Exhibit 10.2
AMENDMENT NO. 7 TO CREDIT AGREEMENT
This AMENDMENT NO. 7 TO CREDIT AGREEMENT, dated as of September 17, 2019 (this “Amendment”), among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the other Reaffirming Parties (as defined below) party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent (as successor to Goldman Sachs Bank USA in its capacity as administrative agent) (in such capacity, the “Administrative Agent”), the 2019 Incremental Revolving Lender party hereto, each undersigned Lender with Refinancing Revolving Commitments (as defined below) (each, a “Refinancing Revolving Lender” and collectively, the “Refinancing Revolving Lenders”) and the other Lenders party hereto (such Lenders, together with the Refinancing Revolving Lenders party hereto, collectively constituting the Required Lenders).
PRELIMINARY STATEMENTS
WHEREAS, reference is made to that certain Credit Agreement, dated as of April 3, 2017, among the Borrower, the Administrative Agent and the lenders party thereto from time to time (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of September 18, 2017, that certain Amendment No. 2 to Credit Agreement, dated as of November 17, 2017, that certain Amendment No. 3 to Credit Agreement, dated as of December 8, 2017, that certain Amendment No. 4 to Credit Agreement, dated as of April 11, 2018, that certain Amendment No. 5 to Credit Agreement, dated as of June 27, 2018, the certain Technical Amendment to Credit Agreement, dated as of July 19, 2018, and that certain Amendment No. 6 to Credit Agreement, dated as of September 17, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement as amended pursuant hereto, including the Refinancing Amendments (as defined below) (and including all schedules thereto, in each case which schedules shall be in form and substance satisfactory to Administrative Agent, the “Credit Agreement”);
WHEREAS, pursuant to Section 2.15(a) of the Credit Agreement, the Borrower has requested to increase the principal amount of the 2019 Incremental Revolving Commitments (as defined in the Sixth Amendment) (such increase, the “Additional 2019 Incremental Revolving Commitment”) by an aggregate principal amount of $20,000,000 pursuant to clause (b)(i) of the definition of Incremental Debt Cap, to be provided by the 2019 Incremental Revolving Lender (as defined the in the Sixth Amendment) party hereto and effective on the Seventh Amendment Effective Date (as defined below) pursuant to the terms hereof and in the Sixth Amendment and the Amended Credit Agreement (as defined in the Sixth Amendment);
WHEREAS, the 2019 Incremental Revolving Lender party hereto is prepared to provide its 2019 Incremental Revolving Commitments on the terms set forth in the Sixth Amendment and the Amended Credit Agreement in an amount equal to its 2019 Incremental Revolving Commitment set forth on Schedule 1 hereto, subject to the terms and conditions set forth herein and in the Amended Credit Agreement;
WHEREAS, upon the effectiveness of the Additional 2019 Incremental Revolving Commitment pursuant hereto, the Borrower hereby requests pursuant to Section 2.16 the Existing Credit Agreement, and the lenders party hereto as Refinancing Revolving Lenders have agreed to provide, a Refinancing Revolving Facility in an aggregate principal amount of $540,000,000 (the “Refinancing Revolving Commitments”), subject to the terms and conditions set forth herein and in the Credit Agreement, which will replace and refinance in full all existing Revolving Commitments of such Refinancing Revolving Lenders under the Revolving Facility outstanding under the Existing Credit Agreement immediately prior to the effectiveness of the Refinancing Amendments (the “2017 Incremental Revolving Facility”);
WHEREAS, each Refinancing Revolving Lender party hereto is prepared to provide the Refinancing Revolving Commitments in an amount equal to its Refinancing Revolving Commitment set forth on Schedule 1 hereto, subject to the terms and conditions set forth herein and in the Credit Agreement;
WHEREAS, as contemplated by Section 2.16(e) of the Existing Credit Agreement, subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, each of the Administrative Agent, the Refinancing Revolving Lenders party hereto and the Borrower have agreed to amend certain terms of the Existing Credit Agreement as set forth in Section 4 hereof (the “Refinancing Amendments”) in order to give effect to the Refinancing Revolving Commitments provided hereunder;
WHEREAS, each Existing Letter of Credit set forth in Schedule 1.01(g) annexed to the Credit Agreement shall be deemed to be a Letter of Credit pursuant to the Revolving Facility in effect on and after the Seventh Amendment Effective Date;
WHEREAS, each Loan Party party hereto and Gibraltar Holdings (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations under the Credit Agreement, the Security Documents, and the other Loan Documents to which it is a party;
NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment is a “Loan Document” (as defined in the Existing Credit Agreement and the Credit Agreement).
2.    Additional 2019 Incremental Revolving Commitment. Pursuant to Section 2.15 of the Credit Agreement, and subject solely to the satisfaction of the conditions precedent set forth in Section 5 hereof, on and as of the Seventh Amendment Effective Date:
(a)     The 2019 Incremental Revolving Lender party hereto hereby severally and not jointly agrees to commit to provide its 2019 Incremental Revolving Commitment set forth on Schedule 1. Such Additional 2019 Incremental Revolving Commitments shall be an increase to the Revolving Commitments of the Lender under the 2017 Incremental Revolving Facility.
(b)     The 2019 Incremental Revolving Lender party hereto hereby (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and in the Amended Credit Agreement, (B) it is an existing Lender under the Credit Agreement, (C) from and after the Seventh Amendment Effective Date, it shall be bound by the provisions of the Amended Credit Agreement, (D) it is sophisticated with respect to decisions to acquire assets of the type represented by the 2019 Incremental Revolving Commitments and the 2019 Incremental Revolving Loans and either it, or the Person exercising discretion in making its decision to commit to provide its 2019 Incremental Revolving Commitment, is experienced in committing to commitments and loans of such type, (E) it has received a copy of the Credit Agreement, the Sixth Amendment and the other Loan Documents, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01

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of the Amended Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Seventh Amendment and to commit to provide its respective 2019 Incremental Revolving Commitment, (F) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Seventh Amendment and to commit to provide its respective 2019 Incremental Revolving Commitment, and (G) it has provided Borrower and the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Amended Credit Agreement (including Section 3.01(e) of the Amended Credit Agreement), duly completed and executed by such 2019 Incremental Revolving Lender; (ii) agrees that (A) it will, independently and without reliance on either the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (iii) appoints and authorizes the Administrative Agent and the Collateral Trustee to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and Collateral Trustee, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto.
(c)     On the Seventh Amendment Effective Date, each of the existing Incremental Revolving Lenders under the Amended Credit Agreement is hereby deemed to assign to the 2019 Incremental Revolving Lender party hereto, and the 2019 Incremental Revolving Lender party hereto is hereby deemed to purchase from each of the existing Incremental Revolving Lenders, at the principal amount thereof (together with accrued interest), such interests in the Incremental Revolving Loans and participations in Letters of Credit outstanding on the Seventh Amendment Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Incremental Revolving Loans and participations in Letters of Credit will be held by existing Incremental Revolving Lenders and 2019 Incremental Revolving Lender party hereto ratably in accordance with their Incremental Revolving Commitments after giving effect to the Additional 2019 Incremental Revolving Commitments to the existing Incremental Revolving Commitments.
(d)     The 2019 Incremental Revolving Lender party hereto, the Administrative Agent and the Reaffirming Parties party hereto agree that this Seventh Amendment shall constitute an “Incremental Facility Request” and an “Incremental Amendment” pursuant to and in accordance with Section 2.15 of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The Incremental Facility Effective Date in respect of the Additional 2019 Incremental Revolving Commitment shall be the Seventh Amendment Effective Date.
(e)     On the Seventh Amendment Effective Date, the Administrative Agent will record in the Register the Additional 2019 Incremental Revolving Commitment made hereunder by the 2019 Incremental Revolving Lender party hereto as “Incremental Revolving Commitments” under the 2017 Incremental Revolving Facility.
3.    Refinancing Revolving Facility.
(a)     Following the effectiveness of the Additional 2019 Incremental Revolving Commitment, each Refinancing Revolving Lender hereby severally commits to provide its respective Refinancing Revolving Commitments set forth opposite such Refinancing Revolving Lender’s name on Schedule I hereto and to make its Refinancing Revolving Loans, on the terms and subject to the conditions set forth herein and the Credit Agreement:

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(b)     By executing and delivering this Amendment, each Refinancing Revolving Lender (including in its capacity as an L/C Issuer, if applicable) hereby (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and in the Credit Agreement, (B) from and after the Seventh Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of its Refinancing Revolving Commitment, shall have the obligations of a Lender thereunder, (C) it is sophisticated with respect to decisions to acquire assets of the type represented by the Refinancing Revolving Commitments and the Revolving Loans to be incurred thereunder (such Revolving Loans, the “Refinancing Revolving Loans”) and either it, or the Person exercising discretion in making its decision to commit to provide its Refinancing Revolving Commitment, is experienced in committing to commitments and loans of such type, (D) it has received a copy of the Existing Credit Agreement, this Amendment and the other Loan Documents, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 of the Existing Credit Agreement and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to commit to provide its respective Refinancing Revolving Commitment, and (E) it has, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to commit to provide its respective Refinancing Revolving Commitment; (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (iii) appoints and authorizes the Administrative Agent and the Collateral Trustee to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent and Collateral Trustee, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto.
(c)    Status as a Lender; Status as Refinancing Revolving Loans. Each Loan Party and each Refinancing Revolving Lender acknowledges and agrees that (i) upon its execution of this Amendment and the occurrence of the Seventh Amendment Effective Date, each Refinancing Revolving Lender shall continue to be a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder; (ii) notwithstanding anything to the contrary in the Credit Agreement or any Loan Document, each Refinancing Revolving Commitment shall be deemed (A) a “Revolving Commitment” under the “Revolving Facility”, and (B) except as set forth herein with respect to the Revolving Facility Maturity Date and the Applicable Rate, to have terms identical to the 2017 Incremental Revolving Facility and form part of the “Revolving Facility”, in each case, as the applicable context requires, under, and for all purposes of, the Credit Agreement and the other Loan Documents, with such terms and conditions applicable thereto in each case as specified in the Credit Agreement or such Loan Document, unless otherwise separately and specifically stated therefor in this Amendment; (iii) for purposes of Section 10.1 of the Credit Agreement, the Refinancing Revolving Loans shall be considered collectively with all other Loans for purposes of making determinations of “Required Lenders” (or for any consent requiring the consent of affected Lenders or of all of the Lenders) and shall be treated as Revolving Loans for all other purposes thereunder in accordance with the Credit Agreement; and (iv) the definition “Obligations” shall be deemed to include all unpaid principal of and accrued and unpaid interest on all Refinancing Revolving Loans. For the avoidance of doubt, each party hereto acknowledges and agrees that it is the intention of such party that except as otherwise separately and specifically stated therefor in this Amendment or the Credit Agreement, the terms and conditions applicable to, and the provisions in the Credit Agreement and the other Loan Documents relating to, the Refinancing Revolving Loans shall be

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identical to the terms and conditions applicable to, and the provisions in the Credit Agreement and the other Loan Documents relating to, the Revolving Loans incurred under the Revolving Facility.
4.    Amendments to Credit Agreement. Pursuant to and in accordance with Section 10.01 of the Existing Credit Agreement, effective as of the Amendment Effective Time, each of the parties hereto agree that the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the document attached as Exhibit A hereto.
5.    Conditions Precedent. The Refinancing Amendments and the obligations of the (i) 2019 Incremental Revolving Lender party hereto to make its Additional 2019 Incremental Revolving Commitment, and (ii) thereafter, the Refinancing Revolving Lenders to provide the Refinancing Revolving Commitments and the amendments set forth in Section 3 hereof shall become effective on the date (the “Seventh Amendment Effective Date”) and at the time (the “Amendment Effective Time”) on and at which the following conditions precedents are satisfied or waived in accordance with such section:
(a)    The Administrative Agent’s receipt of the following, each of which shall be:
(i)    executed counterparts of (a) this Amendment from each of the parties thereto, (b) an amended and restated Guaranty from each of the Loan Parties, (c) the Additional Secured Debt Designation (as defined in the Collateral Trust Agreement) from the Borrower and acknowledged by the Collateral Trustee, and (d) the Amendment No. 2 to Priority Lien Pledge and Security Agreement, dated as of the date hereof, from each of the Loan Parties, Gibraltar Holdings and the Collateral Trustee;
(ii)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of duly authorized officers of each Loan Party and each Restricted Subsidiary party to a Loan Document, in each case, as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each officer of each Loan Party or Restricted Subsidiary executing the Loan Documents to which each Loan Party or Restricted Subsidiary is a party;
(iii)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;
(iv)    the executed opinion of Jones Day, counsel to the Borrower and special New York counsel to the other Loan Parties, addressed to the Administrative Agent, the Collateral Trustee and each Lender;
(v)    the executed opinion of Bingham Greenebaum Doll LLP, special Indiana counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Trustee and each Lender;
(vi)    a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in clauses (b) and (c) of this Section 4 have been satisfied;

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(vii)    a solvency certificate from the chief financial officer of the Borrower in the form of Exhibit K to the Credit Agreement, which demonstrates that the Borrower and its Restricted Subsidiaries on a consolidated basis, are, and after giving effect to the transactions set forth in this Amendment, will be, Solvent;
(b)    no Default or Event of Default shall exist, or would result immediately, from transactions contemplated hereby on the Seventh Amendment Effective Date;
(c)    the representations and warranties of (i) the Borrower contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document shall be true and correct in all material respects on and as of the Seventh Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsection (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 6.01 of the Credit Agreement; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or by a reference to a Material Adverse Effect in the text thereof;
(d)    Any fees required to be paid on or before the Seventh Amendment Effective Date to the Agents, the Arrangers or the Lenders under this Amendment, the Credit Agreement, the Fee Letters or otherwise in connection with the Facilities (including the fees to be paid to the Arrangers in respect of each of their Revolving Commitments under the 2019 Refinancing Revolving Facility as set forth in the applicable Fee Letters) shall have been paid and, unless waived by the Agents, the Arrangers or the Lenders, as applicable, to the extent invoiced at least three Business Days prior to the Seventh Amendment Effective Date, the Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses of the Agents, Arrangers and the Lenders (including the reasonable and documented fees and expenses of one counsel to the Agents and the Lenders, plus such additional amounts of such reasonable and documented fees and expenses (including filing fees in respect of collateral) as shall constitute its reasonable estimate of such fees and expenses incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Agents));
(e)    the Arrangers and the Agents shall have received at least three business days prior to the Seventh Amendment Effective Date (i) all documentation and other information required by regulatory authorities with respect to the Borrower and the other Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower, in each case, that has been requested by the Arrangers or the Agents at least ten Business Days prior to the Seventh Amendment Effective Date.
For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Seventh Amendment Effective Date specifying its objection thereto.
6.    Reaffirmation.

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(a)    To induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Loan Parties and Gibraltar Holdings hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof . The Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.
(b)    In furtherance of the foregoing clause (a), Gibraltar Holdings and each of the Loan Parties that is party to any Security Document, in its capacity as a “grantor”, “pledgor” or other similar capacity under such Security Document (in such capacity, each a “Reaffirming Party”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. In addition, each Reaffirming Party reaffirms the security interests granted by such Reaffirming Party under the terms and conditions of the Security Documents (in each case, to the extent a party thereto) to secure the Secured Obligations and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Reaffirming Party hereby (i) confirms that each Security Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Security Documents, the payment and performance of the Secured Obligations, including without limitation the payment and performance of all such applicable Secured Obligations that are joint and several obligations of each Guarantor and each Reaffirming Party now or hereafter existing, in each case pursuant to the terms of the Security Documents such Reaffirming Party is a party to, (ii) confirms its respective grant to the Collateral Trustee for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Reaffirming Party’s right, title and interest in, to and under all Collateral to which such Reaffirming Party granted a security interest in and a continuing Lien on pursuant to the terms of the Security Documents to which such Reaffirming Party is party to, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Secured Obligations, subject to the terms contained in the applicable Loan Documents and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Security Documents to which it is a party.
7.    Miscellaneous Provisions.
(a)    Governing Law; Submission to Jurisdiction, Consent to Service of Process, Waiver of Jury Trial, Etc. Sections 10.14 and 10.15 of the Existing Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.
(b)    Severability. Section 10.12 of the Existing Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.
(c)    Counterparts; Headings. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. Article and Section headings used herein are included for convenience of reference only, shall not constitute a part hereof, shall not be given any substantive effect and shall not affect the interpretation of this Amendment.

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(d)    Third Party Beneficiary. The Collateral Trustee shall be an express third party beneficiary of this Amendment.
(e)    Amendment, Modification and Waiver. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.
(f)    Lender Consents. Each Lender party hereto (it being agreed that all of such Lenders constitute Required Lenders under the Credit Agreement) hereby (i) consents to the Administrative Agent delivering a direction in writing to the Collateral Trustee (it being agreed that such direction constitutes an Act of Required Secured Parties under the Collateral Trust Agreement) authorizing and directing the Collateral Trustee to execute Security Agreement Amendment No. 2 as set forth in the document attached as Exhibit B hereto on the Seventh Amendment Effective Date and (ii) approves the terms set forth herein and consents to the execution and delivery of Security Agreement Amendment No. 2 on the Seventh Amendment Effective Date.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.
JPMORGAN CHASE BANK, N.A., as Administrative Agent

By: /s/ Peter S. Predun_________________________
Name: Peter S. Predun
Title: Executive Director

[Signature Page to Amendment No. 7 to Credit Agreement]

PEABODY ENERGY CORPORATION, as Borrower

By: /s/ Mark A. Spurbeck
Name: Mark A. Spurbeck
Title: Senior Vice President and Chief Accounting Officer

[Signature Page to Amendment No. 7 to Credit Agreement]

AMERICAN LAND DEVELOPMENT, LLC
AMERICAN LAND HOLDINGS OF COLORADO, LLC
AMERICAN LAND HOLDINGS OF ILLINOIS, LLC
AMERICAN LAND HOLDINGS OF INDIANA, LLC
AMERICAN LAND HOLDINGS OF KENTUCKY, LLC
BIG RIDGE, INC.
BTU WESTERN RESOURCES, INC.
COALSALES II, LLC
CONSERVANCY RESOURCES, LLC
EL SEGUNDO COAL COMPANY, LLC
HAYDEN GULCH TERMINAL, LLC
HILLSIDE RECREATIONAL LANDS, LLC
KAYENTA MOBILE HOME PARK, INC.
KENTUCKY UNITED COAL, LLC
MOFFAT COUNTY MINING, LLC
NEW MEXICO COAL RESOURCES, LLC
PEABODY AMERICA, LLC
PEABODY ARCLAR MINING, LLC
PEABODY ASSET HOLDINGS, LLC
PEABODY BEAR RUN MINING, LLC
PEABODY BEAR RUN SERVICES, LLC
PEABODY CABALLO MINING, LLC
PEABODY CARDINAL GASIFICATION, LLC
PEABODY CHINA, LLC
PEABODY COALSALES, LLC
PEABODY COALTRADE, LLC
PEABODY COLORADO OPERATIONS, LLC
PEABODY COLORADO SERVICES, LLC
PEABODY COULTERVILLE MINING, LLC

By: /s/ James A. Tichenor
Name: James A. Tichenor
Title: Vice President and Treasurer

[Signature Page to Amendment No. 7 to Credit Agreement]

PEABODY DEVELOPMENT COMPANY, LLC
PEABODY ELECTRICITY, LLC
PEABODY EMPLOYMENT SERVICES, LLC
PEABODY GATEWAY NORTH MINING, LLC
PEABODY GATEWAY SERVICES, LLC
PEABODY GLOBAL FUNDING, LLC
PEABODY HOLDING COMPANY, LLC
PEABODY IC FUNDING CORP.
PEABODY ILLINOIS SERVICES, LLC
PEABODY INDIANA SERVICES, LLC
PEABODY INTERNATIONAL HOLDINGS, LLC
PEABODY INTERNATIONAL INVESTMENTS, INC.
PEABODY INTERNATIONAL SERVICES, INC.
PEABODY INVESTMENTS CORP.
PEABODY MIDWEST MANAGEMENT SERVICES, LLC
PEABODY MIDWEST MINING, LLC
PEABODY MIDWEST OPERATIONS, LLC
PEABODY MIDWEST SERVICES, LLC
PEABODY MONGOLIA, LLC
PEABODY NATURAL GAS, LLC
PEABODY NATURAL RESOURCES COMPANY
PEABODY NEW MEXICO SERVICES, LLC
PEABODY OPERATIONS HOLDING, LLC
PEABODY POWDER RIVER MINING, LLC
PEABODY POWDER RIVER OPERATIONS, LLC
PEABODY POWDER RIVER SERVICES, LLC
PEABODY ROCKY MOUNTAIN MANAGEMENT SERVICES, LLC
PEABODY ROCKY MOUNTAIN SERVICES, LLC

By: /s/ James A. Tichenor
Name: James A. Tichenor
Title: Vice President and Treasurer

[Signature Page to Amendment No. 7 to Credit Agreement]

PEABODY SCHOOL CREEK MINING, LLC
PEABODY SERVICES HOLDINGS, LLC
PEABODY SOUTHEAST MINING, LLC
PEABODY VENEZUELA COAL CORP.
PEABODY VENTURE FUND, LLC
PEABODY WILD BOAR MINING, LLC
PEABODY WILD BOAR SERVICES, LLC
PEABODY WILLIAMS FORK MINING, LLC
PEABODY WYOMING SERVICES, LLC
PEABODY-WATERSIDE DEVELOPMENT, L.L.C.
SAGE CREEK LAND & RESERVES, LLC
SENECA PROPERTY, LLC
SHOSHONE COAL CORPORATION
TWENTYMILE COAL, LLC
UNITED MINERALS COMPANY, LLC

By: /s/ James A. Tichenor
Name: James A. Tichenor
Title: Vice President and Treasurer

NGS ACQUISITION CORP., LLC

By: /s/ James A. Tichenor
Name: James A. Tichenor
Title: Treasurer

BIG SKY COAL COMPANY

By: /s/ Bryce G. West
Name: Bryce G. West
Title: President

[Signature Page to Amendment No. 7 to Credit Agreement]

PEABODY SAGE CREEK MINING, LLC
PEABODY TWENTYMILE MINING, LLC
PEC EQUIPMENT COMPANY, LLC
SAGE CREEK HOLDINGS, LLC
SENECA COAL COMPANY, LLC

By: /s/ Scott T. Jarboe
Name: Scott T. Jarboe
Title: Secretary

PEABODY WESTERN COAL COMPANY

By: /s/ Eric R. Waller
Name: Eric R. Waller
Title: Secretary

PEABODY GLOBAL HOLDINGS, LLC

By: /s/ James A. Tichenor
Name: James A. Tichenor
Title: Vice President and Treasurer

[Signature Page to Amendment No. 7 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Refinancing Revolving Lender and as a Lender

By: /s/ Peter S. Predun____________________________
Name:    Peter S. Predun
Title:    Executive Director

[Signature Page to Amendment No. 7 to Credit Agreement]

GOLDMAN SACHS BANK USA, as Refinancing Revolving Lender and as a Lender

By: /s/ Thomas M. Manning______________________
Name:    Thomas M. Manning
Title:    Authorized Signatory

[Signature Page to Amendment No. 7 to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Refinancing Revolving Lender and as a Lender

By: /s/ Mikhail Faybusovich_______________________
Name:    Mikhail Faybusovich
Title:    Authorized Signatory

By: /s/ Christopher Zybrick_______________________
Name:    Christopher Zybrick
Title:    Authorized Signatory

[Signature Page to Amendment No. 7 to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Refinancing Revolving Lender and as a Lender

By: /s/ Michael Strobel__________________________
Name:    Michael Strobel
Title:    Vice President

By: /s/ Yumi Okabe__________________________
Name:    Yumi Okabe
Title:    Vice President

[Signature Page to Amendment No. 7 to Credit Agreement]

Bank of Montreal, Chicago Branch, as Refinancing Revolving Lender and as a Lender

By: /s/ Paul Heikkila____________________________
Name:    Paul Heikkila
Title:    Director

[Signature Page to Amendment No. 7 to Credit Agreement]

REGIONS BANK, as Refinancing Revolving Lender and as a Lender

By: /s/ Tedrick Tarver____________________________
Name:    Tedrick Tarver
Title:    Director

[Signature Page to Amendment No. 7 to Credit Agreement]

COMMERCE BANK, as Refinancing Revolving Lender and as a Lender

By: /s/ Anthony Clarkson________________________
Name:    Anthony Clarkson
Title:    Sr. Vice President

[Signature Page to Amendment No. 7 to Credit Agreement]

BANK OF AMERICA, N.A., as a 2019 Incremental Revolving Lender

By: /s/ Christopher DiBiase________________________
Name:    Christopher DiBiase
Title:    Director

[Signature Page to Amendment No. 7 to Credit Agreement]

BANK OF AMERICA, N.A., as Refinancing Revolving Lender and as a Lender

By: /s/ Christopher DiBiase________________________
Name:    Christopher DiBiase
Title:    Director

[Signature Page to Amendment No. 7 to Credit Agreement]

SCHEDULE I
Additional 2019 Incremental Revolving Commitment

2019 Incremental Revolving Lenders	2019 Incremental Revolving Commitments
Bank of America, N.A.	$20,000,000

Refinancing Revolving Commitments

Refinancing Revolving Lenders	Refinancing Revolving Commitments	L/C Issuance Limit
Goldman Sachs Bank USA	$75,000,000	$100,000,000
JPMorgan Chase Bank, N.A.	$75,000,000	$100,000,000
Credit Suisse AG, Cayman Islands Branch	$75,000,000	$75,000,000
Bank of Montreal, Chicago Branch	$75,000,000	$75,000,000

Refinancing Revolving Lenders	Refinancing Revolving Commitments	L/C Issuance Limit
Regions Bank	$75,000,000	N/A
Commerce Bank	$40,000,000	$100,000,000
Deutsche Bank AG New York Branch	$75,000,000	$75,000,000
Bank of America, N.A.	$50,000,000	$50,000,000
TOTAL	$540,000,000

Exhibit A
Credit Agreement

Attached.

CONFORMED THROUGH AMENDMENT NO. 1, AMENDMENT NO. 2, AMENDMENT NO. 3, AMENDMENT NO. 4, AMENDMENT NO. 5, TECHNICAL AMENDMENT, AMENDMENT NO. 6 AND PROPOSED AMENDMENT NO. 7
~~CONFORMED TO INCLUDE~~
~~FIRST AMENDMENT, DATED SEPTEMBER 18, 2017,~~
~~SECOND AMENDMENT, DATED NOVEMBER 17, 2017,~~
~~THIRD AMENDMENT, DATED DECEMBER 18, 2017,~~
~~FOURTH AMENDMENT, DATED APRIL 11, 2018,~~
~~FIFTH AMENDMENT, DATED JUNE 27, 2018 AND~~
~~TECHNICAL AMENDMENT, DATED JULY 19, 2018~~

CREDIT AGREEMENT

among

PEABODY ENERGY CORPORATION,
as Borrower,

~~GOLDMAN SACHS~~JPMORGAN CHASE BANK ~~USA~~, N.A.,
as Administrative Agent,
and
The Other Lenders Party Hereto

Dated as of April 3, 2017

~~GOLDMAN SACHS BANK USA,~~
JPMORGAN CHASE BANK, N.A.,
GOLDMAN SACHS BANK USA,
BMO CAPITAL MARKETS CORP.,
CREDIT SUISSE LOAN FUNDING LLC,
DEUTSCHE BANK SECURITIES INC.,
REGIONS CAPITAL MARKETS,

and

~~CREDIT SUISSE~~BOFA SECURITIES ~~(USA) LLC~~, INC.,
as Joint Lead Arrangers and Joint Bookrunners, as of the Seventh Amendment Effective Date

~~GOLDMAN SACHS BANK USA,~~
~~as Syndication Agent,~~
~~and~~
JPMORGAN CHASE BANK, N.A.,
~~CREDIT SUISSE AG,~~

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~~3~~

and
~~MACQUARIE CAPITAL (~~GOLDMAN SACHS BANK USA~~) INC.~~,
as Co-Syndication Agents, as of the Seventh Amendment Effective Date
~~as Co-Documentation Agents~~and
COMMERCE BANK,
as Documentation Agent, as of the Seventh Amendment Effective Date

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TABLE OF CONTENTS

Section		Page

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS		1
1.01	Defined Terms	1
1.02	Other Interpretive Provisions	54
1.03	Accounting Terms	54
1.04	Exchange Rates; Currency Equivalents	55
1.05	Additional Alternative Currencies	56
1.06	Change of Currency	56
1.07	Times of Day	57
1.08	Letter of Credit Amounts	57
1.09	Negative Covenant Compliance	57
1.10	Divisions	57
1.11	Interest Rates; LIBOR Notification	57

ARTICLE II. THE COMMITMENTS AND BORROWINGS		57
2.01	The Loans	~~57~~58
2.02	Borrowings, Conversions and Continuations of the Loans	58
2.03	Letters of Credit	60
2.04	[Reserved]	~~69~~70
2.05	Prepayments and Commitment Reductions	~~69~~70
2.06	Optional Termination or Reduction of Revolving Credit Commitments	74
2.07	Repayment of Loans	75
2.08	Interest	76
2.09	Fees	~~77~~76
2.10	Computation of Interest and Fees	~~78~~77
2.11	Evidence of Debt	~~78~~77
2.12	Payments Generally; Administrative Agent's Clawback	~~78~~77
2.13	Pro Rata; Sharing of Payments by Lenders	~~80~~79
2.14	[Reserved]	~~81~~80
2.15	Incremental Debt	~~81~~80
2.16	Refinancing Debt	~~84~~83
2.17	Cash Collateral	~~86~~85
2.18	Defaulting Lenders	~~87~~86
2.19	Dutch Auction Repurchases	~~88~~87
2.20	Open Market Repurchases	~~90~~89

ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY		90
3.01	Taxes	90
3.02	Illegality	~~94~~93
3.03	Inability to Determine Rates	94
3.04	Increased Costs; Reserves on Eurocurrency Rate Loans	~~95~~94
3.05	Compensation for Losses	~~97~~96
3.06	Mitigation Obligations; Replacement of Lenders	~~98~~97
3.07	Survival	~~98~~97

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ARTICLE IV. CONDITIONS PRECEDENT		98
4.01	Closing Date	98
4.02	Conditions to all Credit Extensions (Including on the ~~Closing~~Seventh Amendment Effective Date)	~~104~~103

ARTICLE V. REPRESENTATIONS AND WARRANTIES		104
5.01	Existence, Qualification and Power	~~105~~104
5.02	Authorization; No Contravention	~~105~~104
5.03	Governmental Authorization	105
5.04	Binding Effect	105
5.05	Financial Statements; No Material Adverse Effect	~~106~~105
5.06	Litigation	106
5.07	No Default	106
5.08	Ownership and Identification of Property	106
5.09	Environmental Compliance	107
5.10	Insurance	~~108~~107
5.11	Taxes	108
5.12	ERISA Compliance	108
5.13	Subsidiaries	~~109~~108
5.14	Margin Regulations; Investment Company Act	~~109~~108
5.15	Disclosure	109
5.16	Compliance with Laws	109
5.17	Anti-Corruption; Sanctions; Terrorism Laws	~~110~~109
5.18	Intellectual Property; Licenses, Etc.	110
5.19	Security Documents	~~111~~110
5.20	Mines	111
5.21	Solvency	111
5.22	Labor Relations	111

ARTICLE VI. AFFIRMATIVE COVENANTS		~~112~~111
6.01	Financial Statements	~~112~~111
6.02	Certificates; Other Information	112
6.03	Notices	~~114~~113
6.04	Payment of Tax Obligations	114
6.05	Preservation of Existence	~~115~~114
6.06	Maintenance of Properties	~~115~~114
6.07	Maintenance of Insurance	~~115~~114
6.08	Compliance with Laws	115
6.09	Books and Records	~~116~~115
6.10	Inspection Rights	~~116~~115
6.11	Use of Proceeds	116
6.12	Additional Guarantors	~~117~~116
6.13	Unrestricted Subsidiaries	~~117~~116
6.14	Preparation of Environmental Reports	117
6.15	Certain Long Term Liabilities and environmental Reserves	117
6.16	Covenant to Give Security	~~118~~117
6.17	Maintenance of Ratings	~~121~~120

v
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6.18	Post Closing Covenants	~~121~~120
6.19	ERISA	~~121~~120

ARTICLE VII. NEGATIVE COVENANTS		121
7.01	Liens	121
7.02	Investments	~~124~~123
7.03	Indebtedness	126
7.04	Fundamental Changes	130
7.05	Dispositions	~~131~~130
7.06	Restricted Payments	~~133~~132
7.07	Change in Nature of Business	~~135~~134
7.08	Transactions with Affiliates	~~135~~134
7.09	[Reserved]	~~136~~135
7.10	Use of Proceeds	~~136~~135
7.11	Financial Covenant	136
7.12	Burdensome Agreements	136
7.13	Restrictions of Specified Subsidiaries	137
7.14	[Reserved]	~~138~~137
7.15	Fiscal Year	~~138~~137
7.16	Sale and Lease-Backs	138
7.17	Amendments or Waivers of Organizational Documents	138
7.18	~~Restructuring~~Permitted PRB-CO Joint Venture Transactions	138
~~7.19~~	~~Permitted Australian Restructuring Transactions~~	~~139~~

ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES		~~139~~138
8.01	Events of Default	~~139~~138
8.02	Remedies Upon Event of Default	141
8.03	Exclusion of Immaterial Subsidiaries	~~142~~141
8.04	Application of Funds	~~142~~141

ARTICLE IX. ADMINISTRATIVE AGENT		143
9.01	Appointment and Authority	143
9.02	Rights as a Lender	143
9.03	Exculpatory Provisions	~~144~~143
9.04	Reliance by Administrative Agent	145
9.05	Delegation of Duties	145
9.06	Resignation of Administrative Agent	~~146~~145
9.07	Non-Reliance on Administrative Agent and Other Lenders .	~~147~~146
9.08	No Other Duties, Etc	~~148~~147
9.09	Administrative Agent May File Proofs of Claim	~~148~~147
9.10	Guaranty and Collateral Matters	~~149~~148
9.11	Withholding Tax	149
9.12	~~Intercreditor Agreements~~Collateral Trust Agreement, Collateral Matters and Specified Amendments	~~150~~149
9.13	Certain ERISA Matters	~~151~~150

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ARTICLE X. MISCELLANEOUS		~~153~~151
10.01	Amendments, Etc	~~153~~151
10.02	Notices; Effectiveness; Electronic Communication	~~156~~155
10.03	No Waiver; Cumulative Remedies	~~159~~158
10.04	Expenses; Indemnity; Damage Waiver	~~159~~158
10.05	Marshalling; Payments Set Aside	~~162~~161
10.06	Successors and Assigns	~~162~~161
10.07	Treatment of Certain Information; Confidentiality	~~167~~166
10.08	Right of Setoff	~~168~~167
10.09	usury Savings Clause	~~169~~168
10.10	Counterparts; Integration; Effectiveness	~~170~~168
10.11	Survival of Representations, Warranties	~~170~~169
10.12	Servability	~~170~~169
10.13	Replacement of Lenders	~~170~~169
10.14	Governing Law; Jurisdiction; Etc	~~172~~170
10.15	Waiver of Jury Trial	~~172~~171
10.16	USA PATRIOT Act Notice	~~173~~172
10.17	Time of the Essence	~~173~~172
10.18	[Reserved]	~~173~~172
10.19	No Advisory or Fiduciary Responsibility	~~173~~172
10.20	[Reserved]	~~174~~173
10.21	Release of Liens and Release from Guaranty	~~174~~173
10.22	Independence of Covenants	~~175~~174
10.23	Independent Nature of Lenders' Rights	~~175~~174
10.24	Acknowledgment and and Consent to Bail-In of EEA Financial Institutions	~~176~~175
10.25	Original Issue Discount	~~176~~175
10.26	Acknowledgment Regarding Any Supported QFC's	175

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SCHEDULES

1.01(a)	Guarantors

1.01(b)	Unrestricted Subsidiaries

1.01(c)	Excluded Equity Interests

1.01(d)	Real Property Marketed for Sale

1.01(e)	Reserve Areas

1.01(f)	PRB-CO Joint Venture Transactions

1.01(g)	Existing Letters of Credit

2.01	Commitments

5.08(b)	Fee Owned Material Real Property

5.08(c)	Leased Material Real Property

~~5.08(d)~~	~~Material Real Property for Title Opinions~~

5.09	Environmental Matters

5.13	Subsidiaries

5.18	Intellectual Property

5.20	Mines

6.18	Post Closing Covenants

7.01	Existing Liens

7.02	Existing Investments

7.03	Existing Indebtedness

7.05	Specified Dispositions

7.08	Transactions with Affiliates

7.12	Burdensome Agreements

10.02	Administrative Agent’s Office; Certain Addresses for Notices

~~10.06~~	~~Processing and Recordation Fees~~
EXHIBITS
    Form of:
A    Borrowing Notice
B    [Reserved]
C-1    Term Note
C-2    ~~Incremental~~ Revolving Note
D    ~~Amended and Restated~~ Compliance Certificate
E    Assignment and Assumption
F    Guaranty
G    ~~Security Agreement~~[Reserved]
~~H-1    Opinion of Jones Day~~
~~H-2    Opinion of Triay Stagnetto Neish~~
~~H-3    Opinion of Bingham Greenebaum Doll LLP~~
I-1    ~~Collateral Trust Agreement~~[Reserved]
J    Mortgage
K    Solvency Certificate
L    Auction Procedures
M-1    U.S. Tax Compliance Certificate

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M-2    U.S. Tax Compliance Certificate
M-3    U.S. Tax Compliance Certificate
M-4    U.S. Tax Compliance Certificate

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~~CREDIT AGREEMENT~~
This CREDIT AGREEMENT (as amended, restated, ~~extended,~~ supplemented or otherwise modified, the “Agreement”) is entered into as of April 3, 2017, among, inter alios, PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and, individually, a “Lender”), ~~GOLDMAN SACHS BANK USA, as Administrative Agent, GOLDMAN SACHS BANK USA, J.P. MORGAN CHASE BANK, N.A. and CREDIT SUISSE SECURITIES (USA) LLC, as joint lead arrangers and joint bookrunners, GOLDMAN SACHS BANK USA, as syndication agent (in such capacity, the “Syndication Agent”), and JPMORGAN CHASE BANK, N.A., CREDIT SUISSE AG AND MACQUARIE CAPITAL (USA) INC., as co-documentation agents (in such capacities, the “Documentation Agents”).~~and JPMorgan Chase Bank, N.A. as administrative agent.
PRELIMINARY STATEMENTS
~~The Borrower, together with certain of its wholly-owned Domestic Subsidiaries and one subsidiary organized under the laws of Gibraltar (collectively, the “Debtors”), each filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code on April 13, 2016.~~
~~Pursuant to the Confirmation Order, entered on March 17, 2017, the Bankruptcy Court confirmed the Debtors’ Plan of Reorganization, and the Debtors will emerge from the Bankruptcy Cases pursuant thereto (the “Exit”) on the Closing Date.~~
The Borrower has requested that on the Closing Date, the Term Lenders make Term Loans to the Borrower to finance a portion of the Transactions and to pay fees and expenses in connection with the Transactions (the “Transaction Costs”) and the Term Lenders have agreed to provide such Term Loans on the terms and subject to the conditions set forth herein.
The Borrower has requested that, on the Second Amendment Effective Date and the Third Amendment Effective Date, the Incremental Revolving Lenders party to the Second Amendment and the Third Amendment, as applicable, make Incremental Revolving Commitments to the Borrower for general working capital purposes (including the issuance of Letters of Credit and Bank Guarantees), and such Incremental Revolving Lenders have agreed to provide such Incremental Revolving Commitments on the terms and subject to the conditions set forth herein and in the Second Amendment or the Third Amendment, as applicable.
The Borrower has requested that, on the Seventh Amendment Effective Date, (a) the Refinancing Revolving Lenders party to the Seventh Amendment, make Refinancing Revolving Commitments (as defined therein) to the Borrower and such Refinancing Revolving Lenders have agreed to provide such Refinancing Revolving Commitments on the terms and subject to the conditions set forth herein and in the Seventh Amendment, and the letters of credit identified on Schedule 1.01(g) hereto as of the Seventh Amendment Effective Date (the “Existing Letters of Credit”) shall be deemed to be Letters of Credit for all purposes under this Agreement.

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In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
Article I
DEFINITIONS AND ACCOUNTING TERMS
1.01    Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:
“2017 Incremental Revolving Facility” has the meaning specified in the Second Amendment~~, as increased pursuant to the Third Amendment~~.
“2019 Refinancing Revolving Facility” means the Refinancing Revolving Facility provided by the Revolving Lenders party to the Seventh Amendment.
“A$” means the lawful currency of Australia.
~~“ABL Agent(s)” means each administrative agent, collateral agent, collateral trustee or other representative of the holders of ABL Obligations with respect to any ABL Facility.~~
~~“ABL Credit Documents” means the instruments or agreements executed in connection with any ABL Facility (including all security agreements, collateral assignments, mortgages, control agreements or other grants or transfers for security in favor of any ABL Agent, for the benefit of the holders of ABL Obligations) and any instrument or agreement executed in connection with any refinancings and replacements thereof to the extent permitted under the ABL Intercreditor Agreement, as each such instrument or agreement may be amended, restated, supplemented, replaced or otherwise modified from time to time in accordance with the ABL Intercreditor Agreement.~~
~~“ABL Facility” means one or more asset based lending facilities; provided that the aggregate principal amount outstanding of all ABL Facilities, together with the aggregate principal amount (or similar amount) outstanding under any Permitted Securitization Program, shall not exceed the greater of $250,000,000 and 3.5% of Consolidated Net Tangible Assets; provided, further, that no ABL Facility will be permitted at any time that any Incremental Revolving Commitments are in effect.~~
~~“ABL Intercreditor Agreement” means an intercreditor agreement to be entered into between the ABL Agent, the Collateral Trustee and the Junior Collateral Trustee that sets forth the relative priority of the Priority Liens and the Junior Liens (as each term is defined in the Collateral Trust Agreement), on the one hand, compared to the ABL Liens (as defined in the Collateral Trust Agreement), on the other hand, on substantially the terms described in Section 7.25 of the Collateral Trust Agreement and otherwise in accordance with Section 7.25 of the Collateral Trust Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.~~
~~“ABL Obligations” means all debts, liabilities and obligations incurred by the Borrower or any Subsidiary under the ABL Credit Documents.~~

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~~“ABL Priority Collateral” has the meaning assigned to “ABL Priority Collateral” in the Collateral Trust Agreement.~~
“Accepting Lenders” has the meaning specified in Section 10.01(g).
“Accounting Change” means changes in accounting principles after the ~~Closing~~Seventh Amendment Effective Date required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board or, if applicable, the SEC.
“Acquisition Agreement” means, with respect to any Permitted Acquisition, the definitive documentation for such Permitted Acquisition.
“Acquisition Agreement Representations” means, with respect to any Acquisition Agreement, the representations and warranties made by or with respect to the Person to be acquired or selling its assets pursuant to such Acquisition Agreement that are material to the interests of the Lenders, but only to the extent that (a) the accuracy of any such representation or warranty is a condition to the Borrower’s or its Restricted Subsidiary’s obligations to close under the Acquisition Agreement or (b) the Borrower or the Restricted Subsidiary has the right to terminate its obligations under the Acquisition Agreement as a result of a breach of such representations and warranties.
“Additional Extensions of Credit” has the meaning specified in Section 10.01.
“Administrative Agent” means ~~Goldman Sachs~~JPMorgan Chase Bank ~~USA~~, N.A., in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.
“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.
“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Agent Parties” has the meaning specified in Section 10.02(c).
“Agents” means the Administrative Agent, the Syndication Agent and the Documentation ~~Agents~~Agent.
“Aggregate Commitments” means the Commitments of all the Lenders.
“Agreement” has the meaning specified in the introductory paragraph to this Agreement.

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“Alternative Currency” means each of Euro, Sterling, A$ and each other currency (other than Dollars) that is approved in accordance with Section 1.05.
“Alternative Currency Equivalent” means, at any date, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars on such date.
“Anti-Corruption Laws” has the meaning specified in Section 5.17.
“Applicable Percentage” means (a) in respect of the Term Loan Facility, with respect to any Term Lender at any time, the percentage (carried out to the tenth decimal place) of the Term Loan Facility represented by (i) until the Closing Date, such Term Lender’s respective Term Loan Commitments and (ii) thereafter, the aggregate principal amount of such Term Lender’s Term Loans then outstanding, and (b) in respect of the ~~Incremental~~ Revolving ~~Facilities~~Facility, with respect to any ~~Incremental~~ Revolving Lender at any time, the percentage (carried out to the ninth decimal place) of the ~~then available Incremental~~ Revolving ~~Facilities~~Facility represented by such ~~Incremental~~ Revolving Lender’s ~~Incremental~~ Revolving Commitment at such time. If the commitment of each ~~Incremental~~ Revolving Lender to make ~~Incremental~~ Revolving Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the ~~Incremental~~ Revolving Commitments have expired, then the Applicable Percentage of each ~~Incremental~~ Revolving Lender in respect of the ~~Incremental~~ Revolving ~~Facilities~~Facility shall be determined based on the Applicable Percentage of such ~~Incremental~~ Revolving Lender in respect of the ~~Incremental~~ Revolving ~~Facilities~~Facility most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Term Lender in respect of the Term Loan Facility as of the Closing Date is set forth opposite the name of such Term Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable. The Applicable Percentage of each ~~Incremental~~ Revolving Lender in respect of the ~~Incremental~~ Revolving Facility as of the ~~Third~~Seventh Amendment Effective Date is set forth opposite the name of such ~~Incremental~~ Revolving Lender on Schedule ~~3~~I to the ~~Third~~Seventh Amendment or in the Assignment and Assumption pursuant to which such ~~Incremental~~ Revolving Lender becomes a party hereto, as applicable.
“Applicable Rate” means:
(a)    ~~(a)~~ with respect to the Term Loan Facility, a percentage per annum equal to (i) 2.75% for Eurocurrency Rate Loans and (ii) 1.75% for Base Rate Loans ~~and~~;
(b)    (b) with respect to the 2017 Incremental Revolving ~~Facilities~~Facility, a percentage per annum equal to (i) 3.25% for Eurocurrency Rate Loans and (ii) 2.25% for Base Rate Loans~~. For the avoidance of doubt, the Applicable Rate with respect to the Term Loan Facility as in effect for all dates occurring (i) prior to the First Amendment Effective Date shall be the “Applicable Rate” as defined in this Agreement immediately prior to giving effect to the First Amendment and (ii) during the period commencing on the First Amendment Effective Date and ending on the date immediately prior to the Fourth Amendment Effective Date shall be~~

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~~the “Applicable Rate” as defined in this Agreement immediately prior to giving effect to the Fourth Amendment.~~; and
(c)    with respect to the 2019 Refinancing Revolving Facility:
(i)    until delivery of financial statements and a related Compliance Certificate for the first full fiscal quarter of the Borrower ending after the Seventh Amendment Effective Date pursuant to Section 6.02, (1) for Revolving Loans that are Eurocurrency Rate Loans, 3.25% and (2) for Revolving Loans that are Base Rate Loans, 2.25% and
(ii)    thereafter, the percentages per annum set forth in the table below, based upon the First Lien Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02:

First Lien Leverage Ratio	Applicable Rate for Revolving Loans that are Eurocurrency Rate Loans	Applicable Rate for Revolving Loans that are Base Rate Loans
< 0.50 to 1.00	2.75%	1.75%
> 0.50 to 1.00 but ≤ 1.50 to 1.00	3.00%	2.00%
> 1.50 to 1.00	3.25%	2.25%

Any increase or decrease in the Applicable Rate resulting from a change in the First Lien Leverage Ratio shall become effective as of the first Business Day immediately following the most recent delivery of a Compliance Certificate pursuant to Section 6.02.
Notwithstanding the foregoing, (a) the Applicable Rate in respect of any Class of Incremental Term Loans shall be the applicable percentages per annum set forth in the relevant Incremental Amendment, (b) the Applicable Rate in respect of any Class of Loans under any Refinancing Term Facility shall be the applicable percentages per annum set forth in the relevant agreement and (c) in the case of the Term Loans and any Class of Incremental Term Loans, the Applicable Rate shall be increased as, and to the extent, necessary to comply with the provisions of Section 2.15(e).
Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the First Lien Leverage Ratio set forth in any Compliance Certificate delivered to the Administrative Agent is inaccurate for any reason and the result thereof is that the Lenders received interest for any period based on an Applicable Rate that is less than that which would have been applicable had the First Lien Leverage Ratio been accurately determined, then, for all purposes of this

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Agreement, the Applicable Rate for any day occurring within the period covered by such Compliance Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined First Lien Leverage Ratio for such period, and any shortfall in the interest theretofore paid by the Borrower for the relevant period as a result of the miscalculation of the First Lien Leverage Ratio shall be deemed to be (and shall be) due and payable, at the time the interest for such period were required to be paid. In addition, if the Borrower shall have failed to deliver any of the financial statements within one (1) Business Day after the applicable date required under Section 6.01, then, the First Lien Leverage Ratio shall be deemed to be greater than 1.50 to 1.00 for the purposes of determining the Applicable Rate for Revolving Loans (only for so long as such failure continues, after which such ratio shall be determined based on the First Lien Leverage Ratio as set forth in the most recently delivered financial statements).
“Applicable Reserve Requirement” means, at any time, for any Eurocurrency Rate Loan, the maximum rate, expressed as a decimal, at which reserves (including any basic marginal, special, supplemental, emergency or other reserves) are required to be maintained with respect thereto against “Eurocurrency liabilities” (as such term is defined in Regulation D) under regulations issued from time to time by the Board of Governors or other applicable banking regulator. Without limiting the effect of the foregoing, the Applicable Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the applicable Eurocurrency Rate or any other interest rate of a Loan is to be determined, or (ii) any category of extensions of credit or other assets which include Eurocurrency Rate Loans. A Eurocurrency Rate Loan shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credit for proration, exceptions or offsets that may be available from time to time to the applicable Lender. The rate of interest on Eurocurrency Rate Loans shall be adjusted automatically on and as of the effective date of any change in the Applicable Reserve Requirement.
“Applicable Time” means, with respect to any payments in any Alternative Currency, a New York City time reasonably determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, subject to the Administrative Agent or such L/C Issuer providing advance notice to the Borrower that such time is necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payments.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arrangers” means (a) Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A. and Credit Suisse Securities (USA) LLC, each in its capacity as joint lead arranger and joint bookrunner as of the Closing Date, (b) Goldman Sachs Bank USA, BMO Capital Markets, Credit Suisse Securities (USA) LLC and JPMorgan Chase Bank, N.A., each in its capacity as joint lead arranger and joint bookrunner for the 2017 Incremental Revolving Facility ~~and~~, (c) Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and BMO Capital Markets Corp., each in its capacity as joint lead arranger and joint bookrunner for the Term Loans made (or deemed made) on the Fourth Amendment

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Effective Date~~.~~, and JPMorgan Chase Bank, N.A., Goldman Sachs Bank USA, BMO Capital Markets Corp., Credit Suisse Loan Funding LLC, Deutsche Bank Securities Inc., Regions Capital Markets and BofA Securities, Inc., each in its capacity as a joint lead arranger and joint bookrunner as of the Seventh Amendment Effective Date.
“Asset Sale” means any Disposition or series of related Dispositions of property by the Borrower or any of its Restricted Subsidiaries to any Person; provided that “Asset Sale” shall exclude any Disposition or series of related Dispositions with a fair market value (as reasonably determined by the Borrower in good faith) of less than $10,000,000; provided, further, that “Asset Sale” shall exclude the sale or discount of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof.
“Asset Sale Sweep Provision” has the meaning specified in Section 2.05(e).
“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b), and accepted by the Administrative Agent) in substantially the form of Exhibit E or any other form approved by the Administrative Agent, in accordance with Section 10.06(b).
“Attributable Indebtedness” means, on any date, in respect of any Capital Lease Obligations of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.
“Auction” has the meaning specified in Section 2.19(a).
“Auction Manager” has the meaning specified in Section 2.19(a).
“Auction Procedures” means the procedures for conducting any Auction set forth on Exhibit L, subject to modification as mutually determined by the Borrower and the Auction Manager and consented to by the Administrative Agent (such consent not to be unreasonably withheld or delayed).
“Audited Financial Statements” means the audited consolidated balance sheet of the Borrower and its Subsidiaries for each of the fiscal years ended December 31, ~~2016~~2018, December 31, ~~2015~~2017 and December 31, ~~2014~~2016 and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for ~~such fiscal year~~the year ended December 31, 2018, the period from April 2, 2017 through December 31, 2017, the period from January 1, 2017 through April 1, 2017 and the year ended December 31, 2016, of the Borrower and its Subsidiaries, including the notes thereto.
“Availability Period” means in respect of ~~each Incremental~~the Revolving Facility, the period from and including the ~~Second~~Seventh Amendment Effective Date (or, with respect to any ~~Incremental Revolving Facility other than the 2017~~ Incremental Revolving Facility, the applicable Incremental Facility Effective Date) to the earliest of (a) the ~~Incremental~~ Revolving Facility Maturity Date, (b) the date of termination of the ~~Incremental~~ Revolving Commitments

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pursuant to Section 2.06 and (c) the date of termination of the commitment of each Lender to make Loans and of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02.
~~“Authorization Order” means that certain Order (I) Authorizing the Debtors to (A) Enter into Exit Financing Commitment Letter and Related Agreements and (B) Incur and Pay Certain Related Fees and/or Premiums, Indemnities, Costs and Expenses; and (II) Granting Related Relief, as entered in the Bankruptcy Court on January 27, 2017, Docket No. 2225.~~
~~“Backstop Commitment Agreement” means that certain Backstop Commitment Agreement, dated as of December 22, 2016, by and among the Borrower and each Commitment Party (as defined therein).~~
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Bank Guarantee” means a direct guaranty or undertaking issued for the account of the Borrower pursuant to this Agreement by an L/C Issuer in form acceptable to such L/C Issuer issued to provide credit support to the Borrower or any of its Restricted Subsidiaries.
~~“Bankruptcy Cases” means the cases of Borrower and certain of its direct and indirect wholly-owned Domestic Subsidiaries and one subsidiary organized under the laws of Gibraltar in the United States Bankruptcy Court for the Eastern District of Missouri under Chapter 11 of Title 11 of the United States Code consolidated under Case No. 16-42529.~~
~~“Bankruptcy Court” means the United States Bankruptcy Court for the Eastern District of Missouri and, to the extent of the withdrawal of any reference under 28 U.S.C. § 157, the United States District Court for the Eastern District of Missouri.~~
“Base Rate” means, for any day, a ~~fluctuating~~ rate per annum equal to the ~~highest of (a) the Federal Funds Rate plus 0.50%, (b) the Eurocurrency Rate (after giving effect to any Eurocurrency Rate “floor”) that would be payable on such day for a Eurocurrency Rate Loan with a one month Interest Period plus 1%, and (c)~~greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Eurocurrency Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that for the purpose of this definition, the Eurocurrency Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m. London time on such day. Any change in the Base Rate due to a change in the Prime Rate,

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the NYFRB Rate or the ~~Federal Funds~~Eurocurrency Rate shall be effective ~~on~~from and including the effective ~~day~~date of such change in the Prime Rate, the NYFRB Rate or the ~~Federal Funds~~Eurocurrency Rate, respectively. If~~, at any time,~~ the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Base Rate as determined pursuant to the foregoing would be less than ~~zero, the Base Rate~~1.00%, such rate shall be deemed to be ~~zero at such time~~1.00% for purposes of this Agreement.
“Base Rate Loan” means a Term Loan or ~~an Incremental~~a Revolving Loan that bears interest based on the Base Rate, as applicable.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Borrower” has the meaning specified in the introductory paragraph hereto.
“Borrower Materials” has the meaning specified in Section 6.02.
“Borrowing” means ~~an Incremental~~a Revolving Borrowing or a Term Loan Borrowing, as the context may require.
“Borrowing Notice” means a notice of (a) a Term Loan Borrowing, (b) ~~an Incremental~~a Revolving Borrowing, (c) a conversion of Term Loans or ~~Incremental~~ Revolving Loans from one Type to the other or (d) a continuation of Eurocurrency Rate Loans, in each case, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.
“Building” means a Building as defined in 12 CFR Chapter III, Section 339.2.
“Business Day” means (i) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close and (ii) with respect to all notices, determinations, fundings and payments in connection with the Eurocurrency Rate or any Eurocurrency Rate Loans, the term “Business Day” means any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the London interbank market.
“Capital Expenditure” means any expenditure that, in accordance with GAAP, is or should be included in “purchase of property and equipment” or similar items, or which should otherwise be capitalized, reflected in the consolidated statement of cash flows of the Borrower and its Restricted Subsidiaries; provided that Capital Expenditure shall not include any expenditure (i) for replacements and substitutions for fixed assets, capital assets or equipment to the extent made with

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Net Insurance/Condemnation Proceeds invested pursuant to Section 2.05(h) or with Net Proceeds invested pursuant to Section 2.05(e) or (ii) which constitute a Permitted Acquisition.
“Capital Lease Obligations” means of any Person as of the date of determination, the aggregate liability of such Person under Financing Leases reflected on a balance sheet of such Person under GAAP.
“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing, but excluding any securities convertible into or exchangeable for shares of Capital Stock.
“Cash Collateralize” has the meaning specified in Section 2.17(a) and “Cash Collateral” shall have a correlative meaning.
“Cash Equivalents” means

(a)	U.S. Government Obligations or certificates representing an ownership interest in U.S. Government Obligations with maturities not exceeding two years from the date of acquisition,

(b)
(i) demand deposits, (ii) time deposits and certificates of deposit with maturities of two years or less from the date of acquisition, (iii) bankers’ acceptances with maturities not exceeding two years from the date of acquisition, and (iv) overnight bank deposits, in each case with any bank or trust company organized or licensed under the laws of the United States or any state thereof (including any branch of a foreign bank licensed under any such laws) having capital, surplus and undivided profits in excess of $250,000,000 (or the foreign currency equivalent thereof) whose short-term debt is rated A-2 or higher by S&P or P-2 or higher by Moody’s,

(c)	commercial paper maturing within 364 days from the date of acquisition thereof and having, at such date of acquisition, ratings of at least A-1 by S&P or P-1 by Moody’s,

(d)
readily marketable direct obligations issued by any state, commonwealth or territory of the U.S. or any political subdivision thereof, in each case rated at least A-1 by S&P or P-1 by Moody’s with maturities not exceeding one year from the date of acquisition,

(e)
bonds, debentures, notes or other obligations with maturities not exceeding two years from the date of acquisition issued by any corporation, partnership, limited liability company or similar entity whose long-term unsecured debt has a credit rate of A2 or better by Moody’s and A or better by S&P;

(f)
investment funds at least 95% of the assets of which consist of investments of the type described in clauses (a) through (e) above (determined without regard to the maturity and duration limits for such investments set forth in such clauses, provided

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that the weighted average maturity of all investments held by any such fund is two years or less),

(g)
fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (b) above and

(h)
in the case of a Restricted Subsidiary that is a Foreign Subsidiary, substantially similar investments, of comparable credit quality, denominated in the currency of any jurisdiction in which such Person conducts business.

“Cash Management Agreement” means any agreement evidencing Cash Management Obligations.
“Cash Management Bank” means any Person that (a) at the time it enters into a Cash Management Agreement, is a Lender, an Agent, an Arranger or an Affiliate of any of the foregoing or (b) becomes a Lender, an Agent, an Arranger or an Affiliate of any of the foregoing at any time after it has entered into a Cash Management Agreement.
“Cash Management Obligations” means any and all obligations of the Borrower or any Restricted Subsidiary arising out of (a) the execution or processing of electronic transfers of funds by automatic clearing house transfer, wire transfer or otherwise to or from the deposit accounts of the Borrower and/or any Restricted Subsidiary, (b) the acceptance for deposit or the honoring for payment of any check, draft or other item with respect to any such deposit accounts, (c) any other treasury, deposit, disbursement, overdraft, and cash management services afforded to the Borrower or any Restricted Subsidiary, and (d) stored value card, commercial credit card and merchant card services.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request or directive (whether or not having the force of law) by any Governmental Authority required to be complied with by any Lender. For purposes of this definition, (x) the Dodd-Frank Act and any rules, regulations, orders, requests, guidelines and directives adopted, promulgated or implemented in connection therewith, and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to have been adopted, issued, promulgated or implemented after the ~~Closing~~Seventh Amendment Effective Date, but shall be included as a Change in Law only to the extent a Lender is imposing applicable increased costs or costs in connection with capital adequacy and other requirements similar to those described in Sections 3.04(a) and (b) generally on other similarly situated borrowers of loans under United States credit facilities.
“Change of Control” means:
(a)    an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any

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employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of 35% or more of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis; or
(b)    a “Change of Control” as defined in the Priority Lien Notes Indenture ~~or the ABL Credit Documents~~, in each case, as amended, restated, modified, replaced, or refinanced from time to time.
“Class” means (i) with respect to Lenders, each of the following classes of Lenders: (a) Term Lenders, (b) Incremental Term Lenders in respect of each applicable series of Incremental Term Loans, (c) ~~Incremental~~ Revolving Lenders and (d) Refinancing Facility Lenders in respect of each applicable series of Refinancing Loans and (ii) with respect to Loans, each of the following classes of Loans: (a) Term Loans, (b) each series of Incremental Term Loans, (c) ~~Incremental~~ Revolving Loans and (d) each series of Refinancing Loans.
“Closing Date” means the date on which all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01 and the Term Loans are made, which occurred on April 3, 2017.
~~“Closing Date Material Adverse Effect” means any circumstance or condition that individually or in the aggregate, would reasonably be expected to materially adversely affect (a) the business, assets, results of operations, properties or financial condition of the Borrower and its Restricted Subsidiaries taken as a whole, (b) the ability of the Borrower and the Guarantors, taken as a whole, to perform their payment obligations under this Agreement or the Guaranty or (c) the rights and remedies of the Administrative Agent, the Collateral Trustee and the Lenders under this Agreement or the other Loan Documents, in each case, except to the extent such event results from, arises out of, or is attributable to, the following (either alone or in combination): (i) any change after such date in global, national or regional political conditions (including hostilities, acts of war, sabotage, terrorism or military actions, or any escalation or material worsening of any such hostilities, acts of war, sabotage, terrorism or military actions existing or underway) or in the general business, market, financial or economic conditions affecting the industries, regions and markets in which the Loan Parties operate, including any change in the United States or applicable foreign economies or securities, commodities or financial markets, or force majeure events or “acts of God”; (ii) any changes after such date in applicable law or GAAP, or in the interpretation or enforcement thereof; (iii) the execution, announcement or performance of the transactions contemplated by the Plan of Reorganization (including any act or omission of the Loan Parties expressly required or prohibited, as applicable, by the Plan of Reorganization or consented to or required by the Requisite Members of the Noteholder Steering Committee (each as defined in the Plan of Reorganization) in writing); (iv) changes in the market price or trading volume of the claims or equity or debt securities of the Loan Parties (but not the underlying facts giving rise to such changes unless such facts are otherwise excluded pursuant to the clauses contained in this definition); (v) the departure of officers or directors of any of the Loan Parties not in contravention of the terms and~~

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~~conditions of the Plan Support Agreement or the Plan of Reorganization (but not the underlying facts giving rise to such departure unless such facts are otherwise excluded pursuant to the clauses contained in this definition); (vi) the filing or pendency of the Bankruptcy Cases (including events resulting from any filing made in such Bankruptcy Cases); or (vii) declarations of national emergencies in the United States or natural disasters in the United States; provided, that the exceptions set forth in clauses (i), (ii) and (vii) shall not apply to the extent that such event is materially and disproportionately adverse to the Loan Parties, taken as a whole, as compared to other companies in the industries in which the Loan Parties operate.~~
“Code” means the Internal Revenue Code of 1986, as amended from time to time (unless as indicated otherwise).
“Collateral” means, collectively, all of the real, personal and mixed property (including Equity Interests) in which Liens are purported to be granted pursuant to the Security Documents as security for all or any part of the Obligations (subject to exceptions contained in the Security Documents), in each case excluding any Excluded Assets.
“Collateral Questionnaire” means a certificate in form reasonably satisfactory to Administrative Agent that provides information with respect to the personal or mixed property of each Loan Party.
“Collateral Trust Agreement” means ~~a collateral trust agreement substantially in the form of Exhibit I-1~~the Collateral Trust Agreement dated the Closing Date, among the Borrower, the Collateral Trustee and the other parties party thereto from time to time, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Collateral Trustee” means Wilmington Trust, National Association and its successors and assigns as Collateral Trustee pursuant to the Collateral Trust Agreement.
“Commitment” means a Term Loan Commitment, ~~an Incremental~~a Revolving Commitment or corresponding commitment under another Facility, as the context may require.
“Commitment Fee Rate” shall mean a rate per annum equal to 0.50%; provided that, (other than with respect to the 2017 Incremental Revolving Facility) commencing on the first date of the first full fiscal quarter commencing after the Seventh Amendment Effective Date and for any day thereafter, the Commitment Fee Rate shall be the applicable rate per annum set forth in the table below, based upon the First Lien Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02:

First Lien Leverage Ratio	Commitment Fee Rate
< 0.50 to 1.00	0.375%
≥ 0.50 to 1.00 but ≤ 1.50 to 1.00	0.40%

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> 1.50 to 1.00	0.50%
Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the First Lien Leverage Ratio set forth in any Compliance Certificate delivered to the Administrative Agent is inaccurate for any reason and the result thereof is that the Lenders received commitment fees for any period based on a Commitment Fee Rate that is less than that which would have been applicable had the First Lien Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the Commitment Fee Rate for any day occurring within the period covered by such Compliance Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined First Lien Leverage Ratio for such period, and any shortfall in the commitment fees theretofore paid by the Borrower for the relevant period as a result of the miscalculation of the First Lien Leverage Ratio shall be deemed to be (and shall be) due and payable, at the time the commitment fees for such period were required to be paid. In addition, if the Borrower shall have failed to deliver any of the financial statements within one (1) Business Day after the applicable date required under Section 6.01, then, the First Lien Leverage Ratio shall be deemed to be greater than 1.50 to 1.00 for the purposes of determining the Commitment Fee Rate (only for so long as such failure continues, after which such ratio shall be determined based on the First Lien Leverage Ratio as set forth in the most recently delivered financial statements).
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended and any successor statute.
“Compliance Certificate” means a certificate substantially in the form of Exhibit D.
~~“Confirmation Order” means an order confirming the Plan of Reorganization, which confirmation order shall be, to the extent material to the Arrangers and the Lenders, in form and substance reasonably acceptable to each Arranger and Lender.~~
“Consolidated Capital Expenditures” means, for any period, the aggregate of all Capital Expenditures of the Borrower and its Restricted Subsidiaries during such period determined on a consolidated basis in accordance with GAAP.
“Consolidated EBITDA” means, as of the last day of any period, Consolidated Net Income for such period plus, without duplication, for such period (i) consolidated interest expense, determined in accordance with GAAP; (ii) to the extent deducted in computing such Consolidated Net Income, the sum of all income, franchise or similar taxes; (iii) depreciation, depletion, amortization (including, without limitation, amortization of intangibles, deferred financing fees and any amortization included in pension or other employee benefit expenses) and all other non-cash items reducing Consolidated Net Income (including, without limitation, write-downs and impairment of property, plant, equipment and intangibles and other long-lived assets and the impact of purchase accounting) but excluding, in each case, non-cash charges in a period which reflect cash expenses paid or to be paid in another period); (iv) non-recurring restructuring costs, expenses and charges, including, without limitation, all business optimization costs and expenses, facility opening, pre-opening and closing and consolidation costs and expenses, advisory and

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professional fees and stay and retention bonuses; (v) any expenses, costs or charges related to any equity offering, Investment permitted under Section 7.02, acquisition, disposition, recapitalization or Indebtedness permitted to be incurred by the indenture (whether or not successful); (vi) all non-recurring or unusual losses, charges and expenses (and less all non-recurring or unusual gains); (vii) all non-cash charges and expenses; (viii) any debt extinguishment costs; (ix) any amount of asset retirement obligations expenses; (x) transaction costs, fees and expenses incurred during such period in connection with any acquisition or disposition not prohibited hereunder or any issuance of debt or equity securities by the Borrower or any of its Restricted Subsidiaries, in each case, for such expenses; (xi) net after-tax losses attributable to asset sales, and net after-tax extraordinary losses; (xii) (a) mark-to-market gains (and less any mark-to-market losses) relating to any Hedging Agreements permitted hereunder and (b) any mark-to-market losses attributed to short positions in any actual or synthetic forward sales contracts relating to coal or any other similar device or instrument or other instrument classified as a "derivative" pursuant to FASB ASC Topic No. 815, Derivatives and Hedging and (xiii) commissions, premiums, discounts, fees or other charges relating to performance bonds, bid bonds, appeal bonds, surety bonds, reclamation and completion guarantees and other similar obligations; provided that, with respect to any Restricted Subsidiary, such items will be added only to the extent and in the same proportion that the relevant Restricted Subsidiary’s net income was included in calculating Consolidated Net Income.
“Consolidated Net Income” means, for any period, the net income (or loss) attributable to the Borrower and its Restricted Subsidiaries for that period, determined in accordance with GAAP, excluding, without duplication, (a) noncash compensation expenses related to common stock and other equity securities issued to employees, (b) extraordinary or non-recurring gains and losses, (c) income or losses from discontinued operations or disposal of discontinued operations or costs and expenses associated with the closure of any mines (including any reclamation or disposal obligations), (d) any non-cash impairment charges or asset write-off resulting from the application of ASC 320 Investments-Debt and Equity Securities, ASC 323 Investments-Equity Method and Joint Ventures, ASC 350 Intangibles—Goodwill and Other and ASC 360 Property, Plant and Equipment and any future or similar ASC standards relating to impairment, (e) net unrealized gains or losses resulting in such period from non-cash foreign currency remeasurement gains or losses, (f) net unrealized gains or losses resulting in such period from the application ASC 815 Derivatives and Hedging, in each case, for such period, (g) non-cash charges including non-cash charges due to cumulative effects of changes in accounting principles, and (h) any net income (or loss) of the Borrower or a Restricted Subsidiary for such period that is accounted for by the equity method of accounting to the extent included therein; plus, without duplication, any cash dividends ~~and/~~or distributions or other payments that are actually received by the Borrower or a Restricted Subsidiary from any Unrestricted Subsidiary and/or Joint Venture during such period to the extent not already included therein.
“Consolidated Net Tangible Assets” means, as of any particular time, the total of all the assets appearing on the most recent consolidated balance sheet prepared in accordance with GAAP of the Borrower and the Restricted Subsidiaries as of the end of the last fiscal quarter for which financial information is available (less applicable reserves and other properly deductible items) after deducting from such amount (i) all current liabilities, including current maturities of long-term debt and current maturities of obligations under capital leases (other than any portion thereof maturing after, or renewable or extendable at the option of the Borrower or the relevant Restricted Subsidiary beyond, twelve months from the date of determination); and (ii) the total

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of the net book values of all assets of the Borrower and its Restricted Subsidiaries properly classified as intangible assets under GAAP (including goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangible assets)~~.~~; provided that “Consolidated Net Tangible Assets”, from the Seventh Amendment Effective Date until the consummation of each of the actions contemplated by the PRB-CO Joint Venture Transactions, shall exclude all assets to be contributed to PRB-CO Joint Venture in connection with the PRB-CO Joint Venture Transactions and, after the occurrence of each of the PRB-CO Joint Venture Transactions, shall exclude all assets of PRB-CO Joint Venture (or the Borrower’s equity interest therein) irrespective of whether the PRB-CO Joint Venture is consolidated for other financial statement purposes.
“Consolidated Net Total Debt” means, as of any date of determination, (a) the aggregate stated balance sheet amount of all Indebtedness described in clauses (a), (b), (c), (f) and (g) (with respect to Indebtedness described in clauses (a), (b), (c) and (f)) of the definition of the term “Indebtedness” of Borrower and its Restricted Subsidiaries (for the avoidance of doubt, for this purpose, letters of credit will be deemed to have a principal amount equal to the amount drawn and not reimbursed thereunder, if any) determined on a consolidated basis in accordance with GAAP, minus (b) the aggregate amount of Unrestricted Cash included in the consolidated balance sheet of Borrower and its Restricted Subsidiaries as of such date (other than the proceeds of Incremental Debt to be incurred on such date of determination).
“Contract” has the meaning specified in the definition of Excluded Assets.
“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Controlled Subsidiary” means, with respect to any consent, waiver or right to terminate or accelerate the obligations under a Contract, any Subsidiary that the Borrower directly or indirectly Controls for purposes of the provision of such consent, waiver or exercise of such right to terminate or accelerate the obligations under such Contract.
~~“Convertible Securities” means the preferred stock of the Borrower issued pursuant to the Plan of Reorganization on the Closing Date which shall be convertible into common stock of the Borrower, in an aggregate amount of at least $750,000,000.~~
“Copyright Security Agreement” means ~~the~~each Copyright Security Agreement~~, substantially in the form attached to the Security Agreement~~ dated the Closing Date, or such other form of copyright security agreement reasonably acceptable to the Administrative Agent and the Borrower, by certain Loan Parties in favor of the Collateral Trustee, for the benefit of the Secured Parties.
“Covered Party” has the meaning assigned to it in Section 10.26.

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“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.
“Cumulative Amount” means at any time (the “Cumulative Amount Reference Time”), an amount (which shall not be less than zero) equal to, without duplication:
(i)    (x) the cumulative amount of Excess Cash Flow of the Borrower and its Restricted Subsidiaries for all fiscal years completed after the Closing Date ~~(commencing with the portion of fiscal year 2017)~~ and prior to the Cumulative Amount Reference Time, minus (y) the portion of such Excess Cash Flow that has been (or is required to be) applied after the Closing Date and prior to the Cumulative Amount Reference Time to the prepayment of Term Loans in accordance with Section 2.05(g) or any other pari passu Indebtedness (including the Priority Lien Notes) in accordance with the terms thereof (but excluding for purposes of this clause (y) any portion of such Excess Cash Flow with respect to which such prepayment has been waived by the Lender or other holder of such Indebtedness entitled thereto~~)~~; plus
(ii)     the amount of any Declined Proceeds; minus
(iii)     the aggregate amount of any Restricted Payment made pursuant to Section 7.06(e)(ii) and any Investments made pursuant to Section 7.02(m)(ii) during the period commencing on the Closing Date and ending on or prior to the Cumulative Amount Reference Time (and, for purposes of this clause (~~iii~~iv), without taking account of the intended usage of the Cumulative Amount at such Cumulative Amount Reference Time).
“Cumulative Amount Reference Time” has the meaning specified in the definition of “Cumulative Amount”.
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Debtors” has the meaning specified in the preliminary statements to this Agreement.
“Declined Proceeds” has the meaning specified in Section 2.05(n).
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
“Default Rate” means (a) when used with respect to outstanding principal of and interest on the Loans, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate with respect to the applicable Loans that are Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to (i) the Eurocurrency Rate otherwise applicable to such Eurocurrency Rate Loan plus (ii) the Applicable Rate with respect to the applicable Loans plus (iii) 2% per annum; (b) when used with respect to all other amounts (other than Letter of Credit Fees), a rate equal to (i) the Base Rate plus (ii) the Applicable Rate with respect to Term Loans that are Base Rate Loans plus (iii) 2% per annum;

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and (c) when used with respect to Letter of Credit Fees, a rate equal to (i) the Base Rate plus (ii) the Applicable Rate with respect to ~~Incremental~~ Revolving Loans that are Base Rate Loans plus (iii) 2% per annum.
“Defaulting Lender” means any Lender that (a) has failed to fund (i) any portion of the Loans, unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s reasonable determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied or (ii) participations in L/C Obligations required to be funded by it hereunder within three Business Days of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender or (d) has become the subject of a Bail-In Action. A Lender that has become a Defaulting Lender because of an event referenced in this definition may cure such status and shall no longer constitute a Defaulting Lender as provided in the last paragraph of Section 2.18.
“Designated Letters of Credit” means letters of credit issued with respect to Mine reclamation, workers’ compensation and other employee benefit liabilities.
“Designated Non-Cash Consideration” means the fair market value (as reasonably determined by the Borrower in good faith) of non-cash consideration received by the Borrower or any of its Restricted Subsidiaries in connection with a Disposition that is so designated as “Designated Non-Cash Consideration” minus the amount of cash or Cash Equivalents received in connection with a subsequent sale of such Designated Non-Cash Consideration.
“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) in one transaction or in a series of transactions, and whether effected pursuant to a division or otherwise, of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.
“Disqualified Equity Interest” means Equity Interests that by their terms (or by the terms of any security into which such Equity Interests are convertible, or for which such Equity Interests are exchangeable, in each case at the option of the holder thereof) or upon the happening of any event (i) mature or are mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or are required to be redeemed or redeemable at the option of the holder for consideration other than Qualified Equity Interests, or (ii) are convertible at the option of the holder into Disqualified Equity Interests or exchangeable for Indebtedness, in each case of clauses (i) and (ii) prior to the date that is 91 days after the final Maturity Date hereunder, except, in the case of clauses (i) and

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(ii), if as a result of a change of control or asset sale, so long as any rights of the holders thereof upon the occurrence of such a change of control or asset sale event are subject to the prior payment in full of all Obligations.
“Disqualified Institution” means (i) any financial institutions and entities identified by the Borrower to the Arrangers by name in writing on or prior to January 11, 2017 or as the Borrower and the Arrangers (or, after the Closing Date, the Borrower and the Administrative Agent) shall mutually agree after such date, (ii) any competitors of the Borrower or any of its Subsidiaries identified by the Borrower to the Administrative Agent and Lenders by name in writing and upon three (3) Business Days’ notice from time to time and (iii) affiliates of the foregoing that are readily identifiable solely on the basis of similarity of their names; provided that (x) “Disqualified Institutions” shall not include any bona fide diversified debt fund or a diversified investment vehicle that is engaged in the making, purchasing, holding or otherwise investing in, acquiring or trading commercial loans, bonds and similar extensions of credit in the ordinary course; (y) neither Administrative Agent nor Arranger shall have any responsibility for monitoring compliance with any provisions of this Agreement with respect to Disqualified Institutions and (z) updates to the Disqualified Lender schedule shall not retroactively invalidate or otherwise affect any (A) assignments or participations made to, (B) any trades entered into with or (C) information provided to any Person, in each case, before it was designated as a Disqualified Institution. It is acknowledged and agreed by the Borrower that the identity of Disqualified Institutions will be made available to the Lenders.
As of the Seventh Amendment Effective Date, no Persons have been identified to the Administrative Agent as Disqualified Institutions pursuant to clause (i) above.
“Dollar Equivalent” means, at any date, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.
“Documentation ~~Agents” has the meaning specified in the preamble hereto~~Agent” means, as of the Seventh Amendment Effective Date, Commerce Bank.
“Dodd-Frank Act” means the Dodd–Frank Wall Street Reform and Consumer Protection Act (Pub.L. 111-203, H.R. 4173) signed into law on July 21, 2010, as amended from time to time.
“Dollar” and “$” mean lawful money of the United States.
“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States or any State thereof or the District of Columbia; provided, that in no event shall any such Subsidiary that is a Subsidiary of a Foreign Subsidiary be considered a “Domestic Subsidiary” for purposes of the Loan Documents.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described

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in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eligible Assignee” means
(a)    with respect to the Term Loan Facility, (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund and (iv) any other Person (other than a natural person) approved by (A) the Administrative Agent and (B) unless an Event of Default under Sections 8.01(a), (f) and (g) has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed), provided that the Borrower shall be deemed to have approved such Person unless it shall have objected thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and
(b)    with respect to ~~any Incremental~~the Revolving Facility, (i) ~~an Incremental~~a Revolving Lender, (ii) an Affiliate of ~~an Incremental~~a Revolving Lender and (iii) any other Person (other than a natural person) approved by (A) the Administrative Agent and each L/C Issuer and (B) unless an Event of Default under Sections 8.01(a), (f) and (g) has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed), provided that the Borrower shall be deemed to have approved such Person unless it shall have objected thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;
provided, however, in each case, unless an Event of Default has occurred and is continuing, an Eligible Assignee shall include only a Lender, an Affiliate of a Lender or another Person, which, through its Lending Offices, is capable of lending to the Borrower, without the imposition of any additional Indemnified Taxes and assignment to such Person would not, at the time of such assignment, result in the Borrower becoming liable to pay any additional amount to such Person or any Governmental Authority pursuant to Section 3.01 or Section 3.04; provided further that no Defaulting Lender or Disqualified Institution shall be an Eligible Assignee.
“Eligible L/C Issuer” means ~~an Incremental~~a Revolving Lender, an Affiliate of ~~an Incremental~~a Revolving Lender or any other financial institution, in each case, that has a long term unsecured debt investment grade rating, agrees to act as an L/C Issuer hereunder and, if replacing an existing L/C Issuer, agrees to replace the existing L/C Issuer in accordance with the terms of this Agreement, including having an L/C Issuance Limit at least equal to the L/C Issuance Limit of the replaced L/C Issuer unless otherwise agreed by the Borrower.
“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

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“Environmental Laws” means any and all applicable current and future federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions or common law causes of action relating to (a) protection of the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface, water, ground water, or land, (b) human health as affected by Hazardous Materials, and (c) mining operations and activities to the extent relating to environmental protection or reclamation, including the Surface Mining Control and Reclamation Act, provided that “Environmental Laws” do not include any laws relating to worker or retiree benefits, including benefits arising out of occupational diseases.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Environmental Permits” means any and all permits, licenses, registrations, notifications, exemptions and any other authorization required under any applicable Environmental Law.
“Equity Interests” means, with respect to any Person, all of the shares of Capital Stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of Capital Stock of (or other ownership or profit interests in) such Person, and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination (but excluding any debt security that is convertible into, or exchangeable for, Equity Interests).
“ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, the regulations promulgated thereunder and any successor statute.
“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the failure to meet the minimum funding standards of Sections 412 or 430 of the Code or Sections 302 or 303 of ERISA with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA) or the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (c) a determination that any Pension Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Code or Section 303 of

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ERISA); (d) a determination that any Multiemployer Plan is, or is expected to be, in “critical” or “endangered” status under Section 432 of the Code or Section 305 of ERISA; (e) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (f) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is ~~in reorganization~~insolvent; (g) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (h) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (i) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; (j) receipt from the IRS of notice of the failure of any Pension Plan (or any other Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code; (k) the imposition of a Lien pursuant to Section 430(k) of the Code or Section 303(k) of ERISA or a violation of Section 436 of the Code with respect to any Pension Plan; or (l) the occurrence of any Foreign Plan Event.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Euro” and “EUR” means the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.
“Eurocurrency Rate” means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurocurrency Rate Loan, the ~~rate per annum obtained by dividing (i) (a) the rate per annum equal to the rate determined by Administrative Agent to be the London interbank offered rate administered by the ICE Benchmark Administration (or any other person which takes over the administration of that rate) for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars displayed on the ICE LIBOR USD page of the Reuters Screen (or any replacement Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Reuters, determined as of~~LIBO Screen Rate at approximately 11:00 a.m. ~~(~~, London~~, England~~ time~~) on such Interest Rate Determination Date, or (b) in the event the rate referenced in the preceding clause (a) is not available, the rate per annum equal to the offered quotation rate to first class banks in the London interbank market by the Administrative Agent for deposits (for delivery on the first day of the relevant period) in Dollars of amounts in same day funds comparable to the principal amount of the applicable Loan of Administrative Agent, in its capacity as a Lender, for which the Eurocurrency Rate is then being determined with maturities comparable to such period as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, by (ii) an amount equal to (a) one minus (b) the Applicable Reserve Requirement~~, two Business Days prior to the commencement of such Interest Period; provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”)

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then the Eurocurrency Rate shall be the Interpolated Rate. If, at any time, the Eurocurrency Rate would be less than zero, the Eurocurrency Rate shall be deemed to be zero at such time.
“Eurocurrency Rate Loan” means a Term Loan or ~~an Incremental~~a Revolving Loan that bears interest at a rate based on the Eurocurrency Rate.
“Event of Default” has the meaning specified in Section 8.01.
“Excess Cash Flow” means, for any period, an amount (if positive) equal to, without duplication, the amount for such period, as reflected in the Borrower’s and its Restricted Subsidiaries’ consolidated cash flow statement for the relevant period, of net cash provided by/used in operating activities (as determined in accordance with GAAP);
minus
the sum, without duplication, of the amounts for such period paid from Internally Generated Cash (except to the extent made using the Cumulative Amount) of:

(1)
scheduled repayments of Indebtedness for borrowed money (excluding repayments of revolving loans except to the extent the applicable revolving commitments are permanently reduced in connection with such repayments) and scheduled repayments of Capital Lease Obligations (excluding any interest expense portion thereof), ~~provided that, for the avoidance of doubt, any borrowing under the ABL Facility or repayment thereof (without a corresponding reduction in the commitments thereunder) shall not increase or decrease Excess Cash Flow,~~

(2)	Consolidated Capital Expenditures,

(3)	Permitted Acquisitions and other Investments permitted pursuant to Section 7.02 (other than clauses (a) and (k) of Section 7.02),

(4)	pre-funding of royalty payments in the ordinary course of business,

(5)	distributions to non-controlling interests,

(6)	federal coal lease expenditures, and

(7)	net cash generated from proceeds of any Permitted Securitization Programs ~~or loan proceeds from the ABL Facility (excluding interest costs).~~, provided that, for the avoidance of doubt, any borrowing under a Permitted Securitization Program or repayment thereof (without a corresponding reduction in the commitments thereunder) shall not increase or decrease Excess Cash Flow.
As used in clause (1) above, “scheduled repayments of Indebtedness” does not include (x) repurchases of Term Loans pursuant to Sections 2.19 or 2.20 and (y) repayments of Loans made with the cash proceeds of any Permitted Refinancing Indebtedness.

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“Excess Proceeds” has the meaning specified in Section 2.05(e).
“Excluded Assets” means
(a) motor vehicles and other assets subject to certificates of title where the net book value of any such motor vehicle or other such asset individually is less than $1,000,000,
(b) commercial tort claims where the amount of the net proceeds claimed is less than $10,000,000,
(c) (i) any lease, license or other written agreement or written obligation (each, a “Contract”) and any leased or licensed asset under a Contract or asset financed pursuant to a purchase money financing Contract or Capital Lease Obligation, in each case that is the direct subject of such Contract (so long as such Contract is not entered into for purposes of circumventing or avoiding the collateral requirements of this Agreement), in each case only for so long as the granting of a security interest therein (x) would be prohibited by, cause a default under or result in a breach of such Contract (unless the Borrower or any Controlled Subsidiary may unilaterally waive it) or would give another Person (other than the Borrower or any Controlled Subsidiary) a right to terminate or accelerate the obligations under such Contract or to obtain a Lien to secure obligations owing to such Person (other than the Borrower or any Controlled Subsidiary) under such Contract (in each case, except to the extent any such prohibition is unenforceable after giving effect to applicable anti-assignment provisions of the UCC) or (y) would require obtaining the consent of any Person (other than the Borrower or any Controlled Subsidiary) or applicable Governmental Authority, except to the extent that such consent has already been obtained or (ii) any asset the granting of a security interest therein in favor of the Secured Parties would be prohibited by any applicable Requirement of Law (other than any Organizational Document) (except to the extent such prohibition is unenforceable after giving effect to applicable anti-assignment provisions of the UCC, other than proceeds thereof, the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibitions),
(d) those assets with respect to which, in the reasonable judgment of the Administrative Agent and the Borrower, the costs of obtaining or perfecting such a security interest are excessive in relation to the benefits to be obtained by the Secured Parties therefrom or would result in materially adverse tax consequences to the Borrower or its Subsidiaries as reasonably determined by the Borrower in consultation with the Administrative Agent,
(e) any Letter of Credit Rights (as defined in the UCC) (other than to the extent a Lien thereon can be perfected by filing a customary financing statement),
(f) any right, title or interest in Receivables Assets sold, pledged or financed pursuant to a Permitted Securitization Program, and all of a Subsidiary’s and any Loan Party’s rights, interests and claims under a Permitted Securitization Program,
(g) any real property and leasehold rights and interests in real property other than Material Real Property,
(h) any “intent-to-use” application for registration of a Trademark (as defined in the Security Agreement) filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to

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the filing and acceptance of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, and
(i) (i) any Equity Interests set forth on Schedule 1.01(c), (ii) any Equity Interest that is Voting Stock of a first-tier Foreign Subsidiary or FSHCO in excess of 65% of the Voting Stock of such Subsidiary, (iii) any Equity Interests in Gibraltar Holdings, Peabody International Investments, Inc., Peabody International Holdings, LLC and each other Subsidiary, whether now owned or hereafter acquired, substantially all of the assets of which consist of Equity Interests in Gibraltar Holdings and any successor to any of the foregoing, (iv) any Equity Interests of captive insurance subsidiaries and not-for-profit subsidiaries, (v) any Equity Interests in, or assets of, any Special Purpose Receivables Subsidiary (to the extent a pledge of the Equity Interests in such Special Purpose Receivables Subsidiary is prohibited under any Permitted Securitization Program entered into by such Special Purpose Receivables Subsidiary), (vi) margin stock and (vii) any Equity Interests in any Subsidiary that is not wholly-owned by the Borrower or any Restricted Subsidiary or in a Joint Venture, if the granting of a security interest therein (A) would be prohibited by, cause a default under or result in a breach of, or would give another Person (other than the Borrower or any Controlled Subsidiary) a right to terminate, under any Organizational Document, shareholders, joint venture or similar agreement applicable to such Subsidiary or Joint Venture or (B) would require obtaining the consent of any Person (other than the Borrower or any Controlled Subsidiary); provided that (i) 65% of the voting Equity Interests and 100% of the non-voting Equity Interests in Peabody Investments (Gibraltar) Limited (or any successor thereto) and (ii) the Equity Interests in the PRB-CO Joint Venture held (directly or indirectly) by the Borrower, in each case, shall not constitute Excluded Assets;
provided that the Collateral shall include the replacements, substitutions and proceeds of any of the foregoing unless such replacements, substitutions or proceeds also constitute Excluded Assets.
“Excluded Flood Zone Property” means any “building”, “structure” or “mobile home” situated on any real property (each as defined in Regulation H as promulgated under the Flood Laws) located in a special flood hazard area and such real property under which such building, structure or mobile home stands.
“Excluded Hedging Obligation” means, with respect to any Guarantor, (a) as it relates to all or a portion of the Guarantee of such Guarantor of Hedging Obligations, any Hedging Obligation if, and to the extent that, such Hedging Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor becomes effective with respect to such Hedging Obligation or (b) as it relates to all or a portion of the grant by such Guarantor of a security interest to secure any Hedging Obligation (or secure any Guarantee in respect thereof), any Hedging Obligation if, and to the extent that, the grant by such Guarantor of a security interest to secure such Hedging Obligation (or secure any Guarantee in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for

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any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the grant of such security interest becomes effective with respect to such Hedging Obligation. If a Hedging Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedging Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. As used in this definition, “Hedging Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) branch profits taxes or taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), in each case imposed (i) as a result of the Administrative Agent, such Lender or such L/C Issuer (or such other recipient) being organized under the laws of, or having its principal office in or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) other than in the case of an assignee pursuant to a request by the Borrower under Section ~~10.13~~3.06, any United States federal withholding tax that is imposed on amounts payable to a Lender under the law applicable at the time such Lender acquires an interest in a Loan or Commitment (or designates a new Lending Office), except to the extent that such Lender (or its assignor, if any) was entitled, at the time of the designation of a new Lending Office (or assignment) to receive additional amounts from the applicable Loan Party with respect to such withholding tax pursuant to Section 3.01(a), (c) Taxes attributable to such Lender’s failure or inability to comply with Section 3.01(e) and (d) any taxes imposed under FATCA.
~~“Existing Credit Agreement” means that certain Credit Agreement, dated September 24, 2013, by and among the Borrower, Citibank, N.A., as administrative agent, and the lenders party thereto (as amended by that certain Omnibus Amendment, dated as of February 5, 2015 and as otherwise amended, restated, supplemented or otherwise modified).~~
“Existing Letters of Credit” has the meaning set forth in the recitals hereto.
“Existing Securitization Facility” means the accounts receivable securitization financing of P&L Receivables Company LLC existing as of the ~~Closing~~Seventh Amendment Effective Date, and any replacements, refinancings, amendments, restatements, renewals or extensions thereof, subject in each case to the restrictions set forth in the definition of Permitted Securitization Programs.
~~“Exit” has the meaning specified in the preliminary statements to this Agreement.~~
“Facility” means the ~~2017 Incremental~~ Revolving Facility, the Term Loan Facility, any ~~other~~ Incremental Facility and/or any Refinancing Facility, as the context may require.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any

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agreements entered into pursuant to Section 1471(b)(1) of the Code and any ~~laws implementing an~~fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement ~~with respect to the foregoing~~, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
“Federal Funds Rate” means, for any day, the rate ~~per annum equal to the weighted average of the rates on overnight Federal~~calculated by the NYFRB based on such day’s federal funds transactions ~~with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so~~by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day~~, and (b) if no such rate is so published on such next succeeding Business Day,~~ by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate ~~for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.~~as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.
“Fee Letters” means, collectively, ~~(a) that certain Fee Letter, dated January 11, 2017, among the Borrower, Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Credit Suisse Securities (USA) LLC, Credit Suisse AG, Cayman Islands Branch, Macquarie Capital (USA) Inc. and Macquarie Capital Funding LLC, (b) that certain Structuring Fee Letter, dated January 11, 2017, among the Borrower and Goldman Sachs Bank USA and (c) that certain Incremental~~the Fee Letters dated September 4, 2019, between the Borrower and each Arranger of the 2019 Refinancing Revolving Facility ~~Fee Letter, dated as of the Second Amendment Effective Date, among the Borrower and Goldman Sachs Bank USA~~, respectively.
“Fifth Amendment” means that certain Amendment No. 5 to Credit Agreement, dated as of June 27, 2018, by and among the Borrower, the other Reaffirming Parties (as defined therein), the Lenders party thereto and ~~the Administrative Agent~~Goldman Sachs Bank USA as the administrative agent.
“Fifth Amendment Effective Date” means June 27, 2018.
~~“Finance Parties” has the meaning specified in Section 4.01(l).~~
“Financing Lease” means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be ~~capitalized on a balance sheet of the lessee; provided that, any operating lease that is required to be treated as a capital lease in accordance with GAAP as a result of any Accounting Change shall not be deemed a Financing Lease for purposes of this Agreement.~~accounted for as a finance lease.

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~~“Financing Transactions” means, collectively, (a) the Refinancing, (b) the incurrence of the Loans under the Loan Documents, (c) the issuance of the Priority Lien Notes (and the assumption by the Borrower of the obligations thereunder), (d) the incurrence of any Permitted Securitization Program and (e) the payment of the fees and expenses incurred in connection with any of the foregoing clauses (a)-(d) hereof.~~
“First Amendment” means that certain Amendment No. 1 to Credit Agreement, dated as of September 18, 2017, by and among the Borrower, the other Reaffirming Parties (as defined therein), the 2017 Refinancing Term Lenders (as defined therein) and ~~the Administrative Agent~~Goldman Sachs Bank USA as the administrative agent.
“First Amendment Effective Date” means September 18, 2017.
“First Lien Leverage Ratio” means, as of any date of determination, the ratio of (i) Consolidated Net Total Debt (other than any portion of Consolidated Net Total Debt that is unsecured or is secured solely by a Lien that is junior to the Liens securing the Obligations) as of the date of the financial statements most recently delivered by the Borrower pursuant to Section 6.01(a) or (b), as applicable, to (ii) Consolidated EBITDA for the period of the four consecutive fiscal quarters ending as of the date of such financial statements; provided that, solely for purposes of calculating the First Lien Leverage Ratio in connection with Section 7.11 hereof, the aggregate amount of Unrestricted Cash deducted pursuant to clause (b) of the definition of Consolidated Net Total Debt shall not exceed $~~800 million~~800,000,000.
“First Priority” means, with respect to any Lien purported to be created in any Collateral pursuant to any Security Document, that such Lien ranks first in priority to all other Liens, other than Liens permitted under clauses (b), (c), (d), (e), (f)(i), (f)(ii), (g), (p), (s), (t) (solely to the extent such Lien is pari passu with the Liens securing the Obligations and is subject to the Collateral Trust Agreement)~~,~~ and (w) (solely to the extent such Lien is pari passu with the Liens securing the Obligations and is subject to the Collateral Trust Agreement) ~~and (z) (solely with respect to any ABL Priority Collateral)~~ of Section 7.01.
“Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of the four consecutive fiscal quarters ending as of the date of the financial statements most recently delivered by the Borrower pursuant to Section 6.01(a) or (b), as applicable, to (b) the aggregate Fixed Charges of the Borrower during such period.
“Fixed Charges” means, with respect to any specified Person for any period, the sum of: (a) Interest Expense for such period; and (b) the product of (i) cash and non-cash dividends paid, declared, accrued or accumulated on any Disqualified Equity Interests of the Borrower or any Preferred Stock of a Restricted Subsidiary, except for dividends payable in the Borrower’s Qualified Equity Interests or paid to the Borrower or to a Restricted Subsidiary and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the sum of the currently effective combined Federal, state, local and foreign tax rate applicable to the Borrower and its Restricted Subsidiaries.
“Flood Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973

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as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (v) Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.
“Foreign Lender” means any Lender that is not a “United States Person” as defined in Section 7701(a)(30) of the Code.
“Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by any Loan Party or any of their respective Subsidiaries with respect to employees employed outside the United States and paid through a non-United States payroll.
“Foreign Plan Event” means, with respect to any Foreign Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, within the time permitted by Law for such contributions or payments, (c) the receipt of a notice from a Governmental Authority relating to the intention to terminate any such Foreign Plan or to appoint a trustee or similar official to administer any such Foreign Plan, or alleging the insolvency of any such Foreign Plan, (d) the incurrence of any liability by any Loan Party under applicable law on account of the complete or partial termination of such Foreign Plan or the complete or partial withdrawal of any participating employer therein, in each case, which could reasonably be expected to have a Material Adverse Effect, or (e) the occurrence of any transaction with respect to a Foreign Plan that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by any Loan Party, or the imposition on any Loan Party of any fine, excise tax or penalty with respect to a Foreign Plan resulting from any noncompliance with any applicable law, in each case which could reasonably be expected to have a Material Adverse Effect.
“Foreign Subsidiary” means a Subsidiary that is organized under the laws of a jurisdiction other than the United States or any State thereof or the District of Columbia and any Subsidiary thereof.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“Fourth Amendment” means that certain Amendment No. 4 to Credit Agreement, dated as of April 11, 2018, by and among the Borrower, the other Reaffirming Parties (as defined therein), the 2018 Refinancing Term Lenders (as defined therein) and ~~the Administrative Agent~~Goldman Sachs Bank USA as the administrative agent.
“Fourth Amendment Effective Date” means April 11, 2018.
~~“FRB” means the Board of Governors of the Federal Reserve System of the United States.~~
“Fronting Fee” has the meaning specified in Section 2.03(j).

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“FSHCO” means any Domestic Subsidiary formed or acquired on or after the ~~Closing~~Seventh Amendment Effective Date substantially all of the assets of which consist of the Equity Interests of one or more Foreign Subsidiaries.
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“GAAP” means generally accepted accounting principles, which are applicable to the circumstances as of the date of determination. The sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with GAAP in the United States, are set forth in the Financial Accounting Standards Board’s Accounting Standards Codification.
“Gibraltar Holdings” means Peabody Global Holdings ~~(Gibraltar) Limited~~, LLC, or any successor entity ~~(including via redomiciliation)~~ that directly holds the Capital Stock of Peabody Investments (Gibraltar) Limited.
“Gibraltar Pledge Agreement” means the Share Charge, dated as of the Closing Date, between Gibraltar Holdings, Peabody Investments (Gibraltar) Limited and the Collateral Trustee, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Governmental Authority” means the government of the United States or any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Guarantee” means, as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to the extent the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation in order to induce the creation of such obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, reimbursement obligations under letters of credit and any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee obligation shall not include (i) indemnification or reimbursement obligations under or in respect of Surety Bonds or Designated Letters of Credit, (ii) ordinary course performance guarantees by

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any Loan Party of the obligations (other than for the payment of borrowed money) of any other Loan Party and (iii) endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. The term “Guarantee” as a verb has a corresponding meaning.
“Guarantors” means any Restricted Subsidiary that is a Domestic Subsidiary ~~(other than those entities to be merged, dissolved or consolidated in connection with the Permitted Restructuring Transactions within thirty (30) days following the Closing Date)~~ and each other Subsidiary, whether now owned or hereafter formed or acquired, that directly holds Equity Interests in Gibraltar Holdings at any time; provided, that such term shall not include (a) any Subsidiary not wholly-owned, directly or indirectly, by the Borrower to the extent (but only so long as) it is prohibited by the terms of any Contractual Obligation (including pursuant to any Organizational Documents of such Subsidiary) from guaranteeing the Secured Obligations or any other obligations or liabilities guaranteed pursuant to the terms of the Guaranty (it being understood that, for purposes of this definition, the terms of any Contractual Obligation shall be deemed to prohibit such Guarantee if it would constitute a breach or default under or result in the termination of or require the consent of any Person (other than the Borrower or any Controlled Subsidiary, or the Administrative Agent or the Lenders in their respective capacities as such) under the security, agreement, instrument or other undertaking giving rise to such Contractual Obligation); provided further, that such Contractual Obligation is not and was not created in contemplation of this definition, and provided further, that this clause (a) shall not be deemed to exclude (or release) any Domestic Subsidiary which is a Guarantor in the case of a disposition of a portion of the Equity Interests in such Guarantor as a result of (i) the disposition or issuance of Equity Interests of such Domestic Subsidiary in either case to an Affiliate that is not the Borrower or a Restricted Subsidiary, (ii) any transaction entered into primarily in contemplation of such Domestic Subsidiary’s ceasing to constitute a Loan Party or (iii) the disposition or issuance of Equity Interests of such Domestic Subsidiary for materially less than the fair market value of such shares as reasonably determined by the Borrower), (b) any FSHCO, (c) any Domestic Subsidiary that is a Subsidiary of any Foreign Subsidiary; provided, however, that clauses (b) and (c) shall not apply to any Subsidiary, whether now owned or hereafter formed or acquired, that directly holds Equity Interests in Gibraltar Holdings, or (d) any Special Purpose Receivables Subsidiaries and captive insurance entities. The Guarantors as of the ~~Closing~~Seventh Amendment Effective Date are the Subsidiaries of the Borrower listed on Schedule 1.01(a). For the avoidance of doubt and notwithstanding anything herein or in any other Loan Document to the contrary, (x) no Foreign Subsidiary now owned or hereafter formed or acquired shall be a Guarantor (other than a Foreign Subsidiary hereafter formed or acquired that directly holds Equity Interests in Gibraltar Holdings) and (y) Gibraltar Holdings shall not be a Guarantor.

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“Guaranty” means that certain Guarantee of the Secured Obligations dated as of the Closing Date and made by the Guarantors in favor of the Administrative Agent and the Secured Parties, substantially in the form of Exhibit F, including any supplement, accession, assumption or joinder thereto, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Hazardous Materials” means (i) any explosive or radioactive substances or wastes and (ii) any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under, or that could reasonably be expected to give rise to liability under, any applicable Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls, urea-formaldehyde insulation, gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any coal ash, coal combustion by-products or waste, boiler slag, scrubber residue or flue desulphurization residue.
“Hedge Bank” has the meaning specified in the definition of “Secured Hedging Agreement”.
“Hedging Agreement” means (i) any interest rate swap agreement, interest rate cap agreement, interest rate future agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement designed to protect against or mitigate interest rate risk, (ii) any foreign exchange forward contract, currency swap agreement, futures contract, option contract, synthetic cap or other agreement or arrangement designed to protect against or mitigate foreign exchange risk or (iii) any commodity or raw material, including coal, futures contract, commodity hedge agreement, option agreement, any actual or synthetic forward sale contract or other similar device or instrument or any other agreement designed to protect against or mitigate raw material price risk (which shall for the avoidance of doubt include any forward purchase and sale of coal for which full or partial payment is required or received).
“Hedging Obligations” means all debts, liabilities and obligations of the Borrower or any Restricted Subsidiary in respect of any Hedging Agreement.
“Hedging Termination Value” means, in respect of any one or more Hedging Agreement, after taking into account the effect of any valid netting agreement relating to such Hedging Agreements, (a) for any date on or after the date such Hedging Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedging Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedging Agreements (which may include a Lender, the Administrative Agent or any Affiliate of a Lender or the Administrative Agent) (it being understood that any such termination values and marked-to-market values shall take into account any assets posted as collateral or security for the benefit of a party to the Hedging Agreement).
“Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to any Lender which are presently in effect or, to the extent allowed by law, under such applicable laws

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which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.
“Honor Date” shall have the meaning specified in Section 2.03(c)(i).
“Impacted Interest Period” has the meaning specified in the definition of “Eurocurrency Rate”
“Incremental Amendment” has the meaning specified in Section 2.15(g).
“Incremental Debt” means, at any time, all Incremental ~~Notes~~Equivalent Debt and Incremental Facilities outstanding.
“Incremental Debt Cap” means, as determined with respect to any Incremental Debt to be incurred, an amount equal to the sum of (a) $300,000,000 and (b) (i) if such Incremental Debt is (or is intended to be) secured by the Collateral on a pari passu basis, an additional amount if, after giving effect to the incurrence of such Incremental Debt and any acquisition consummated in connection therewith, the First Lien Leverage Ratio (calculated assuming all Commitments under the ~~Incremental~~ Revolving ~~Facilities~~Facility are fully drawn) is equal to or less than 1.75 to 1.00 on a Pro Forma Basis and (ii) if such Incremental Debt is secured by the Collateral on a junior-lien basis or unsecured, an additional amount if, after giving effect to the incurrence of such Incremental Debt and any acquisition consummated in connection therewith, the Total Leverage Ratio (calculated assuming all Commitments under the ~~Incremental~~ Revolving ~~Facilities~~Facility are fully drawn) is equal to or less than 2.50:1.00 on a Pro Forma Basis.
“Incremental Facility” has the meaning specified in Section 2.15(a).
“Incremental Facility Effective Date” has the meaning specified in Section 2.15(c).
“Incremental Facility Request” has the meaning specified in Section 2.15(a).
“Incremental Lender” means any Incremental Term Lender or any Incremental Revolving Lender.
“Incremental Loan” means, with respect to any Incremental Facility, an advance made by any Incremental Lender under such Incremental Facility.
“Incremental Notes” has the meaning specified in Section 7.03(m).
~~“Incremental Revolving Borrowing” means a borrowing consisting of simultaneous Incremental Revolving Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Incremental Revolving Lenders pursuant to Section 2.01(b).~~
~~“Incremental Revolving Commitment” means, as to each Incremental Revolving Lender, its obligation to (a) make Incremental Revolving Loans to the Borrower pursuant to Section 2.01(b) and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding under such clauses (a) and (b) not to exceed the amount set~~

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~~forth (x) in the case of the 2017 Incremental Revolving Facility, opposite such Lender’s name on Schedule 1 to the Second Amendment under the caption “2017 Incremental Revolving Commitment” or on Schedule 1 to the Third Amendment under the caption “2017 Incremental Revolving Commitment”, as applicable, (y) in the case of any other Incremental Revolving Facility, in the applicable Incremental Amendment or (z) if applicable, in any case, in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Incremental Revolving Commitments as of the Third Amendment Effective Date is $350,000,000.~~
“Incremental Revolving Facility” has the meaning specified in Section 2.15(a).
~~“Incremental Revolving Facility Maturity Date” means November 17, 2020; provided, however, that, if such date is not a Business Day, the Incremental Revolving Facility Maturity Date shall be the preceding Business Day.~~
“Incremental Revolving Lender” means any Person who provides an Incremental Revolving Facility.
~~“Incremental Revolving Loan” means an advance made by an Incremental Revolving Lender under an Incremental Revolving Facility.~~
“Incremental Term Facility” has the meaning specified in Section 2.15(a).
“Incremental Term Lender” means any Person who provides an Incremental Term Facility.
“Incremental Term Loan” means an advance made by an Incremental Term Lender under an Incremental Term Facility.
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(a)    all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments (other than any obligations in respect of performance bonds bid bonds, appeal bonds, surety bonds, reclamation bonds and completion guarantees, bank guarantees and similar obligations under any Mining Law or Environmental Law or with respect to worker’s compensation benefits);
(b)    all obligations of such Person arising under letters of credit, bankers’ acceptances or similar instruments issued for the account of such Person (solely to the extent such letters of credit, bankers’ acceptances or other similar instruments have been drawn and remain unreimbursed);
(c)    net obligations of such Person under any Hedging Agreement;
(d)    all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts payable and accrued expenses incurred in the ordinary course

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of business, (ii) obligations under federal coal leases, (iii) obligations under coal leases which may be terminated at the discretion of the lessee and (iv) obligations for take-or-pay arrangements);
(e)    indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
(f)    Capital Lease Obligations (other than obligations in connection with the IRBs); and
(g)    all Guarantees of such Person in respect of any of the foregoing Indebtedness of any other Person (but excluding any performance and completion Guarantees of such Person);
provided that in no event shall Indebtedness include (i) asset retirement obligations or (ii) obligations (other than obligations with respect to Indebtedness for borrowed money or other Indebtedness evidenced by loan agreements, bonds, notes or debentures or similar instruments or letters of credit (solely to the extent such letters of credit or other similar instruments have been drawn and remain unreimbursed) (or, without duplication, reimbursement agreements in respect thereof)) related to surface rights under an agreement for the acquisition of surface rights for the production of coal reserves in the ordinary course of business in a manner consistent with historical practice of the Borrower and its Subsidiaries.
The amount of any net obligation under any Hedging Agreement on any date shall be deemed to be the Hedging Termination Value thereof as of such date. The amount of any Indebtedness issued with original issue discount shall be deemed to be the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness. The amount of any Capital Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. The amount of any indebtedness of a Joint Venture secured by a Lien on property owned or being purchased by the Borrower or its Restricted Subsidiaries as of any date shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the indebtedness that is secured by such Lien and (b) the maximum amount for which the Borrower or its Restricted Subsidiaries may be liable (which may be determined with reference to the fair market value of the property securing such indebtedness as reasonably determined by the Borrower in good faith) pursuant to the terms of such indebtedness. Except as set forth in the sentence immediately above, the amount of indebtedness of any Joint Venture, which is attributable to the Borrower or any Restricted Subsidiary shall be deemed to equal the amount of indebtedness that would be attributable to the Borrower or any Restricted Subsidiary in accordance with GAAP.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Indemnitees” has the meaning specified in Section 10.04(b).
“Information” has the meaning specified in Section 10.07.

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~~“Intercreditor Agreements” means each of the (a) Collateral Trust Agreement and (b) any ABL Intercreditor Agreement.~~
“Interest Expense” means, for any period, the consolidated interest expense (net of any interest income) of the Borrower and its Restricted Subsidiaries, plus, to the extent not included in such consolidated interest expense, and to the extent incurred, accrued or payable by the Borrower or its Restricted Subsidiaries, without duplication, (i) interest expense attributable to Financing Leases, (ii) amortization of debt discount and debt issuance costs, (iii) capitalized interest, (iv) non-cash interest expense, (v) any of the above expenses with respect to Indebtedness of another Person Guaranteed by the Borrower or any of its Restricted Subsidiaries and (vi) any interest, premiums, fees, discounts, expenses and losses on the sale of accounts receivable (and any amortization thereof) payable by the Borrower or any Restricted Subsidiary in connection with a receivables financing permitted hereunder, and any yields or other charges or other amounts comparable to, or in the nature of, interest payable by the Borrower or any Restricted Subsidiary under any receivables financing, but excluding (a) amortization of deferred financing charges incurred in respect of the Priority Lien Notes, the Loans, ~~any ABL Facility~~ and any Indebtedness described in clause (a) of the definition thereof, and (b) the write off of any deferred financing fees or debt discount, all as determined on a consolidated basis and in accordance with GAAP. Interest Expense shall be determined for any period after giving effect to any net payments made or received and costs incurred by the Borrower and its Restricted Subsidiaries with respect to any related interest rate Hedging Agreement permitted hereunder.
“Interest Payment Date” means, (a) as to any Eurocurrency Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date.
“Interest Period” means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter, or, if available to all Lenders making such Eurocurrency Rate Loan, twelve months thereafter (or such shorter period as may be agreed by the relevant Lenders and the Administrative Agent), as selected by the Borrower in its Borrowing Notice, or, as otherwise contemplated by the first proviso of Section 2.02(a); provided that:
(i)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;
(ii)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) below, end on the last Business Day of a calendar month; and

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(iii)    with respect to each Facility, no Interest Period shall extend beyond its applicable Maturity Date or Revolving Facility Maturity Date, as applicable.
“Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period.
“Internally Generated Cash” means, with respect to any period, any cash of the Borrower or any Restricted Subsidiary generated during such period, excluding Net Proceeds, Net Insurance/Condemnation Proceeds and any cash that is generated from an incurrence of Indebtedness, an issuance of Equity Interests or a capital contribution.
“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which that LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time.
“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Capital Stock or other securities of another Person, (b) a loan, advance (excluding intercompany liabilities incurred in the ordinary course of business in connection with the cash management operations of the Borrower and its Subsidiaries) or capital contribution to, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be (i) the amount actually invested, as determined immediately prior to the time of each such Investment, without adjustment for subsequent increases or decreases in the value of such Investment minus (ii) the amount of dividends or distributions received in connection with such Investment and any return of capital and any payment of principal received in respect of such Investment that in each case is received in cash or Cash Equivalents.
“IP Rights” has the meaning specified in Section 5.18.
“IP Security Agreements” means the Copyright Security ~~Agreement~~Agreements, the Trademark Security Agreement and the Patent Security Agreement.
“IRBs” means the City of St. Louis, Missouri Taxable Industrial Development Revenue Bonds (Peabody Energy Corporation Project), Series 2010, in an aggregate principal amount not to exceed $60,000,000, as evidenced by that certain Trust Indenture, dated as of March 1, 2011, between the City of St. Louis, Missouri and U.S. Bank, National Association, St. Louis, Missouri.
“IRS” means the United States Internal Revenue Service.

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“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (as the same may be amended from time to time).
“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the applicable L/C Issuer and the Borrower (or any Subsidiary) or in favor the applicable L/C Issuer and relating to any such Letter of Credit.
“Joint Venture” means any Person ~~(a) other than a Subsidiary~~ in which the Borrower or its Subsidiaries hold an ownership interest ~~or~~(a) that is not a Subsidiary and (b) which ~~is an unincorporated joint venture of~~ the Borrower or ~~any~~such Subsidiary is a general partner or a joint venturer; provided, however, that Middlemount Coal Pty Ltd shall be considered a Joint Venture for this definition.
“Junior Collateral Trustee” means Wilmington Trust, National Association, in its capacity as Junior Collateral Trustee pursuant to the Collateral Trust Agreement, together with its successors and assigns in such capacity.
“Junior Lien Indebtedness” means any Indebtedness ~~(other than any ABL Facility)~~ that is secured by a junior Lien to the Lien securing the Secured Obligations and that was permitted to be incurred and so secured hereunder.
“Laws” means, as to any Person, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, regulations, ordinances, codes, and determinations of arbitrators or courts or other Governmental Authorities, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“L/C Advance” means, with respect to each ~~Incremental~~ Revolving Lender, such ~~Incremental~~ Revolving Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage. All L/C Advances shall be denominated in Dollars.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed in accordance with Section 2.03(c) or refinanced as a Borrowing. All L/C Borrowings shall be denominated in Dollars.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.
“L/C Issuance Limit” means, at the time of the issuance of a Letter of Credit by the applicable L/C Issuer, with respect to ~~(a)~~ each ~~2017~~ L/C Issuer ~~(as defined in the Second Amendment)~~, in its capacity as an L/C Issuer, the amount set forth opposite its name on Schedule ~~2~~I to the ~~Second~~Seventh Amendment (or such other amount as may be agreed to in writing by such ~~2017~~ L/C ~~Issuer and the Borrower from time to time with prompt notice to the Administrative Agent), (b) each 2017 L/C Issuer (as defined in the Third Amendment), in its capacity as an L/C Issuer, the amount set forth opposite its name on Schedule 2 to the Third Amendment (or such other amount as may be agreed to in writing by such 2017 L/C~~ Issuer and the Borrower from time to time with prompt notice to the Administrative Agent), or (c) any

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other L/C Issuer, such amount as may be agreed to by such L/C Issuer and the Borrower in writing from time to time with prompt notice to the Administrative Agent.
“L/C Issuer” means ~~each 2017 L/C Issuer (as defined in the Second Amendment) and each 2017 L/C Issuer (as defined in the Third Amendment)~~JPMorgan Chase Bank, N.A., Goldman Sachs Bank USA, Credit Suisse AG, Cayman Islands Branch, Bank of Montreal, Chicago Branch, Commerce Bank, Deutsche Bank AG New York Branch and Bank of America, N.A., each in its capacity as issuer of Letters of Credit hereunder, and such other ~~Incremental~~ Revolving Lender or ~~Incremental~~ Revolving Lenders that agree to act as L/C Issuer at the request of the Borrower, and any successor issuer of Letters of Credit hereunder or any of their respective Affiliates, in each case in its capacity as issuer of any Letter of Credit. Each L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such L/C Issuer , in which case the term “L/C Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such L/C Issuer shall, or shall cause such Affiliate to, comply with the requirements of Section 2.03 with respect to such Letters of Credit).
“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.08. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“Lender” has the meaning specified in the introductory paragraph hereto and includes any (a) Term Lender, (b) Revolving Lender, (c) Incremental Lender, and (~~c~~d) Refinancing Facility Lender.
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.
“Letter of Credit” means a letter of credit or Bank Guarantee issued hereunder. Letters of Credit may be issued in Dollars or in an Alternative Currency.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by any L/C Issuer.
“Letter of Credit Expiration Date” means the day that is five days prior to the ~~Incremental~~ Revolving Facility Maturity Date then in effect (or, if such day is not a Business Day, the preceding Business Day) (or such later date referred to in Section 2.03(a)(ii)(B)).
“Letter of Credit Fee” has the meaning specified in Section 2.03(i).
“LIBO Screen Rate” means, for any day and time, with respect to any Borrowing of Eurocurrency Rate Loans for any Interest Period, the London interbank offered rate as

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administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion, provided that if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to zero for the purposes of this Agreement.
“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Financing Lease having substantially the same economic effect as any of the foregoing).
“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Term Loan, Revolving Loan, Letter of Credit, Incremental Loan or Refinancing Loan.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Collateral Trust Agreement, the CTA Amendment (as defined in the Fourth Amendment), Amendment No. 2 to Collateral Trust Agreement, dated as of July 19, 2018, each Note, the Issuer Documents, the Fee Letters, the Guaranty, and each Security Document ~~and any ABL Intercreditor Agreement~~.
“Loan Parties” means, collectively, the Borrower and each Guarantor.
“Material Adverse Effect” means a material adverse effect upon (a) the business, assets, operations, property or condition (financial or otherwise) of the Borrower and its Restricted Subsidiaries taken as a whole, (b) the ability of the Borrower and the Guarantors, taken as a whole, to perform their payment obligations under this Agreement or the Guaranty or (c) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Agents, the Collateral Trustee, the Arrangers or the Lenders hereunder or thereunder.
“Material Real Property” means (a) any fee owned real property interest held by a Loan Party in an active Mine or any leasehold interest in real property of a Loan Party in an active Mine, (b) any real property owned by a Loan Party or in which a Loan Party has a leasehold interest located on a Reserve Area on the ~~Closing~~Seventh Amendment Effective Date that has a net book value in excess of $10,000,000, (c) any real property acquired or otherwise owned by a Loan Party or in which a Loan Party acquires a leasehold interest after the ~~Closing~~Seventh Amendment Effective Date located on a Reserve Area that has a total net book value in excess of $25,000,000 and (d) any other fee owned real property interest held by a Loan Party (other than the types of property described in clauses (a) through (c) above) with a total net book value in excess of $10,000,000 as of the date of acquisition of such real property; provided that Material Real Property shall not include (x) any real property that is identified on Schedule 1.01(d), (y) any

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leasehold interests of a Loan Party in commercial real property constituting offices of the Borrower and its Subsidiaries or (z) any Excluded Flood Zone Property; provided that the aggregate total net book value of all Excluded Flood Zone Property acquired after ~~the Fourth Amendment Effective Date~~April 11, 2018 does not exceed $50,000,000 in the aggregate as of the date of determination; provided further that, any future coal reserve or access to a coal reserve (x) that is fee owned by a Loan Party or in which a Loan Party has a leasehold interest and (y) that is located adjacent to, contiguous with, or in close proximity to, both geographically and geologically (according to reasonable standards used in the mining industry) an active Mine or Reserve Area, may, in the reasonable discretion of the Administrative Agent (in consultation with the Borrower) and by notice to the Collateral Trustee, be deemed part of an active Mine or Reserve Area and, as a result, a “Material Real Property” in the future.
“Maturity Date” means March 31, 2025 (and, with respect to (x) an Incremental Term Facility or Refinancing Term Facility, the date on which such Facility shall become due and payable in full hereunder, as specified in the applicable Incremental Amendment or other amendment hereto and (y) an Incremental Revolving Facility or Refinancing Revolving Facility, the Incremental Revolving Facility Maturity Date with respect thereto or, in the case of a Refinancing Revolving Facility, the date on which such Refinancing Revolving Facility shall become due and payable in full hereunder, in each case, as specified in the applicable Incremental Amendment or other amendment hereto); provided, however, that, if such date is not a Business Day, the Maturity Date shall be the preceding Business Day.
~~“MEPP Claim” means, collectively, the claims of the United Mine Workers of America 1974 Pension Plan, including (a) proof of claim number 4722 and (b) any other claim related to any withdrawal liability under U.S.C. § 1392(c).~~
~~“Metropolitan Collieries Disposition” means the sale of substantially all of the assets of (or all of the Equity Interests of) Metropolitan Collieries Pty Ltd to the extent permitted by Section 7.05.~~
“Mine” means any excavation or opening into the earth in the United States now and hereafter made from which coal or other minerals are or can be extracted on or from any of the real properties in which any Loan Party holds an ownership, leasehold or other interest.
~~“Minimum Cash Balance” means at least $600,000,000 in Unrestricted Cash on hand of the Borrower and its Restricted Subsidiaries on the effective date of the Plan of Reorganization after giving effect to any distributions paid to certain holders of claims in accordance with the Plan of Reorganization on the Closing Date.~~
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Mortgage” means any mortgages, deeds of trust or similar document (including any fixture filings whether recorded as part of such mortgages or deeds of trust or as separate instruments to the extent necessary in any particular state), substantially in the form of Exhibit J or any such other form reasonably acceptable to the Administrative Agent and the Borrower.
“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make

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contributions, or during the preceding five plan years, has made or been obligated to make contributions.
“Net Insurance/Condemnation Proceeds” means an amount equal to: (i) any cash payments or proceeds received by the Borrower or any of its Restricted Subsidiaries (a) under any casualty insurance policy in respect of a covered loss thereunder or (b) as a result of the taking of any assets of the Borrower or any of its Restricted Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (ii) (a) any actual and reasonable costs incurred by the Borrower or any of its Restricted Subsidiaries in connection with the adjustment or settlement of any claims of the Borrower or such Restricted Subsidiary in respect thereof, and (b) any bona fide direct costs incurred in connection with any sale of such assets as referred to in clause (i)(b) of this definition, including income taxes payable as a result of any gain recognized in connection therewith.
“Net Proceeds” means, with respect to any Disposition pursuant to Sections 7.05(c), 7.05(k), 7.05(l) and 7.05(q), the sum of (a) cash and Cash Equivalents actually received by the Borrower or any Restricted Subsidiary in connection with such Disposition (including any cash received by way of deferred payment (excluding, for avoidance of doubt, royalty payments customary in the mining industry) pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) minus (b) solely with respect to Dispositions of assets not constituting Collateral, the sum of (i) (A) the principal amount, premium or penalty, if any, interest and other amounts of any Indebtedness that is secured by such asset and that is required to be repaid in connection with such Disposition (other than Indebtedness under the Loan Documents) or (B) any other required debt payments or required payments of other obligations relating to the Disposition, in each case, with the proceeds thereof, (ii) the reasonable or customary out-of-pocket fees and expenses incurred by the Borrower or its Restricted Subsidiaries in connection with such Disposition (including attorneys’ fees, accountants’ fees, investment banking fees, real property related fees and charges and brokerage and consultant fees), (iii) all Taxes required to be paid or accrued or reasonably estimated to be required to be paid or accrued as a result thereof, (iv) in the case of any Disposition by a non-wholly-owned Restricted Subsidiary or non-wholly-owned Unrestricted Subsidiary, the pro rata portion of the Net Proceeds thereof (calculated without regard to this clause (iv)) attributable to minority or other third party interests and not available for distribution to or for the account of the Borrower or a wholly-owned Restricted Subsidiary as a result thereof and (v) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (x) related to any of the applicable assets and (y) retained by the Borrower or any Subsidiary including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations (however, the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Proceeds of such Disposition occurring on the date of such reduction).
“Non-Recourse Debt” means Indebtedness (a) as to which neither the Borrower nor any of its Restricted Subsidiaries (i) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) other than a non-recourse pledge of the Equity Interests of any Unrestricted Subsidiary to the extent such Equity Interests do not

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constitute Collateral, (ii) is directly or indirectly liable (as a guarantor or otherwise) other than by virtue of a non-recourse pledge of the Equity Interests of any Unrestricted Subsidiary to the extent such Equity Interests do not constitute Collateral, or (iii) constitutes the lender; (b) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against any Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness (other than the Obligations) of the Borrower or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (c) as to which the lenders thereunder will not have any recourse to the Capital Stock or assets of the Borrower or any of its Restricted Subsidiaries (other than solely the Equity Interests of any Unrestricted Subsidiary to the extent such Equity Interests do not constitute Collateral).
“Note” means a promissory note made by the Borrower in favor of a Lender and its registered assigns evidencing Term Loans or ~~Incremental~~ Revolving Loans made by such Lender, substantially in the form of Exhibit C-1 or Exhibit C-2, as applicable.
“NYFRB” means the Federal Reserve Bank of New York.
“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Obligations” means all advances to, and debts, liabilities and obligations (other than, for the avoidance of doubt, Hedging Obligations or Cash Management Obligations) of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.
“Open Market Purchase” has the meaning specified in Section 2.20(a).
“Organizational Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-US jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

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“Other Connection Taxes” means with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, Taxes imposed as a result of a present or former connection between such party and the jurisdiction imposing such Tax (other than connections arising solely from the Administrative Agent or such Lender or such L/C Issuer (or such other recipient) having executed, delivered, become a party to, or performed its obligations or received a payment under, or enforced, received or perfected a security interest under, or engaged in any other transaction pursuant to this Agreement, any Note or any other Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means all present or future stamp, court, intangible, recording, filing, or documentary taxes or any other similar Taxes arising from any payment made hereunder or under any other Loan Document or from the execution, delivery ~~or~~, enforcement ~~of,~~or registration of, from the receipt or perfection of a security interest under or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment pursuant to Section 10.13).
“Outstanding Amount” means (a) with respect to Term Loans, Revolving Loans, Incremental Loans and Refinancing Loans, as the context may require, on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Term Loans, Revolving Loans, Incremental Loans or Refinancing Loans, as applicable, occurring on such date, and (b) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.
“Overnight Bank Funding Rate” means, for any day, the ~~greater of (a) the Federal Funds Rate in the case of any amount denominated in Dollars and (b) an overnight rate~~rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the ~~Administrative Agent or the L/C Issuer, as the case may be, in accordance with banking industry rules on interbank compensation.~~NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.
“Participant” has the meaning specified in Section 10.06(d).
“Participant Register” has the meaning specified in Section 10.06(d).
“Patent Security Agreement” means the Patent Security Agreement~~, substantially in the form attached to the Security Agreement~~ dated the Closing Date, or such other form of patent security agreement reasonably acceptable to the Administrative Agent and the Borrower, by certain Loan Parties in favor of the Collateral Trustee, for the benefit of the Secured Parties, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

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“Participating Member State” means each state so described in any EMU Legislation.
“PATRIOT Act” has the meaning specified in Section 5.17.
“Payment in Full” means, the time at which no Lender or L/C Issuer shall have (a) any Commitments, any Loan or other Obligations unpaid, unsatisfied or outstanding (other than in respect of contingent obligations, indemnities and expenses related thereto that are not then payable or in existence) and (b) Letters of Credit outstanding that (i) have not been Cash Collateralized in a manner reasonably satisfactory or (ii) have not had other arrangements made with respect to them that are reasonably satisfactory, in each case, to the applicable L/C Issuer.
“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any successor thereto.
“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Section 412 of the Code or Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.
“Permitted Acquisition” means any acquisition of all or substantially all the assets of, or all of the Equity Interests in, or merger, consolidation or amalgamation with, a Person or division or line of business of a Person, solely to the extent permitted as an Investment under Section 7.02.
“Permitted Amendments” means, with respect to any Facility, an extension of the maturity date of any Loan and/or any Commitments in respect of such Facility by the Accepting Lenders and, in connection therewith, (a) any change in the Applicable Rate with respect to the applicable Loans and/or Commitments of the Accepting Lenders and/or the payment of additional fees (including rate floor, OID, upfront fees or other fees) to the Accepting Lenders (such change and/or payments to be in the form of cash, Equity Interests or other property as agreed by the Borrower and the Accepting Lenders to the extent not prohibited by this Agreement, excluding Section 2.13), (b) the repayment in full on the maturity date of such Facility of the non-extended Loans thereunder and other amounts owing to each of the Lenders who are not Accepting Lenders, (c) to the extent that such Facility is the Term Loan Facility, any change in the amortization schedule and any prepayment premiums with respect to the applicable Loans of the Accepting Lenders, so long as a weighted average life of the extended Loans is no shorter than that of the Term Loans under such Facility prior to such extension, (d) no repayment of any extended Loans shall be permitted unless such repayment is accompanied by an at least pro rata repayment of all earlier maturing Loans (including previously extended Loans) (or all earlier maturing Loans shall otherwise be or have been terminated and repaid in full) and (e) any other change in terms from the Facility so long as (i) they apply after the non-extended maturity date of such Facility or (ii) the non-Accepting Lenders receive the benefit of any such terms that are more restrictive to the Borrower and its Restricted Subsidiaries (it being understood that the benefit of such more restrictive terms may be provided to the non-Accepting Lenders without their consent) as certified by a Responsible Officer of the Borrower in good faith.

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“Permitted Asset Swap” means the substantially concurrent purchase and sale, trade-in or exchange of equipment, real property or any other property of a nature or type that is used or useful in a Similar Business or a combination of such equipment, real property or any other property and cash or Cash Equivalents between the Borrower or any of its Restricted Subsidiaries and another Person; provided that the fair market value of the equipment, real property or any other property received is at least as great as the fair market value of the equipment, real property or other property being traded-in or exchanged as determined by the Borrower reasonably and in good faith; provided that any shortfall may be treated as an Investment and shall constitute an Investment for purposes of calculating compliance with Section 7.02.
~~“Permitted Australian Restructuring Transactions” means the restructuring of non-Loan Party Restricted Subsidiaries organized under the laws of Australia, the Netherlands or Gibraltar for tax and organizational efficiency purposes, including the mergers, dissolutions, distributions, contributions, restricted payments, dispositions, intercompany loans, investments, redomiciling and other transactions undertaken to effect such restructuring, in each case, by and among such non-Loan Party Restricted Subsidiaries.~~
“Permitted Real Estate Encumbrances” means the following encumbrances which do not, in any case, individually or in the aggregate, materially detract from the value of any Mine subject thereto or interfere with the ordinary conduct of the business or operations of any Loan Party as presently conducted on, at or with respect to such Mine and as to be conducted following the Closing Date: (a) encumbrances customarily found upon real property used for mining purposes in the applicable jurisdiction in which the applicable real property is located to the extent such encumbrances would be permitted or granted by a prudent operator of mining property similar in use and configuration to such real property (e.g., surface rights agreements, wheelage agreements and reconveyance agreements); (b) rights and easements of (i) owners of undivided interests in any of the real property where the applicable Loan Party or Subsidiary owns less than 100% of the fee interest, (ii) owners of interests in the surface of any real property where the applicable Loan Party or Subsidiary does not own or lease such surface interest, (iii) lessees, if any, of coal or other minerals (including oil, gas and coal bed methane) where the applicable Loan Party or Subsidiary does not own such coal or other minerals, and (iv) lessees of other coal seams and other minerals (including oil, gas and coal bed methane) not owned or leased by such Loan Party or Subsidiary; (c) with respect to any real property in which the Borrower or any Restricted Subsidiary holds a leasehold interest, terms, agreements, provisions, conditions, and limitations (other than royalty and other payment obligations which are otherwise permitted hereunder) contained in the leases granting such leasehold interest and the rights of lessors thereunder (and their heirs, executors, administrators, successors, and assigns), subject to any amendments or modifications set forth in any landlord consent delivered in connection with a Mortgage; (d) farm, grazing, hunting, recreational and residential leases with respect to which the Borrower or any Restricted Subsidiary is the lessor encumbering portions of the real properties to the extent such leases would be granted or permitted by, and contain terms and provisions that would be acceptable to, a prudent operator of mining properties similar in use and configuration to such real properties; (e) royalty and other payment obligations to sellers or transferors of fee coal or lease properties to the extent such obligations constitute a lien not yet delinquent; (f) rights of others to subjacent or lateral support and absence of subsidence rights or to the maintenance of barrier pillars or restrictions on mining within certain areas as provided by any mining lease, unless in each case waived by such other person; and (g) rights of repurchase or reversion when mining and reclamation are completed.

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“Permitted Refinancing Increase” means, with respect to the Refinancing of any Indebtedness, an amount equal to (a) any premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such Refinancing, (b) any unpaid accrued interest on the Indebtedness being Refinanced, and (c) any existing commitments unutilized under the Indebtedness being Refinanced.
“Permitted Refinancing Indebtedness” mean any Indebtedness issued in exchange for, or the net proceeds of which are used to, extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Indebtedness); provided that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus any Permitted Refinancing Increase in respect of such Refinancing), (b) such Permitted Refinancing Indebtedness shall have the same obligors and same guarantees as, and be secured on a pari passu basis with, the Indebtedness so Refinanced (provided that the Permitted Refinancing Indebtedness may be subject to lesser guarantees or be unsecured or the Liens securing the Permitted Refinancing Indebtedness may rank junior to the Liens securing the Indebtedness so Refinanced) and, to the extent applicable, the Borrower shall have satisfied the requirements of Section 3.8 of the Collateral Trust Agreement with respect to such Permitted Refinancing Indebtedness, (c) the maturity date is later than or equal to, and the weighted average life to maturity of such Permitted Refinancing Indebtedness is greater than or equal to, in each case, that of the Indebtedness being Refinanced, (d) if the Indebtedness so Refinanced is subordinated in right of payment to the Obligations, then such Permitted Refinancing Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which it is outstanding, is expressly made subordinate in right of payment to the Obligations at least to the extent that the Indebtedness so Refinanced is subordinated to the Obligations and (e) the terms and conditions of any Permitted Refinancing Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties than the terms and conditions of the Indebtedness that is being Refinanced.
~~“Permitted Restructuring Transaction” means the mergers, distributions and other transactions described in Section IV.F.1 and Exhibit IV.F.1 of the Plan of Reorganization undertaken substantially concurrently with, or within the three-month period following, the Closing Date; provided that in connection with any transfers of assets (including Equity Interests) to any Loan Party, such Loan Party shall comply with Section 6.16 with respect to such assets; provided, further, that (i) no such transaction shall result in a change in the ownership of Peabody Investments (Gibraltar) Limited by Gibraltar Holdings, (ii) no such transaction shall result in any material asset becoming an Excluded Asset (other than to the extent such asset is excluded under clause (i)(iii) of the definition of Excluded Asset) and (iii) no such transaction shall involve a transfer of assets (including Equity Interests) or other distribution from a Loan Party to a non-Loan Party or a merger or dissolution of a Loan Party into a non-Loan Party (other than those transactions occurring substantially concurrently with the Closing Date).~~
“Permitted Securitization Programs” means (a) the Existing Securitization Facility and (b) any receivables securitization program pursuant to which the Borrower or any of its Subsidiaries sells receivables and interests in Receivables Assets, which are non-recourse (except for representations, warranties, covenants, repurchase obligations and indemnities, in each case, that

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are reasonably customary for a seller or servicer of assets transferred in connection with such a facility) to the Borrower and the Restricted Subsidiaries providing for the sale, conveyance or contribution to capital of Receivables Assets to Special Purpose Receivables Subsidiary; provided, that the aggregate principal amount outstanding of any Permitted Securitization Program~~, together with the maximum principal amount outstanding of any ABL Facility,~~ shall not exceed the greater of $250,000,000 and ~~3.5~~6.5% of Consolidated Net Tangible Assets.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“PIC Intercompany Loan Agreement” means that certain Loan Agreement, dated as of April 11, 2012, among Peabody Investments Corp., as lender, and Peabody Energy Australia Pty Ltd, as borrower, with respect to advances made from time to time thereunder.
“PIC Intercompany Note” means that certain Promissory Note, dated as of the Closing Date, evidencing the advances made pursuant to the PIC Intercompany Loan Agreement.
“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, by any ERISA Affiliate.
~~“Plan Documents” has the meaning specified in Section 4.01(l).~~
~~“Plan of Reorganization” means the Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession, dated January 27, 2017, relating to the Borrower and its debtor Subsidiaries, and filed with the Bankruptcy Court under Docket No. 2229, including all exhibits thereto, as the same may be amended, supplemented, modified or waived from time to time in a manner that does not result in a failure of the condition precedent set forth in Section 4.01(l).~~
~~“Plan Support Agreement” means that certain Plan Support Agreement, dated as of December 22, 2016, among (A) the Debtors (as defined therein), (B) the First Lien Lender Co-Proponents, the Ad Hoc Secured Committee Members and the Ad Hoc Unsecured Noteholders Group (each as defined therein), (C) any Additional Supporting Parties (as defined therein) that subsequently enters into the Plan Support Agreement and (D) each other person that becomes a party in accordance with Section 8(b) thereof, as the same may be amended, supplemented, modified or waived from time to time in a manner that does not result in a failure of the condition precedent set forth in Section 4.01(l).~~
“Platform” has the meaning specified in Section 6.02.
“Pledged Intercompany Indebtedness” has the meaning specified in Section 7.03(f).
“PRB-CO Joint Venture” means PRB-CO JV, LLC, a Delaware limited liability company, formed pursuant to the joint venture agreement between the Borrower and Arch Coal, Inc. to combine their respective Powder River Basin and Colorado assets.

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“PRB-CO Joint Venture Transactions” means the actions to be taken by the Borrower and the Subsidiaries as set forth on Schedule 1.01(f) as of the Seventh Amendment Effective Date and the transactions and actions related or ancillary thereto.
“Preferred Stock” means, with respect to any Person, any and all Capital Stock which is preferred as to the payment of dividends or distributions, upon liquidation or otherwise, over another class of Capital Stock of such Person.
“Prime Rate” means the rate of interest last quoted ~~in the print edition of~~by The Wall Street Journal~~, Money Rates Section as the Prime Rate (currently defined as the base rate on corporate loans posted by at least 75% of the nation’s thirty (30) largest banks), as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.~~ as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“Priority Lien Notes” means each of (a) the senior secured first lien notes due March 31, 2022 ~~and~~, (b) the senior secured first lien notes due 2025, and (c) the senior secured first lien notes due 2027, in each case, issued from time to time pursuant to the applicable Priority Lien Notes Indenture.
“Priority Lien Notes Indenture” means, collectively, (a) the Indenture, dated as of February 15, 2017, between Peabody Securities Finance Corporation, a Delaware corporation (the “Escrow Issuer”), and the ~~Priority Lien Notes~~Wilmington Trust, National Association, as Trustee (as defined therein), as modified ~~by a Supplemental Indenture dated as of April 3, 2017~~prior to the date hereof, among the Escrow Issuer, the Borrower, the Guarantors (as defined therein) party thereto and the ~~Priority Lien Notes Trustee,~~ Wilmington Trust, National Association, as Trustee, (as defined therein), as the same may be further amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time in accordance with the Collateral Trust Agreement and (b) the Indenture to be entered into in September 2019 among the Borrower, the Guarantors (as defined therein) party thereto and Regions Bank, as Trustee (as defined therein), as the same may be further amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time in accordance with the Collateral Trust Agreement.
“Priority Lien Notes Documents” means the Priority Lien Notes Indenture, the Priority Lien Notes and each other instrument or agreement executed in connection with the Priority Lien Notes and any instrument or agreement executed in connection with any refinancings and replacements thereof to the extent permitted under the Collateral Trust Agreement, as each such

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material instrument or agreement may be amended, restated, supplemented, replaced or otherwise modified from time to time in accordance with the Collateral Trust Agreement.
“Priority Lien Notes Indebtedness” means the Indebtedness of Borrower and the other Loan Parties incurred pursuant to or evidenced by the Priority Lien Notes Documents.
~~“Priority Lien Notes Trustee” means Wilmington Trust, National Association, together with its successors and assigns in such capacity.~~
“Production Payments” means with respect to any Person, all production payment obligations and other similar obligations with respect to coal and other natural resources of such Person that are recorded as a liability or deferred revenue on the financial statements of such Person in accordance with GAAP.
“Pro Forma Basis” means, for purposes of calculating the financial covenant set forth in Section 7.11, Consolidated Net Tangible Assets, the Total Leverage Ratio under the definition of “Incremental Debt Cap”, in Section 6.13, Section 7.03(j), Section 7.06(e) and Section 7.06~~(m), the Fixed Charge Coverage Ratio in Section 7.06~~(m), the First Lien Leverage Ratio under the definition of “Incremental Debt Cap”, or any other test that is based on satisfying a financial ratio or metric, that with respect to any acquisition or disposition (in each case, that would be included in a Pro Forma Basis calculation pursuant to Section 1.03(c)), such acquisition or disposition shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such acquisition or disposition for which the Borrower has delivered financial statements pursuant to Section 6.01. In connection with the foregoing, (a) with respect to any such acquisition, income statement items attributable to the Person or property or assets acquired shall be included to the extent relating to any period applicable in such calculations to the extent (i) such items are not otherwise included in such income statement items for the Borrower and its Restricted Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01, (ii) such items are supported by financial statements or other information reasonably satisfactory to the Administrative Agent and (iii) any Indebtedness incurred or assumed by the Borrower or any Subsidiary (including the Person, property or assets acquired) in connection with such acquisition and any Indebtedness of the Person, property or assets acquired which is not retired in connection with such acquisition (A) shall be deemed to have been incurred as of the first day of the most recent four fiscal quarter period preceding the date for such acquisition and (B) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the most recent four fiscal quarter period preceding the date of such acquisition for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; and (b) with respect to any such disposition, income statement items attributable to the Person or property or assets being disposed of shall be excluded to the extent relating to any period applicable in such calculations in accordance with the foregoing principles applicable to acquisitions, mutatis mutandis.
“Properties” has the meaning specified in Section 5.09(a).
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

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“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning assigned to it in Section 10.26.
“Qualified Equity Interests” means all Equity Interests of a Person other than Disqualified Equity Interests.
“Receivables Assets” means any receivable (whether constituting an account, chattel, paper, instrument or general intangible) from time to time originated, acquired or otherwise owned by the Borrower or any Subsidiary, including, with respect to any receivable:
(a)    all of a Subsidiary’s and any Loan Party’s interest in any goods (including returned goods) to the extent related to such receivable, and documentation of title evidencing the shipment or storage of any such goods (including any such returned goods),
(b)    all instruments and chattel paper that may evidence such receivable (and to the extent they do not evidence any asset that is not a receivable),
(c)    all other security interests or liens and property subject thereto from time to time purporting to secure payment of such receivable, whether pursuant to the contract related to such receivable or otherwise, together with all UCC financing statements or similar filings related thereto,
(d)    solely to the extent applicable to such receivable, the rights, interests and claims under the contracts and all guarantees, indemnities, insurance and other agreements (including the related contract) or arrangements of whatever character from time to time supporting or securing payment of such receivable or otherwise relating to such receivable whether pursuant to the contract related to such receivable or otherwise,
(e)    all funds that are received or deemed received by a Loan Party or a Subsidiary in payment of any amounts owed in respect of such receivable (including, without limitation, purchase price, finance charges, fees, interest and all other charges) or are applied to amounts owed in respect of such receivable (including, without limitation, insurance payments and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the related obligor or any other person directly or indirectly liable for the payment of any such receivable and available to be applied thereon),
(f)    the lock-box accounts designated solely as the accounts to receive the proceeds of such receivables and all amounts on deposit therein, and all certificates and instruments, if any, from time to time evidencing such lock-box accounts and amounts on deposit therein,
(g)    all monies due or to become due with respect to any of the foregoing,
(h)    all collections, proceeds and products of any of the foregoing, as defined in the UCC, that are received or are receivable by a Loan Party or a Subsidiary, and

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(i)    all books and records to the extent related to any of the foregoing Receivables Assets.
For the avoidance of doubt, Receivables Assets shall exclude any intercompany receivables, including, without limitation, amounts owing under the PIC Loan Agreement and the PIC Intercompany Note.
“Refinance” has the meaning specified in the definition of Permitted Refinancing Indebtedness.
~~“Refinancing” means the refinancing of certain of Borrower’s and its Subsidiaries’ existing Indebtedness, substantially on the terms set forth in the Plan of Reorganization.~~
“Refinancing Facility” has the meaning specified in Section 2.16(a).
“Refinancing Facility Effective Date” has the meaning specified in Section 2.16(a).
“Refinancing Facility Lender” means any Person who provides a Refinancing Facility.
“Refinancing Loan” means, with respect to any Refinancing Facility, an advance made by any Refinancing Facility Lender under such Refinancing Facility.
“Refinancing Notes” has the meaning specified in Section 7.03(n).
“Refinancing Revolving Facility” has the meaning specified in Section 2.16(a).
“Refinancing Term Facility” has the meaning specified in Section 2.16(a).
“Register” has the meaning specified in Section 10.06(c).
~~“Related Agreements” means, collectively, the Priority Lien Notes Documents, the Rights Offering Documents, the documents evidencing the Existing Securitization Facility, the documents governing the Convertible Securities and executed in connection therewith and all other documents executed in connection with the effectiveness of the Plan of Reorganization.~~
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, attorneys and advisors of such Person and of such Person’s Affiliates.
“Related Party Transaction” has the meaning specified in Section 7.08.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.
“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans, ~~Incremental~~ Revolving Loans or ~~other~~ Incremental Loans, a Borrowing Notice and (b) with respect to an L/C Credit Extension, a Letter of Credit Application.

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“Required Facility Lenders” means, as of any date of determination, with respect to any Facility, Lenders under such Facility holding more than 50% of the Total Outstandings (and, if such Facility is ~~an Incremental~~a Revolving Facility, aggregate unused ~~Incremental~~ Revolving Commitments) with respect to such Facility; provided (a) if such Facility is ~~an Incremental~~a Revolving Facility, the aggregate amount of each ~~Incremental~~ Revolving Lender’s risk participation and funded participation in L/C Obligations shall be deemed “held” by such ~~Incremental~~ Revolving Lender for purposes of this definition and (b) the unused Commitment of, and the portion of such Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded from both the numerator and the denominator for purposes of making a determination of Required Facility Lenders.
“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each ~~Incremental~~ Revolving Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such ~~Incremental~~ Revolving Lender for purposes of this definition) and (b) aggregate unused ~~Incremental~~ Revolving Commitments; provided that the unused Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded from both the numerator and the denominator for purposes of making a determination of Required Lenders.
“Required Revolving Lenders” means, as of any date of determination, ~~Incremental~~ Revolving Lenders holding more than 50% of the sum of the (a) Total Revolving Credit Outstandings (with the aggregate amount of each ~~Incremental~~ Revolving Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such ~~Incremental~~ Revolving Lender for purposes of this definition) and (b) aggregate unused ~~Incremental~~ Revolving Commitments; provided that the unused ~~Incremental~~ Revolving Commitments of, and the portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded from both the numerator and the denominator for purposes of making a determination of Required Revolving Lenders.
“Requirement of Law” means as to any Person, the Organizational Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Reserve Area” means (a) the real property owned in fee by any Loan Party or in which a Loan Party has a leasehold interest that is part of the areas listed on Schedule 1.01(e) as of the Seventh Amendment Effective Date and (b) any real property constituting coal reserves or access to coal reserves owned in fee by any Loan Party or in which a Loan Party has a leasehold interest, acquired after the ~~Closing~~Seventh Amendment Effective Date, that is not an active Mine.
“Responsible Officer” means the chief executive officer, president or any vice president of the Borrower or any applicable Subsidiary and, in addition, any Person holding a similar position or acting as a director or managing director with respect to any other Foreign Subsidiary of the Borrower or, with respect to financial matters, the chief financial officer, treasurer or assistant treasurer of the Borrower.

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“Restricted Payment” means (a) any dividend or other distribution (whether in cash, securities or other property) by the Borrower or any Restricted Subsidiary with respect to its Capital Stock, or any payment (whether in cash, securities or other property) by the Borrower or any Restricted Subsidiary, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any of its Capital Stock, or on account of any return of capital to its stockholders, partners or members (or the equivalent Person thereof) and (b) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any unsecured Indebtedness, Subordinated Indebtedness or Junior Lien Indebtedness.
“Restricted Subsidiary” means any Subsidiary that is not an Unrestricted Subsidiary.
“Revaluation Date” means, with respect to any Letter of Credit denominated in an Alternative Currency, each of the following: (a) each date of issuance of such Letter of Credit, (b) the first Business Day of each month and (c) during the existence of an Event of Default, such additional dates as the Administrative Agent or the applicable L/C Issuer shall determine or the Required Revolving Lenders shall require.
~~“Rights Offering Documents” means the documents evidencing the rights offering of Equity Interests in the Borrower to eligible holders of the Borrower’s pre-petition unsecured and second lien creditors under the Plan of Reorganization in an aggregate amount equal to at least $750,000,000.~~
“Revolving Borrowing” means a borrowing consisting of simultaneous Revolving Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Revolving Lenders pursuant to Section 2.01(b).
“Revolving Commitment” means, as to each Revolving Lender, its obligation to (a) make Revolving Loans or issue Letters of Credit to the Borrower pursuant to Section 2.01(b) and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding under such clauses (a) and (b) not to exceed the amount (x) as of the Seventh Amendment Effective Date, set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, or (y) in the case of any Incremental Revolving Facility, in the applicable Incremental Amendment, in each case, as such amount may be adjusted from time to time in accordance with this Agreement. As of the Seventh Amendment Effective Date, the aggregate amount of (i) the Revolving Commitments under the 2017 Incremental Revolving Facility is $25,000,000 and (ii) the Revolving Commitments under the 2019 Refinancing Revolving Facility is $540,000,000.
“Revolving Facility” means, at any time, the aggregate Revolving Lenders’ Revolving Commitments at such time.
“Revolving Facility Maturity Date” means (i) with respect to the 2017 Incremental Revolving Facility, November 17, 2020, and (ii) with respect to the 2019 Refinancing Revolving Facility, the earlier of (x) September 17, 2023, and (y) if on any date (the

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“Springing Maturity Date”), the maturity date for any then-outstanding Priority Lien Notes (or any Indebtedness that amends, restates, amends and restates, modifies, supplements, refinances or replaces the Priority Lien Notes in whole or in part) shall fall within six (6) months of the Springing Maturity Date, then, the Revolving Facility Maturity Date with respect to the 2019 Refinancing Revolving Facility shall be the Springing Maturity Date; provided, however, that, in each case of clauses (x) and (y), if such date is not a Business Day, the Revolving Facility Maturity Date shall be the preceding Business Day.
“Revolving Lender” means any Person who provides any portion of the Revolving Commitments.
“Revolving Loan” means an advance made by a Revolving Lender pursuant to Section 2.01(b) with respect to its Revolving Commitment.
“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.
“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds and (b) with respect to disbursements and payments in an Alternative Currency, same day funds as may be determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.
“Sanctions” has the meaning specified in Section 5.17.
“Sanctions Laws” has the meaning specified in Section 5.17.
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Second Amendment” means that certain Amendment No. 2 to Credit Agreement, dated as of November 17, 2017, by and among the Borrower, the other Reaffirming Parties (as defined therein), the Incremental Revolving Lenders party thereto and ~~the Administrative Agent~~Goldman Sachs Bank USA as the administrative agent.
“Second Amendment Effective Date” means November 17, 2017.
“Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between the Borrower or any Restricted Subsidiary and any Cash Management Bank.
“Secured Cash Management Obligations” means all advances to, and debts, liabilities and obligations of the Borrower or any Restricted Subsidiary arising under any ~~Specified~~Secured Cash Management Agreement.
“Secured Hedging Agreement” means any Hedging Agreement between the Borrower or a Restricted Subsidiary, on the one hand, and any Lender, an Agent, an Arranger or an Affiliate of any of the foregoing (or with any Person that was a Lender, an Agent, an Arranger or an Affiliate

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of the foregoing when such Hedging Agreement was entered into) (any such counterparty, a “Hedge Bank”).
“Secured Hedging Obligations” means all debts, liabilities and obligations of the Borrower or any Restricted Subsidiary in respect of any Secured Hedging Agreement.
“Secured Obligations” means the Obligations, the Secured Hedging Obligations and the Secured Cash Management Obligations. Notwithstanding anything to the contrary herein, the “Secured Obligations” shall not include any Excluded Hedging Obligations.
“Secured Parties” means, collectively, the Agents, the Collateral Trustee, the Arrangers, the Lenders, the L/C Issuers, any Cash Management Bank and, with respect to any Secured Hedging Agreement, any Hedge Bank.
“Security Agreement” means that certain Pledge and Security Agreement, dated as of the Closing Date, ~~substantially in the form of Exhibit G or such other form reasonably acceptable to the Administrative Agent, the Collateral Trustee and the Borrower,~~ among the Borrower, the Restricted Subsidiaries from time to time party thereto and the Collateral Trustee, for the benefit of the Secured Parties, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Security Documents” means, collectively, the Security Agreement, the Gibraltar Pledge Agreement, the IP Security Agreements, the Mortgages, the Collateral Trust Agreement, each of the pledge agreements and supplements thereto, security agreements and supplements thereto, and other similar agreements delivered to Administrative Agent and Lenders pursuant to Section 6.16, and any other documents, agreements or instruments that grant or purport to grant a Lien on any assets of the Borrower or any other Loan Party in favor of the Collateral Trustee to secure the Secured Obligations.
“Seventh Amendment” means that certain Amendment No. 7 to Credit Agreement, dated as of September 17, 2019, by and among the Borrower, the other Reaffirming Parties (as defined therein), the Lenders party thereto and the Administrative Agent.
“Seventh Amendment Effective Date” means September 17, 2019.
“Similar Business” means any of the following, whether domestic or foreign: the mining, production, marketing, sale, trading and transportation (including, without limitation, any business related to terminals) of natural resources including coal, ancillary natural resources and mineral products, exploration of natural resources, any acquired business activity so long as a material portion of such acquired business was otherwise a Similar Business, and any business that is ancillary or complementary to the foregoing.
“Sixth Amendment” means that certain Amendment No. 6 to Credit Agreement, dated as of September 17, 2019 by and among the Borrower, the other Reaffirming Parties (as defined therein), the Lenders party thereto and Goldman Sachs Bank USA, as the administrative agent.
“Sixth Amendment Effective Date” means September 17, 2019.

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“Solvent” means, with respect to any Person, that as of the date of determination, both (i) (a) the sum of such Person’s debt (including contingent liabilities) does not exceed the present fair saleable value of such Person’s present assets; (b) such Person’s capital is not unreasonably small in relation to its business as contemplated on the ~~Closing~~Seventh Amendment Effective Date and reflected in the projections delivered pursuant to Section 4.01(a)(~~xii~~ix) or with respect to any transaction contemplated to be undertaken after the ~~Closing~~Seventh Amendment Effective Date; and (c) such Person has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise); and (ii) such Person is “solvent” within the meaning given that term and similar terms under the Bankruptcy Code and other applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standards No. 5).
“Special Purpose Receivables Subsidiary” means P&L Receivables Company LLC and any other direct or indirect Subsidiary of the Borrower established in connection with a Permitted Securitization Program for the acquisition of Receivables Assets or interests therein that is organized in a manner intended to reduce the likelihood that it would be substantively consolidated with the Borrower or any of the Restricted Subsidiaries in the event the Borrower or any such Restricted Subsidiary becomes subject to a proceeding under any Debtor Relief Law.
~~“Specified Cash Management Agreement” means any Cash Management Agreement that is entered into by and between the Borrower or any Restricted Subsidiary and any Cash Management Bank and which has been designated at the election of the Borrower as a “Specified Cash Management Agreement” by written notice given by the Borrower and the Cash Management Bank to the Administrative Agent.~~
“Specified Representations” means, with respect to any Permitted Acquisition, the representations and warranties contained in Sections 5.01(a)(i), 5.01(b)(ii), 5.02(a), 5.02(b)(i), 5.02(b)(iii), 5.04, 5.14, 5.17, 5.19 and 5.21; provided, that for purposes of this definition, (a) the defined term “Loan Parties” as used in such representations and warranties shall mean the Borrower and each Guarantor in existence immediately prior to the consummation of the Permitted Acquisition, (b) clause (a) of the defined term “Material Adverse Effect” as used in Section 5.02 shall relate to the Borrower and its Restricted Subsidiaries immediately prior to the ~~Closing~~Seventh Amendment Effective Date and (c) the representation and warranty contained in Section 5.14(b) shall apply only to the Borrower and the Loan Parties (as such term is used in clause (a) of this proviso).
“Specified Subsidiary” means each of Gibraltar Holdings, Peabody International Investments, Inc., Peabody International Holdings, LLC, each other Subsidiary, whether now owned or hereafter formed or acquired, that directly holds Equity Interests in Gibraltar Holdings at any time, and any successor to any of the foregoing; provided that in no event shall any Guarantor be designated as a Specific Subsidiary so long as (i) any Equity Interests owned by such Guarantor constitute Collateral and (ii) the Equity Interests of such Guarantor constitutes Collateral.

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“Spot Rate” for a currency means the spot rate determined by the Administrative Agent or the L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the applicable L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent if such Person does not have as of the date of determination a spot buying rate for any such currency; and provided further that the applicable L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.
“Springing Maturity Date” has the meaning specified in the definition of “Revolving Facility Maturity Date”.
“Sterling” and “£” means the lawful currency of the United Kingdom.
“Subordinated Indebtedness” means any Indebtedness of the Borrower and its Restricted Subsidiaries that is contractually subordinated to the Indebtedness under the Loan Documents.
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.
“Supported QFC” has the meaning assigned to it in Section 10.26.
“Surety Bonds” means surety bonds obtained by the Borrower or any Restricted Subsidiary consistent with market practice and the indemnification or reimbursement obligations of the Borrower or such Restricted Subsidiary in connection therewith.
~~“Syndication Agent” has the meaning specified in the preamble hereto.~~
“Syndication Agents” means, as of the Seventh Amendment Effective Date, JPMorgan Chase Bank, N.A. and Goldman Sachs Bank USA.
“Tangible Assets” means at any date, with respect to any Person, (a) the sum of all amounts that would, in accordance with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of such Person at such date minus (b) the sum of all amounts that would, in accordance with GAAP, be set forth opposite the captions “goodwill” or other intangible categories (or any like caption) on a consolidated balance sheet of such Person on such date.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

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“Term Lender” means any Person ~~who provides the~~holding Term ~~Loan Facility~~Loans.
“Term Loan” means an advance made by any Lender ~~under the Term Loan Facility~~pursuant to Section 2.01(a) or any applicable Incremental Amendment or other amendment pursuant to the terms hereof.
“Term Loan Borrowing” means a borrowing consisting of simultaneous Term Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term Loan Lenders pursuant to Section 2.01(a) or otherwise pursuant to the terms of this Agreement.
“Term Loan Commitment” means, as to each Lender, its obligation to make Term Loans to the Borrower pursuant to Section 2.01 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Term Loan Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto or as described in the First Amendment or Fourth Amendment, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of Term Loan Commitments as of the Closing Date was $950,000,000. The aggregate amount of the 2017 Refinancing Term Commitments (as defined in the First Amendment) on the First Amendment Effective Date was $647,625,000. The aggregate amount of the 2018 Refinancing Term Commitments (as defined in the Fourth Amendment) on the Fourth Amendment Effective Date (after giving effect to the $46,005,937.47 prepayment made pursuant to Section 9(b) of the Fourth Amendment) is $400,000,000.
“Term Loan Facility” means, at any time, the aggregate principal amount of the Term Loans of all Lenders outstanding at such time.
“Third Amendment” means that certain Amendment No. 3 to Credit Agreement, dated as of December 18, 2017, by and among the Borrower, the other Reaffirming Parties (as defined therein), the Incremental Revolving Lenders party thereto and ~~the Administrative Agent~~Goldman Sachs Bank USA as the administrative agent.
“Third Amendment Effective Date” means the Amendment No. 3 Effective Date (as defined in the Third Amendment).
“Threshold Amount” means $75,000,000.
~~“Ticking Fee” has the meaning assigned in Section 2.09(c).~~
“Total Leverage Ratio” means, as of any date of determination, the ratio of (i) Consolidated Net Total Debt as of the date of the financial statements most recently delivered by the Borrower pursuant to Section 6.01(a) or (b), as applicable, to (ii) Consolidated EBITDA for the period of the four consecutive fiscal quarters ending as of the date of such financial statements.
“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

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“Total Revolving Credit Outstandings” means the aggregate Outstanding Amount of all ~~Incremental~~ Revolving Loans and L/C Obligations.
“Trademark Security Agreement” means the Trademark Security Agreement~~, substantially in the form attached to the Security Agreement~~ dated the Closing Date, or such other form of trademark security agreement reasonably acceptable to the Administrative Agent, by certain Loan Parties in favor of the Collateral Trustee, for the benefit of the Secured Parties, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
~~“Transactions” means, collectively, (a) the Exit, (b) the Refinancing, (c) the incurrence of the Loans under the Loan Documents, (d) the transactions contemplated by the Rights Offering Documents, (e) the issuance of the Convertible Securities and the assumption by the Borrower of the obligations under the Priority Lien Notes, (f) the incurrence of any Permitted Securitization Program, (g) the availability of the Minimum Cash Balance and (h) the payment of the fees and expenses incurred in connection with any of the foregoing clauses (a)-(g) hereof.~~
~~“Transaction Costs” has the meaning specified in the preliminary statements to this Agreement.~~
“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurocurrency Rate Loan.
“UCC” means the Uniform Commercial Code as in effect in the applicable state of jurisdiction.
“UCP” means the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 600, as the same may be amended from time to time.
“Unfunded Pension Liability” means the excess of a Pension Plan’s accrued benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the actuarial assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.
“United States” and “US” mean the United States of America.
“Unreimbursed Amount” means the amount of any unreimbursed drawing (expressed in Dollars or in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) on any Letter of Credit or, without duplication, the amount of any L/C Borrowing that has been deemed to be incurred in respect thereof and has not been repaid by the Borrower.
“Unrestricted Cash” means the aggregate amount of cash and Cash Equivalents held in accounts on the consolidated balance sheet of Borrower and its Restricted Subsidiaries to the extent that the use of such cash for application to payment of the Obligations or other Indebtedness is not prohibited by law or any contract or other agreement and such cash is and Cash Equivalents are

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free and clear of all Liens (other than Liens in favor of the Collateral Trustee) and Liens permitted pursuant to Section 7.01(p)(i) hereof.
“Unrestricted Subsidiary” means (a) any Subsidiary of the Borrower that becomes an Unrestricted Subsidiary in accordance with Section 6.13, (b) any Special Purpose Receivables Subsidiary; provided that any Special Purpose Receivables Subsidiary shall, upon termination of such Permitted Securitization Program (other than as a result of an event of default thereunder unless and until the obligations thereunder are repaid in full), cease to be an Unrestricted Subsidiary, or (c) ~~any~~as of the Seventh Amendment Effective Date, any Subsidiary listed on Schedule 1.01(b); provided that in no event shall any of Peabody Investments Corp., Peabody IC Funding Corp., Gibraltar Holdings, Peabody Investments (Gibraltar) Limited, Peabody Global Funding, LLC, Peabody International Investments, Inc. (and any successor thereto), Peabody International Holdings, LLC, and any other Subsidiary, whether now owned or hereafter formed or acquired, that directly holds Equity Interests in Gibraltar Holdings at any time be or be designated as an Unrestricted Subsidiary.
“U.S. Government Obligations” means obligations issued or directly and fully guaranteed or insured by the United States of America or by any agency or instrumentality thereof~~,~~; provided that the full faith and credit of the United States of America is pledged in support thereof.
“U.S. Special Resolution Regimes” has the meaning assigned to it in Section 10.26.
“Voting Stock” means, with respect to any Person, such Person’s Equity Interest having the right to vote for the election of directors of such Person under ordinary circumstances.
“Weighted Average Yield” means with respect to any Loan, on any date of determination, the weighted average yield to maturity, in each case, based on the interest rate applicable to such Loan on such date and giving effect to all upfront or similar fees or original issue discount payable with respect to such Loan.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
1.02    Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)    The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organizational Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be

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construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof”, “hereto” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) all references to “wholly-owned” when referring to a Subsidiary of the Borrower shall mean a Subsidiary of which all of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned directly or indirectly by the Borrower or another wholly-owned Subsidiary of the Borrower, (vi) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vii) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
(b)    In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
(c)    Section headings herein and in the other Loan Documents are included for convenience of reference only, shall not constitute a part hereof, shall not be given any substantive effect and shall not affect the interpretation of this Agreement or any other Loan Document.
1.03    Accounting Terms.
(a)    Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.
(b)    Changes in GAAP. If at any time any Accounting Change would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such Accounting Change as if such Accounting Change has not been made (subject to the approval of the Required Lenders); provided that, until so amended, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Change had not occurred. Notwithstanding any other provision contained herein, the definitions set forth in this Agreement and any financial calculations required by the Loan Documents shall be computed to exclude all liabilities related to operating leases, as defined by Financial Accounting Standards Board Accounting Standards Codification 842 (or any successor provision), are excluded from the definition of Indebtedness and payments related to operating leases are not included in interest expenses in part or in whole.

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(c)    Pro Forma Basis Calculation. Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree that all calculations of (i) the Total Leverage Ratio and the First Lien Leverage Ratio for purposes of determining compliance with the Incremental Debt Cap, Section 6.13, Section 7.03(j), Section 7.06(e), Section 7.06(m) and Section 7.11, (ii) Consolidated Net Tangible Assets, (iii) ~~the Fixed Charge Coverage Ratio for purposes of determining compliance with Section 7.06(m)~~[reserved], or (iv) any other test that is based on satisfying a financial ratio or metric, shall be made on a Pro Forma Basis. (A) with respect to any acquisition by the Borrower or its Restricted Subsidiaries of any Person, property or assets, if the Consolidated EBITDA for the acquired Person or business for the most recent four fiscal quarter period for which financial statements are available is equal to or greater than 5% of the Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for such period and (B) with respect to any disposition by the Borrower or its Restricted Subsidiaries of any Person, property or assets, if the Consolidated EBITDA for the Person or business being disposed of for the most recent four fiscal quarter period for which financial statements are available was equal to or exceeded 5% of the Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for such period. With respect to the above Pro Forma Basis calculations, in the event that the relevant entity or property, which is being acquired or disposed, reports its financial results on a semi-annual basis, the Administrative Agent and the Borrower may utilize the two most recent semi-annual financial results for purposes of making such calculation and such above determination in a manner similar to the above that is mutually agreeable.
1.04    Exchange Rates; Currency Equivalents.
(a)    The Administrative Agent or the applicable L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of L/C Credit Extensions and Outstanding Amounts of L/C Obligations denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the applicable L/C Issuer, as applicable.
(b)    Wherever in this Agreement in connection with the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be.
1.05    Additional Alternative Currencies.
(a)    The Borrower may from time to time request that Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency”; provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the

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issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the applicable L/C Issuer.
(b)    Any such request shall be made to the Administrative Agent not later than 11:00 a.m., ten (10) Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and the L/C Issuer, in their sole discretion). The Administrative Agent shall promptly notify the applicable L/C Issuer thereof. Each L/C Issuer shall notify the Administrative Agent, not later than 11:00 a.m., eight (8) Business Days after receipt of such request whether it consents, in its sole discretion, to the issuance of Letters of Credit in such requested currency.
(c)    Any failure by an L/C Issuer to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such L/C Issuer to permit Letters of Credit to be issued in such requested currency. If the Administrative Agent and the applicable L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances by such L/C Issuer. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.05, the Administrative Agent shall promptly so notify the Borrower.
1.06    Change of Currency.
(a)    Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency.
(b)    Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.
(c)    Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.
1.07    Times of Day. Unless otherwise specified, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable).
1.08    Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount

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of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
1.09    Negative Covenant Compliance. For purposes of determining whether the Borrower and its Restricted Subsidiaries comply with any exception to the negative covenants contained in Section 7.01, Section 7.02 and 7.03 where compliance with any such exception is based on a financial ratio or metric being satisfied, it is understood that (a) compliance shall be measured at the time when the relevant event is undertaken, as such financial ratios and metrics are intended to be “incurrence” tests and not “maintenance” tests and (b) correspondingly, any such ratio and metric shall only prohibit the Borrower and its Restricted Subsidiaries from creating, incurring, assuming, suffering to exist or making, as the case may be, any new Liens, Indebtedness or Investments, but shall not result in any previously permitted Liens, Indebtedness or Investments ceasing to be permitted hereunder.
1.10    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.
Article II
THE COMMITMENTS AND BORROWINGS
2.01    The Loans.
(a)    ~~(a)~~ Term Loans. On the Closing Date, each Lender having a Term Loan Commitment as of the Closing Date made Existing Term Loans (as defined in the First Amendment) to the Borrower in the original principal amount of $950,000,000. On the First Amendment Effective Date, each Lender having a Term Loan Commitment as of the First Amendment Effective Date made (or was deemed to have made) Existing Term Loans (as defined in the Fourth Amendment) to the Borrower in the original principal amount of $647,625,000. Subject to the terms and conditions set forth in the Fourth Amendment, on the Fourth Amendment Effective Date, each 2018 Refinancing Term Lender (as defined in the Fourth Amendment) ~~severally agrees to make (or will be~~made (or was deemed to have made) a loan (a “Term Loan”) to the Borrower in Dollars, on the Fourth Amendment Effective Date in an aggregate principal amount not to exceed such Lender’s Applicable Percentage of the Term Loan Facility; provided, however, that after giving effect to any such Term Loan Borrowing, (i) the Total Outstandings of Term Loans ~~shall~~did not exceed the Term Loan Facility and (ii) the aggregate Outstanding Amount of the Term Loans of any Lender ~~shall~~did not exceed such Lender’s Term Loan Commitment. Each Term Loan Borrowing shall consist of Term Loans made simultaneously by the Term Lenders in accordance with their respective Applicable Percentage of the Term Loan

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Facility. Amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. Term Loan Commitments in effect on the Fourth Amendment Effective Date and not drawn on the Fourth Amendment Effective Date ~~shall expire~~expired immediately after such date.
(b)    ~~Incremental~~ Revolving Borrowings. Subject to the terms and conditions set forth herein, each ~~Incremental~~ Revolving Lender severally agrees to make ~~Incremental~~ Revolving Loans to the Borrower in Dollars from time to time, on any Business Day during the Availability Period for the ~~applicable Incremental~~ Revolving Facility, in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s ~~Incremental~~ Revolving Commitment; provided, however, that after giving effect to any ~~Incremental~~ Revolving Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the aggregate ~~Incremental~~ Revolving Commitments and (ii) the aggregate Outstanding Amount of the ~~Incremental~~ Revolving Loans of any Lender, plus such ~~Incremental~~ Revolving Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations shall not exceed such ~~Incremental~~ Revolving Lender’s ~~Incremental~~ Revolving Commitment. Within the limits of each ~~Incremental~~ Revolving Lender’s ~~Incremental~~ Revolving Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). ~~Incremental~~ Revolving Loans may be Base Rate Loans or Eurocurrency Rate Loans. Each ~~Incremental~~ Revolving Lender may, at its option, make any ~~Incremental~~ Revolving Loan by causing any domestic or foreign branch or Affiliate of such ~~Incremental~~ Revolving Lender to make such ~~Incremental~~ Revolving Loan; provided that any exercise of such option shall not affect in any manner the obligation of the Borrower to repay such ~~Incremental~~ Revolving Loan in accordance with the terms of this Agreement.
2.02    Borrowings, Conversions and Continuations of the Loans.
(a)    Each Term Loan Borrowing, each ~~Incremental~~ Revolving Borrowing, each conversion of Term Loans or ~~Incremental~~ Revolving Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than ~~12:00 p~~11:00 a.m~~.~~, New York City time (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans and (ii) on the requested date of any Borrowing of Base Rate Loans; provided, however, that if the Borrower wishes to request Eurocurrency Rate Loans having an Interest Period other than one, two, three, or six months or, to the extent available to all Lenders making such Eurocurrency Rate Loans, twelve months or such shorter period in duration as provided in the definition of “Interest Period”, the applicable notice must be received by the Administrative Agent not later than ~~12:00 p~~11:00 a.m. New York City time four Business Days prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans. Not later than 12:00 p.m. New York City time three Business Days before the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the applicable requested Interest Period referenced in the above proviso has been consented to by all such Lenders. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Borrowing Notice,

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appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Section 2.03(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Borrowing Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Term Loan Borrowing, ~~an Incremental~~a Revolving Borrowing, a conversion of Term Loans or ~~Incremental~~ Revolving Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Term Loans or ~~Incremental~~ Revolving Loans are to be converted and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Borrowing Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation of Eurocurrency Rate Loans, then the applicable Term Loans or ~~Incremental~~ Revolving Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Borrowing Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.
(b)    Following receipt of a Borrowing Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage under the applicable Facility of the applicable Term Loans or ~~Incremental~~ Revolving Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans as described in the preceding subsection. Each Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than ~~2:00 p.m.~~12:00 noon, New York City time on the Business Day specified in the applicable Borrowing Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Borrowing, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date a Borrowing Notice with respect to ~~an Incremental~~a Revolving Borrowing is given by the Borrower there are L/C Advances outstanding, then the proceeds of such ~~an Incremental~~a Revolving Borrowing, first, shall be applied to the payment in full of any Unreimbursed Amounts in respect thereof, and second, shall be made available to the Borrower as provided above.
(c)    Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan. During the existence of an Event of Default, no Loans may be requested as, converted to or continued as Eurocurrency Rate Loans if the Required Lenders or the Administrative Agent so notify the Borrower.

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(d)    As soon as practicable after 10:00 a.m. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurocurrency Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower and each Lender. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Administrative Agent’s prime rate used in determining the Base Rate promptly following the public announcement of such change.
(e)    After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than fifteen (15) Interest Periods in effect hereunder.
2.03    Letters of Credit.
(a)    The Letter of Credit Commitment.
(i)    Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the ~~Incremental~~ Revolving Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the ~~Second~~Seventh Amendment Effective Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the Borrower or any Restricted Subsidiary, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drawings under the Letters of Credit; and (B) the ~~Incremental~~ Revolving Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or any Restricted Subsidiary and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Revolving Credit Outstandings shall not exceed the aggregate ~~Incremental~~ Revolving Commitments and (y) the aggregate Outstanding Amount of the ~~Incremental~~ Revolving Loans of any Lender, plus such ~~Incremental~~ Revolving Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations shall not exceed such ~~Incremental~~ Revolving Lender’s ~~Incremental~~ Revolving Commitment. Each request by the Borrower or any Restricted Subsidiary for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. Notwithstanding anything herein to the contrary, (A) the Administrative Agent and Goldman Sachs Bank USA shall not be required to issue commercial Letters of Credit and (B) Credit Suisse AG and Deutsche Bank AG New York Branch shall not be required to issue commercial Letters of Credit or Bank Guarantees. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto and deemed L/C Obligations and shall be governed and subject to the terms and conditions hereof. At the election of the Borrower and the applicable L/C Issuer, and subject to the approval (not to be unreasonably withheld or delayed) of the Administrative Agent, any letters of credit issued

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by an L/C Issuer under the Existing Securitization Facility may be deemed to be a Letter of Credit for all purposes under this Agreement (and, for the avoidance of doubt, shall not be treated as outstanding under the Existing Securitization Facility upon such election and approval).
(ii)    No L/C Issuer shall issue any Letter of Credit if:
(A)    subject to Section 2.03(b)(iii) or an agreement by the Borrower to Cash Collateralize such Letter of Credit in the same manner as set forth in 2.03(g), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Revolving Lenders and the applicable L/C Issuer have approved such expiry date; provided that a Bank Guarantee may have an expiry date that occurs more than twelve months after the date of issuance or last extension (or may have no expiry date) if approved solely by the applicable L/C Issuer (but in any event subject to clause (B) below);
(B)    the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date (or if the requested Letter of Credit does not have an expiry date), unless (x) Cash Collateralized in the same manner as set forth in 2.03(g), or (y) all the ~~Incremental~~ Revolving Lenders and the applicable L/C Issuer have approved such expiry date; or
(C)    such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency.
(iii)    No L/C Issuer shall be under any obligation to issue any Letter of Credit if:
(A)    any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the ~~Second~~Seventh Amendment Effective Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the ~~Second~~Seventh Amendment Effective Date and which such L/C Issuer in good faith deems material to it;
(B)    the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer;
(C)    such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder or any provisions for automatic extension of its expiry date;
(D)    a default of any Lender’s obligations to fund under Section 2.03(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless the obligations of

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such Defaulting Lender have been fully reallocated to the non-Defaulting Lenders pursuant to Section 2.18(c) or such L/C Issuer has entered into arrangements satisfactory to it (such as through the posting of Cash Collateral) with the Borrower or such Lender to eliminate such L/C Issuer’s risk with respect to such Lender; or
(E)    after giving effect to such issuance, the aggregate face amount of Letters of Credit issued by such L/C Issuer would exceed its L/C Issuance Limit;
(iv)    The applicable L/C Issuer and the Borrower shall not amend any Letter of Credit if such L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.
(v)    No L/C Issuer shall be under any obligation to amend any Letter of Credit if the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.
(vi)    Each L/C Issuer shall act on behalf of the ~~Incremental~~ Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuers with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuers.
(b)    Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.
(i)    Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by such L/C Issuer and the Administrative Agent not later than 11:00 a.m., New York City time, at least two Business Days (or such later date and time as the Administrative Agent and such L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof (if applicable, in the case of Bank Guarantees); (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as such L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as such L/C Issuer may reasonably

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require. Additionally, the Borrower shall furnish to the applicable L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as such L/C Issuer or the Administrative Agent may reasonably require.
(ii)    ~~Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof.~~ Unless such L/C Issuer has received written notice from ~~any Incremental Revolving Lender,~~ the Administrative Agent or any Loan Party~~,~~ at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or any Restricted Subsidiary or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each ~~Incremental~~ Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such ~~Incremental~~ Revolving Lender’s Applicable Percentage times the amount of such Letter of Credit. The Administrative Agent shall promptly notify each ~~Incremental~~ Revolving Lender of the amount of each Letter of Credit issuance and each amendment with respect to the amount of any Letter of Credit, provided that a failure to provide such notice shall not affect the obligations of each ~~Incremental~~ Revolving Lender to purchase participations in each Letter of Credit as provided in this Agreement. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the applicable Issuing Bank hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.
(iii)    If the Borrower so requests in any applicable Letter of Credit Application, an L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the applicable L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the Borrower shall not be required to make a specific request to the applicable L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the ~~Incremental~~ Revolving Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the applicable L/C Issuer shall have no obligation to permit any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised

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form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a)), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is ~~five Business Days~~fifteen (15) days before the Non-Extension Notice Date from the Administrative Agent or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the applicable L/C Issuer not to permit such extension.
(iv)    If the Borrower so requests in any applicable Letter of Credit Application, an L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that permits the automatic reinstatement of all or a portion of the stated amount thereof after any drawing thereunder ~~upon request to such L/C Issuer~~ (each, an “Auto-Reinstatement Letter of Credit”). Each Auto-Reinstatement Letter of Credit shall permit the applicable L/C Issuer to decline to reinstate all or any portion of the stated amount thereof after a drawing thereunder by giving notice of such non-reinstatement within a specified number of days after such drawing (the “Non-Reinstatement Deadline”). Once an Auto-Reinstatement Letter of Credit has been issued, except as provided in the following sentence, the ~~Incremental~~ Revolving Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of such Letter of Credit. Notwithstanding the foregoing, the applicable L/C Issuer shall not permit such reinstatement if (A) such L/C Issuer has received a notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Reinstatement Deadline from the Administrative Agent or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied (treating such reinstatement as an L/C Credit Extension for purposes of this clause) and, in each case, directing the applicable L/C Issuer not to permit such reinstatement or (B) the Administrative Agent has not received a certificate from the Borrower on or before the day that is five Business Days before the Non-Reinstatement Deadline certifying to compliance with the proviso to the first sentence of Section 2.03(a) after giving effect to such reinstatement.
(v)    Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.
(c)    Drawings and Reimbursements; Funding of Participations.
(i)    Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Borrower and the Administrative Agent thereof. In the case of a Letter of Credit denominated in Dollars, the Borrower shall reimburse such L/C Issuer in Dollars. In the case of a Letter of Credit denominated in an Alternative Currency, the Borrower shall reimburse such L/C Issuer in such Alternative Currency, unless (A) such L/C Issuer (at its option) shall have specified in such notice that reimbursement in Dollars is preferred and the Borrower does not make payment in the applicable Alternative Currency on the Honor Date, in which case the Borrower shall reimburse such L/C Issuer in Dollars, or (B) otherwise, the Borrower shall have notified such L/C Issuer promptly following receipt of the notice of drawing that the Borrower will reimburse such L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, such L/C Issuer shall notify the Borrower of the Dollar

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Equivalent of the amount of the drawing promptly following the determination thereof. The Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency on the date on which the Borrower receives notice of any payment by such L/C Issuer under a Letter of Credit, if the Borrower receives notice by 12:00 p.m., New York City time for payment in Dollars or by the Applicable Time for payments in Alternative Currencies, or on the next Business Day if notice is not received by such time (each such date, an “Honor Date”). If the Borrower fails to so reimburse such L/C Issuer by the time set forth in the preceding sentence, the applicable L/C Issuer shall promptly notify the Administrative Agent of the Honor Date and the Unreimbursed Amount. The Administrative Agent shall promptly notify each ~~Incremental~~ Revolving Lender thereof and of the amount of such ~~Incremental~~ Revolving Lender’s Applicable Percentage thereof. Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if promptly confirmed in writing; provided that the lack of such a prompt confirmation shall not affect the conclusiveness or binding effect of such notice.
(ii)    Each ~~Incremental~~ Revolving Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the applicable L/C Issuer, in Dollars, at the Administrative Agent’s Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m., New York City time, on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each ~~Incremental~~ Revolving Lender that so makes funds available shall be deemed to have made ~~an Incremental~~a Revolving Loan constituting a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable L/C Issuer in Dollars.
(iii)    With respect to any Unreimbursed Amount that is not repaid or fully refinanced by ~~an Incremental~~a Revolving Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in Dollars in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at (A) the rate applicable to Base Rate Loans from the Honor Date to the date reimbursement is required pursuant to Section 2.03(c)(i) and (B) thereafter, the Default Rate. Each ~~Incremental~~ Revolving Lender’s payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.
(iv)    Until each ~~Incremental~~ Revolving Lender funds its L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such ~~Incremental~~ Revolving Lender’s Applicable Percentage of such amount shall be solely for the account of such L/C Issuer.
(v)    Each ~~Incremental~~ Revolving Lender’s obligation to make L/C Advances to reimburse the L/C Issuers for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such

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~~Incremental~~ Revolving Lender may have against any L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each ~~Incremental~~ Revolving Lender’s obligation to make ~~Incremental~~ Revolving Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Borrowing Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by the such L/C Issuer under any Letter of Credit, together with interest as provided herein.
(vi)    If any ~~Incremental~~ Revolving Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable ~~Overnight~~NYFRB Rate from time to time in effect. A certificate of the applicable L/C Issuer submitted to any ~~Incremental~~ Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive, absent manifest error.
(d)    Repayment of Participations.
(i)    At any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any ~~Incremental~~ Revolving Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in Dollars and in the same funds as those received by the Administrative Agent.
(ii)    If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each ~~Incremental~~ Revolving Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable ~~Overnight~~NYFRB Rate from time to time in effect. The obligations of the Lenders under this clause shall survive Payment in Full and the termination of this Agreement.
(e)    Obligations Absolute. The obligation of the Borrower to reimburse each L/C Issuer for each drawing under each Letter of Credit and to repay each Unreimbursed Amount shall be absolute, unconditional and irrevocable under all circumstances, including the following:

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(i)    any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;
(ii)    the existence of any claim, counterclaim, setoff or defense to payment that the Borrower or any Restricted Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any L/C Issuer or any ~~Incremental~~ Revolving Lender, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)    any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit, except to the extent caused by the applicable L/C Issuer’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction;
(iv)    any payment by the applicable L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not ~~strictly~~ comply with the terms of such Letter of Credit, so long as such L/C Issuer shall have determined in the absence of gross negligence or willful misconduct, ~~in good faith and in accordance with the standard of care specified in the Uniform Commercial Code of the State of New York~~as determined by a final, non-appealable judgment of a court of competent jurisdiction, that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment appear on their face to be in conformity with such Letter of Credit;
(v)    any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Borrower or any Restricted Subsidiary or in the relevant currency markets generally; or
(vi)    any other action taken or omitted to be taken by an L/C Issuer under or in connection with any Letter of Credit or the related drafts or documents, whether or not similar to any of the foregoing, if done in the absence of gross negligence or willful misconduct, ~~in good faith and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York~~as determined by a final, non-appealable judgment of a court of competent jurisdiction.
The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly notify the applicable L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the applicable L/C Issuer and its correspondents unless such notice is given as aforesaid.
(f)    Role of L/C Issuer. Each ~~Incremental~~ Revolving Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, no L/C Issuer shall have any responsibility to obtain any document (other than any documents expressly required by the Letter of Credit) or to

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ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuers shall be liable to any ~~Incremental~~ Revolving Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the ~~Incremental~~ Revolving Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. Notwithstanding anything to the contrary herein, the Borrower may have a claim against an L/C Issuer, and an L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such L/C Issuer’s willful misconduct or gross negligence ~~or such L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary or transferee of documents strictly complying with the terms and conditions of a Letter of Credit~~, as determined by a final, non-appealable judgment of a court of competent jurisdiction. In furtherance and not in limitation of the foregoing, an L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and an L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.
(g)    Cash Collateral. If any L/C Obligation (x) has a stated maturity date or an expiration date that extends beyond the ~~Incremental~~ Revolving Facility Maturity Date or has no stated expiry or maturity date, or (y) provides for automatic extensions of the stated maturity date or the expiration date thereof, in each case, beyond the ~~Incremental~~ Revolving Facility Maturity Date, then the Borrower shall Cash Collateralize (i) any portion of such Letter of Credit described in clause (x) above that remains outstanding 15 days prior to the ~~Incremental~~ Revolving Facility Maturity Date (or such shorter time as the Administrative Agent and any applicable L/C Issuer shall agree) and (ii) any portion of such Letter of Credit described in clause (y) above that remains outstanding 15 days prior to the date on which the applicable L/C Issuer must deliver notice electing not to extend such Letter of Credit (or such shorter time as the Administrative Agent and any applicable L/C Issuer shall agree).
(h)    Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable L/C Issuer and the Borrower when a Letter of Credit is issued, with respect to Letters of Credit other than Bank Guarantees, the rules of the ISP shall apply to each standby Letter of Credit and the rules of the UCP shall apply to each commercial Letter of Credit.
(i)    Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each ~~Incremental~~ Revolving Lender in accordance with its Applicable Percentage for the ~~Incremental~~ Revolving Facility a Letter of Credit fee (the “Letter of Credit Fee”) for each

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Letter of Credit issued on behalf of the Borrower equal to the Applicable Rate for Eurocurrency Rate Loans times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit issued on behalf of the Borrower, the amount of such Letter of Credit shall be determined in accordance with Section 1.08. The Letter of Credit Fees shall be (x) computed on a quarterly basis in arrears and (y) due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. Notwithstanding anything to the contrary contained herein, all Letter of Credit Fees shall accrue at the Default Rate (i) automatically if such Letter of Credit Fee is not paid when due, whether at stated maturity, by acceleration or otherwise and (ii) while any other Event of Default exists upon the request of the Required Revolving Lenders.
(j)    Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the applicable L/C Issuer for its own account, in Dollars, a fronting fee with respect to each Letter of Credit issued by such L/C Issuer at the rate of 0.125% per annum on the face amount of each such Letter of Credit, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears (any such fronting fee, a “Fronting Fee”). Fronting Fees shall be due and payable on the date that is ten Business Days after the last day of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand; provided that, notwithstanding the foregoing, except in the event that there exists any Event of Default under Section 8.01(f) when such Fronting Fee is due, the Fronting Fee shall be due but not payable until five days following receipt by Borrower of an invoice from the applicable L/C Issuer setting forth the amount payable. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.08. In addition, the Borrower shall pay directly to the applicable L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit or bank guarantees, as applicable, as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(k)    Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
(l)    Letters of Credit Issued for Restricted Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Restricted Subsidiary, the Borrower shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Restricted Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Restricted Subsidiaries.
(m)    Additional L/C Issuer. Any Person permitted to become an L/C Issuer pursuant to the definition of L/C Issuer may become an L/C Issuer under this Agreement with the obligations,

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rights, powers and privileges of an L/C Issuer hereunder by executing a joinder, in a form reasonably satisfactory to (and acknowledged and accepted by) the Administrative Agent, indicating such Lender’s L/C Issuance Limit and, upon the execution and delivery of any such joinder, such Lender shall be an L/C Issuer for all purposes hereof.
(n)     Reallocation. If at any time prior to the termination in full of the Revolving Facility, a portion of the Revolving Commitments of any Lender expire as a result of the occurrence of the Revolving Facility Maturity Date with respect thereto, then, the participation obligations with respect to existing Letters of Credit shall be fully reallocated to the remaining Revolving Lenders (subject to the limitations set forth in Section 2.03(a)(i) as if such Letters of Credit were being issued at such time) or such L/C Issuer shall enter into arrangements satisfactory to it (such as through the posting of Cash Collateral) with the Borrower to eliminate such L/C Issuer’s risk with respect to such expiring Revolving Commitments.
2.04    [Reserved].
2.05    Prepayments and Commitment Reductions.
(a)    Voluntary Prepayments. The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part, subject to Section 2.05(i), without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m., New York City time (or such other later time which is acceptable to the Administrative Agent), (A) three Business Days prior to any date of prepayment of Eurocurrency Rate Loans, and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurocurrency Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, the entire amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurocurrency Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that any such notice may be contingent upon the consummation of a refinancing and such notice may otherwise be extended or revoked, in each case, with the requirements of Section 3.05 to apply to any failure of the contingency to occur and any such extension or revocation. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the outstanding Loans pursuant to this Section 2.05(a) shall be applied to the Type(s) of Loan(s) in the manner as the Borrower shall direct, and each prepayment of Loans shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities; provided, in the event the Borrower fails to specify the Loans to which any such prepayments shall be applied, such prepayments shall be applied, first, to repay outstanding ~~Incremental~~ Revolving Loans (if any) to the full extent thereof (without a corresponding reduction in the ~~Incremental~~ Revolving Commitments with respect

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thereto) and second, to prepay the Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and further applied to reduce the scheduled remaining installments of principal of the Term Loans in direct order of maturity.
(b)    [Reserved].
(c)    If the Administrative Agent notifies the Borrower at any time that the Dollar Equivalent of the Total Revolving Credit Outstandings at such time exceeds the ~~Incremental~~ Revolving Commitments then in effect, then, within two Business Days after receipt of such notice, the Borrower shall prepay ~~Incremental~~ Revolving Loans and/or shall Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the ~~Incremental~~ Revolving Commitments then in effect; provided, however, that, subject to the provisions of Section 2.03(g), the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(c) unless, after the prepayment of the ~~Incremental~~ Revolving Loans, the Total Revolving Credit Outstandings exceed the ~~Incremental~~ Revolving Commitments then in effect. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the incremental effects of further exchange rate fluctuations if the Dollar Equivalent of the Total Revolving Credit Outstandings at such time less the amount of Cash Collateral held by the Administrative Agent for L/C Obligations exceeds the ~~Incremental~~ Revolving Commitments then in effect.
(d)    [Reserved].
(e)    Asset Sales. No later than ten Business Days following the consummation of any Asset Sale by the Borrower or a Restricted Subsidiary pursuant to Sections 7.05(c), 7.05(k), 7.05(l) and 7.05(q) that results in the amount of Net Proceeds (as of the date of such receipt) exceeding $10,000,000 (such excess amount, the “Excess Proceeds”), the Borrower shall make (or cause to be made) a prepayment of the Loans as specified in Section 2.05(k) below in an amount equal to the lesser of (x) 100% of such Excess Proceeds and (y) the aggregate principal amount of the Loans then outstanding (the “Asset Sale Sweep Provision”), if any, in each case subject to the following:
(i)    If prior to the date of any such required prepayment, the Borrower notifies the Administrative Agent in writing of the Borrower’s and/or its Restricted Subsidiary’s intention to reinvest the Excess Proceeds of any Asset Sale in assets that are, in the reasonable business judgment of the Borrower, useful in the business of the Borrower or some or all of its Restricted Subsidiaries (including by way of any Permitted Acquisition) and certifies in such notice that no Event of Default then exists, then the Borrower shall not be required to make a prepayment to the extent (x) the Excess Proceeds are so reinvested within 365 days following receipt thereof by the Borrower and/or such Restricted Subsidiary, or (y) if the Borrower and/or such Restricted Subsidiary, as applicable, has committed in writing to so reinvest such Excess Proceeds during such 365-day period, such Excess Proceeds are so reinvested within 180 days after the expiration of such 365-day period; provided that, to the extent such Excess Proceeds have not been so reinvested prior to the expiration of the applicable period, the Borrower shall promptly prepay the outstanding Loans as specified in Section 2.05(k) below after the expiration of such period in an amount equal to the amount required by the Asset Sale Sweep Provision where, subject to Section 2.05(e)(v), the amount of Excess Proceeds for such purposes shall be the amount of Excess

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Proceeds not reinvested as set forth above; provided, further that, if such Asset Sale includes a Disposition of any Collateral, the assets in which the portion of Excess Proceeds derived from such Collateral are so reinvested as set forth above shall be reinvested in assets of one or more Loan Parties and the applicable Loan Party shall comply with Section 6.16 with respect to such assets as if such assets were acquired on the date of such reinvestment.
(ii)    Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.
(iii)    [Reserved].
(iv)    ~~Notwithstanding anything to the contrary herein, with respect to the Metropolitan Collieries Disposition, the Borrower’s obligation to repay the Loans pursuant to this Section 2.05(e) shall be limited to the lesser of (x) the Excess Proceeds as a result of the Metropolitan Collieries Disposition and (y) the amount by which the amount of Unrestricted Cash of the Borrower and its Restricted Subsidiaries immediately after giving effect to such Metropolitan Collieries Disposition and the receipt of the proceeds of such Disposition exceeds $800,000,000.~~[Reserved].
(v)    The amount of repayments required to be made pursuant to this Section 2.05(e) shall be reduced by an amount equal to the sum of the amount of any voluntary repayments of the Loans made with such Net Proceeds from the relevant Asset Sale.
(f)    Issuance of Debt. On the first Business Day following receipt by Borrower or any of its Restricted Subsidiaries of any cash proceeds from the incurrence of any Indebtedness of Borrower or any of its Restricted Subsidiaries (other than with respect to Indebtedness permitted to be incurred pursuant to Section 7.03 but including Permitted Refinancing Indebtedness in respect of the Term Loans), Borrower shall prepay the Loans as specified in Section 2.05(k) below in an aggregate amount equal to 100% of such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses.
(g)    Excess Cash Flow. In the event that there shall be Excess Cash Flow for any fiscal year (commencing with the fiscal year ending December 31, ~~2018~~2019), Borrower shall, no later than one hundred days after the end of such fiscal year, prepay the Loans in an aggregate amount equal to (i) 75% of such Excess Cash Flow minus (ii) voluntary repayments of the Term Loans made with Internally Generated Cash (excluding, for the avoidance of doubt, (x) repurchases of Term Loans pursuant to Sections 2.19 and 2.20 and (y) repayments of Term Loans made with the Cash proceeds of any Permitted Refinancing Indebtedness); provided, that if, as of the last day of the most recently ended fiscal year (commencing with the payment due one hundred days after December 31, ~~2018~~2019), the Total Leverage Ratio (determined for any such period by reference to the Compliance Certificate delivered pursuant to Section 6.02(b) calculating the Total Leverage Ratio as of the last day of such fiscal year) shall be (1) less than or equal to 2.00:1.00 and greater than 1.50:1.00, Borrower shall only be required to make the prepayments otherwise required hereby in an amount equal to (i) 50% of such Excess Cash Flow minus (ii) voluntary repayments of the Term Loans made with Internally Generated Cash (excluding, for the avoidance of doubt,

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(x) repurchases of Term Loans pursuant to Sections 2.19 and 2.20 and (y) repayments of Term Loans made with the Cash proceeds of any Permitted Refinancing Indebtedness); (2) less than or equal to 1.50:1.00 and greater than 1.00:1.00, Borrower shall only be required to make the prepayments otherwise required hereby in an amount equal to (i) 25% of such Excess Cash Flow minus (ii) voluntary repayments of the Term Loans made with Internally Generated Cash (excluding, for the avoidance of doubt, (x) repurchases of Term Loans pursuant to Sections 2.19 and 2.20 and (y) repayments of Term Loans made with the Cash proceeds of any Permitted Refinancing Indebtedness); and (3) less than or equal to 1.00:1.00, Borrower shall not be required to make the prepayments otherwise required hereby.
(h)    Insurance/Condemnation Proceeds. No later than ten Business Days following the date of receipt by Borrower or any of its Restricted Subsidiaries, or Administrative Agent or Collateral Trustee as loss payee, of any Net Insurance/Condemnation Proceeds, Borrower shall prepay the Loans as specified in Section 2.05(k) below in an aggregate amount equal to such Net Insurance/Condemnation Proceeds; provided, if prior to the date of any such required prepayment, the Borrower notifies the Administrative Agent in writing of the Borrower’s and/or its Restricted Subsidiary’s intention to reinvest the Net Insurance/Condemnation Proceeds in assets that are, in the reasonable business judgment of the Borrower, useful in the business of the Borrower or some or all of its Restricted Subsidiaries (including by way of any Permitted Acquisition) (or used to replace damaged or destroyed assets) and certifies in such notice that no Event of Default then exists, then the Borrower shall not be required to make a prepayment to the extent (x) the Net Insurance/Condemnation Proceeds are so reinvested within 365 days following receipt thereof by the Borrower and/or such Restricted Subsidiary, or (y) if the Borrower and/or such Restricted Subsidiary, as applicable, has committed in writing to so reinvest such Net Insurance/ Condemnation Proceeds during such 365-day period, such Net Insurance/Condemnation Proceeds are so reinvested within 180 days after the expiration of such 365-day period; provided that, to the extent such Net Insurance/Condemnation Proceeds have not been so reinvested prior to the expiration of the applicable period, the Borrower shall promptly prepay the outstanding Loans as specified in Section 2.05(k) below after the expiration of such period in an amount equal to such Net Insurance/Condemnation Proceeds less any amount so reinvested; provided, further that, if such casualty or taking includes any Collateral, the assets in which the portion of Net Insurance/Condemnation Proceeds derived from such Collateral are so reinvested as set forth above shall be reinvested in assets of one or more Loan Parties and the applicable Loan Party shall comply with Section 6.16 with respect to such assets as if such assets were acquired on the date of such reinvestment.
~~(i) Call Protection. In the event all or any portion of the Term Loans incurred on the Fourth Amendment Effective Date is repaid (or repriced or effectively refinanced through any amendment, including, without limitation, through a Refinancing Facility) for any reason (other than voluntary prepayments with Internally Generated Cash, mandatory prepayments required pursuant to Sections 2.05(g) and 2.05(h) and repayments made pursuant to Section 2.07) prior to the six-month anniversary of the Fourth Amendment Effective Date, such repayments, repricing or effective refinancings will be made at 101.0% of the principal amount repaid, repriced or effectively refinanced if such repayment, repricing or refinancing occurs on or prior to the six-month anniversary of the Fourth Amendment Effective Date.~~

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(i)    [Reserved].
(j)    Repatriation. Notwithstanding the foregoing, if the Borrower reasonably determines in good faith that any amounts attributable to Foreign Subsidiaries that are required to be prepaid pursuant to Sections 2.05(e) and 2.05(h) would result in material adverse tax consequences or violate any applicable local law in respect of upstreaming proceeds (including financial assistance and corporate benefit restrictions and statutory duties of the relevant directors), in each case as set forth in a certificate delivered by a Responsible Officer of the Borrower to the Administrative Agent, then such Borrower and its Restricted Subsidiaries shall not be required to prepay such amounts as required under Sections 2.05(e) and 2.05(h) the repatriation of which would result in such tax consequence or violation until such material tax consequences or local law violation no longer exist; provided that, for a period of one year following the date on which such payment was originally required, the Borrower and its Restricted Subsidiaries shall take commercially reasonable actions to permit repatriation of the proceeds subject to such prepayments in order to effect such prepayments without violating local law or incurring such material adverse tax consequences.
(k)    Application of Mandatory Prepayments. Each prepayment of the outstanding Loans pursuant to Sections 2.05(e) through 2.05(h) above shall be applied, first, pro rata to the remaining scheduled installment payments of the Term Loans in direct order of maturity, second, to repay the ~~Incremental~~ Revolving Loans (without a corresponding reduction in the ~~Incremental~~ Revolving Commitments with respect thereto) and third, to Cash Collateralize Letters of Credit issued hereunder, in form and substance reasonably satisfactory to the applicable L/C Issuer. Each prepayment of Loans shall be paid to the Lenders in accordance with their respective Applicable Percentages.
(l)    Additional Limitations. Notwithstanding anything to the contrary herein, the Borrower may apply amounts otherwise required to make prepayments pursuant to Sections 2.05(e), (g) and (h) to repay (x) with respect to Sections 2.05(e) and (h), any Indebtedness that was secured by any assets not constituting Collateral sold in such Asset Sale or the loss of which resulted in Net Insurance/Condemnation Proceeds, as applicable, to the extent such repayment is required by such Indebtedness as a result of such Asset Sale or loss and (y) a ratable portion of Indebtedness permitted to be incurred pursuant to Section 7.03 and secured by liens on a pari passu basis pursuant to Section 7.01 (including, for the avoidance of doubt, the Priority Lien Notes Indebtedness, Incremental Debt and Permitted Refinancing Indebtedness of the foregoing), in the case of this clause (y), in respect of which a prepayment (or offer of prepayment) is required to be made with respect to such pari passu Indebtedness with such Excess Proceeds, Net Insurance/Condemnation Proceeds or Excess Cash Flow (determined on the basis of the aggregate outstanding principal amount of the Loans and such other Indebtedness outstanding at such time).
(m)    ~~ABL Facility. Notwithstanding anything to the contrary in Sections 2.05(e) and 2.05(h), if any Indebtedness under any ABL Facility is outstanding, to the extent a prepayment or cash collateralization of letters of credit is required under such ABL Facility due to any Net Proceeds or Net Insurance/Condemnation Proceeds constituting the proceeds of ABL Priority Collateral, no prepayment shall be required under Sections 2.05(e) and 2.05(h) to the extent of such required payment under such ABL Facility.~~[Reserved].

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(n)    Waivable Mandatory Prepayment. Anything contained herein to the contrary notwithstanding, in the event the Borrower is required to make any mandatory prepayment (a “Waivable Mandatory Prepayment”), not less than five Business Days prior to the date (the “Required Prepayment Date”) on which the Borrower is required to make such Waivable Mandatory Prepayment, the Borrower shall notify the Administrative Agent of the amount of such prepayment, and the Administrative Agent will promptly thereafter notify each Lender of the amount of such Lender’s Applicable Percentage of such Waivable Mandatory Prepayment and such Lender’s option to refuse such amount. Each such Lender may exercise such option by giving written notice to the Borrower and the Administrative Agent of its election to do so on or before the third Business Day prior to the Required Prepayment Date (it being understood that any Lender which does not notify the Borrower and the Administrative Agent of its election to exercise such option on or before the third Business Day prior to the Required Prepayment Date shall be deemed to have elected, as of such date, not to exercise such option). On the Required Prepayment Date, (i) the Borrower shall pay to the Administrative Agent an amount equal to that portion of the Waivable Mandatory Prepayment that is payable to those Lenders that have elected not to exercise such option, to prepay the Loans of such Lenders (which prepayment shall be applied in accordance with the terms of this Section 2.05), and (ii) the portion of the Waivable Mandatory Prepayment otherwise payable to Lenders that have elected to exercise such option (“Declined Proceeds”) may be retained by the Borrower to be used for any purpose not prohibited hereunder.
2.06    Optional Termination or Reduction of Revolving Credit Commitments.
(a)    Optional. The Borrower may, upon notice to the Administrative Agent, terminate the ~~Incremental~~ Revolving Commitments, or from time to time permanently reduce the ~~Incremental~~ Revolving Commitments in whole or in part; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., New York City time, three Business Days prior to the date of termination or reduction, (ii) any such partial reduction with respect to the ~~Incremental~~ Revolving Commitments shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, and (iii) the Borrower shall not terminate or reduce the ~~Incremental~~ Revolving Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the total Outstanding Amount under the ~~Incremental~~ Revolving Facility would exceed the ~~Incremental~~ Revolving Commitments under the ~~Incremental~~ Revolving Facility. The Administrative Agent will promptly notify the ~~Incremental~~ Revolving Lenders of any such notice of the foregoing, and any such notice may be contingent upon the consummation of a refinancing and such notice may otherwise be extended or revoked.
(b)    Application of Commitment Reductions; Payment of Fees. Upon any reduction of the ~~Incremental~~ Revolving Commitments, the ~~Incremental~~ Revolving Commitment of each ~~Incremental~~ Revolving Lender shall be reduced by such ~~Incremental~~ Revolving Lender’s Applicable Percentage in respect of the ~~Incremental~~ Revolving ~~Facilities~~Facility of such reduction amount. All fees and other amounts under this Agreement in respect of the ~~Incremental~~ Revolving ~~Facilities~~Facility accrued until the effective date of any termination of the ~~Incremental~~ Revolving ~~Facilities~~Facility shall be paid on the effective date of such termination.
2.07    Repayment of Loans.

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(a)    The Borrower shall repay to the Term Lenders on each date set forth below (or, if any such date is not a Business Day, the immediately preceding Business Day) the principal amount of Term Loans set forth opposite such date below:

Date	Amount
June 30, 2018	$1,000,000.00
September 30, 2018	$1,000,000.00
December 31, 2018	$1,000,000.00
March 31, 2019	$1,000,000.00
June 30, 2019	$1,000,000.00
September 30, 2019	$1,000,000.00
December 31, 2019	$1,000,000.00
March 31, 2020	$1,000,000.00
June 30, 2020	$1,000,000.00
September 30, 2020	$1,000,000.00
December 31, 2020	$1,000,000.00
March 31, 2021	$1,000,000.00
June 30, 2021	$1,000,000.00
September 30, 2021	$1,000,000.00
December 31, 2021	$1,000,000.00
March 31, 2022	$1,000,000.00
June 30, 2022	$1,000,000.00
September 30, 2022	$1,000,000.00
December 31, 2022	$1,000,000.00
March 31, 2023	$1,000,000.00
June 30, 2023	$1,000,000.00
September 30, 2023	$1,000,000.00
December 31, 2023	$1,000,000.00
March 31, 2024	$1,000,000.00
June 30, 2024	$1,000,000.00
September 30, 2024	$1,000,000.00
December 31, 2024	$1,000,000.00
Maturity Date	$373,000,000.00

(b)    provided, however, that the final principal repayment installment of the Term Loans shall be repaid on the Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Term Loans outstanding on such date.

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(c)    ~~(b)~~ The Borrower shall repay to the ~~Incremental~~ Revolving Lenders on the ~~Incremental~~applicable Revolving Facility Maturity Date the aggregate principal amount of all ~~Incremental~~ Revolving Loans outstanding on such date.
2.08    Interest.
(a)    Subject to the provisions of subsection (b) below, (i) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate; and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.
(b)    If any amount of principal or interest of any Loan (or any other Obligations) is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.
(c)    Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
2.09    Fees. In addition to certain fees described in subsections (i) and (j) of Section 2.03:
(a)    Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each ~~Incremental~~ Revolving Lender in accordance with its Applicable Percentage in respect of the ~~Incremental~~ Revolving Facility, a commitment fee in Dollars equal to ~~0.50%~~the Commitment Fee Rate times the actual daily amount by which the aggregate ~~Incremental~~ Revolving Commitments of all ~~Incremental~~ Revolving Lenders exceed the sum of (i) the Outstanding Amount of ~~Incremental~~ Revolving Loans and (ii) the Outstanding Amount of L/C Obligations of the Borrower, determined on the last day of the immediately preceding fiscal quarter. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the ~~Second~~Seventh Amendment Effective Date (or, in the case of any ~~incremental Revolving Facility other than the 2017~~ Incremental Revolving Facility, the applicable Incremental Facility Effective Date), and on the ~~Incremental~~ Revolving Facility Maturity Date.
(b)    The Borrower shall pay to the Arrangers and the Agents for their own respective accounts, in Dollars, fees in the amounts and at the times specified in each of the Fee Letters. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
~~(c) If the Closing Date has not occurred on or prior to the date that is 31 days following the final allocation of the Term Loan Facility (such date, the “Start Date”), the~~

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~~Borrower agrees to pay (or cause to be paid) to the Arrangers (for the benefit of each Lender that has been allocated a portion of the Term Loan Facility) a fee (the “Ticking Fee”) in an amount equal to the sum of (a) for the period, if any, commencing on the Start Date and continuing through the earliest of (x) the date that is 61 days following the final allocation of the Term Loan Facility (such date, the “Step-Up Date”), (y) the Closing Date and (z) May 1, 2017 (or if the Borrower has elected to extend the date set forth in Section 4.01(n), such date as so extended but in any event no later than August 1, 2017) (the “Termination Date”), an amount equal to the product of (i) the aggregate principal amount of the commitments in respect of the Term Loan Facility that were so allocated multiplied by (ii) a per annum rate equal to 50.0% of the interest rate margin applicable to Eurocurrency Rate Loans, plus (b) for the period, if any, after the Step-Up Date through and including the earlier of (x) the date that is 121 days following allocation of the Term Loan Facility (the “Second Step-Up Date”), (y) the Closing Date and (z) the Termination Date, an amount equal to the product of (i) the aggregate principal amount of the commitments in respect of the Term Loan Facility that were so allocated multiplied by (ii) 100% of the interest rate margin applicable to Eurocurrency Rate Loans, plus (c) for the period, if any, after the Second Step-Up Date through and including the earlier of (x) the Closing Date and (y) the Termination Date, an amount equal to the product of (i) the aggregate principal amount of the commitments in respect of the Term Loan Facility that were so allocated multiplied by (ii) 100% of the interest rate (including the interest rate margin) applicable to Eurocurrency Rate Loans (including the LIBOR “floor”). The Ticking Fee shall be allocated among the Lenders that have been allocated a portion of the Term Loan Facility pro rata in accordance with their respective shares of the then-outstanding aggregate commitments in respect of the Term Loan Facility. The Ticking Fee shall be payable on the earlier of (a) the Closing Date and (b) the Termination Date.~~
2.10    Computation of Interest and Fees. All computations of interest for Base Rate Loans, where the rate of interest is calculated on the basis of the prime rate, and of Fronting Fees shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
2.11    Evidence of Debt. The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the

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absence of manifest error. Upon the request of any Lender to the Borrower made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans to the Borrower in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.
In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.
2.12    Payments Generally; Administrative Agent’s Clawback.
(a)    General. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m., New York City time, on the date specified herein. If, for any reason, the Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, the Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 3:00 p.m., New York City time shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
(b)    (i)    Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurocurrency Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 2:00 p.m., New York City time, on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the ~~Overnight~~NYFRB Rate, and (B) in the case of a

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payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
(ii)    Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the ~~Overnight~~NYFRB Rate.
A notice of the Administrative Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.
(c)    Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender to the Borrower as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.
(d)    Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to fund its participation or to make its payment under Section 10.04(c).
(e)    Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
2.13    Pro Rata; Sharing of Payments by Lenders. Except as otherwise expressly provided in this Agreement, each payment (including each prepayment) by the Borrower on

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account of principal of and interest on any Term Loans or ~~Incremental~~ Revolving Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of the Loans of such Class then held by the respective Lenders of such Class. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it (or the participation in L/C Obligations held by it) resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact and (b) purchase (for cash at face value) participations in the applicable Loans (and subparticipations in L/C Obligations) of the other Lenders of such Class, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans of the applicable Class and other amounts owing them, provided that:
(a)    if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(b)    the provisions of this Section shall not be construed to apply to (i) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (ii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Term Loans or ~~Incremental~~ Revolving Loans (or subparticipations in L/C Obligations) to any assignee or participant.
The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.
2.14    [Reserved].
2.15    Incremental Debt.
(a)    Request for Incremental Facility. Upon notice (an “Incremental Facility Request”) to and approval (not to be unreasonably withheld or delayed) of the Administrative Agent (who shall promptly notify the existing Lenders), the Borrower may, without the consent of any Lender, request to ~~add an incremental revolving credit facility or~~ increase the principal amount of ~~any~~the existing ~~incremental revolving facility (each an~~Revolving Facility (such increase, a “Incremental Revolving Facility”) and/or one or more new incremental term loan facilities (each an “Incremental Term Facility”; each Incremental Revolving Facility and Incremental Term Facility, an “Incremental Facility”) in an aggregate principal amount, which when added to the aggregate principal amount of the other Incremental Debt outstanding does not exceed the Incremental Debt Cap as of the effective date of the Incremental Facility; provided that any such request for an Incremental Facility shall be in a minimum amount equal to the lesser of (x) $25,000,000 and (y) the entire amount that remains available for request under this Section 2.15.

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(b)    Incremental Facility Request. Each Incremental Facility Request from the Borrower shall set forth (i) the requested principal amount of the Incremental Facility, (ii) the proposed terms of the Incremental Facility (including its interest rate and, if an Incremental Term Facility is being requested, amortization and any prepayment premiums) and (iii) whether an Incremental Revolving Facility or Incremental Term Facility is being requested. An Incremental Facility may be provided by (A) an existing Lender (but no Lender shall be obligated to provide a commitment in respect of an Incremental Facility, nor shall the Borrower have any obligation to approach any existing Lenders to provide a commitment in respect of an Incremental Facility) or (B) any other Incremental Lender so long as any such Person is approved by the Administrative Agent and any other Person who would have consent rights pursuant to Section 10.06(b) if such Incremental Lender was becoming ~~an Incremental~~a Revolving Lender or a Term Lender, as applicable. Subject to any such consents being received and if not already a party hereto, any such Incremental Lender may become a party to this Agreement by entering into an Incremental Amendment or other joinder agreement in form and substance reasonably satisfactory to the Administrative Agent.
(c)    Closing Date and Allocations. In connection with any Incremental Facility, the Administrative Agent and the Borrower shall determine the effective date (the “Incremental Facility Effective Date”). The Administrative Agent shall promptly notify the Borrower and the Lenders of the principal amount of the Incremental Facility and the Incremental Facility Effective Date.
(d)    Conditions to Effectiveness of Incremental Facility. The effectiveness of each Incremental Facility shall be subject to the following conditions:
(i)    as of the Incremental Facility Effective Date, (A) the representations and warranties contained in Article V (or, in the case of any Incremental Facility being requested in connection with a Permitted Acquisition, the Specified Representations and Acquisition Agreement Representations in the Acquisition Agreement for such Permitted Acquisition) are true and correct in all material respects on and as of the Incremental Facility Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (ii) (A) if such Incremental Facility is being requested in connection with a Permitted Acquisition, no Event of Default under Sections 8.01(a), (f), or (g) has occurred or is continuing or would immediately result therefrom, unless such conditions would not be permitted by applicable Law (e.g., in an Australian acquisition context), in which case the satisfaction of such conditions shall not be required, and (B) otherwise, no Default or Event of Default has occurred or is continuing or would immediately result therefrom;
(ii)    such Incremental Facility shall have the same guarantees as, and be secured on a pari passu basis with, the Secured Obligations; provided that, if agreed by the Borrower and the relevant Incremental Lenders, the Incremental Facility may be subject to lesser guarantees or be unsecured or less secured, or the Liens securing the Incremental Facility may rank junior to the Liens securing the Term Loan Facility and the ~~2017 Incremental~~ Revolving Facility;
(iii)    in the event such Incremental Facility is an Incremental Term Facility, such Incremental Facility shall (A) have a final maturity no earlier than the Maturity Date, (B) have a

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weighted average life no shorter than that of the Term Loan Facility and any other Incremental Term Facilities outstanding and (C) not have any terms which require it to be voluntarily or mandatorily prepaid prior to the repayment in full of the Term Loans (including any other Incremental Term Loans), unless accompanied by at least a ratable payment of the Term Loans;
(iv)    in the event such Incremental Facility is ~~an Incremental~~a Revolving Facility, (A) the terms and provisions of all Incremental Revolving Facilities shall be identical to the Revolving Facility terms and provisions (other than the provisions solely applicable to the 2017 Incremental Revolving Facility); and (B) the Borrower shall use the proceeds (including any Letters of Credit issued thereunder) of such Incremental Revolving Facilities for working capital and general corporate purposes; and
(v)    The terms, provisions and documentation of an Incremental Facility shall be as agreed between the Borrower and the Incremental Lenders providing such Incremental Facility, and to the extent such terms and documentation for the Incremental Facility are not substantially consistent with the applicable Loan Documents, they shall be reasonably satisfactory to the Administrative Agent, unless such terms (A) are more favorable to the Borrower, taken as a whole, than the Loan Documents in respect of the Facilities (or the Lenders under the Facilities receive the benefit of the more restrictive terms, which, for avoidance of doubt, may be provided to them without their consent), in each case, as certified by a Responsible Officer of the Borrower in good faith, (B) concern pricing (including interest rates, rate floors, fees, OID or other fees), the amortization schedule, commitment reductions, prepayments and any prepayment premiums applicable to such Incremental Facility or (C) apply after the latest then applicable Maturity Date; provided that, ~~(x) a financial maintenance covenant may be added for the benefit of the Incremental Revolving Facilities (but not for the benefit of the Term Loan Facility or any Incremental Term Facility) without the consent of the Administrative Agent or any of the Lenders other than the Incremental Revolving Lenders and (y)~~ to the extent that any financial maintenance covenant is added for the benefit of any Incremental Term Facility, no consent shall be required from the Administrative Agent to the extent that such financial maintenance covenant is also added for the benefit of the existing Term Loan Facility and any existing Incremental Facility existing at the time such subsequent Incremental Term Facility is incurred.
(e)    Most Favored Nations. If any Incremental Term Facility is incurred after the ~~Closing~~Seventh Amendment Effective Date, in the event that the Weighted Average Yield for any Incremental Term Facility exceeds the Weighted Average Yield for the Term Loan Facility by more than 50 basis points (the “Excess”), then the interest rate margins for the Term Loan shall be increased to the extent necessary to eliminate such Excess; provided that, in determining the Weighted Average Yield applicable to the Incremental Term Facility and the Term Loan Facility, (i) customary arrangement, structuring or commitment fees payable to the Arrangers or any bookrunner (or their respective affiliates) in connection with the Term Loan or to one or more arrangers or bookrunners (or their respective affiliates) of any Incremental Term Facility shall be excluded, (ii) OID and upfront fees paid to the lenders thereunder shall be included (with OID being equated to interest based on an assumed four-year life to maturity or, if shorter, the actual weighted average life to maturity) and (iii) if the Incremental Term Facility includes an interest rate floor greater than the applicable interest rate floor under the existing Term Loan Facility, such differential between interest rate floors shall be equated to the applicable interest rate margin for purposes of determining whether an increase to the interest rate margin under the existing Term

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Loan Facility shall be required, but only to the extent an increase in the interest rate floor in the existing Term Loan Facility would cause an increase in the interest rate then in effect thereunder, and in such case the interest rate floor (but not the interest rate margin) applicable to the existing Term Loan Facility may be increased to the extent necessary in respect of such differential between interest rate floors; provided that each basis point increase to the interest rate floor of the Term Loans shall count as one basis point of increase in the interest rate margin to the Term Loans for purposes of eliminating the Excess.
(f)    On each Incremental Facility Effective Date with respect to each Incremental Revolving Facility, subject to the satisfaction of the foregoing terms and conditions, (i) each Lender providing such Incremental Revolving Facility shall make the Incremental Facility available to the Borrower, (ii) each of the existing ~~Incremental~~ Revolving Lenders (if any) shall assign to each of the new Incremental Revolving Lenders, and each of the new Incremental Revolving Lenders shall purchase from each of the existing ~~Incremental~~ Revolving Lenders (if any), at the principal amount thereof (together with accrued interest), such interests in the ~~Incremental~~ Revolving Loans outstanding on such Incremental Facility Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such ~~Incremental~~ Revolving Loans will be held by existing ~~Incremental~~ Revolving Lenders and new Incremental Revolving Lenders ratably in accordance with their ~~Incremental~~ Revolving Commitments after giving effect to the addition of such new ~~Incremental~~ Revolving Commitments to the existing ~~Incremental~~ Revolving Commitments and (iii) each Incremental Revolving Lender shall become a Lender hereunder with respect to the ~~Incremental~~ Revolving Commitments and the ~~Incremental~~ Revolving Loans made pursuant thereto.
(g)    Amendment. With the consent of the Lenders providing an Incremental Facility, the Borrower and the Administrative Agent (and without the consent of the other Lenders), this Agreement shall be amended in a writing (which may be executed and delivered by the Borrower and the Administrative Agent) (the “Incremental Amendment”) to reflect any changes necessary to give effect to such Incremental Facility in accordance with its terms (including, without limitation, to give such Incremental Facility the benefits of Section 2.05, as applicable). Each Incremental Facility shall be effected pursuant to an Incremental Amendment, which shall be recorded in the Register, and each Incremental Lender providing such Incremental Facility shall be subject to the requirements set forth in Section 3.01(e). ~~The Incremental Amendment with respect to an Incremental Revolving Facility may include, among other things, customary provisions regarding (i) Letters of Credit and reimbursement obligations with respect thereto, (ii) cash collateral obligations with respect to Letters of Credit, (iii) swing line loans and participations therein, and (iv) Incremental Revolving Lenders that are Defaulting Lenders.~~ In connection with any Incremental Amendment, the Borrower shall deliver or cause to be delivered within the time period requested by the Administrative Agent, any legal opinions, mortgage modifications, amendments to Security Documents or other documents, in each case, as reasonably requested by the Administrative Agent in connection with such transaction.
(h)    Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 to the contrary.
2.16    Refinancing Debt.

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(a)    Refinancing Facility. The Borrower may, without the consent of any Lender, extend, refinance, renew or replace, in whole or in part, the Loans under any Facility or the Commitments under the ~~Incremental~~ Revolving Facility with one or more term loan facilities (each, a “Refinancing Term Facility”) or one or more revolving credit facilities (each, a “Refinancing Revolving Facility”) (each Refinancing Term Facility and Refinancing Revolving Facility, a “Refinancing Facility”); provided that any such request for a Refinancing Facility shall be in a minimum amount equal to the lesser of (i) $25,000,000 and (ii) the entire amount of any Facility which is being extended, refinanced, renewed or replaced under this Section 2.16.
(b)    Refinancing Facility Lender. A Refinancing Facility may be provided by (i) an existing Lender (but no Lender shall be obligated to provide a commitment in respect of a Refinancing Facility, nor shall the Borrower have any obligation to approach any existing Lenders to provide a commitment in respect of a Refinancing Facility) or (ii) any other Refinancing Facility Lender so long as any such Person is approved by the Administrative Agent and any other Person who would have consent rights pursuant to Section 10.06(b) if such Refinancing Facility Lender was becoming ~~an Incremental~~a Revolving Lender or Term Lender, as applicable. Subject to any such consents being received and if not already a party hereto, any such Refinancing Facility Lender may become a party to this Agreement by entering into a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent.
(c)    Effective Date. In connection with any Refinancing Facility, the Administrative Agent and the Borrower shall determine the effective date (the “Refinancing Facility Effective Date”). The Administrative Agent shall promptly notify the Borrower and the Lenders of the principal amount of the Refinancing Facility and the Refinancing Facility Effective Date.
(d)    Conditions to Effectiveness of Refinancing Facility. The effectiveness of each Refinancing Facility shall be subject to the following conditions:
(i)    the aggregate principal amount (or accreted value, if applicable) of any Refinancing Facility will not exceed the outstanding aggregate principal amount (or accreted value, if applicable) of any Facility which it is extending, refinancing, renewing or replacing plus any Permitted Refinancing Increase, unless such additional principal amount would otherwise be permitted pursuant to (and any such additional amount shall be deemed to have been incurred under) Section 7.03 and, if applicable, Section 7.01;
(ii)    such Refinancing Facility shall have the same guarantees as, and be secured on a pari passu basis with, the Secured Obligations; provided that, if agreed by the Borrower and the relevant Refinancing Facility Lenders, the Refinancing Facility may be subject to lesser guarantees or be unsecured or less secured, or the Liens securing the Refinancing Facility may rank junior to the Liens securing the ~~Incremental~~ Revolving Facility and Term Loan Facility;
(iii)    in the event such Refinancing Facility is a Refinancing Term Facility, such Refinancing Facility (A) shall have (1) a final maturity no earlier than the Maturity Date and (2) a weighted average life no shorter than that of the Term Loan Facility and (B) shall not have any

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terms which require it to be voluntarily or mandatorily prepaid prior to the repayment in full of the Term Loans, unless accompanied by at least a ratable payment of the Term Loans;
(iv)    in the event such Refinancing Facility is a Refinancing Revolving Facility, such Refinancing Facility shall have a final maturity no earlier than the ~~Incremental~~ Revolving Facility Maturity Date and shall require no amortization or mandatory commitment reduction prior to the ~~Incremental~~ Revolving Facility Maturity Date, unless accompanied by at least ratable amortization or mandatory commitment reduction, as applicable, of the ~~Incremental~~ Revolving Loans; and
(v)    to the extent such terms and documentation for the Refinancing Facility are not substantially consistent with the applicable Loan Documents, they shall be reasonably satisfactory to the Administrative Agent, unless such terms (A) are more favorable to the Borrower, taken as a whole, than the Loan Documents in respect of the ~~Incremental~~ Revolving Facility, in the case of a Refinancing Revolving Facility, or the Term Loan Facility, in the case of a Refinancing Term Facility (or the Lenders under the ~~Incremental~~ Revolving Facility or Term Loan Facility, as applicable, receive the benefit of the more restrictive terms, which, for avoidance of doubt, may be provided to them without their consent), in each case, as certified by a Responsible Officer of the Borrower in good faith, (B) concern pricing (including interest rates, rate floors, fees, OID or other fees), the amortization schedule, commitment reductions, prepayments and any prepayment premiums applicable to such Refinancing Facility or (C) apply after the Maturity Date.
(e)    Amendment. With the consent of the Lenders providing a Refinancing Facility, the Borrower and the Administrative Agent (and without the consent of the other Lenders), this Agreement shall be amended in a writing (which may be executed and delivered by the Borrower and the Administrative Agent) to reflect any changes necessary to give effect to such Refinancing Facility in accordance with its terms (including, without limitation, to give such Refinancing Facility the benefits of Section 2.05, as applicable).
(f)    Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 to the contrary.
2.17    Cash Collateral.
(a)    Sections 2.03, 2.05 and 8.02(c) set forth certain additional requirements to deliver Cash Collateral hereunder. For purposes of Sections 2.03, 2.05 and 8.02(c), “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuers and the ~~Incremental~~ Revolving Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the applicable L/C Issuer (which documents are hereby consented to by the ~~Incremental~~ Revolving Lenders) in an amount equal to 103% of such L/C Obligations. Derivatives of such term have corresponding meanings. The Borrower, and to the extent provided by any ~~Incremental~~ Revolving Lender, such ~~Incremental~~ Revolving Lender, hereby grants to the Administrative Agent, for the benefit of the L/C Issuers and the ~~Incremental~~ Revolving Lenders, a security interest in all such cash and such deposit account balances therein and all proceeds of

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the foregoing. Cash Collateral shall be maintained in blocked deposit accounts at the Administrative Agent or another institution reasonably acceptable to the Administrative Agent.
(b)    Notwithstanding anything to the contrary contained in this Agreement, (i) Cash Collateral or other credit support (and proceeds thereof) provided by any Defaulting Lender pursuant to Section 2.03 to support the obligations of such Lender in respect of Letters of Credit shall be held and applied, first, to fund the L/C Advances of such Lender or such Lender’s Applicable Percentage of ~~Incremental~~ Revolving Loans that are Base Rate Loans that are used to repay Unreimbursed Amounts or L/C Advances with respect to which such collateral or other credit support was provided, as applicable, and, second, to fund any interest accrued for the benefit of the applicable L/C Issuer pursuant to Section 2.03(c)(vi) allocable to such Lender, and (ii) Cash Collateral and other credit support (and proceeds thereof) otherwise provided by or on behalf of any Loan Party under Sections 2.03, 2.05(c) or 8.02(c) to support L/C Obligations shall be held and applied, first, to the satisfaction of the specific L/C Obligations or obligations to fund participations therein of the applicable Defaulting Lender for which the Cash Collateral or other credit support was so provided and, second, if remedies under Section 8.02 shall have been exercised, to the application of such collateral or other credit support (or proceeds thereof) to any other Secured Obligations in accordance with Section 8.04.
(c)    Cash Collateral and other credit support (or a portion thereof as provided in clause (2) below) provided under Section 2.03 in connection with any Lender’s status as a Defaulting Lender shall be released to the Person that provided such collateral or other credit support (except as the applicable L/C Issuer and the Person providing such collateral or other credit support may agree otherwise (as applicable)) promptly following the earlier to occur of (A) the termination of such Lender’s status as a Defaulting Lender or (B) the applicable L/C Issuer’s good faith determination, (1) in the case of such Cash Collateral or other credit support provided by or on behalf a Defaulting Lender, that there remain outstanding no L/C Obligations as to which it has actual or potential fronting exposure in relation to such Lender as to which it desires to maintain Cash Collateral or other credit support and (2) in the case of such Cash Collateral or other credit support provided by or on behalf of a Loan Party, that the outstanding L/C Obligations as to which it has actual or potential fronting exposure in relation to such Lender are less than the value of such Cash Collateral or other credit support provided (such release to be provided upon reasonable request from the Borrower to the Administrative Agent and only to the extent of the excess amount of Cash Collateral or other credit support provided); subject, however, to the additional condition that, as to any such collateral or other credit support provided by or on behalf of a Loan Party, no Default or Event of Default shall then have occurred and be continuing.
2.18    Defaulting Lenders. Notwithstanding anything contained in this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(a)    Reallocation of Loan Payments. Any payment or prepayment (i) of any portion of the principal amount of Loans of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) shall be applied, first, to the Loans of other ~~Incremental~~ Revolving Lenders as if such Defaulting Lender had no Loans outstanding, until such time as the Outstanding Amount of ~~Incremental~~ Revolving Loans of each Lender shall equal its pro rata share thereof based on its Applicable Percentage (without giving effect to Section 2.18(c)),

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ratably to the Lenders in accordance with their Applicable Percentages of Loans being repaid or prepaid, second, to the then outstanding amounts (including interest thereon) owed under the terms hereof by such Defaulting Lender to the Administrative Agent or (to the extent the Administrative Agent has received notice thereof) to any other Lender, ratably to the Persons entitled thereto, third, to the posting of Cash Collateral in respect of its Applicable Percentage of L/C Obligations, ratably to the L/C Issuers in accordance with their respective applicable fronting exposure, and fourth, the balance, if any, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction, and (ii) of any other amounts thereafter received by the Administrative Agent for the account of such Defaulting Lender (including amounts made available to the Administrative Agent by such Defaulting Lender pursuant to Section 10.08) to have been paid to such Defaulting Lender and applied on behalf of such Defaulting Lender, first, to the liabilities above referred to in item second of clause (i) above, second, to the matters above referred to in item third of clause (i) above, and third, the balance, if any, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. Any of such amounts as are reallocated pursuant to this Section 2.18(a) that are payable or paid (including pursuant to Section 10.08) to such Defaulting Lender shall be deemed paid to such Defaulting Lender and applied by the Administrative Agent on behalf of such Defaulting Lender, and each Lender hereby irrevocably consents thereto.
(b)    Certain Fees. Such Defaulting Lender (i) shall not be entitled to receive any commitment fee on the unused portion of its Commitment pursuant to Section 2.09(a) for any period during which such Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender in respect of its unused Commitment) and (ii) shall not be entitled to receive any Letter of Credit Fees pursuant to Section 2.03(i) for any period during which such Lender is a Defaulting Lender (and, unless required by the following sentence, the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender). If any Defaulting Lender’s L/C Obligations are neither cash collateralized nor reallocated pursuant to this Section 2.18, then, without prejudice to any rights or remedies of the L/C Issuer or any Lender hereunder, all fees payable to such Defaulting Lender under Section 2.03 shall be payable to the L/C Issuer until such L/C Obligations are Cash Collateralized or reallocated.
(c)    Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit pursuant to Section 2.03, the “Applicable Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of such Defaulting Lender in either the numerator or the denominator; provided, that, in all cases, the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit shall not exceed the positive difference, if any, between (1) the Commitment of such non-Defaulting Lender and (2) the aggregate Outstanding Amount of the ~~Incremental~~ Revolving Loans of such Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all other L/C Obligations (prior to giving effect to such reallocation). For avoidance of doubt, this Section 2.18(c) will operate for the benefit of the L/C Issuer notwithstanding the fact that a Letter of Credit is issued at the time that one or more Defaulting Lenders exist hereunder (regardless of whether the L/C Issuer has notice thereof). Notwithstanding any provision contained herein to the contrary, during any period

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in which a Default or Event of Default has occurred and is continuing the provisions of this Section 2.18(c) shall not apply.
A Lender that has become a Defaulting Lender because of an event referenced in the definition of Defaulting Lender may cure such status and shall no longer constitute a Defaulting Lender as a result of such event when (i) such Defaulting Lender shall have fully funded or paid, as applicable, all Loans, participations in respect of Letters of Credit or other amounts required to be funded or paid by it hereunder as to which it is delinquent (together, in each case, with such interest thereon as shall be required to any Person as otherwise provided in this Agreement), (ii) the Administrative Agent and each of the Borrower shall have received a certification by such Defaulting Lender of its ability and intent to comply with the provisions of this Agreement going forward, and (iii) each of (w) the Administrative Agent, (x) any L/C Issuer and any other Lender as to which a delinquent obligation was owed and (y) the Borrower, shall have determined (and notified the Administrative Agent) that they are satisfied, in their sole discretion, that such Defaulting Lender intends to continue to perform its obligations as a Lender hereunder and has all approvals required to enable it, to continue to perform its obligations as a Lender hereunder. No reference in this subsection to an event being “cured” shall by itself preclude any claim by any Person against any Lender that becomes a Defaulting Lender for such damages as may otherwise be available to such Person arising from any failure to fund or pay any amount when due hereunder or from any other event that gave rise to such Lender’s status as a Defaulting Lender.
2.19    Dutch Auction Repurchases.
(a)    Notwithstanding anything to the contrary contained in this Agreement, the Borrower and its Subsidiaries may at any time and from time to time purchase Term Loans, Incremental Term Loans and Refinancing Term Loans by conducting modified Dutch auctions (each, an “Auction”) (each Auction to be managed exclusively by the Administrative Agent or another investment bank of recognized standing elected by the Borrower following consultation with the Administrative Agent in accordance with the Auction Procedures (in such capacity, the “Auction Manager”)), so long as the following conditions are satisfied:
(i)    no Default or Event of Default shall have occurred and be continuing at the time of the purchase of any Term Loans, Incremental Term Loans and Refinancing Term Loans in connection with any Auction;
(ii)    the minimum principal amount (calculated on the face amount thereof) of all Term Loans, Incremental Term Loans and Refinancing Term Loans that the Borrower purchases in any such Auction shall be no less than $1,000,000 and whole increments of $500,000 in excess thereof (unless another amount is agreed to by the Administrative Agent and Auction Manager);
(iii)    the aggregate principal amount (calculated on the face amount thereof) of all Term Loans, Incremental Term Loans and Refinancing Term Loans so purchased by the Borrower or its Subsidiaries shall immediately and automatically be cancelled and retired by them on the settlement date of the relevant purchase (and may not be resold);

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(iv)    the Borrower will promptly advise the Administrative Agent of the total amount of all Term Loans, Incremental Term Loans and Refinancing Term Loans so purchased by the Borrower or its Subsidiaries and the Administrative Agent is authorized to make appropriate entries in the Register to reflect such cancellation and retirement; ~~and~~
(v)    no more than one Auction may be ongoing at any one time~~.~~; and
(i)    no proceeds of Revolving Loans shall be utilized by the Borrower or any Subsidiary to purchase any Term Loans, Incremental Term Loans and Refinancing Term Loans.
(b)    The Borrower shall have no liability to any Lender for any termination of the respective Auction as a result of its failure to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of purchase of Term Loans, Incremental Term Loans or Refinancing Term Loans pursuant to the respective Auction, and any such failure shall not result in any Default hereunder. With respect to all purchases of Term Loans, Incremental Term Loans and Refinancing Term Loans made by the Borrower pursuant to this Section 2.19, (i) the Borrower shall pay on the settlement date of each such purchase all accrued and unpaid interest (except to the extent otherwise set forth in the relevant offering documents), if any, on the purchased Term Loans, Incremental Term Loans and Refinancing Term Loans up to the settlement date of such purchase and (ii) such purchases (and the payments made by the Borrower or its Subsidiaries and the cancellation of the purchased Term Loans, Incremental Term Loans or Refinancing Loans, in each case, in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Sections 2.05 or 2.07.
(c)    The Administrative Agent and the Lenders hereby consent to the Auctions and the other transactions contemplated by this Section 2.19 (provided that no Lender shall have an obligation to participate in any such Auctions) and hereby waive the requirements of any provision of this Agreement (including, without limitation, Sections 2.05, 2.07, 2.12, 2.13 and 10.06, it being understood and acknowledged that purchases of the Term Loans, Incremental Term Loans and Refinancing Term Loans by the Borrower or its Subsidiaries contemplated by this Section 2.19 shall not constitute Investments by the Borrower) that may otherwise prohibit any Auction or any other transaction contemplated by this Section 2.19. The Auction Manager acting in its capacity as such hereunder shall be entitled to the benefits of the provisions of Article IX and Section 10.04 mutatis mutandis as if each reference therein to the “Administrative Agent” were a reference to the Auction Manager, and the Administrative Agent shall cooperate with the Auction Manager as reasonably requested by the Auction Manager in order to enable it to perform its responsibilities and duties in connection with each Auction.
2.20    Open Market Repurchases.
(a)    Notwithstanding anything to the contrary contained in this Agreement, the Borrower and its Subsidiaries may at any time and from time to time make open market purchases of Term Loans, Incremental Term Loans and Refinancing Term Loans (each, an “Open Market Purchase”), so long as no Default or Event of Default shall have occurred and be continuing on the time of such Open Market Purchase; provided that no proceeds of Revolving Loans shall

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be utilized by the Borrower or any Subsidiary to purchase any Term Loans, Incremental Term Loans and Refinancing Term Loans.
(b)    The aggregate principal amount (calculated on the face amount thereof) of all Term Loans, Incremental Term Loans and Refinancing Term Loans so purchased by the Borrower or its Subsidiaries shall immediately and automatically be cancelled and retired by them on the settlement date of the relevant purchase (and may not be resold).
(c)    The Borrower will promptly advise the Administrative Agent of the total amount of all Term Loans, Incremental Term Loans and Refinancing Term Loans so purchased by the Borrower or its Subsidiaries and the Administrative Agent is authorized to make appropriate entries in the Register to reflect such cancellation and retirement.
(d)    With respect to all purchases of Term Loans, Incremental Term Loans and Refinancing Term Loans made by the Borrower pursuant to this Section 2.20, (i) the Borrower or its Subsidiaries shall pay on the settlement date of each such purchase all accrued and unpaid interest, if any, on the purchased Term Loans, Incremental Term Loans and Refinancing Term Loans up to the settlement date of such purchase (except to the extent otherwise set forth in the relevant purchase document as agreed by the respective selling Lender) and (ii) such purchases (after the payments made by the Borrower or its Subsidiaries and the cancellation of the purchased Term Loans, Incremental Term Loans and Refinancing Term Loans, in each case in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Sections 2.05 or 2.07.
(e)    The Administrative Agent and the Lenders hereby consent to the Open Market Purchases contemplated by this Section 2.20 and hereby waive the requirements of any provision of this Agreement (including, without limitation, Sections 2.05, 2.07, 2.12, 2.13 and 10.06, it being understood and acknowledged that purchases of the Term Loans, Incremental Term Loans and Refinancing Term Loans by the Borrower or its Subsidiaries contemplated by this Section 2.20 shall not constitute Investments by the Borrower or its Subsidiaries) that may otherwise prohibit any Open Market Purchase by this Section 2.20.
Article III.
TAXES, YIELD PROTECTION AND ILLEGALITY
3.01    Taxes.
(a)    Payments Free of Taxes. Any and all payments by or on behalf of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith of the applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under

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this Section 3.01(a)) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made.
(b)    Payment of Other Taxes by the Borrower. Without duplication of any obligation set forth in subsection (a) above, the Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of any Other Taxes.
(c)    Indemnification by the Borrower. The Loan Parties shall jointly and severally indemnify the Administrative Agent, each Lender and each L/C Issuer within 10 days after demand therefor for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by, or required to be withheld or deducted from a payment to, the Administrative Agent, such Lender or such L/C Issuer, as the case may be, on or with respect to any payment made by or on account of any obligation of the Loan Parties under any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or an L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or an L/C Issuer, shall be conclusive absent manifest error.
(d)    Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.01, the applicable Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(e)    Status of Lenders. Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law and from time to time when reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.
Each Lender that is not a Foreign Lender shall deliver to the Borrower and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter as prescribed by applicable law or upon the reasonable request of the Borrower or Administrative Agent), two duly completed and executed copies of IRS Form W-9.

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Without limiting the generality of the foregoing, each Foreign Lender holding any Loan to the Borrower shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), two copies of whichever of the following is applicable or any subsequent version thereof or successor thereto:
(i)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, duly completed and executed copies of IRS Form W-8BEN or IRS W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty,
(ii)    duly completed and executed copies of IRS Form W-8ECI,
(iii)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit M-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) duly completed and executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable,
(iv)    to the extent a Foreign Lender is not the beneficial owner, duly completed and executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit M-2 or Exhibit M-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit M-4 on behalf of each such direct and indirect partner, and
(v)    duly completed and executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed and executed together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or Administrative Agent to determine the withholding or deduction required to be made; provided, that notwithstanding anything to the contrary in this Section 3.01(e), the completion, execution and submission of the documentation described in this clause (v) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the

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applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times as reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for the purposes of this paragraph, “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
Notwithstanding the foregoing, no Lender nor any Participant shall be required to deliver any form or other document under this Section 3.01(e) that it is not legally entitled to deliver.
(f)    Treatment of Certain Refunds. If the Administrative Agent, any Lender or any L/C Issuer receives a refund with respect to Taxes to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), which in the reasonable discretion and good faith judgment of such Administrative Agent, Lender or L/C Issuer is allocable to such payment, it shall promptly pay such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such Administrative Agent, Lender or L/C Issuer incurred in obtaining such refund and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Borrower agrees to promptly return such amount~~, net of any incremental additional costs~~ (plus any penalties, interest or other charges imposed by the relevant Governmental Authority), to the applicable Administrative Agent, Lender or L/C Issuer, as the case may be, if it receives notice from the applicable Administrative Agent, Lender or L/C Issuer that such Administrative Agent, Lender or L/C Issuer is required to repay such refund to the relevant Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the Administrative Agent, any Lender or L/C Issuer be required to pay any amount to the Borrower pursuant to this paragraph (f) the payment of which would place the Administrative Agent, any Lender or L/C Issuer in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require the Administrative Agent, any Lender or L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.
(g)    Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the

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replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
3.02    Illegality. If any Lender determines that as a result of any Change in Law it becomes unlawful, or that any Governmental Authority asserts that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans, or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (a) any obligation of such Lender to make or continue Eurocurrency Rate Loans or to convert Base Rate Loan to Eurocurrency Rate Loans, shall be suspended and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurocurrency Rate component of the Base Rate, the interest rate on Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate, in each case, until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or convert all such Eurocurrency Rate Loans of such Lender to Base Rate Loans (the interest rate on Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurocurrency Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurocurrency Rate component thereof until the Administrative Agent is advised in writing by such Lender, which it shall do as promptly as possible, that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurocurrency Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.
3.03    Inability to Determine Rates.
If the Required Lenders determine that for any reason in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof that (~~a~~i) adequate and reasonable means do not exist for determining the Eurocurrency Rate (including because the Eurocurrency Rate is not available or published on a current basis) for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan, or (~~b~~ii) the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurocurrency Rate Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (i) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the affected currency or currencies shall be suspended and (ii) in the event of a determination described in the preceding sentence with respect to the Eurocurrency Rate component of the

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Base Rate, the utilization of the Eurocurrency Rate component in determining the Base Rate shall be suspended, in each case, until the Administrative Agent (upon the instruction of the Required Lenders, who agree to so instruct the Administrative Agent once the circumstances giving rise to the inability ability to determine rates no longer exist) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.
3.04    Increased Costs; Reserves on Eurocurrency Rate Loans.
(a)    Increased Costs Generally. If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Eurocurrency Rate contemplated by Section 3.04(e));
(ii)    subject any Lender, any L/C Issuer or the Administrative Agent to any Taxes (other than Indemnified Taxes or Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)    impose on any Lender or any L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurocurrency Rate Loans made by such Lender or any Letter of Credit or participation therein (other than Taxes addressed by Section 3.01 and Excluded Taxes);
and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender or L/C Issuer setting forth in reasonable detail such increased costs, the Borrower will pay to such Lender or L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered; provided that before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be materially disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different Eurocurrency lending office if the making of such designation would allow the Lender or its Eurocurrency lending office to continue to perform its obligation to make Eurocurrency Rate Loans or to continue to fund or maintain Eurocurrency Rate Loans and avoid the need for, or reduce the amount of, such increased cost.

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(b)    Capital Requirements. If any Lender or any L/C Issuer reasonably determines that any Change in Law affecting such Lender or L/C Issuer or any Lending Office of such Lender or such Lender’s or L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has the effect of reducing the rate of return on such Lender’s or L/C Issuer’s capital or on the capital of such Lender’s or L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or L/C Issuer or such Lender’s or L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or L/C Issuer’s policies and the policies of such Lender’s or L/C Issuer’s holding company with respect to capital adequacy), then from time to time, after submission to the Borrower (with a copy to the Administrative Agent) of a written request therefor setting forth in reasonable detail the change and the calculation of such reduced rate of return, the Borrower will pay to such Lender or L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or L/C Issuer or such Lender’s or L/C Issuer’s holding company for any such reduction suffered.
(c)    Certificates for Reimbursement. A certificate of a Lender or L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section, describing the basis therefor and showing the calculation thereof in reasonable detail, and delivered to the Borrower shall be conclusive, absent manifest error. The Borrower shall pay such Lender or L/C Issuer, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof.
(d)    Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than 90 days prior to the date that such Lender or L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof).
(e)    Additional Reserve Requirements. The Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as reasonably determined by such Lender in good faith, which determination shall be conclusive, absent manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which

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determination shall be conclusive, absent manifest error), which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 10 Business Days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender describing the basis therefor and showing the calculation thereof, in each case, in reasonable detail. If a Lender fails to give notice 10 Business Days prior to the relevant Interest Payment Date, such additional interest or costs shall be due and payable within 30 days from receipt of such notice.
(f)    Certain Rules Relating to the Payment of Additional Amounts. If any Lender requests compensation pursuant to this Section 3.04, or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, such Lender shall either (A) forego payment of such additional amount from the Borrower or (B) reasonably afford the Borrower the opportunity to contest, and reasonably cooperate with the Borrower in contesting, the imposition of any Indemnified Taxes or other amounts giving rise to such payment; provided that the Borrower shall reimburse such Lender for its reasonable and documented out-of-pocket costs, including reasonable and documented attorneys’ and accountants’ fees and disbursements incurred in so cooperating with the Borrower in contesting the imposition of such Indemnified Taxes or other amounts.
3.05    Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(a)    any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b)    any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;
(c)    any failure by the Borrower to make payment of any drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency or its scheduled due date or any payment thereof in a different currency; or
(d)    any assignment of a Eurocurrency Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13;
including any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract, but excluding any loss of anticipated profits. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.
For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurocurrency Rate Loan made by

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it at the Eurocurrency Rate used in determining the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan was in fact so funded.
3.06    Mitigation Obligations; Replacement of Lenders.
(a)    Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall (i) use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (A) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (B) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender and (ii) promptly inform the Borrower and Administrative Agent when the circumstances giving rise to the applicability of such Sections no longer exists. The Borrower hereby agrees to pay all reasonable and documented costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)    Replacement of Lenders. If any Lender requests compensation under Section 3.04, if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, if any Lender gives a notice pursuant to Section 3.02 or if any Lender is at such time a Defaulting Lender, then the Borrower may replace such Lender in accordance with Section 10.13.
3.07    Survival. The parties’ obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.
Article IV.
CONDITIONS PRECEDENT
4.01    Closing Date. The effectiveness of ~~this Agreement~~the Seventh Amendment is subject to satisfaction of the following conditions precedent:
(a)    The Administrative Agent’s receipt of the following, each of which shall be (w) originals, telecopies or electronic copies (followed promptly by originals), (x) properly executed by a duly authorized officer of the signing Loan Party, if and as applicable, (y) dated on or before the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and (z) in form and substance reasonably satisfactory to the Administrative Agent and, in the case of Security Documents, the Collateral Trustee:
(i)    executed counterparts of (a) this Agreement from the parties hereto, (b) the Guaranty from each of the Loan Parties, and (c) the Collateral Trust Agreement from the Borrower, each of the Guarantors, the Administrative Agent, the Priority Lien Notes Trustee, the Collateral Trustee, the Junior Collateral Trustee and the other parties thereto;

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(ii)    Notes executed by the Borrower in favor of each Lender requesting Notes;
(iii)    the Gibraltar Pledge Agreement, duly executed by each party thereto, together with:
(1)    to the extent that any Capital Stock pledged pursuant to the Gibraltar Pledge Agreement is certificated and required to be delivered thereunder, the original share certificates for such Capital Stock accompanied by undated share transfer forms or other approved or instruments of transfer executed in blank,
(2)    financing statements in form appropriate for filing in the Office of Recorder of Deeds in the District of Columbia with respect to the Gibraltar Pledge Agreement in order to perfect the Liens created under the Gibraltar Pledge Agreement,
(3)    results of recent lien searches (or their equivalent under the Laws of Gibraltar) with respect to Gibraltar Holdings in the jurisdiction in which such Person is organized and the District of Columbia;
(4)    an irrevocable proxy and power of attorney in favor of the Collateral Trustee and granted pursuant to the Gibraltar Pledge Agreement; and
(5)    any documents that are required to be delivered under the Gibraltar Pledge Agreement.
(iv)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of duly authorized officers of each Loan Party and each Restricted Subsidiary party to a Loan Document, in each case, as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each officer of each Loan Party or Restricted Subsidiary executing the Loan Documents to which each Loan Party or Restricted Subsidiary is a party;
(v)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;
(vi)    the executed opinion of Jones Day, counsel to the Borrower and special New York counsel to the other Loan Parties, addressed to the Administrative Agent, the Collateral Trustee and each Lender, as to the matters set forth in Exhibit H-1;
(vii)    [reserved];
(viii)    the executed opinion of Triay Stagnetto Neish, special Gibraltar counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Trustee and each Lender, as to the matters set forth in Exhibit H-2;

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(ix)    the executed opinion of Bingham Greenebaum Doll LLP, special Indiana counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Trustee and each Lender, as to the matters set forth in Exhibit H-3;
(x)    [reserved];
(xi)     a certificate of a Responsible Officer either (A) attaching copies of all material consents, licenses and approvals required in connection with the execution, delivery and performance by each Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect or (B) stating that no such consents, licenses or approvals are so required;
(xii)    (i) the Audited Financial Statements, (ii) unaudited consolidated financial statements (each of which shall have undergone a SAS 100 review) for each of the first three fiscal quarters of the fiscal year ending December 31, 2016 (and the corresponding period of the preceding fiscal year) prepared in accordance with GAAP, (iii) an unaudited pro forma consolidated balance sheet and income statement of the Borrower as of December 31, 2016 and for the four-quarter period then ended, giving effect to the effectiveness of the Plan of Reorganization and the Transactions (including the adoption of fresh-start accounting) as if the effectiveness of the Plan of Reorganization and the Transactions had occurred as of such date (in the case of the balance sheet) or at the beginning of such period (in the case of the income statements), in the case of each of clauses (i) through (iii), meeting the requirements of Regulation S-X under the Securities Act of 1933 (as amended) and (iv) financial projections (including the assumption on which such projections are based) for fiscal years 2017 through 2021;
(xiii)    a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.01(d), (j), (l) (solely with respect to clauses (a) and (e) thereof) and (m) and 4.02(a) and (b) have been satisfied, and (B) that there has not occurred since December 31, 2016, any Closing Date Material Adverse Effect;
(xiv)    a solvency certificate from the chief financial officer of the Borrower in the form of Exhibit K, which demonstrates that the Borrower and its Restricted Subsidiaries on a consolidated basis, are, and after giving effect to the Transactions and the other transactions contemplated hereby, will be, Solvent.
(b)    [Reserved].
(c)    (i) Not less than 15 business days prior to the Closing Date, the Borrower shall have obtained (a) a public corporate credit rating from Moody’s, (b) a private indicative corporate credit rating from S&P, (c) a public credit rating for the Term Loans and the Priority Lien Notes from Moody’s and (d) a private indicative credit rating for the Term Loans and the Priority Lien Notes from S&P; and (ii) on or prior to the Closing Date, the Borrower shall have obtained public corporate credit ratings or public credit ratings, as applicable, from S&P consistent with the ratings obtained in the foregoing clause (i).
(d)    The Borrower and its Restricted Subsidiaries shall have complied in all material respects with all state and federal regulations regarding bonding requirements.

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(e)    The Arrangers shall have consented (such consent not to be unreasonably withheld, conditioned or delayed) to any material claim settlement, including but not limited to, any allowance of or settlement related to the MEPP Claim, above the amounts held in reserve by the Borrower and its Restricted Subsidiaries as of January 11, 2017.
(f)    The Bankruptcy Court shall have entered an order approving the Backstop Commitment Agreement and such order shall not have been stayed and shall be in full force and effect on the Closing Date, and the Backstop Commitment Agreement shall remain in full force and effect and shall not have been modified or amended in any manner that adversely affects the rights and interest of the Arrangers or the Lenders.
(g)    Administrative Agent shall have received a certificate from the applicable Loan Party’s insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to Section 6.07 is in full force and effect, together with endorsements naming Collateral Trustee, for the benefit of Secured Parties, as additional insured and loss payee thereunder to the extent required under Section 6.07.
(h)    In order to create in favor of Collateral Trustee, for the benefit of Secured Parties, a valid, perfected First Priority security interest in the Collateral (subject to the limitations set forth in the Security Documents), each Loan Party shall have delivered to Collateral Trustee:
(i)     executed counterparts of the Security Agreement;
(ii)     except to the extent set forth on Schedule 6.18 or otherwise not required as of the Closing Date pursuant to the terms of the Security Agreement, evidence reasonably satisfactory to Administrative Agent of the compliance by each Loan Party of their obligations under the Security Agreement and the other Security Documents (including their obligations to execute or authorize, as applicable, and deliver UCC financing statements (including, without limitation, as-extracted financing statements), originals of securities, instruments and chattel paper and any agreements governing deposit and/or securities accounts as provided therein);
(iii)     a completed Collateral Questionnaire dated the Closing Date and executed by a Responsible Officer of each Loan Party, together with all attachments contemplated thereby;
(iv)     fully executed IP Security Agreements, in proper form for filing or recording in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, memorializing and recording the encumbrance of the Intellectual Property listed in Schedule 6 to the Security Agreement; and
(v)     except to the extent set forth on Schedule 6.18 or otherwise not required as of the Closing Date pursuant to the terms of the Security Agreement, evidence that each Loan Party shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument (including the PIC Intercompany Note and any other intercompany notes evidencing Indebtedness permitted to be incurred pursuant to Section 7.03) and made or

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caused to be made any other filing and recording (other than as set forth herein) reasonably required by the Administrative Agent.
(i)    Any fees required to be paid on or before the Closing Date to the Agents, the Arrangers or the Lenders under this Agreement, the Fee Letters or otherwise in connection with the Facilities shall have been paid and, unless waived by the Agents, the Arrangers or the Lenders, as applicable, to the extent invoiced at least three Business Days prior to the Closing Date, the Borrower shall have paid all reasonable and documented costs and expenses of the Agents, Arrangers and the Lenders (including the reasonable and documented fees and expenses of counsel to the Agents and the Lenders, plus such additional amounts of such reasonable and documented fees and expenses (including filing fees in respect of collateral) as shall constitute its reasonable estimate of such fees and expenses incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Agents)).
(j)    There shall not exist any action, suit, investigation, litigation, proceeding or hearing, pending or threatened in any court or before any arbitrator or Governmental Authority that affects the Financing Transactions or otherwise impairs the ability of the Loan Parties to consummate the Transactions (other than the Bankruptcy Cases) and no preliminary or permanent injunction or order by a state or federal court shall have been entered, in each case that would be material and adverse to the Arrangers, the Agents or the Lenders. All Governmental Authorities and Persons shall have approved or consented to the transactions contemplated hereby, to the extent required, and such approvals shall be in full force and effect.

(k)    The Arrangers and the Agents shall have received at least three business days prior to the Closing Date all documentation and other information required by regulatory authorities with respect to the Borrower and the other Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, that has been requested by the Arrangers or the Agents at least ten Business Days prior to the Closing Date.
(l)    In connection with the Plan of Reorganization or the Plan Support Agreement and the transactions contemplated thereby: (a) any of the documents executed in connection with the implementation of the Plan of Reorganization or the Plan Support Agreement (collectively, the “Plan Documents”), to the extent they contain provisions differing in any material respect from, or not described in, the Plan of Reorganization or the Plan Support Agreement, that are material and adverse to the rights or interests of any or all of the Arrangers, the Administrative Agent and the Lenders (collectively, the “Finance Parties”) shall be in form and substance satisfactory to the Arrangers in their good faith judgment; (b) there shall have been no supplement, modification, waiver or amendment to the Plan of Reorganization or the Plan Support Agreement that, in the good faith judgment of the Arrangers, is material and adverse to the rights or interests of any or all of the Finance Parties or the creditworthiness of the Borrower unless, in each case, the Arrangers shall have reasonably consented thereto in writing; (c) unless the Arrangers shall have consented thereto in writing, the Authorization Order shall not have been vacated, stayed, reversed or modified or amended in any respect that adversely affects the rights or interests of any or all of the Finance Parties in any material respect as determined by the Arrangers in good faith; (d) unless the Arrangers shall have consented thereto in writing, each of the Confirmation

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Order and the order of the Bankruptcy Court approving the Plan Support Agreement shall have been entered and shall be in full force and effect and shall not have been vacated, stayed, reversed or modified or amended in any respect that adversely affects the rights or interests of any or all of the Finance Parties in any material respect as determined by the Arrangers in good faith; and (e) all conditions precedent to the effectiveness of the Plan of Reorganization, as it may be amended, supplemented, modified or waived in accordance with clause (b) above, other than the closing and funding of the Term Loans and the assumption by the Borrower of the obligations under the Priority Lien Notes, shall have occurred (or will occur substantially concurrently with the closing of the Term Loans and the assumption by the Borrower of the obligations under the Priority Lien Notes) or been waived (to the extent such waiver is material and adverse to the rights or interests of any or all of the Finance Parties, with the written consent of the Arrangers), including, but not limited to, the issuance of the Convertible Securities, the completion of the transactions contemplated by the Rights Offering Documents, the substantially simultaneous closing of each Permitted Securitization Program and the availability of the Minimum Cash Balance.
(m)    Substantially concurrently with the funding of the Term Loans on the Closing Date, of the Arrangers shall have received reasonably satisfactory evidence that all Indebtedness of the Borrower and its Subsidiaries (other than Indebtedness permitted under Section 7.03) shall have been extinguished, repaid or repurchased in full, all commitments relating thereto shall have been terminated, and all liens or security interests related thereto shall have been terminated or released, in each case to the extent set forth in or contemplated by the Plan of Reorganization (as the same may be amended, supplemented, modified or waived in accordance with Section 4.01(l) above) and the Loan Documents.
(n)    The Plan of Reorganization shall have become effective and all, or substantially all, assets of the Debtors shall have vested in the reorganized Debtors as provided therein, which shall have occurred no later than May 1, 2017 (as such date may be extended at the Borrower’s election, but subject to payment of the Ticking Fee, to no later than August 1, 2017).
Notwithstanding anything to the contrary in this Section 4.01, to the extent any security interest in any of the intended Collateral is not or cannot be provided and/or perfected on the Closing Date (other than any collateral the security interest in which may be perfected by the filing of a UCC financing statement, the delivery of certificated stock certificates of U.S. Subsidiaries (except as set forth on Schedule 6.18), or the filing of IP Security Agreements (except as set forth on Schedule 6.18)) after the Loan Parties’ use of commercially reasonable efforts to do so, then the provision and/or perfection of a security interest in such Collateral will not constitute a condition precedent to the obligation of each Lender to make a Borrowing on the Closing Date but such security interest(s) will be perfected as required by Section 6.18.
Without limiting the generality of the provisions of Section 9.04, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

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4.02    Conditions to all Credit Extensions (Including on the ~~Closing~~Seventh Amendment Effective Date). The obligation of each Lender to honor any Request for Credit Extension (other than a Borrowing Notice requesting only a conversion of Loans to the other Type or a continuation of Eurocurrency Rate Loans) is subject to the following conditions precedent:
(a)    The representations and warranties of (i) the Borrower contained in Article V and (ii) each Loan Party contained in each other Loan Document or in any document required to be furnished at any time thereunder, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 4.02 following the ~~Closing~~Seventh Amendment Effective Date, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or by a reference to a Material Adverse Effect in the text thereof.
(b)    No Default or Event of Default shall exist, or would result immediately, from such proposed Credit Extension or the application of the proceeds thereof.
(c)    (i) The Administrative Agent and, if applicable, the applicable L/C Issuer, shall have received a Request for Credit Extension in accordance with the requirements hereof, and (ii) with respect to an L/C Credit Extension, the Administrative Agent shall have received a certificate from the Borrower certifying to compliance with the proviso to the first sentence of Section 2.03(a) after giving effect to such L/C Credit Extension.
(d)    In the case of an L/C Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any Change in Law which in the reasonable opinion of the Administrative Agent or the applicable L/C Issuer would prohibit such Credit Extension to be denominated in the relevant Alternative Currency.
It is understood, for avoidance of doubt, that each Credit Extension made in connection with the effectiveness of any Incremental Facility, the proceeds of which are used to consummate a Permitted Acquisition, will be subject to the conditions set forth in clauses (a) and (b) only to the extent specified in Section 2.15(d)(i).
Each Request for Credit Extension (other than a Borrowing Notice requesting only a conversion of Loans to the other Type or a continuation of Eurocurrency Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Section 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

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Article V.
REPRESENTATIONS AND WARRANTIES
The Borrower represents and warrants to the Administrative Agent, the Collateral Trustee and the Lenders that:
5.01    Existence, Qualification and Power. Each of the Borrower and its Restricted Subsidiaries (a) (i) is duly organized or formed and validly existing and (ii) is in good standing under the Laws of the jurisdiction of its incorporation or organization, if such legal concept is applicable in such jurisdiction, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified, licensed, and in good standing (to the extent good standing is an applicable legal concept in the relevant jurisdiction), under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clauses (a)(ii), (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
5.02    Authorization; No Contravention. The execution, delivery and performance by each Loan Party and Gibraltar Holdings of each Loan Document to which such Person is a party, (a) have been duly authorized by all necessary corporate or other organizational action and (b) do not and will not (i) contravene the terms of any of such Person’s Organizational Documents; (ii) conflict with or result in any breach or contravention of, or the creation of, any Lien (except for any Liens that may arise under the Loan Documents) under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject or (C) any arbitral award to which such Person or its property is subject; or (iii) violate any Law binding on such ~~Loan Party~~Person, except in each case referred to in clauses (b)(ii) or (b)(iii) to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
5.03    Governmental Authorization. (a) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority and (b) no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with any other Person, in each case, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party or Gibraltar Holdings of this Agreement or any other Loan Document, except for those approvals, consents, exemptions, authorizations or other actions which have already been obtained, taken, given or made and are in full force and effect.
5.04    Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party and Gibraltar Holdings, as applicable, that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party and Gibraltar Holdings, as applicable, enforceable against each

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Loan Party and Gibraltar Holdings, as applicable, that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Laws relating to or affecting creditors' rights generally, general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.
5.05    Financial Statements; No Material Adverse Effect.
(a)    The Audited Financial Statements of the Borrower and its Subsidiaries (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein and (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.
(b)    The unaudited consolidated balance sheet of the Borrower and its Subsidiaries dated March 31, ~~2016,~~2019 and June 30, ~~2016 and September 30, 2016~~2019 and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarters ended on such dates (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of such dates and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end adjustments.
(c)    Since the date of the last Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
(d)    The financial projections delivered pursuant to Section 4.01(a)(~~xii~~vii) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable in light of the conditions existing at the time of delivery of such forecasts (it being understood that any such information is subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, and that no assurance can be given that the future developments addressed in such information can be realized).
5.06    Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower threatened, at law, in equity, by or before any Governmental Authority, by or against the Borrower or any of its Restricted Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby ~~(other than the Bankruptcy Cases)~~, or (b) except as specifically disclosed in public filings prior to the date hereof, as to which there is a reasonable possibility of an adverse determination and that could reasonably be expected to have a Material Adverse Effect.
5.07    No Default. None of the Borrower or any of its Restricted Subsidiaries is in default under or with respect to any Contractual Obligation that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and

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is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.
5.08    Ownership and Identification of Property.
(a)    The Borrower and its Restricted Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not reasonably be expected to have a Material Adverse Effect. As of the ~~Closing~~Seventh Amendment Effective Date, with respect to all real property listed on Schedule 5.08(c): (i) the Borrower and its Restricted Subsidiaries possess all leasehold interests necessary for the operation of the Mines currently being operated by each of them and included or purported to be included in the Collateral pursuant to the Security Documents, except where the failure to possess such leasehold interests could not reasonably be expected to have a Material Adverse Effect, (ii) each of their respective rights under the leases, contracts, rights-of-way and easements necessary for the operation of such Mines are in full force and effect, except to the extent that failure to maintain such leases, contracts, rights of way and easements in full force and effect could not reasonably be expected to have a Material Adverse Effect; and (iii) each of the Borrower and its Restricted Subsidiaries possesses all licenses, permits or franchises which are necessary to carry out its business as presently conducted at any Mine included or purported to be included in the Collateral pursuant to the Security Documents, except where failure to possess such licenses, permits or franchises could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.
(b)    Schedule 5.08(b) lists completely and correctly as of the ~~Closing~~Seventh Amendment Effective Date all Material Real Property fee owned by the Borrower and the other Loan Parties.
(c)    Schedule 5.08(c) lists completely and correctly as of the ~~Closing~~Seventh Amendment Effective Date all Material Real Property leased by the Borrower and the other Loan Parties and the lessors thereof.
5.09    Environmental Compliance. Except as disclosed on Schedule 5.09 as of the Seventh Amendment Effective Date, or as otherwise could not reasonably be expected to have a Material Adverse Effect:
(a)    The facilities and properties currently or formerly owned, leased or operated by the Borrower, or any of its respective Restricted Subsidiaries (the “Properties”) do not contain any Hazardous Materials in amounts or concentrations which (i) constitute a violation of, or (ii) could reasonably be expected to give rise to liability under, any applicable Environmental Law.
(b)    None of the Borrower, nor any of its respective Restricted Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding compliance with or liability under Environmental Laws with regard to any of the Properties or the business operated by the Borrower, or any of its Restricted Subsidiaries (the “Business”), or any prior business for which the Borrower has retained liability under any Environmental Law.
(c)    Hazardous Materials have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to

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liability under, any applicable Environmental Law, nor have any Hazardous Materials been generated, treated, stored or disposed of at, or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law.
(d)    No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened under any Environmental Law to which the Borrower, or any of its Restricted Subsidiaries is or, to the knowledge of the Borrower, will be named as a party or with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other similar administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business.
(e)    There has been no release or threat of release of Hazardous Materials at or from the Properties, or arising from or related to the operations of the Borrower, or any of its Restricted Subsidiaries in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under any applicable Environmental Laws.
(f)    The Properties and all operations at the Properties are in compliance with all applicable Environmental Laws.
(g)    The Borrower, and each of its Restricted Subsidiaries has obtained, and is in compliance with, all Environmental Permits required for the conduct of its businesses and operations, and the ownership, occupation, operation and use of its Property, and all such Environmental Permits are in full force and effect.
5.10    Insurance.
(a)    The properties of the Borrower and its Restricted Subsidiaries are insured with financially sound and reputable insurance companies which may be Affiliates of the Borrower, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Restricted Subsidiary operates.
(b)    As to any Building located on Material Real Property and constituting Collateral, all flood hazard insurance policies required hereunder have been obtained and remain in full force and effect, and the premiums thereon have been paid in full.
5.11    Taxes. The Borrower and its Restricted Subsidiaries have filed all applicable US Federal, state, foreign and other material tax returns and reports required to be filed, and have paid all US Federal, state, foreign and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable except (a) those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP, or (b) where failure to do any of the foregoing could not reasonably be expected to result in a Material Adverse Effect ~~or (c) to the extent excused or~~

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~~prohibited by the Bankruptcy Code or the Bankruptcy Court~~; no material tax Lien has been filed which would not be permitted under Section 7.01 and, to the knowledge of the Borrower, no material claim is being asserted, with respect to any material tax, fee or other charge which could reasonably be expected to result in a Material Adverse Effect.
5.12    ERISA Compliance. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect:
(a)    Each Plan is in material compliance in all respects with the applicable provisions of ERISA, the Code and other Federal or state Laws (except that with respect to any Multiemployer Plan which is a Plan, such representation is deemed made only to the knowledge of the Borrower), and each Foreign Plan is in material compliance in all respects with the applicable provisions of Laws applicable to such Foreign Plan.
(b)    There has been no ~~nonexempt~~non-exempt “prohibited transaction” (as ~~defined~~described in Section 406 of ERISA or Section 4975 of the Code) or violation of the fiduciary responsibility rules with respect to any Plan.
(c)    (i) ~~As of the Closing Date, no~~No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; and (iii) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.
5.13    Subsidiaries. As of the ~~Closing~~Seventh Amendment Effective Date, the Borrower has no Subsidiaries other than those specifically disclosed in Schedule 5.13.
5.14    Margin Regulations; Investment Company Act.
(a)    The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.
(b)    None of the Borrower, any Person Controlling the Borrower, nor any Restricted Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.
5.15    Disclosure. (a) No report, financial statement, certificate or other information furnished in writing by any Loan Party or Gibraltar Holdings to the Administrative Agent, the Collateral Trustee or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document, taken as whole with any other information furnished or publicly available, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading as of the date when made or delivered; provided that, with respect to any forecast, projection or other statement regarding future performance, future financial results or other future developments, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of delivery of such

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information (it being understood that any such information is subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, and that no assurance can be given that the future developments addressed in such information can be realized).
(b)    As of the Seventh Amendment Effective Date, to the best knowledge of the Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the Seventh Amendment Effective Date (if any) to any Lender in connection with this Agreement is true and correct in all respects.
5.16    Compliance with Laws. The Borrower and each Restricted Subsidiary is in compliance in all material respects with the requirements of all Laws (including any zoning, building, ordinance, code or approval or any building or mining permits and all orders, writs, injunctions and decrees applicable to it or to its properties), except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.
5.17    Anti-Corruption; Sanctions; Terrorism Laws.
(a)    None of the Borrower, any Restricted Subsidiary nor, to the knowledge of the Borrower, any director, officer, agent, employee or Affiliate of the Borrower or any Restricted Subsidiary is (i) a person on the list of “Specially Designated Nationals and Blocked Persons” or (ii) subject of any active sanctions administered or enforced by the U.S. Department of State or the U.S. Department of Treasury (including the Office of Foreign Assets Control) or any other applicable governmental authority (collectively, “Sanctions”, and the associated laws, rules, regulations and orders, collectively, “Sanctions Laws”); and the Borrower will not directly or, to the knowledge of the Borrower, indirectly use the proceeds of the Loans for the purpose of financing the activities of any Person that is the subject of, or in any country or territory that at such time is the subject of, any Sanctions.
(b)    The Borrower and each Restricted Subsidiary is in compliance, in all material respects, with the (i) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (ii) the USA PATRIOT Act (Title III of Pub. L. 107-56), as amended (the “PATRIOT Act”), (iii) Sanctions Laws and (iv) Anti-Corruption Laws.
(c)    No part of the proceeds of any Loan will be used, directly or, to the knowledge of the Borrower, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-bribery or anti-corruption laws, rules, regulations and orders (collectively, “Anti-Corruption Laws”).

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5.18    Intellectual Property; Licenses, Etc. The Borrower and its Restricted Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses, except where the failure to own or possess the right to use such IP Rights could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Borrower, the use of such IP Rights by the Borrower or any Restricted Subsidiary does not infringe upon any rights held by any other Person except for any infringement that could not reasonably be expected to have a Material Adverse Effect. Except as specifically disclosed in Schedule 5.18 as of the Seventh Amendment Effective Date, no claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Borrower, threatened, which could reasonably be expected to have a Material Adverse Effect.
5.19    Security Documents.
(a)    (i) Each Security Document (other than each Mortgage), when executed and delivered, is effective to create in favor of the Collateral Trustee (for the benefit of the Secured Parties), a legal, valid and enforceable security interest in the Collateral described therein and the Collateral Trustee has been authorized (and is hereby authorized) to make all filings of UCC-1 and as-extracted collateral financing statements in the appropriate filing office necessary or desirable to fully perfect the Collateral Trustee’s security interest in such Collateral described therein which can be perfected by filing a UCC-1 financing statement in the appropriate filing office, ~~or in the case of the Gibraltar Pledge Agreement, by registering the Gibraltar Pledge Agreement at Companies House Gibraltar within 30 days following the Closing Date,~~ and (ii) with respect to the security interest created in the Collateral pursuant to each Security Document (other than each Mortgage), upon such filings (or, with respect to possessory Collateral, upon the taking of possession by the Collateral Trustee ~~(or by the ABL Agent as bailee for the Collateral Trustee pursuant to the ABL Intercreditor Agreement, if applicable)~~ of any such Collateral which may be perfected by possession), such security interests will constitute perfected First Priority Liens on, and security interests in, all right, title and interest of the debtor party thereto in the Collateral described therein that can be perfected by filing a UCC-1 or as-extracted financing statement, as applicable, in the appropriate filing office or by delivery, in the case of possessory Collateral.
(b)    Each of the Mortgages, when executed and delivered, will be effective to create in favor of the Collateral Trustee, for the ratable benefit of the Secured Parties, a legal, valid and enforceable lien on the Material Real Property described therein and such security interests will constitute, upon such Mortgage being and recorded in the appropriate filing offices, First Priority liens on such Material Real Property.
5.20    Mines. Schedule 5.20 sets forth a complete and accurate list of all Mines (including addresses and the owner thereof) owned or operated by the Borrower or any of its Restricted Subsidiaries as of the ~~Closing~~Seventh Amendment Effective Date and included or purported to be included in the Collateral pursuant to the Security Documents.
5.21    Solvency. The Borrower and its Restricted Subsidiaries are and, upon the incurrence of any Obligation by any Loan Party on any date on which this representation and warranty is made, will be, on a consolidated basis, Solvent.

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5.22    Labor Relations. Neither the Borrower nor any of its Restricted Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against the Borrower or any of its Restricted Subsidiaries, or to the best knowledge of the Borrower, threatened against any of them before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against the Borrower or any of its Restricted Subsidiaries or to the best knowledge of the Borrower, threatened against any of them, (b) no strike or work stoppage in existence or threatened involving the Borrower or any of its Restricted Subsidiaries, and (c) to the best knowledge of the Borrower, no union representation question existing with respect to the employees of the Borrower or any of its Restricted Subsidiaries and, to the best knowledge of the Borrower, no union organization activity that is taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.
Article VI.
AFFIRMATIVE COVENANTS
Until Payment in Full, the Borrower shall, and shall cause each of its respective Restricted Subsidiaries to:
6.01    Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent:
(a)    as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower (commencing with the fiscal year ended December 31, 2017) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP; such consolidated statements shall be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than with respect to or resulting from the upcoming maturity of any Loans under this Agreement, the Priority Lien Notes Documents, or any documents evidencing a Permitted Securitization Program ~~or the ABL Credit Documents~~, occurring within one year from the time such opinion is delivered); and
(b)    as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ended June 30, 2017), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail; such consolidated statements shall be certified by a

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Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, changes in shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.
6.02    Certificates; Other Information. Deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent:
(a)    concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants reporting on such financial statements stating that in performing their audit nothing came to their attention that caused them to believe the Borrower failed to comply with the financial covenant set forth in Section 7.11, except as specified in such certificate;
(b)    concurrently with the delivery of the financial statements referred to in Section 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal quarter ended June 30, 2017), (i) a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower and (ii) a reconciliation of such financial statements for the Borrower and its Restricted Subsidiaries; provided, that, for the avoidance of doubt, any such reconciliation of the financial statements referred to in Section 6.01(a) shall not be audited;
(c)    promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;
(d)    promptly, such additional information regarding the business, financial or corporate affairs of the Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request; and
(e)    not later than 60 days after the end of each fiscal year of the Borrower, a copy of summary projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared based on assumptions believed by the Borrower to be reasonable (it being understood that any such information is subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, and that no assurance can be given that the future developments addressed in such information can be realized).
Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to

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which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); or (iii) on which such documents are filed for public availability on the SEC’s Electronic Data Gathering and Retrieval system.
The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that so long as the Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities (a) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (b) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat the Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent the Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); and (c) all Borrower Materials marked “PUBLIC” or not marked as containing material non-public information are permitted to be made available through a portion of the Platform designated “Public Investor.” Notwithstanding the foregoing, the Borrower shall not be under any obligation to mark the Borrower Materials “PUBLIC” or as containing material non-public information. In connection with the foregoing, each party hereto acknowledges and agrees that the foregoing provisions are not in derogation of their confidentiality obligations under Section 10.07.
6.03    Notices. Notify the Administrative Agent:
(a)    promptly, of the occurrence of any Default or Event of Default hereunder or the occurrence of any “Default” or “Event of Default” under the Priority Lien Notes Documents ~~or the ABL Credit Documents~~;
(b)    promptly, of any event which could reasonably be expected to have a Material Adverse Effect;
(c)    of the occurrence of any ERISA Event that, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, as soon as possible and in any event within 30 days after the Borrower knows or has obtained notice thereof;
(d)    within 15 days of the Borrower or any Guarantor (or Peabody Investments (Gibraltar) Limited) changing its legal name, jurisdiction of organization or the location of its chief executive office or sole place of business;

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(e)    to the extent that there will be a cancellation or material reduction in amount or material change in coverage for any insurance maintained by the Borrower or any Guarantor, at least 10 days prior to such cancellation, reduction or change; ~~and~~
(f)    promptly, as to any Building located on Material Real Property and constituting Collateral, any redesignation of any such property on which such Building is located into or out of a special flood hazard area~~.~~; and
(g)    any change in the information provided in the Beneficial Ownership Certification (if any) delivered to the Administrative Agent that would result in a change to the list of beneficial owners identified in such certification.
Each notice pursuant to clauses (a)-(c) of this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.
6.04    Payment of Tax Obligations. Except where failure to do so could not reasonably be expected to result in a Material Adverse Effect, with respect to the Borrower and each of its Restricted Subsidiaries, pay and discharge all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Restricted Subsidiary.
6.05    Preservation of Existence. Preserve, renew and maintain in full force and effect its legal existence except in a transaction permitted by ~~Section~~Sections 7.04 or 7.18.
6.06    Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and material equipment, including Collateral, necessary in the operation of its business in good working order and condition (ordinary wear and tear and damage by fire or other casualty or taking by condemnation excepted), except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
(b)    Keep in full force and effect all of its material leases and other material contract rights, and all material rights of way, easements and privileges necessary or appropriate for the proper operation of the Mines being operated by the Borrower or a Restricted Subsidiary and included or purported to be included in the Collateral by the Security Documents, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
6.07    Maintenance of Insurance. (a) Maintain with financially sound and reputable insurance companies which may be Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance compatible with the following standards) as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Restricted Subsidiary operates, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.

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(b)    With respect to any Building located on Material Real Property and constituting Collateral, the Borrower shall and shall cause each appropriate Loan Party to (i) maintain fully paid flood hazard insurance on any such Building that is located in a special flood hazard area, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 and (ii) furnish to the Administrative Agent an insurance certificate evidencing the renewal (and payment of renewal premiums therefor) of all such policies prior to the expiration or lapse thereof (or at such other time acceptable to the Administrative Agent). The Borrower shall cooperate with the Administrative Agent’s reasonable request for any information reasonably required by the Administrative Agent to comply with The National Flood Insurance Reform Act of 1994, as amended.
6.08    Compliance with Laws. Comply in all respects with the requirements of all Laws (including the PATRIOT Act, Sanctions Laws, the Anti-Corruption Laws and Environmental Laws) and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (or, in the case of compliance with the PATRIOT Act, Sanctions Laws and the Anti-Corruption Laws, the failure to comply therewith is not material).
6.09    Books and Records. (a) Maintain proper books of record and account, in which in all material respects full, true and correct entries in conformity with GAAP shall be made of all material financial transactions and matters involving the assets and business of the Borrower or such Restricted Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all material requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Restricted Subsidiary, as the case may be.
6.10    Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom (except to the extent (a) any such access is restricted by a Requirement of Law or (b) any such agreements, contracts or the like are subject to a written confidentiality agreement with a non-Affiliate that prohibits the Borrower or any of its Subsidiaries from granting such access to the Administrative Agent or the Lenders; provided that, with respect to such confidentiality restrictions affecting the Borrower or any of its Restricted Subsidiaries, a Responsible Officer is made available to such Lender to discuss such confidential information to the extent permitted), and to discuss the business, finances and accounts with its officers and independent public accountants at such reasonable times during normal business hours and as often as may be reasonably desired, provided that the Administrative Agent or such Lender shall give the Borrower reasonable advance notice prior to any contact with such accountants and give the Borrower the opportunity to participate in such discussions, provided further that the costs of one such visit per calendar year (or an unlimited amount if an Event of Default has occurred and is continuing) for the Administrative Agent, the Lenders and their representatives as a group shall be the responsibility of the Borrower.

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6.11    Use of Proceeds. Use the proceeds of (a) the Term Loan Facility made available on the Closing Date ~~(i) on the Closing Date~~, to refinance indebtedness under the ~~Existing~~that certain Credit Agreement ~~and to pay the Transaction Costs, (ii) after~~ , dated September 24, 2013, by and among the Borrower, Citibank, N.A., as administrative agent, and the lenders party thereto (as amended by that certain Omnibus Amendment, dated as of February 5, 2015 and as otherwise amended, restated, supplemented or otherwise modified) and to pay fees and expenses in connection with the transactions consummated on the Closing Date, ~~for ongoing working capital, capital expenditures and for other lawful corporate purposes of the Borrower and its Subsidiaries, including for acquisitions and (iii) to make distributions to certain holders of claims in accordance with the Plan of Reorganization,~~ (b) the Additional Refinancing Term Loans (as defined in the First Amendment) made on the First Amendment Effective Date shall be used to prepay in full the principal amount of all Existing Term Loans (as defined in the First Amendment), other than the Exchanged Term Loans (as defined in the First Amendment), (c) the Additional Refinancing Term Loans (as defined in the Fourth Amendment) made on the Fourth Amendment Effective Date shall be used to prepay in full the principal amount of all Existing Term Loans (as defined in the Fourth Amendment), other than the Exchanged Term Loans (as defined in the Fourth Amendment) and (d) the ~~Incremental~~ Revolving Facilities for ongoing working capital, capital expenditures and for other lawful corporate purposes of the Borrower and its Subsidiaries, including for acquisitions, and for the issuance of Letters of Credit for the accounts of the Borrower or any of its Restricted Subsidiaries.
6.12    Additional Guarantors. As of the date the Compliance Certificate referred to in Section 6.02 is required to be delivered, notify the Administrative Agent of any Restricted Subsidiary that is not a Guarantor and, by virtue of the definition of Guarantor would be required to be a Guarantor. Within 30 days of such notification, the Borrower shall cause any such Restricted Subsidiary to become a Guarantor by executing and delivering to the Administrative Agent a counterpart of the Guaranty or such other document as the Administrative Agent shall deem appropriate for such purpose.
6.13    Unrestricted Subsidiaries. Subject to the exclusions in the proviso in the definition of “Unrestricted Subsidiary”, any Restricted Subsidiary may be designated as an Unrestricted Subsidiary and any Unrestricted Subsidiary may be designated as a Restricted Subsidiary upon delivery to the Administrative Agent of written notice from the Borrower; provided that (a) immediately before and after such designation, no Default or Event of Default shall have occurred and be continuing, (b) other than for purposes of designating a Restricted Subsidiary as an Unrestricted Subsidiary in connection with a Permitted Securitization Program, immediately after giving effect to such designation, on a Pro Forma Basis, the Total Leverage Ratio shall be equal to or less than 2.50:1.00, (c) no Subsidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for purposes of any of the Priority Lien Notes Documents, ~~the ABL Credit Documents~~ or any documents evidencing any Permitted Refinancing Indebtedness or any Subordinated Indebtedness and (d) each Restricted Subsidiary to be designated as an Unrestricted Subsidiary and its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness other than Non-Recourse Debt. The designation of any Restricted Subsidiary as an Unrestricted Subsidiary shall constitute an Investment under Section 7.02 by the Borrower therein at the

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date of designation in an amount equal to the net book value of the Borrower’s investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Restricted Subsidiary existing at such time.
6.14    Preparation of Environmental Reports. If an Event of Default caused by reason of a breach under Sections 6.08 or 5.09 with respect to compliance with Environmental Laws shall have occurred and be continuing, at the reasonable request of the Required Lenders through the Administrative Agent, provide, in the case of the Borrower, to the Lenders within 60 days after such request, at the expense of the Borrower, an environmental or mining site assessment or audit report for the Properties which are the subject of such default prepared by an environmental or mining consulting firm reasonably acceptable to the Administrative Agent and indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance or remedial action in connection with such Properties and the estimated cost of curing any violation or non-compliance of any Environmental Law.
6.15    Certain Long Term Liabilities and Environmental Reserves. To the extent required by GAAP, maintain adequate reserves for (a) future costs associated with any lung disease claim alleging pneumoconiosis or silicosis or arising out of exposure or alleged exposure to coal dust or the coal mining environment, (b) future costs associated with retiree and health care benefits, (c) future costs associated with reclamation of disturbed acreage, removal of facilities and other closing costs in connection with closing its mining operations and (d) future costs associated with other potential environmental liabilities.
6.16    Covenant to Give Security.
(a)    Personal Property including IP of New Guarantors. Concurrently with any Restricted Subsidiary becoming a Guarantor pursuant to Section 6.12 (or a later date to which the Administrative Agent agrees), cause any such Restricted Subsidiary to (i) duly execute and deliver to the Collateral Trustee counterparts to the Security Agreement or such other document as the Administrative Agent or the Collateral Trustee shall reasonably deem appropriate for such purpose, (ii) to the extent that any Capital Stock in, or owned by, such Restricted Subsidiary is required to be pledged pursuant to the Security Agreement or the Gibraltar Pledge Agreement, deliver stock certificates, if any, representing such Capital Stock accompanied by undated stock powers or instruments of transfer executed in blank, (iii) to the extent that any Intellectual Property (as defined in the Security Agreement) owned by a Loan Party is required to be pledged pursuant to the Security Agreement but has not been pledged, deliver any supplements to the IP Security Agreements reasonably requested by the Administrative Agent or the Collateral Trustee and (iv) comply with all other requirements of the Security Agreement with respect to the Collateral of such Guarantor.
(b)    Real Property of New Guarantors.
(i)    New Real Property Identification. With respect to any Restricted Subsidiary becoming a Guarantor pursuant to Section 6.12, concurrently with such Restricted Subsidiary becoming a Guarantor (or a later date to which the Administrative Agent agrees),

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furnish to the Administrative Agent a description of all Material Real Property fee owned or leased by such Restricted Subsidiary.
(ii)    Material Real Property Mortgages and Flood Insurance. With respect to any Restricted Subsidiary becoming a Guarantor pursuant to Section 6.12, within the latest of (x) 90 days of such Restricted Subsidiary becoming a Guarantor and (y) a later date to which the Administrative Agent agrees, cause such Restricted Subsidiary to deliver (A) executed counterparts of one or more Mortgages on its Material Real Property in a form appropriate for recording in the applicable recording office, (B) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Building located on such Material Real Property and constituting Collateral and, if any such Building is located in special flood hazard area, (1) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto and (2) evidence of applicable flood insurance as required by Section 6.07(b)(i) if such Material Real Property constitutes Collateral, (C) legal opinions from counsel in such jurisdiction as the Material Real Property is located, each in form and substance reasonably satisfactory to Administrative Agent or the Collateral Trustee, (D) to the extent required by the Administrative Agent, evidence of the filing of as-extracted UCC-1 financing statements in the appropriate jurisdiction and (E) payment by the Borrower of all mortgage recording taxes and related charges required for the recording of such Mortgages.
(iii)    Consents Related to Leaseholds Concerning Material Real Property. With respect to any leasehold interest of any Restricted Subsidiary becoming a Guarantor pursuant to Section 6.12 that would constitute Material Real Property but for the need to obtain the consent of another Person (other than the Borrower or any Controlled Subsidiary) in order to grant a security interest therein, use commercially reasonable efforts to obtain such consent ~~for the later of (x)~~within the 120 day period commencing after such entity becomes a Guarantor ~~and (y) 225 days after the Closing Date~~, provided that there shall be no requirement to pay any sums to the applicable lessor other than customary legal fees and administrative expenses (it is understood, for avoidance of doubt, that, without limiting the foregoing obligations of the Borrower set forth in this Section 6.16(b)(iii), any failure to grant a security interest in any such leasehold interest as a result of a failure to obtain a consent shall not be a Default hereunder, and, for avoidance of doubt, the Borrower and its Restricted Subsidiaries shall no longer be required to use commercially reasonable efforts to obtain any such consent after such above-mentioned time period to obtain a consent has elapsed); provided further, it is understood that no such actions under this Section 6.16(b)(iii) shall be required for any such Material Real Property leased by a Loan Party as of the Seventh Amendment Effective Date.
(c)    Personal Property (including IP) Acquired by Borrower or Guarantors. Within the applicable time period set forth in the Security Agreement, shall, in the case of the Borrower, or cause any such Restricted Subsidiary otherwise, (i) to the extent that any Capital Stock in, or owned by, a Loan Party or Gibraltar Holdings is required to be pledged pursuant to the Security Agreement or the Gibraltar Pledge Agreement but has not been pledged, deliver stock certificates, if any, representing such Capital Stock accompanied by undated stock powers or instruments of transfer executed in blank to the Collateral Trustee and execute and deliver to the Collateral Trustee supplements to the Security Agreement, the Gibraltar Pledge Agreement or such other document as the Administrative Agent shall reasonably deem appropriate to pledge any such

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Capital Stock, (ii) to the extent that any Intellectual Property (as defined in the Security Agreement) owned by a Loan Party is required to be pledged pursuant to the Security Agreement but has not been pledged, deliver any supplements to the IP Security Agreements reasonably requested by the Administrative Agent and (iii) to the extent that a Lien on any asset of a Loan Party is required to be perfected pursuant to the Security Agreement but has not been perfected, take such additional actions as may be required pursuant to the Security Agreement in order to perfect the Lien of the Collateral Trustee on such asset.
(d)    Real Property Acquired by Borrower and Guarantors.
(i)     New Real Property Identification. As of the date the Compliance Certificate referred to in Section 6.02 is required to be delivered (or a later date to which the Administrative Agent agrees), with respect to each Loan Party, notify the Administrative Agent the acquisition of any Material Real Property fee owned or leased by such Loan Party.
(ii)    Material Real Property Mortgages and Supplements. Within the latest of (x) 90 days of the notification provided pursuant to Section 6.16(d)(i) (or a later date to which the Administrative Agent agrees), (y) 90 days after the ~~Closing~~Seventh Amendment Effective Date and (z) a later date to which the Administrative Agent agrees, cause such Loan Party to deliver the materials set forth in Section 6.16(b)(ii) with respect any such newly acquired Material Real Property, unless, in the judgment of the Administrative Agent, delivery of such materials is unnecessary to ensure the Secured Parties benefit from a perfected First Priority security interest in such Material Real Property in favor of the Collateral Trustee and such flood insurance (it is understood that in lieu of any new Mortgage, mortgage supplements or any other security documents may be delivered if reasonably acceptable to the Administrative Agent).
(iii)    Consents Related to Leaseholds Concerning Material Real Property. With respect to the acquisition of any leasehold interest by any Restricted Subsidiary that would constitute Material Real Property but for the need to obtain the consent of another Person (other than the Borrower or any Controlled Subsidiary) in order to grant a security interest therein, use commercially reasonable efforts to obtain such consent ~~for the later of (x)~~within the 120 day period commencing on the date of the notification provided pursuant to Section 6.16(d)(i)~~and (y) 225 days after the Closing Date,~~, provided that there shall be no requirement to pay any sums to the applicable lessor other than customary legal fees and administrative expenses (it is understood, for avoidance of doubt, that, without limiting the foregoing obligations of the Borrower set forth in this Section 6.16(d)(iii), any failure to grant a security interest in any such leasehold interest as a result of a failure to obtain a consent shall not be a Default hereunder, and, for avoidance of doubt, the Borrower and its Restricted Subsidiaries shall no longer be required to use commercially reasonable efforts to obtain any such consent after such above-mentioned time period to obtain a consent has elapsed); provided further, it is understood that no such actions under this Section 6.16(d)(iii) shall be required for any such Material Real Property leased by a Loan Party as of the Seventh Amendment Effective Date..
(e)    Further Assurances. Subject to any applicable limitation in any Security Documents, upon request of the Administrative Agent, at the expense of the Borrower, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may deem necessary or desirable in obtaining the full benefits of, or (as

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applicable) in perfecting and preserving the Liens of, the Security Documents, including the filing of financing statements necessary or advisable in the opinion of the Administrative Agent or the Collateral Trustee to perfect any security interests created under the Security Documents. Notwithstanding anything herein or in any other Security Document to the contrary, Administrative Agent is hereby authorized to deliver additional directions in writing to the Collateral Trustee from time to time (it being agreed that each such direction shall constitute an Act of Required Secured Parties under the Collateral Trust Agreement, and, by its execution hereof, Lenders constituting Required Lenders shall be deemed to have provided written consent to each such direction) authorizing and directing the Collateral Trustee to execute additional Security Documents and amendments thereto (in each case, covering additional or new property or assets, as determined in the Administrative Agent’s sole discretion).
(f)    Collateral Principles. Notwithstanding anything to the contrary in any Loan Document, (i) except as contemplated by the Gibraltar Pledge Agreement or with respect to the pledge of intercompany loans (including the PIC Intercompany Note), no actions in any non-U.S. jurisdiction or required by the Requirement of Law of any non-U.S. jurisdiction shall be required in order to create any security interests in assets located or titled outside of the U.S. (it being understood that, except for the Gibraltar Pledge Agreement, there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction), (ii) the Administrative Agent in its discretion may grant extensions of time for the creation or perfection of security interests in, and Mortgages on, or taking other actions with respect to, particular assets where it reasonably determines in consultation with the Borrower, that the creation or perfection of security interests and Mortgages on, or taking other actions, cannot be accomplished without undue delay, burden or expense by the time or times at which it would otherwise be required by this Agreement or the Security Documents and (iii) any Liens required to be granted from time to time pursuant to Security Documents and this Agreement on assets of the Loan Parties or Gibraltar Holdings to secure to the Secured Obligations shall exclude the Excluded Assets.
(g)    Junior Lien Indebtedness Guarantees and Collateral. Without limitation of (and subject to) any provision in the Collateral Trust Agreement, if the Junior Collateral Trustee or any holder of Junior Lien Indebtedness receive any additional guaranty or any additional collateral in connection with the Junior Lien Indebtedness after the ~~Closing~~Seventh Amendment Effective Date, without limitation of any Event of Default that may arise as a result thereof, the Loan Parties shall, concurrently therewith, cause the same to be granted to the Administrative Agent or the Collateral Trustee, as applicable, for its own benefit and the benefit of the Secured Parties.
6.17    Maintenance of Ratings. Use commercially reasonable efforts to maintain (i) a public corporate family rating issued by Moody’s and a public corporate credit rating issued by S&P and (ii) a public credit rating from each of Moody’s and S&P with respect to the Term Loans.
6.18    Post Closing Covenants. Cause to be delivered or performed the documents and other agreements and actions set forth on Schedule 6.18 within the time frame specified on such Schedule 6.18.

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6.19    ERISA. Except, in each case, to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect, comply with the provisions of ERISA, the Code, and other Laws applicable to the Plans.
Article VII.
NEGATIVE COVENANTS
Until Payment in Full, the Borrower shall not, nor shall it permit any Restricted Subsidiary to, directly or indirectly:
7.01    Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:
(a)    Liens pursuant to any Loan Document;
(b)    Liens existing on the ~~date hereof~~Seventh Amendment Effective Date and (other than any individual Lien that secures obligations of less than $2,000,000) set forth on Schedule 7.01 and any renewals, extensions, modifications, restatements or replacements thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except with respect to any Permitted Refinancing Increase and (iii) any renewal, extension, modification, restatement or replacement of the obligations secured or benefited thereby is permitted by Section 7.03;
(c)    Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;
(d)    landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings;
(e)    pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and employee health and disability benefit legislations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;
(f)    (i) Liens (including deposits) to secure the performance of bids, trade contracts and leases (other than Indebtedness), reclamation bonds, insurance bonds, statutory obligations, surety and appeal bonds, performance bonds, bank guarantees and letters of credit and other obligations of a like nature incurred in the ordinary course of business, (ii) Liens on assets to secure obligations under surety bonds obtained as required in connection with the entering into of federal coal leases or (iii) Liens created under or by any turnover trust;
(g)    easements, rights-of-way, zoning restrictions, other restrictions and other similar encumbrances which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

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(h)    Liens securing attachments or judgments for the payment of money not constituting an Event of Default under Section 8.01(h) or securing appeal or surety bonds related to such attachments or judgments;
(i)    Liens securing Indebtedness of the Borrower and its Restricted Subsidiaries permitted by Section 7.03(k); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, any other property which may be incorporated with or into that financed property or any after-acquired title in or on such property and proceeds of the existing collateral in accordance with the instrument creating such Lien, including replacement parts, accessories or enhancements that are affixed to any leased goods and (ii) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such property at the time it was acquired (it being understood that Liens of the type described in this subsection (i) incurred by a Restricted Subsidiary before such time as it became a Restricted Subsidiary are permitted under this subsection (i));
(j)    Liens on property or assets acquired in a transaction permitted by Section 7.02 or of a Person which becomes a Restricted Subsidiary after the date hereof; provided that (i) such Liens existed at the time such property or assets were acquired or such entity became a Subsidiary and were not created in anticipation thereof, (ii) such Liens do not extend to any other property or assets of such Person (other than the proceeds of the property or assets initially subject to such Lien) or of the Borrower or any Restricted Subsidiary and (iii) the amount of Indebtedness secured thereby is not increased;
(k)    Liens on the property of the Borrower or any of its Subsidiaries, as a tenant under a lease or sublease entered into in the ordinary course of business by such Person, in favor of the landlord under such lease or sublease, securing the tenant’s performance under such lease or sublease, as such Liens are provided to the landlord under applicable law and not waived by the landlord;
(l)    Liens (including those arising from precautionary UCC financing statement filings and those which are security interests for purposes of the Personal Property Securities Act of 2009 (Cth)) with respect to bailments, operating leases or consignment or retention of title arrangements entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business;
(m)    Liens securing Indebtedness permitted under Section 7.03(c), to the extent that the Indebtedness being refinanced was originally secured in accordance with this Section 7.01, provided that such Lien does not apply to any additional property or assets of the Borrower or any Restricted Subsidiary (other than property or assets within the scope of the original granting clause or the proceeds of the property or assets subject to such Lien);
(n)    Liens securing Indebtedness or other obligations of a non-Guarantor Restricted Subsidiary to the Borrower or a Guarantor;
(o)    leases, subleases, licenses and rights-of-use granted to others incurred in the ordinary course of business and that do not materially and adversely affect the use of the property encumbered thereby for its intended purpose;

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(p)    (i) Liens in favor of a banking institution arising by operation of law or any contract encumbering deposits (including the right of set-off) held by such banking institutions incurred in the ordinary course of business and which are within the general parameters customary in the banking industry or (ii) contractual rights of setoff to the extent constituting Liens;
(q)    Liens on Capital Stock of any Unrestricted Subsidiary, solely to the extent such Capital Stock does not constitute Collateral;
(r)    Liens on Receivables Assets pursuant to any Permitted Securitization Programs or under any other agreement under which such receivables or rights are transferred in a manner permitted hereunder (to the extent, in each case, that any such Disposition of receivables is deemed to give rise to a Lien);
(s)    Liens in favor of an escrow agent arising under an escrow arrangement incurred in connection with the issuance of notes with respect to the proceeds of such notes and anticipated interest expenses with respect to such notes;
(t)    Liens securing Incremental ~~Notes~~Equivalent Debt, Refinancing ~~Notes~~Debt or Permitted Refinancing Indebtedness of the foregoing; provided that (i) such Liens rank junior or pari passu with the Liens securing the Secured Obligations pursuant to the Security Documents, (ii) the rights of the holders of the Incremental ~~Notes~~Equivalent Debt, Refinancing ~~Notes~~Debt or such Permitted Refinancing Indebtedness are subject to the Collateral Trust Agreement with respect to such Liens, (iii) such Liens encumber only the assets, or a subset of the assets, that secure the Secured Obligations and (iv) for the avoidance of doubt, Liens shall only be permitted under this Section 7.01(t) to the extent that the Incremental ~~Notes~~Equivalent Debt, Refinancing ~~Notes~~Debt or Permitted Refinancing Indebtedness are permitted to be secured under Section 7.03;
(u)    Permitted Real Estate Encumbrances;
(v)    [reserved];
(w)    subject to the Collateral Trust Agreement, Liens on the Collateral in favor of the Collateral Trustee for the benefit of holders of Priority Lien Notes Indebtedness securing the Priority Lien Notes Indebtedness permitted pursuant to Section 7.03(o);
(x)    Liens on assets of Foreign Subsidiaries securing Indebtedness of Foreign Subsidiaries;
(y)    other Liens securing Indebtedness or obligations of the Loan Parties in an aggregate amount at any time outstanding not to exceed $75,000,000;
(z)    ~~prior to the incurrence of any Incremental Revolving Commitments, Liens on assets securing any ABL Facility to the extent such Liens are subject to an ABL Intercreditor Agreement~~[reserved]; and
(aa)    (x) Production Payments, royalties, dedication of reserves under supply agreements or similar or related rights or interests granted, taken subject to, or otherwise imposed on properties or (y) cross charges, Liens or security arrangements entered into in respect of a Joint Venture for

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the benefit of a participant, manager or operator of such Joint Venture, in each case, consistent with normal practices in the mining industry.
7.02    Investments. Make any Investments, except:
(a)    Investments held by the Borrower or such Restricted Subsidiary in the form of cash or Cash Equivalents;
(b)    advances to officers, directors and employees of the Borrower and Subsidiaries in an aggregate amount not to exceed $5,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;
(c)    Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;
(d)    Investments (including debt obligations and Capital Stock) received in satisfaction of judgments or in connection with the bankruptcy or reorganization of suppliers and customers of the Borrower and its Restricted Subsidiaries and in settlement of delinquent obligations of, and other disputes with, such customers and suppliers arising in the ordinary course of business;
(e)    (i) Investments in the nature of Production Payments, royalties, dedication of reserves under supply agreements or similar or related rights or interests granted, taken subject to, or otherwise imposed on properties, (ii) cross charges, Liens or security arrangements entered into in respect of a Joint Venture for the benefit of a participant, manager or operator of such Joint Venture or (iii) payments or other arrangements whereby the Borrower or a Restricted Subsidiary provides a loan, advance payment or guarantee in return for future coal deliveries, in each case consistent with normal practices in the mining industry;
(f)    Investments in existence on the ~~Closing~~Seventh Amendment Effective Date and (other than individual Investments the amount of which is less than $2,000,000) listed on Schedule 7.02 and extensions, renewals, modifications, restatements or replacements thereof; provided that no such extension, renewal, modification, restatement or replacement shall increase the amount of such Investment except, in the case of a loan, by an amount equal to any Permitted Refinancing Increase;
(g)    (i) promissory notes and other similar non-cash consideration received by the Borrower and its Subsidiaries in connection with Dispositions not otherwise prohibited under this Agreement and (ii) Investments received in compromise or resolution of (A) obligations of trade creditors or customers that were incurred in the ordinary course of business of the Borrower and its Subsidiaries, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer, (B) litigation, arbitration or other disputes or (C) the foreclosure with respect to any secured investment or other transfer of title with respect to any secured investment;
(h)    Investments in any assets constituting a business unit received by the Borrower or its Subsidiaries by virtue of a Permitted Asset Swap or acquired as a Capital Expenditure;

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(i)    Hedging Agreements or Cash Management Obligations permitted under Section 7.03(e);
(j)    Investments consisting of purchases of the Priority Lien Notes to the extent not prohibited hereunder;
(k)    Investments by the Borrower or any Restricted Subsidiary in Restricted Subsidiaries, and Investments by any Restricted Subsidiary in the Borrower; provided that Investments by a Loan Party in Restricted Subsidiaries that are not Loan Parties, when aggregated with Indebtedness made by any Loan Party to a non-Loan Party Restricted Subsidiary pursuant to Section 7.03(f) (other than Pledged Intercompany Indebtedness ~~subject to the second proviso of such Section~~) and Disqualified Equity Interests issued by a ~~non-Party~~non-Loan Party Restricted Subsidiary to a Loan Party pursuant to Section 7.03(f) and Investments made pursuant Section 7.02(n)(iii), shall not in the aggregate exceed the greater of $100,000,000 and ~~1.25~~2.5% of Consolidated Net Tangible Assets;
(l)    Investments by the Borrower or any Restricted Subsidiary in Unrestricted Subsidiaries and Joint Ventures in an aggregate amount not to exceed the greater of $250,000,000 and ~~3.5~~6.5% of Consolidated Net Tangible Assets;
(m)    additional Investments by the Borrower or any Restricted Subsidiary (i) in an aggregate amount not to exceed the greater of $100,000,000 and ~~1.25~~2.5% of Consolidated Net Tangible Assets plus (ii) so long as no Event of Default is continuing immediately prior to making such Investment or would result therefrom, an amount equal to the Cumulative Amount;
(n)    any acquisition of all or substantially all the assets of, or all of the Equity Interests in, or merger, consolidation or amalgamation with, a Person or division ~~or~~, line of business or product line of a Person if (i) no Event of Default is continuing immediately prior to making such Investment or would result therefrom, (ii) each applicable Loan Party and any such newly created or acquired Restricted Subsidiary shall, or will within the times specified therein, have complied with the applicable requirements of Section 6.16, if any, and (iii) in respect of an acquisition of targets that will not become Loan Parties or assets that will not be acquired by Loan Parties, the aggregate amount of such Investments, when taken together with Indebtedness of a non-Loan Party Restricted Subsidiary made by any Loan Party ~~to a non-Loan Party~~ pursuant to Section 7.03(f) (other than Pledged Intercompany Indebtedness ~~subject to the second proviso of such Section~~) and Disqualified Equity Interests issued by a ~~non-Party~~non-Loan Party Restricted Subsidiary to a Loan Party pursuant to Section 7.03(f) and Investments by a Loan Party in non-Loan ~~Parties~~Party Restricted Subsidiaries made pursuant to Section 7.02(k), shall not in the aggregate exceed the greater of $100,000,000 and ~~1.25~~2.5% of Consolidated Net Tangible Assets;
(o)    Investments acquired as a capital contribution to the Borrower, or made in exchange for, or out of the net cash proceeds of, a substantially concurrent offering of Qualified Equity Interests of the Borrower;
(p)    ~~[reserved];~~Investments set forth on Schedule 1.01(f) made by the Borrower or a Restricted Subsidiary in connection with the PRB-CO Joint Venture Transaction.

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(q)    (i) receivables owing to the Borrower or any Restricted Subsidiary if created or acquired in the ordinary course of business, (ii) endorsements for collection or deposit in the ordinary course of business and (iii) securities, instruments or other obligations received in compromise or settlement of debts created in the ordinary course of business, or by reason of a composition or readjustment of debts or reorganization of another Person, or in satisfaction of claims or judgments;
(r)    Investments made pursuant to surety bonds, reclamation bonds, performance bonds, bid bonds, appeal bonds and related letters of credit or similar obligations, in each case, to the extent such surety bonds, reclamation bonds, performance bonds, bid bonds, appeal bonds, related letters of credit and similar obligations are permitted under this Agreement;
(s)    Investments consisting of indemnification obligations in respect of performance bonds, bid bonds, appeal bonds, surety bonds, reclamation bonds and completion guarantees and similar obligations under any Mining Law or Environmental Law or with respect to workers’ compensation benefits, in each case entered into in the ordinary course of business, and pledges or deposits made in the ordinary course of business in support of obligations under existing coal sales contracts (and extensions or renewals thereof on similar terms); and
(t)    Investments arising as a result of any Permitted Securitization Program.
7.03    Indebtedness. Create, incur, assume or suffer to exist any Indebtedness except:
(a)    Indebtedness arising under the Loan Documents (including any Incremental Facility or Refinancing Facility);
(b)    Indebtedness outstanding on the ~~date hereof~~Seventh Amendment Effective Date and (other than any individual obligation with respect to such Indebtedness that is less than $2,000,000) listed on Schedule 7.03;
(c)    any Permitted Refinancing Indebtedness of Indebtedness permitted under Section 7.03(b) or of Indebtedness subsequently incurred under this Section 7.03(c);
(d)    Guarantees of the Borrower or any Restricted Subsidiary in respect of Indebtedness otherwise permitted hereunder of the Borrower or any such Restricted Subsidiary;
(e)    Indebtedness in respect of (i) Cash Management Obligations incurred in the ordinary course of business and (ii) Hedging Agreements incurred in the ordinary course of business, consistent with prudent business practice;
(f)    (i) Indebtedness of the Borrower and any Restricted Subsidiary to any Restricted Subsidiary and of any Restricted Subsidiary to the Borrower and (ii) Disqualified Equity Interests of a Restricted Subsidiary issued to the Borrower or another Restricted Subsidiary; provided that, (a) any such Indebtedness extended by any Loan Party or any non-Loan Party to a Loan Party must be subordinated to the Secured Obligations on customary terms and (b) Indebtedness ~~made by any Loan Party to~~of a non-Loan Party Restricted Subsidiary made by a Loan Party pursuant to this Section 7.03(f) and any Disqualified Equity Interests of a non-Loan Party Restricted

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Subsidiary issued to a Loan Party, together with Investments by a Loan Party in non-Loan ~~Parties~~Party Restricted Subsidiaries made pursuant to Section 7.02(k) and Investments made pursuant to Section 7.02(n)(iii), shall not in the aggregate exceed the greater of $100,000,000 and ~~1.25~~2.5% of Consolidated Net Tangible Assets; provided further, that notwithstanding the foregoing, the Indebtedness extended pursuant to the PIC Intercompany Loan Agreement and any other Indebtedness extended by any Loan Party to any non-Loan Party Restricted Subsidiary shall be permitted (and shall not be subject to the cap in the immediately preceding proviso) so long as such Indebtedness is evidenced by a promissory note, in form and substance reasonably satisfactory to the Administrative Agent (it being acknowledged that the PIC Intercompany Note is satisfactory to the Administrative Agent), and such promissory note shall be pledged to the Collateral Trustee as Collateral (such debt, “Pledged Intercompany Indebtedness”);
(g)    [reserved];
(h)    Guarantees by the Borrower or any Restricted Subsidiary of borrowings by current or former officers, managers, directors, employees or consultants in connection with the purchase of Equity Interests of the Borrower by any such person in an aggregate principal amount not to exceed $2,000,000 at any one time outstanding;
(i)    ~~(i)~~ Indebtedness incurred in connection with any Permitted Securitization Program ~~or (ii) prior to the incurrence of any Incremental Revolving Commitments, Indebtedness incurred in connection with any ABL Facility to the extent such Indebtedness is subject to the ABL Intercreditor Agreement~~;
(j)    Indebtedness incurred or assumed in connection with Permitted Acquisitions and other permitted Investments consisting of the purchase of a business unit, line of business or a division of a Person or all or substantially all of the assets or all of the Capital Stock of another Person; provided that, after giving effect to the incurrence thereof on a Pro Forma Basis, (i) if such Indebtedness is (or is intended to be) secured by the Collateral on a pari passu basis, the First Lien Leverage Ratio is equal to or less than 1.75 to 1.00 and (ii) if such Indebtedness is secured by the Collateral on a junior-lien basis or unsecured, (a) the Total Leverage Ratio is equal to or less than 2.50 to 1.00 or (b) the Total Leverage Ratio is less than immediately prior to such incurrence; provided that Indebtedness incurred by any non-Loan Party pursuant to this Section 7.03(j) shall not in the aggregate exceed the greater of $100,000,000 and ~~1.25~~2.5% of Consolidated Net Tangible Assets;
(k)    Indebtedness of the Borrower or any Restricted Subsidiary Incurred to finance the acquisition, construction or improvement of any assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets before the acquisition thereof; provided that the aggregate principal amount at any time outstanding of any Indebtedness incurred pursuant to this clause, including all Permitted Refinancing Debt Incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause, may not exceed the greater of (a) $~~150 million~~150,000,000 or (b) ~~2.0~~3.5% of Consolidated Net Tangible Assets; provided that such amount may be increased by the then-outstanding principal amount of any operating lease in existence on the ~~Closing~~Seventh Amendment Effective Date that is actually restructured to a Capital Lease after the ~~Closing~~Seventh Amendment Effective Date;

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(l)    Indebtedness of non-Loan Party Restricted Subsidiaries in an aggregate amount not to exceed $75,000,000;
(m)    Indebtedness of Loan Parties constituting (A) unsecured senior or senior subordinated debt securities, (B) debt securities that are secured by a Lien ranking junior to the Liens securing the Secured Obligations or (C) debt securities that are secured by a Lien ranking pari passu with the Liens securing the Secured Obligations in an aggregate principal amount, which when all amounts under clauses (A), (B) and (C) above are added to the aggregate principal amount of all the other Incremental Debt outstanding does not exceed the Incremental Debt Cap (such Indebtedness, the “Incremental Notes”); provided that (1) with respect to Indebtedness of Loan Parties incurred under clause (m)(C) hereof, (x) the final stated maturity of such Indebtedness shall not be sooner than the Maturity Date , (y) the weighted average life to maturity of such Indebtedness is greater than or equal to the weighted average life to maturity of the Term Loans and any other Incremental Facilities and Refinancing Facilities, and (z) such Indebtedness shall not be subject to any mandatory prepayment, repurchase or redemption provisions, unless the prepayment, repurchase or redemption of such Indebtedness is accompanied by the prepayment of a pro rata portion of the outstanding principal of the Term Loans hereunder pursuant to Section 2.05 hereof, (2) with respect to Indebtedness of Loan Parties incurred under clause (m)(A) or (m)(B) hereof, (x) the final stated maturity of such Indebtedness shall not be sooner than 180 days after the Maturity Date , (y) the weighted average life to maturity of such Indebtedness is greater than the weighted average life to maturity of the Term Loans and any other Incremental Facilities and Refinancing Facilities and (z) such Indebtedness does not have scheduled amortization or payments of principal and shall not be subject to mandatory redemption, repurchase, prepayment or sinking fund obligations (other than pursuant to customary asset sale, event of loss, excess cash flow (provided that such excess cash flow sweep does not require the application of any excess cash flow that would otherwise be required to be applied to the prepayment of the Term Loans pursuant to Section 2.05(g) hereof), change of control prepayment provisions and a customary acceleration right after an event of default), in each case prior to the Maturity Date at the time such Indebtedness is incurred, (3) no Default or Event of Default shall have occurred or be continuing at the time of occurrence of such Indebtedness or would result therefrom, (4) to the extent secured, (x) such Indebtedness shall not be secured by a Lien on any asset of the Borrower and its Restricted Subsidiaries that does not also secure the Term Loan Facility and (y) such Indebtedness shall be subject to the Collateral Trust Agreement and (5) to the extent guaranteed, such Indebtedness shall not be guaranteed by a Restricted Subsidiary that is not a Guarantor of the Secured Obligations;
(n)    (i) Indebtedness of Loan Parties constituting (A) unsecured senior or senior subordinated debt securities, (B) debt securities that are secured by a Lien ranking junior to the Liens securing the Secured Obligations or (C) debt securities that are secured by a Lien ranking pari passu with the Liens securing the Secured Obligations in an aggregate principal amount, which Refinances some or all of the Term Loans incurred hereunder and has an aggregate principal amount which does not exceed the principal amount of the Term Loans hereunder which are being Refinanced except with respect to any Permitted Refinancing Increase (such Indebtedness, the “Refinancing ~~Notes~~Debt”); provided that (1) with respect to Refinancing ~~Notes~~Debt incurred under clause (n)(C) hereof, (x) the final stated maturity of such Refinancing ~~Notes~~Debt shall not be sooner than the Maturity Date , (y) the weighted average life to maturity of such Refinancing ~~Notes~~Debt is greater than or equal to the weighted average life to maturity of the Term Loans and any other Incremental Facilities and Refinancing Facilities, and (z) such Refinancing ~~Notes~~Debt

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shall not be subject to any mandatory prepayment, repurchase or redemption provisions, unless the prepayment, repurchase or redemption of such Indebtedness is accompanied by the prepayment of a pro rata portion of the outstanding principal of the Term Loans hereunder pursuant to Section 2.05 hereof, (2) with respect to Refinancing ~~Notes~~Debt incurred under clause (n)(A) or (n)(B) hereof, (x) the final stated maturity of such Refinancing ~~Notes~~Debt shall not be sooner than 180 days after the Maturity Date , (y) the weighted average life to maturity of such Refinancing ~~Notes~~Debt is greater than the weighted average life to maturity of the Term Loans and any other Incremental Facilities and Refinancing Facilities and (z) such Refinancing ~~Notes do~~Debt does not have scheduled amortization or payments of principal and shall not be subject to mandatory redemption, repurchase, prepayment or sinking fund obligations (other than pursuant to customary asset sale, event of loss, excess cash flow (provided that such excess cash flow sweep does not require the application of any excess cash flow that would otherwise be required to be applied to the prepayment of the Term Loans pursuant to Section 2.05(g) hereof), change of control prepayment provisions and a customary acceleration right after an event of default), in each case prior to the Maturity Date at the time such Refinancing ~~Notes are~~Debt is incurred, (3) no Default or Event of Default shall have occurred or be continuing at the time of occurrence of such Refinancing ~~Notes~~Debt or would result therefrom, (4) to the extent secured, (x) such Indebtedness shall not be secured by a Lien on any asset of the Borrower and its Restricted Subsidiaries that does not also secure the Term Loan Facility and (y) such Indebtedness shall be subject to the Collateral Trust Agreement, and (5) to the extent guaranteed, such Indebtedness shall not be guaranteed by a Restricted Subsidiary that is not a Guarantor of the Secured Obligations;
(o)    Priority Lien Notes Indebtedness in an aggregate principal amount, including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this Section 7.03(o), not to exceed $1,000,000,000 (plus any Permitted Refinancing Increase in respect thereof) at any one time outstanding; provided that (x) such Indebtedness shall not be secured by a Lien on any asset of the Borrower and its Restricted Subsidiaries that does not also secure the Term Loan Facility, (y) such Indebtedness shall be subject to the Collateral Trust Agreement and (z) such Indebtedness shall not be guaranteed by a Restricted Subsidiary that is not a Guarantor of the Secured Obligations;
(p)    [reserved];
(q)    additional Indebtedness of the Loan Parties in an amount not to exceed the greater of $150,000,000 and ~~2.0~~3.5% of Consolidated Net Tangible Assets in the aggregate at any time outstanding;
(r)    Indebtedness of the Borrower or any Restricted Subsidiary in connection with one or more standby or trade-related letters of credit, performance bonds, bid bonds, appeal bonds, bankers acceptances, insurance obligations, reclamation obligations, bank guarantees, surety bonds, completion guarantees or other similar bonds and obligations, including self-bonding arrangements, issued by the Borrower or a Restricted Subsidiary, in each case, in the ordinary course of business or pursuant to self-insurance obligations and not in connection with the borrowing of money or the obtaining of advances;
(s)    Indebtedness arising from agreements of the Borrower or any Restricted Subsidiaries providing for indemnification, adjustment of purchase price, earnouts or similar

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obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business, assets or any Subsidiary;
(t)    Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business;
(u)    Indebtedness of the Borrower or any Restricted Subsidiary consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations contained in supply or other arrangements; and
(v)    any transaction permitted under Section 7.16.
7.04    Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets (whether now owned or hereafter acquired) of the Borrower and its Restricted Subsidiaries, taken as a whole, to or in favor of any Person, except that, if no Default exists or would immediately result therefrom:
(a)    any Subsidiary may merge or consolidate with (i) the Borrower, provided that the Borrower shall be the continuing or surviving Person or (ii) any one or more other Subsidiaries, provided that (A) when any wholly-owned Subsidiary is merging with another Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving Person, (B) when any Restricted Subsidiary is merging with any other Subsidiary, the continuing or surviving Person (unless such surviving Person could otherwise be designated an Unrestricted Subsidiary hereunder) shall be a Restricted Subsidiary, (C) when any Foreign Subsidiary is merging with any Domestic Subsidiary, the continuing or surviving Person shall be the Domestic Subsidiary and (D) when any Guarantor is merging with any other Subsidiary, the continuing or surviving Person shall be a Guarantor (and shall not be a Specified Subsidiary);
(b)    any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Subsidiary; provided that (i) if the transferor in such a transaction is a Restricted Subsidiary, then the transferee must either be the Borrower or another Restricted Subsidiary (unless such Disposition would otherwise be permitted as an Investment in an Unrestricted Subsidiary), (ii) if the transferor is a Domestic Subsidiary, then the transferee must either be the Borrower or another Domestic Subsidiary and (iii) if the transferor is a Guarantor, then the transferee must either be the Borrower or another Guarantor (and shall not be a Specified Subsidiary);
(c)    the Borrower and any Restricted Subsidiary may merge or consolidate with any other Person in a transaction in which the Borrower or the Restricted Subsidiary, as applicable, is the surviving or continuing Person; provided that, (i) the Borrower may not merge or consolidate with a Restricted Subsidiary unless the Borrower is the surviving or continuing Person and (ii) such merger or consolidation is permitted under Section 7.02(n) hereof; and
(d)    any Restricted Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and not materially disadvantageous to the Lenders and the assets, if any, of any Restricted Subsidiary so

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liquidated or dissolved are transferred (x) to another Restricted Subsidiary or the Borrower and (y) to a Guarantor (that is not a Specified Subsidiary) or the Borrower if such liquidated or dissolved Restricted Subsidiary is a Guarantor.
7.05    Dispositions. Make any Disposition or enter into any agreement to make any Disposition (other than Dispositions permitted pursuant to Sections 7.01, 7.04~~(a) - (d)~~ and 7.06), except:
(a)    Dispositions of surplus, obsolete, used or worn out property or other property that, in the reasonable judgment of the Borrower, is no longer useful in its business (but excluding any real property);
(b)    (i) Dispositions of inventory, equipment or accounts receivable in the ordinary course of business and (ii) Dispositions of accounts receivable in connection with a factoring facility in an aggregate outstanding principal amount not to exceed $25,000,000 at any time entered into by a ~~non-Guarantor~~non-Loan Party Restricted Subsidiary ~~of the Borrower~~ undertaken consistent with past practice or in the ordinary course of business;
(c)    Dispositions of the assets set forth on Schedule 7.05;
(d)    Dispositions of cash and Cash Equivalents pursuant to transactions permitted under this Agreement (including pursuant to Section 7.02) or otherwise in the ordinary course of business;
(e)    Dispositions of Receivables Assets pursuant to Permitted Securitization Programs;
(f)    (A) the sale of defaulted receivables in the ordinary course of business and not as part of a Permitted Securitization Program and (B) Dispositions of receivables in connection with the compromise, settlement or collection thereof in the ordinary course of business or in bankruptcy or similar proceeding;
(g)    licensing, sublicensing and cross-licensing arrangements involving any technology or other intellectual property of the Borrower or any Restricted Subsidiary in the ordinary course of business or lapse or abandonment of intellectual property rights in the ordinary course of business that, in the reasonable judgment of the Borrower, is no longer useful in its business;
(h)    Permitted Asset Swaps;
(i)    (A) the grant in the ordinary course of business of any non-exclusive easements, permits, licenses, rights of way, surface leases or other surface rights or interests and (B) any lease, sublease or license of assets (with ~~a Loan Party~~the Borrower or a Restricted Subsidiary as the lessor, sublessor or licensor) in the ordinary course of business;
(j)    (i) transfers of condemned property as a result of the exercise of “eminent domain” or other similar policies or (ii) transfers of properties that have been subject to a casualty event or act of god;
(k)    if immediately after giving effect to such Disposition, (i) no Event of Default has occurred and is continuing, (ii) the consideration received for such Disposition shall be in an

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amount at least equal to the fair market value thereof as reasonably determined by the Borrower in good faith and (iii) at least 75% of the consideration for such Dispositions undertaken pursuant to this Section 7.05(k) shall be paid in cash or Cash Equivalents, provided that, for purposes of this provision, each of the following shall be deemed to be cash:
(A)    any securities, notes, other obligations or assets received by the Borrower or any Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents within 180 days of the receipt thereof, to the extent of the cash or Cash Equivalents received in that conversion;
(B)    any liabilities of the Borrower or any Restricted Subsidiary (other than contingent liabilities) that are assumed by the transferee of any such assets and as a result of which the Borrower or such Restricted Subsidiary is released from further liability; and
(C)    any Designated Non-Cash Consideration received by the Borrower or any of its Restricted Subsidiaries in such Disposition; provided that the quantity equal to (1) the aggregate fair market value of such Designated Non-Cash Consideration, as reasonably determined by the Borrower in good faith, taken together with the fair market value at the time of receipt of all other Designated Non-Cash Consideration received pursuant to this clause (~~B~~C) minus (2) the amount of Net Proceeds previously realized in cash from prior Designated Non-Cash Consideration shall not exceed $25,000,000;
(l)    any Investment permitted pursuant to Sections 7.02(l) ~~or~~, 7.02(m) or 7.02(p), which constitutes a Disposition;
(m)    Dispositions that do not constitute Asset Sales;
(n)    to the extent allowable under Section 1031 of the Code, or any comparable or successor provision, any like kind exchange of property for use in a Similar Business;
(o)    (i) any surrender or waiver of contractual rights or the settlement, release, or surrender of contractual rights or other litigation claims in the ordinary course of business or (ii) any settlement, discount, write off, forgiveness, or cancellation of any Indebtedness owing by any present or former directors, officers, or employees of the Borrower or` any Restricted Subsidiary or any of their successors or assigns;
(p)    the unwinding or termination of any Hedging Obligations or Cash Management Obligations; ~~and~~
(q)    ~~(q)~~    the sale of assets by the Borrower and its Restricted Subsidiaries consisting of Real Property solely to the extent that such Real Property is not necessary for the normal conduct of operations of the Borrower and its Restricted Subsidiaries~~.~~; and
(r)    Dispositions between a Loan Party and a non-Loan Party Restricted Subsidiary to the extent such Disposition would be permitted by Section 7.02(k).
7.06    Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment except that:

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(a)    (i) each Subsidiary may make Restricted Payments to the Borrower, the Subsidiaries and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made or as otherwise required pursuant to its Organizational Documents and (ii) as of and following the ~~Closing~~Seventh Amendment Effective Date, (A) the Borrower and each Subsidiary may make payments and prepayments of principal or interest on account of intercompany Indebtedness owing to the Borrower or any other Loan Party and (B) each non-Loan Party Subsidiary may make payments and prepayments of principal or interest on account of intercompany Indebtedness owing to any non-Loan Party Subsidiary;
(b)    the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other Equity Interests of such Person or another Subsidiary;
(c)    the Borrower may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issuance of new shares of common stock or other Qualified Equity Interests of the Borrower;
(d)    the Borrower or any of its Subsidiaries may purchase (i) Equity Interests in any Loan Party or options with respect thereto held by directors, officers or employees of the Borrower or any Restricted Subsidiary (or their estates or authorized representatives) in connection with (A) the death, disability or termination of employment of any such director, officer or employee or (B) any benefit or incentive plans to provide funds for the payment of any Tax or other amounts owing by such directors, officers or employees upon vesting of the Equity Interests or options provided under such plans; and (ii) Equity Interests in any Loan Party for future issuance under any employee stock plan; provided that (a) no Event of Default has occurred and is continuing at the time of such purchase and (b) for both clauses (i) and (ii), the aggregate cash consideration paid therefor in any twelve-month period ~~after the Closing Date~~ shall not exceed $5,000,000 in the aggregate;
(e)    so long as no Event of Default shall have occurred and be continuing or would result therefrom, the Borrower and its Subsidiaries may make Restricted Payments (i) after the Closing Date and prior to the First Amendment Effective Date in an amount not to exceed $50,000,000, and (ii) on or after the First Amendment Effective Date in an amount not to exceed (A) $50,000,000 plus (B) the Cumulative Amount; provided that, in the case of clause (B), the Total Leverage Ratio (calculated on a Pro Forma Basis) shall be less than or equal to 2.00:1.00 after giving effect to such Restricted Payment;
(f)    (i) the Borrower may make regularly scheduled payments of interest on any Junior Lien Indebtedness, (ii) the Borrower and any Subsidiary may make regularly scheduled payments of interest and principal at maturity of unsecured Indebtedness and (iii) the Borrower and any Subsidiary may redeem, repurchase or otherwise acquire or retire for value any unsecured Indebtedness in anticipation of satisfying a scheduled maturity, sinking fund or amortization installment obligation, in the case of this clause (iii), due within one year of the date of such redemption, repurchase, acquisition or retirement;

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(g)    ~~the Borrower may make distributions, by dividend or otherwise, of shares of Capital Stock or Convertible Securities to holders of the Convertible Securities~~[reserved];
(h)    the repayment, redemption, repurchase, defeasance or other acquisition or retirement for value of unsecured Indebtedness, any Subordinated Indebtedness or any Junior Lien Indebtedness (i) with the net cash proceeds of, or in exchange for, Permitted Refinancing Indebtedness or (ii) in exchange for, or out of the proceeds of, a substantially concurrent issue of new shares of common stock or other Qualified Equity Interests of the Borrower;
(i)    the Borrower may make regularly scheduled payments of interest in respect of any Subordinated Indebtedness in accordance with the terms thereof and only to the extent required by and subject to the subordination provisions contained therein;
(j)    cash payments in lieu of fractional shares upon exercise of options or warrants or conversion or exchange of convertible securities, repurchases of Equity Interests deemed to occur upon the exercise of options, warrants or other convertible securities to the extent such securities represent a portion of the exercise price of such options, warrants or other convertible securities and repurchases of Equity Interests in connection with the withholding of a portion of the Equity Interests granted or awarded to a director or an employee to pay for the Taxes payable by such director or employee upon such grant or award;
(k)    ~~any payments made in connection with the Transactions in accordance with the Plan of Reorganization~~[reserved];
(l)    notwithstanding the foregoing, if the Borrower declares a dividend or distribution in the foregoing clauses (a) through (k), the Borrower can pay any such dividend or distribution within 60 days after the date of declaration thereof; and
(m)    (i) payments of dividends on the Borrower’s common stock or purchases by the Borrower of its common stock in an aggregate amount in any calendar year not to exceed $25,000,000, so long as, the Total Leverage Ratio would not exceed 1.25 to 1.00 on a Pro Forma Basis; provided that no such Restricted Payment shall be made pursuant to this clause (m)(i) until the calendar year commencing on January 1, 2018 and (ii) payments of dividends on the Borrower’s common stock, payments of dividends on the Borrower’s Preferred Stock, purchases by the Borrower of its common stock, purchases by the Borrower of its Preferred Stock or similar distributions in an aggregate amount not to exceed $450,000,000, so long as, the Fixed Charge Coverage Ratio would not be less than 2.00 to 1.00 on a Pro Forma Basis.
7.07    Change in Nature of Business. Engage in any material line of business other than a Similar Business.
7.08    Transactions with Affiliates. Enter into, renew or extend any transaction or arrangement, including, without limitation, any purchase, sale, lease or exchange of property or assets or the rendering of any service, with any Affiliate of the Borrower or any Restricted Subsidiary (a “Related Party Transaction”) involving an aggregate consideration in excess of $25,000,000, unless the Related Party Transaction is (a) not prohibited by this Agreement and (b) on fair and reasonable terms that are not materially less favorable (as reasonably determined by the Borrower) to the Borrower or any of the relevant Restricted Subsidiaries than those that

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could be obtained in a comparable arm’s-length transaction with a Person that is not an Affiliate of the Borrower; provided that (i) any Related Party Transaction or series of Related Party Transactions with an aggregate value in excess of $50,000,000 must first be approved by a majority of the board of directors of the Borrower who are disinterested in the subject matter of the transaction pursuant to a resolution by the board of directors of the Borrower and (ii) with respect to any Related Party Transaction or series of Related Party Transactions with an aggregate value in excess of $100,000,000, the Borrower must deliver to the Administrative Agent an opinion from an accounting, appraisal, or investment banking firm of national standing in the applicable jurisdiction (x) stating that its terms are not materially less favorable to the Borrower or any of the relevant Restricted Subsidiaries that would have been obtained in a comparable transaction with an unrelated Person or (ii) as to the fairness to the Borrower or any of the relevant Restricted Subsidiaries of such Related Party Transaction from a financial point of view. Notwithstanding the foregoing, the foregoing restrictions shall not apply to the following:
(A)    transactions between or among ~~the Borrower and any of its Loan Parties or between and among~~(i) any Loan Parties and (ii) any non-Loan Party Restricted Subsidiaries;
(B)    the payment of reasonable and customary fees and reimbursement of expenses payable to directors of the Borrower or any of its Restricted Subsidiaries or to any Plan, Plan administrator or Plan trustee;
(C)    loans and advances to directors, officers and employees to the extent permitted by Section 7.02;
(D)    the arrangements with respect to the procurement of services of directors, officers, independent contractors, consultants or employees in the ordinary course of business and the payment of customary compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and reasonable reimbursement arrangements in connection therewith;
(E)    payments to directors and officers of the Borrower and its Restricted Subsidiaries in respect of the indemnification of such Persons in such respective capacities from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, as the case may be, pursuant to the Organizational Documents or other corporate action of the Borrower or its Restricted Subsidiaries, respectively, or pursuant to applicable law;
(F)    (i) intercompany Investments permitted pursuant to ~~Section~~Sections 7.02(k) and 7.02(p), (ii) intercompany Indebtedness and issuances of Disqualified Equity Interests, in each case, permitted pursuant to Section 7.03(f) and (iii) Dispositions not prohibited by Section 7.05;
(G)    Restricted Payments permitted by Section 7.06; and
(H)    transactions arising under any contract, agreement, instrument or other arrangement in effect on the ~~Closing~~Seventh Amendment Effective Date and set forth

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on Schedule 7.08, as amended, modified or replaced form time to time so long as the amended, modified or new arrangements, taken as a whole at the time such arrangements are entered into, are not materially less favorable to the Borrower and its Restricted Subsidiaries than those in effect on the ~~Closing~~Seventh Amendment Effective Date.
7.09    [Reserved].
7.10    Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.
7.11    Financial Covenant. Permit the First Lien Leverage Ratio as of the end of each fiscal quarter of the Borrower to be greater than 2.00 to 1.00.
7.12    Burdensome Agreements. Enter into any Contractual Obligation that (x) limits the ability of the Borrower or any Guarantor to create, incur, assume or suffer to exist any Lien upon any of its property to secure the Obligations hereunder or (y) limits the ability of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor; provided, however, that the foregoing clause shall not apply to Contractual Obligations which:
(a)    solely in the case of clause (y) of this Section 7.12, exist on the date hereof and (to the extent not otherwise permitted by this Section 7.12) are listed on Schedule 7.12 as of the Seventh Amendment Effective Date;
(b)    are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary of the Borrower, so long as such Contractual Obligations were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary of the Borrower;
(c)    arise in connection with any Lien permitted by Section 7.01(i) to the extent such restrictions relate to the assets (and any proceeds in respect thereof) which are the subject of such Lien;
(d)    represent Indebtedness permitted by Section 7.03 (other than secured Indebtedness permitted by Section 7.03(k)); provided that such restrictions (i) apply solely to Restricted Subsidiaries that are not Guarantors or (ii) are no more restrictive than the limitations (taken as a whole) set forth in the Loan Documents and do not materially impair the Borrower’s ability to grant the security interests to the Collateral Trustee contemplated by the Loan Documents or pay the Obligations under the Loan Documents as and when due (as reasonably determined in good faith by the Borrower) ;
(e)    [reserved];
(f)    arise in connection with any Disposition permitted by Section 7.05 solely with respect to the assets that are the subject of such Disposition;

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(g)    are customary provisions in joint venture agreements and other similar agreements applicable solely to such joint venture or the Equity Interests therein (but excluding any such agreement related to the Gibraltar Holdings or any Specified Subsidiary);
(h)    are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto;
(i)    are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Restricted Subsidiary;
(j)    are customary limitations (including financial maintenance covenants) existing under or by reason of leases entered into in the ordinary course of business;
(k)    are restrictions on cash or other deposits imposed under contracts entered into in the ordinary course of business;
(l)    are customary provisions restricting assignment of any agreements;
(m)    are restrictions imposed by any agreement relating to any Permitted Securitization Program to the extent that such restrictions relate to the assets (and any proceeds in respect thereof) that are the subject of such Permitted Securitization Program; or
(n)    are set forth in any agreement evidencing an amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing of the Contractual Obligations referred to in clauses (a) through (m) above; provided, that such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing is, in the good faith judgment of the Borrower, not materially less favorable to the Loan Party with respect to such limitations than those applicable pursuant to such Contractual Obligations prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.
7.13    Restrictions on Specified Subsidiaries. (a) With respect to each Specified Subsidiary, permit such Specified Subsidiary to, (i) retain any cash other than cash (A) necessary to continue to operate in the ordinary course and comply with any Requirement of Law, as reasonably determined by it or the Borrower, or (B) where such Specified Subsidiary has taken commercially reasonable efforts to execute and deliver a deposit account control agreement perfecting the Collateral Trustee’s Lien in such deposit account; (ii) consolidate with or merge with or into any Person; (iii) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than (A) the Indebtedness and obligations under this Agreement and the other Loan Documents, (B) solely with respect to Gibraltar Holdings, intercompany Indebtedness permitted hereunder and (C) to the extent otherwise permitted hereunder, the Indebtedness and obligations under the Priority Lien Notes Documents ~~and the ABL Credit Documents~~; (iv) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired, leased or licensed by it other than the Liens created under the Security Documents to which it is a party and, to the extent otherwise permitted hereunder, the Priority Lien Notes Documents; (v) sell or otherwise dispose of any Equity Interests of Gibraltar Holdings or Peabody Investments (Gibraltar) Limited, as applicable; or (vi) fail to hold itself out to the public as a legal entity separate and distinct from

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all other Persons; and (b) with respect to each Specified Subsidiary (other than Gibraltar Holdings), permit such Specified Subsidiary to, (i) engage in any business or activity or own any assets other than (A) holding 100% of the Equity Interests of Gibraltar Holdings, (B) performing its obligations and activities incidental thereto under the Loan Documents, the Priority Lien Notes Documents ~~and the ABL Credit Documents~~; and (C) making Restricted Payments to a Guarantor or the Borrower; (ii) convey, transfer, lease or license any of its assets to, any Person; or (iii) create or acquire any Subsidiary or make or own any Investment in any Person (other than any intercompany Investments to a Guarantor or the Borrower), in each case, after the ~~Closing Date; provided, that, notwithstanding the foregoing, Gibraltar Holdings can undertake any action necessary or desirable to consummate the Permitted Australian Restructuring Transactions.~~Seventh Amendment Effective Date.
7.14    [Reserved].
7.15    Fiscal Year. Change its fiscal year-end from December 31.
7.16    Sale and Lease-Backs. Become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which the Borrower or such Restricted Subsidiary (a) has sold or transferred or is to sell or to transfer to any other Person (other than the Borrower or any of its Restricted Subsidiaries), to the extent involving the sale of assets with a fair market value in excess of $100,000,000 in the aggregate and (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to any Person (other than the Borrower or any of its Restricted Subsidiaries) in connection with such lease.
7.17    Amendments or Waivers of Organizational Documents. Agree to any amendment, restatement, supplement or other modification to, or waiver of, any of its Organizational Documents after the ~~Closing~~Seventh Amendment Effective Date, in each case, to the extent the same would reasonably be expected to be material and adverse to any Secured Party (in the good faith determination of the Borrower), without obtaining the prior written consent of Required Lenders to such amendment, restatement, supplement or other modification or waiver.
~~7.18 Restructuring Transactions. Nothing in this Article VII shall prohibit the Borrower and its Subsidiaries from consummating the Permitted Restructuring Transactions.~~
7.18    ~~7.19~~ Permitted ~~Australian Restructuring~~PRB-CO Joint Venture Transactions. Nothing in this Article VII shall prohibit the Loan Parties and non-Loan Party Restricted Subsidiaries from consummating the ~~Permitted Australian Restructuring~~PRB-CO Joint Venture Transactions and, for the avoidance of doubt, the restrictions in ~~Section 7.08~~Article VII hereof shall not apply with respect to the ~~Permitted Australian Restructuring Transactions (including, for the avoidance of doubt, an opinion from an accounting, appraisal or investment banking firm of national standing shall not be required)~~PRB-CO Joint Venture Transactions. The Administrative Agent is hereby authorized to deliver directions in writing to the Collateral Trustee from time to time (it being agreed that each such direction shall constitute an Act of Required Secured Parties under the

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Collateral Trust Agreement, and, by its execution of this Agreement, Lenders constituting Required Lenders shall be deemed to have provided written consent to each such direction) authorizing and directing the Collateral Trustee to take any actions necessary to implement the ~~Permitted Australian Restructuring~~PRB-CO Joint Venture Transactions, as reasonably determined by the Administrative Agent.
Article VIII.
EVENTS OF DEFAULT AND REMEDIES
8.01    Events of Default. Any of the following shall constitute an “Event of Default”:
(a)    Non-Payment. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, any L/C Borrowing or any L/C Obligation, or (ii) within five days after the same becomes due, any interest on any Loan, on any ~~any~~ L/C Borrowing or on any L/C Obligation, or any fee due hereunder, any other amount payable hereunder or under any other Loan Document; or
(b)    Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Sections 6.01(a), 6.01(b), 6.02(b), 6.03(a), 6.05, 6.11 or Article VII; provided that any Event of Default as a result of the Borrower’s failure to comply with Section 7.11 shall not constitute an Event of Default with respect to any Term Loan Facility until the date on which the Required Revolving Lenders have declared all ~~Incremental~~ Revolving Loans and related Obligations to be immediately due and payable in accordance with this Agreement and terminated the ~~Incremental~~ Revolving Commitments as a result of the Borrower’s failure to comply with Section 7.11 and such declaration has not been rescinded; or
(c)    Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days; provided that any Event of Default as a result of the Borrower’s failure to comply with Section 7.11 shall not constitute an Event of Default with respect to any Term Loan Facility until the date on which the Required Revolving Lenders have declared all ~~Incremental~~ Revolving Loans and related Obligations to be immediately due and payable in accordance with the provisions of this Agreement and terminated the ~~Incremental~~ Revolving Commitments as a result of the Borrower’s failure to comply with Section 7.11 and such declaration has not been rescinded; or
(d)    Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or
(e)    Cross-Default. The Borrower or any Restricted Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder) in each case having an aggregate principal amount of more than the Threshold Amount, beyond the

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period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee was created, (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity, or such Guarantee to become due or payable, or (C) fails to observe or perform any agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, as a result of which default or other event, the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) shall have caused, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity, or such Guarantee to become due or payable; or
(f)    Insolvency Proceedings, Etc. Subject to Section 8.03, any Loan Party or any of its Restricted Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any substantial part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any substantial part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or
(g)    Inability to Pay Debts; Attachment. Subject to Section 8.03, (i) the Borrower or any Restricted Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any substantial part of the property of any such Person and is not released, vacated or fully bonded within 60 days after its issue or levy; or
(h)    Judgments. There is entered against the Borrower or any Restricted Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third party insurance), and such judgments or orders shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or
(i)    ERISA. The occurrence of any of the following events that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect: (i) an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in an actual obligation to pay money of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any

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installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan; or
(j)    Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or Payment In Full, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or any Security Document ceases to create a valid Lien with the priority required thereby on the Collateral covered thereby (other than as expressly permitted thereunder or solely as a result of the acts or omissions of the Administrative Agent or Collateral Trustee (including failure to maintain possession of any stock certificates, or other instruments delivered to it under any Security Document)); or
(k)    Change of Control. There occurs any Change of Control; or
(l)    Subordinated Indebtedness. Any Subordinated Indebtedness or any Junior Lien Indebtedness permitted hereunder or the guarantees thereof or, in the case of Junior Lien Indebtedness, the Liens securing such Junior Lien Indebtedness, shall cease, for any reason, to be validly subordinated to the Obligations of the Loan Parties hereunder, as provided in the Collateral Trust Agreement or the indenture governing such Subordinated Indebtedness or Junior Lien Indebtedness, or any Loan Party, any Affiliate of any Loan Party, the trustee in respect of the Subordinated Notes or Junior Lien Indebtedness or the holders of at least 25% in aggregate principal amount of the Subordinated Notes or Junior Lien Indebtedness shall so assert.
8.02    Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders (except that, with respect to an Event of Default under Section 8.01(b) or (c), in each case, when such Event of Default does not exist with respect to the Term Loans, Administrative Agent may only act at the request of, or with the consent of, Required Facility Lenders under ~~any Incremental~~the Revolving Facility), take any or all of the following actions:
(a)    declare the commitment of each Lender to make Loans and any obligation of the L/C Issuers to issue or make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;
(b)    declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;
(c)    require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and
(d)    exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

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provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under Debtor Relief Laws of the United States or any other Event of Default under Section 8.01(f) or (g) hereof, the obligation of each Lender to make Loans and any obligation of any L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.
8.03    Exclusion of Immaterial Subsidiaries. Solely for the purposes of determining whether an Event of Default has occurred under clause (f) or (g) of Section 8.01, any reference in any such clause to any Restricted Subsidiary shall be deemed not to include any Restricted Subsidiary affected by any event or circumstance referred to in any such clause that did not, as of the last day of the fiscal quarter of the Borrower most recently ended, have assets with a value in excess of 5% of the Tangible Assets or 5% of consolidated total revenues, in each case, of the Borrower and the Restricted Subsidiaries as of such date; provided that if it is necessary to exclude more than one Restricted Subsidiary from clause (f) or (g) of Section 8.01 pursuant to this Section 8.03 in order to avoid an Event of Default thereunder, all excluded Restricted Subsidiaries shall be considered to be a single consolidated Restricted Subsidiary for purposes of determining whether the condition specified above is satisfied.
8.04    Application of Funds. Subject to the Collateral Trust Agreement, after the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Secured Obligations (including proceeds of Collateral) shall be applied by the Administrative Agent in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and any L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and any L/C Issuer (including fees and time charges for attorneys who may be employees of any Lender or any L/C Issuer) and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and any L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings and to payment of the unpaid Secured Hedging Obligations, ratably

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among the Lenders, the L/C Issuers and Hedge Banks to the Secured Hedging Agreements giving rise to such Secured Hedging Obligations in proportion to the respective amounts described in this clause Fourth held by them;
Fifth, to the Administrative Agent for the account of any L/C Issuer, to Cash Collateralize that portion of the L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;
Sixth, to payment of the unpaid Secured Cash Management Obligations, ratably among the Cash Management Banks party to the ~~Specified~~Secured Cash Management Agreements giving rise to such Secured Cash Management Obligations in proportion to the respective amounts described in this clause Sixth held by them; and
Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.
Subject to the terms hereof, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Secured Obligations, if any, in the order set forth above.
Article IX.
ADMINISTRATIVE AGENT
9.01    Appointment and Authority. Each of the Lenders and each L/C Issuer hereby irrevocably appoints ~~Goldman Sachs~~JPMorgan Chase Bank ~~USA~~, N.A. to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and irrevocably authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers, rights and remedies as are delegated or granted to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except with respect to Section 9.06, Section 9.10 and Section 9.12, the provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and neither the Borrower, nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. In performing its functions and duties hereunder, the Administrative Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower or any of its Subsidiaries.
9.02    Rights as a Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, the Administrative Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans, the Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person

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and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder, and may accept fees and other considerations from the Borrower for service in connection herewith and otherwise without any duty to account therefor to the Lenders.
9.03    Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:
(a)    shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;
(b)    shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including, for the avoidance of doubt, any action that, in its opinion or the opinion of its counsel, may violate the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and
(c)    shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity; and
(d)    shall not be responsible or have any liability for or in connection with, or have any duty to ascertain, inquire into, monitor, maintain, update or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution.
Neither the Administrative Agent nor any of its officers, partners, directors, employees or agents shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 10.01 and 8.02) or (ii) in the absence of its own bad faith, gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. The Administrative Agent shall be deemed not to have

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knowledge of any Default or Event of Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, a Lender or an L/C Issuer.
The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any recital, statement, warranty or representation made in or in connection with this Agreement or any other Loan Document or made in any written or oral statements made in connection with the Loan Documents and the transactions contemplated thereby, (ii) the contents of any financial or other statements, instruments, certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, whether made by the Administrative Agent to the Lenders or the L/C Issuers or by or on behalf of any Loan Party to the Administrative Agent or any Lender or any L/C Issuer in connection with the Loan Documents and the transactions contemplated thereby, (iii) the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Obligations, (iv) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the use of proceeds of the Loans or Letters of Credit or the occurrence or possible occurrence of any Default or Event of Default or to make any disclosures with respect to the foregoing, (iv) the execution, validity, enforceability, effectiveness, genuineness, collectability or sufficiency of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Anything contained herein to the contrary notwithstanding, the Administrative Agent shall not have any liability arising from confirmation of the amount of outstanding Loans or the component amounts thereof.
9.04    Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the applicable L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent shall be entitled to rely on and may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
9.05    Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory,

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indemnification and other provisions of this Article and Section 10.04 shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Article shall apply to any such sub agent and to the Related Parties of any such sub agent, and shall apply to their respective activities as sub agent as if such sub agent and Related Parties were named herein. Notwithstanding anything herein to the contrary, with respect to each sub agent appointed by the Administrative Agent, (i) such sub agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all Loan Parties and the Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub agent, and (iii) such sub agent shall only have obligations to Administrative Agent and not to any Loan Party, Lender or any other Person, and no Loan Party, Lender, L/C Issuer or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub agent.
9.06    Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the approval of the Borrower unless an Event of Default under Section 8.01(f) or (g) has occurred or is continuing (such approval not to be unreasonably withheld), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in

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this Section). Upon the acceptance of a successor’s appointment as the Administrative Agent, hereunder, and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Security Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.
9.07    Non-Reliance on Administrative Agent and Other Lenders .
(a)    Each Lender and L/C Issuer represents and warrants that it has, independently and without reliance upon the Administrative Agent, the Arrangers or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
(b)    The Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such analysis on behalf of the Lenders or L/C Issuers or to provide any Lender or L/C Issuer with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or Letters of Credit or at any time or times thereafter, and the Administrative Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to the Lenders or L/C Issuers. Each Lender and L/C Issuer, by delivering its signature page to this Agreement or an Assignment and Assumption and funding its Term Loan ~~on the Closing Date~~, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Administrative Agent, Required Lenders or Lenders, as applicable ~~on the Closing Date~~.
(c)    Each Lender acknowledges that Borrower and certain Affiliates of the Loan Parties are Eligible Assignees hereunder and may purchase Term Loans hereunder from Lenders from time to time, subject to the restrictions set forth in the definition of “Eligible Assignee” and Sections 2.19 and 2.20.

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9.08    No Other Duties, Etc. Except as expressly set forth herein, none of the bookrunners, Arrangers or other titles listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an L/C Issuer hereunder. The Administrative Agent shall have only those duties and responsibilities that are expressly specified herein and the other Loan Documents. The Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. The Administrative Agent shall not have, by reason hereof or any of the other Loan Documents, a fiduciary relationship in respect of any Lender or any other Person; and nothing herein or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect hereof or any of the other Loan Documents except as expressly set forth herein or therein.
9.09    Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)    to file a verified statement pursuant to rule 2019 of the Federal Rules of Bankruptcy Procedure that, in its sole opinion, complies with such rule’s disclosure requirements for entities representing more than one creditor;
(b)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under Sections 2.03(i) and (j), 2.09 and 10.04) allowed in such judicial proceeding; and
(c)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 2.09 and 10.04. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Administrative Agent, its agents and counsel, and any other amounts due the Administrative Agents under Sections 2.09 and 10.04 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall

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be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Lenders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.
9.10    Guaranty and Collateral Matters.
(a)    Each Secured Party hereby authorizes Administrative Agent or Collateral Trustee, as applicable, on behalf of and for the benefit of Secured Parties, to be the agent for and representative of Secured Parties with respect to the Guaranty, the Collateral and the Security Documents, as applicable; provided that neither the Administrative Agent nor Collateral Trustee shall owe any fiduciary duty, duty of loyalty, duty of care, duty of disclosure or any other obligation whatsoever to any holder of Secured Obligations with respect to any Secured Hedging Agreement. Subject to Section 10.01, without further written consent or authorization from any Secured Party, the Administrative Agent or Collateral Trustee, as applicable, may execute any documents or instruments necessary to (i) in connection with a sale or disposition of assets permitted by this Agreement, release any Liens encumbering any item of Collateral that is the subject of such sale or other disposition of assets or to which the Required Lenders (or such other Lenders as may be required to give such consent under Section 10.01) have otherwise consented or (ii) release any Guarantor from the Guaranty pursuant to Section 10.21 or with respect to which Required Lenders (or such other Lenders as may be required to give such consent under Section 10.01) have otherwise consented.
(b)    The Lenders and L/C Issuers irrevocably authorize the Administrative Agent to release any Guarantor from its obligations under the Guaranty in accordance with the terms of Section 10.21. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10.
(c)    The Lenders irrevocably authorize the Collateral Trustee, at its option and in its discretion, to release any Lien on any property granted to or held by the Collateral Trustee under any Loan Document in accordance with the terms of Section 10.21. Upon request by the Administrative Agent or the Collateral Trustee at any time, the Required Lenders will confirm in writing the Collateral Trustee’s authority to release its interest in particular types or items of property in accordance with this Section.
9.11    Withholding Tax. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding tax and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. Without limiting the provisions of Section 3.01, each Lender shall, and does hereby, indemnify the Administrative Agent, and shall make payable in respect thereof within 30 days after demand therefor, against

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any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the IRS or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 9.11. The agreements in this Section 9.11 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, and the repayment, satisfaction or discharge of all other obligations.
9.12    ~~Intercreditor Agreements~~Collateral Trust Agreement, Collateral Matters and Specified Amendments.
(a)    Each Lender (and each Person that becomes a Lender hereunder pursuant to Section 10.06) hereby authorizes and directs the Administrative Agent and the Collateral Trustee to enter into ~~each of~~the Additional Secured Debt Designation (as defined in the Collateral Trust Agreement ~~and any ABL Intercreditor Agreement, as applicable,~~) on behalf of such Lender needed to effectuate the transactions permitted by this Agreement and agrees that the Administrative Agent and the Collateral Trustee may take such actions on its behalf as is contemplated by the terms of ~~such applicable Intercreditor~~the Collateral Trust Agreement. Without limiting the provisions of Sections 9.03 and 10.04, each Lender hereby consents to (i) ~~Goldman Sachs~~JPMorgan Chase Bank ~~USA~~, N.A. and any successor serving in the capacity of Administrative Agent and agrees not to assert any claim (including as a result of any conflict of interest) against ~~Goldman Sachs~~JPMorgan Chase Bank ~~USA~~, N.A., or any such successor, arising from the role of the Administrative Agent or other agent under the Security Documents ~~or any such Intercreditor Agreement~~ so long as it is either acting in accordance with the terms of such documents or otherwise has not engaged in bad faith, gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction and (ii) Wilmington Trust, National Association or any such successor, arising from its role as the Collateral Trustee under the Security Documents ~~or any such Intercreditor Agreement~~ so long as it is either acting in accordance with the terms of such documents or otherwise has not engaged in bad faith, gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. In addition, each of ~~Goldman Sachs~~JPMorgan Chase Bank ~~USA~~, N.A. and Wilmington Trust, National Association, or any such successors, shall be authorized, without the consent of any Lender, to execute or to enter into amendments of, and amendments and restatements of, the Security Documents, ~~any such Intercreditor Agreement~~ and any additional and replacement intercreditor agreements, in each case, in order to effect the subordination of and to provide for certain additional rights, obligations and limitations in respect of, any Liens required by the terms of this Agreement to be Liens junior to, or pari passu with, the Secured Obligations, that are incurred as permitted by this Agreement, and to establish certain relative rights as between the holders of the Secured Obligations and the holders of the

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Indebtedness secured by such Liens junior or pari passu with the Secured Obligations, including as contemplated by Section 6.16(g) and Section 7.01.
(b)    The Lenders irrevocably authorize the Administrative Agent to enter into any amendment contemplated by Sections 2.15(g), 2.16(e), 6.16(g), and 7.01(t) and any writing which creates a deemed amendment in connection with a Permitted Amendment.
9.13    Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and ~~its~~the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,
(ii)    the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable ~~with respect to~~so as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Code such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14, and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or ~~such~~(2) a Lender has not provided another representation,

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warranty and covenant ~~as provided in~~in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, ~~to,~~ and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and ~~its~~ their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that~~:~~
~~(i)~~ none of the Administrative Agent, the Arrangers or any of ~~its~~their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any other Loan Document or any documents related hereto or thereto)~~,~~.
~~(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance with respect to the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50,000,000, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),~~
~~(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),~~
~~(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance with respect to the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and~~
~~(v) no fee or other compensation is being paid directly to the Administrative Agent or any of its respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.~~
~~(c) The Administrative Agent hereby informs the Lenders that it is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender, or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees,~~

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~~arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.~~
Article X.
MISCELLANEOUS
10.01    Amendments, Etc. Except as set forth in Sections 2.15 and 2.16, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower, or any other Loan Party therefrom, shall be effective unless in writing signed by (1) the Required Lenders and the Borrower, or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent (except, in each case, as set forth in clauses (2), (3) and (4) below), (2) [reserved], (3) the Required Facility Lenders and the Borrower and acknowledged by the Administrative Agent in the case of clauses (u) and (v) of the second proviso after clause (h) below and (4) the parties to the Fee Letters in the case of clause (z) of the second proviso after clause (h) below, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:
(a)    extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender; provided, no amendment, modification or waiver of any condition precedent, covenant, Default or Event of Default shall constitute an increase in any ~~Incremental~~ Revolving Commitment of any Lender;
(b)    postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) (it being understood that the waiver of, or amendment to the terms of, any mandatory prepayment shall not constitute such a postponement) or any mandatory reduction of the Aggregate Commitments hereunder without the written consent of each Lender directly affected thereby;
(c)    waive, reduce or postpone the principal of, or the stated rate of interest specified herein on, any Loan, or Unreimbursed Amount or (subject to clause (z) of the second proviso to this Section 10.01) any fees or premiums or other amounts payable hereunder without the written consent of each Lender directly affected thereby; provided, however, that, without limiting the effect of clause (h) below or the provisos appearing after clause (h) below, only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate, (ii) to amend any financial covenant hereunder (or any defined term used therein) (other than Section 7.11 (or any defined term used therein), which shall be subject to the first proviso after clause (h) below) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder or (iii) to waive, reduce or postpone any scheduled prepayment;

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(d)    change Section 2.13 or Section 8.04 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender adversely affected thereby;
(e)    reduce the principal amount of any reimbursement obligation in respect of Letters of Credit issued under the ~~Incremental~~ Revolving Commitments or extend the stated expiration date of any such Letter of Credit beyond the ~~Incremental~~ Revolving Facility Maturity Date (unless Cash Collateralized pursuant to the terms of Section 2.03(g)) without the written consent of each ~~Incremental~~ Revolving Lender adversely affected thereby;
(f)    change any provision of this Section 10.01 or the definitions of “Required Lenders”, “Required Revolving Lenders” or “Applicable Percentage” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender under the applicable Facility affected thereby; provided, with the consent of the Required Lenders, additional extensions of credit pursuant hereto may be included in the determination of ‘Required Lenders” or “Applicable Percentage” on substantially the same basis as the Commitments and the Term Loans are included on the Closing Date;
(g)    other than as permitted by Section 9.10 and Section 10.21, release (i) all or substantially all of the Guarantors from the Guaranty except as expressly provided in the Loan Documents and except in connection with a “credit bid” undertaken by the Administrative Agent or Collateral Trustee at the direction of the Required Lenders pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code or other sale or disposition of assets in connection with an enforcement action with respect to the Collateral permitted pursuant to the Loan Documents (in which case only the consent of the Required Lenders will be needed for such release) or (ii) all or substantially all of the collateral covered by the Security Documents without the written consent of each Lender; or
(h)    consent to the assignment or transfer by any Loan Party of any of its rights and obligations under any Loan Documents without the written consent of each Lender adversely affected thereby;
provided that (x) for the avoidance doubt, all Lenders shall be deemed directly affected thereby with respect to any amendment described in clauses (f), (g) and (h) and (y) only the consent of the Required Revolving Lenders (and not the consent of the Required Lenders) shall be required to amend or waive the terms of Section 7.11 (and related definitions, if any, solely as used in such provision) or to waive an Event of Default solely as it relates to Section 7.11;
and, provided further, that (~~u~~t) any condition set forth in Section 4.02 as to any Borrowing under the ~~Incremental~~ Revolving Facility may be waived by only the Required Revolving Lenders; (~~v~~u) any term or provisions of a particular Facility may be amended, waived or otherwise modified with only the consent of the Required Facility Lenders under such Facility, so long as such amendment, waiver or modification does not directly affect the Lenders under any other Facility; (~~w~~v) no amendment, modification, termination or waiver of any provision of the Loan Documents, or consent to any departure by any Loan Party therefrom, shall amend, modify or waive this Agreement or the Security Agreement so as to alter the ratable

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treatment of Obligations and Secured Hedging Obligations (including pursuant to Section 8.04) or the definition of “Hedging Obligations,” “Hedging Agreement,” “Obligations,” “Secured Hedging Agreement”, “Secured Hedging Obligations” or “Secured Obligations” (as defined herein or in any applicable Security Documents) in each case in a manner adverse to any Hedge Bank with Secured Hedging Obligations then outstanding without the written consent of any such party; (w) no amendment, waiver or consent shall amend, modify or otherwise affect the rights or duties of any L/C Issuer under the Credit Agreement or under any other Loan Document unless in writing executed by such L/C Issuer; (x) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (y) no amendment, modification, termination or waiver of any provision of the Loan Documents, or consent to any departure by any Loan Party therefrom, shall (i) amend, modify, terminate or waive any provision hereof relating to the swing line subfacility (if any) provided under the ~~Incremental~~ Revolving Commitments without the consent of the applicable swing line lender; (ii) alter the required application of any repayments or prepayments as between Classes pursuant to Sections 2.05(a) or 2.05(k) without the consent of the Required Facility Lenders of each Class which is being allocated a lesser repayment or prepayment as a result thereof; provided, Required Lenders may waive, in whole or in part, any prepayment so long as the application, as between Classes, of any portion of such prepayment which is still required to be made is not altered; or (iii) amend, modify, terminate or waive any obligation of Lender relating to the purchase of participations in Letters of Credit issued under the ~~Incremental~~ Revolving Commitments without the written consent of the Administrative Agent and the applicable L/C Issuer and (z) each Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties to the applicable Fee Letter. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (i) the Commitment of such Lender may not be increased or extended and (ii) the principal of any Loan owed to such Lender may not be reduced without the consent of such Lender.
Notwithstanding the foregoing, the Borrower and the Administrative Agent may amend this Agreement and the other Loan Documents (and may authorize the Collateral Trustee to amend the Collateral Trust Agreement) without the consent of any Lender (a) to cure any ambiguity, omission, mistake, error, defect or inconsistency (as reasonably determined by the Administrative Agent), so long as such amendment, modification or supplement does not adversely affect the rights of any Lender or the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment, (b) to add a Guarantor with respect to the Loans or collateral to secure the Loans or (c) to make administrative changes that do not adversely affect the rights of any Lender (including as contemplated by Section 2.15(d)(v), 2.16(d)(v) and the definition of Permitted Amendments). In addition, the Administrative Agent, without the consent of any Lender, shall be permitted to enter into (and direct the Collateral Trustee, as applicable, to enter into) any amendments, waivers, modifications or supplements to ~~any Intercreditor~~the Collateral Trust Agreement, if the Administrative Agent would have been permitted hereunder to enter into a new ~~Intercreditor~~Collateral Trust Agreement which contained the terms set forth in such

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amendment, waiver, modification or supplement, at the time when such amendment, waiver, modification or supplement is entered into.
In addition, notwithstanding the foregoing, in situations not otherwise governed by Sections 2.15 and 2.16, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, and the Borrower (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof (collectively, the “Additional Extensions of Credit”) to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the ~~Incremental~~ Revolving Loans and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and the Required Revolving Lenders; provided, however, that no such amendment shall permit the Additional Extensions of Credit to share in preference to any Facility in the application of any mandatory prepayments without the consent of Required Facility Lender in respect of such Facility (without giving effect to such Extensions of Credit).
The Borrower may, by written notice to the Administrative Agent from time to time, make one or more offers to all Lenders under the applicable Facility to make one or more Permitted Amendments to such Facility pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower. Such notice shall set forth (a) the terms and conditions of the requested Permitted Amendments and (b) the date on which responses from the applicable Lenders in respect of such Permitted Amendment are required to be received (which shall not be less than three Business Days after the date of such notice). Only those Lenders that consent to such Permitted Amendment (the “Accepting Lenders”) will have the maturity of their applicable Loans and Commitments extended and be entitled to the benefits provided thereby, which shall have effect notwithstanding the pro rata sharing provisions of Section 2.13. The Borrower and each Accepting Lender shall execute and deliver to the Administrative Agent such documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Permitted Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Permitted Amendment, this Agreement shall be deemed amended, as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the terms and provisions of the Permitted Amendment with respect to the Loans and Commitments of the Accepting Lenders (including any amendments necessary to treat the Loans and Commitments of the Accepting Lenders in a manner consistent with the other Loans and Commitments under this Agreement or as contemplated by the Permitted Amendment).
The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender or any L/C Issuer, execute amendments, modifications, waivers or consents on behalf of such Lender or L/C Issuer. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

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Any such waiver and any such amendment or modification pursuant to this Section 10.01 shall be binding upon the Borrower, the Lenders, the L/C Issuers the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrower, the Lenders, L/C Issuers and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default that is waived pursuant to this Section 10.01 shall be deemed to be cured and not continuing during the period of such waiver.
10.02    Notices; Effectiveness; Electronic Communication.
(a)    Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by telecopier (except for any notices sent to the Administrative Agent) as follows or sent by electronic communication as provided in subsection (b) below, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)    if to the Borrower or the Administrative Agent to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02;
(ii)    if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified on Schedule 10.02 or in its Administrative Questionnaire; and
(iii)    if to any L/C Issuer, to the address, telecopier number, electronic mail address or telephone number specified on Schedule ~~1 to the Second Amendment or Schedule 1 to the Third Amendment, as applicable~~10.02 or in its Administrative Questionnaire.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when received (except that, if not received during normal business hours for the recipient, shall be deemed to have been received at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). Notwithstanding the foregoing, (a) no notice to the Administrative Agent shall be effective until received by the Administrative Agent and (b) any such notice or other communication shall at the request of the Administrative Agent be provided to any sub agent appointed pursuant to Section 9.3(c) as designated by the Administrative Agent from time to time.
(b)    Electronic Communications. Notices and other communications to the Administrative Agent or the Lenders and L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites, including the Platform) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or L/C Issuer pursuant to Article II if such Lender or L/C Issuers, as applicable, has notified the

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Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in their discretion, agree to accept notices and other communications to the Administrative Agent or the Borrower hereunder by electronic communications pursuant to procedures approved by the Administrative Agent or the Borrower, provided that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to the Lenders and L/C Issuers to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
(c)    The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. Each Loan Party understands that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses have resulted from the gross negligence or willful misconduct of such Agent Party, as determined by a final non-appealable judgment of a court of competent jurisdiction; provided, however, that in no event shall the Borrower or any Agent Party have any liability to the Borrower, any Lender, L/C Issuer or any other Person for

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indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages); provided that such waiver shall not limit any Loan Party’s reimbursement or indemnification obligations under Sections 10.04(a) or 10.4(b), respectively. Each Loan Party, each Lender, and the Administrative Agent agrees that the Administrative Agent may, but shall not be obligated to, store any electronic communication on the Platform in accordance with the Administrative Agent’s customary document retention procedures and policies.
(d)    Defaults. Any notice of Default or Event of Default may be provided by telephone if confirmed promptly thereafter by delivery of written notice thereof.
(e)    Change of Address, Etc. The Borrower, the Administrative Agent and any L/C Issuer may change its address, electronic mail address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, electronic mail address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent and any L/C Issuer. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.
(f)    Reliance by Administrative Agent, L/C Issuers and Lenders. The Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic Borrowing Notices) purportedly given by or on behalf of the Borrower, even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
(g)    Private Side Information Contacts. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States federal and state securities laws, to make reference to information that is not made available through the “Public-Side Information” portion of the Platform and that may contain Private-Side Information. In the event

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that any Public Lender has determined for itself to not access any information disclosed through the Platform or otherwise, such Public Lender acknowledges that (i) other Lenders may have availed themselves of such information and (ii) neither the Borrower nor the Administrative Agent has any responsibility for such Public Lender’s decision to limit the scope of the information it has obtained in connection with this Agreement and the other Loan Documents.
10.03    No Waiver; Cumulative Remedies. No failure by any Lender, any L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall impair such right, remedy, power or privilege or be construed to be a waiver of any default or acquiescence therein; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided and in the other Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.
10.04    Expenses; Indemnity; Damage Waiver.
(a)    Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out-of-pocket legal and other expenses incurred by the Agents and their respective Affiliates and the Collateral Trustee (including the reasonable and documented fees, charges and disbursements of a single counsel for the Agents and the Arrangers, a single local counsel in each relevant jurisdiction and any special counsel reasonably deemed necessary by the Administrative Agent and a separate counsel for the Collateral Trustee), in connection with the syndication of the credit facilities provided for herein, the preparation, due diligence, negotiation, execution, delivery, administration and enforcement of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by any L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket legal and other expenses (including the cost of any investigation or preparation) incurred by any Agent or any Lender or any L/C Issuer or Collateral Trustee (including the reasonable fees, charges and disbursements of any counsel for any Agent or any Lender or any L/C Issuer, limited to one firm of counsel for all Indemnitees (as defined below), taken as a whole, and if necessary, by a single firm of local counsel in each appropriate jurisdiction for all such Indemnitees, taken as a whole (and, in the case of an actual or perceived conflict of interest where the Indemnified Party affected by such conflict notifies the Borrower of the existence of such conflict, of another firm of counsel for such affected Indemnitees and local counsel for the conflicted party and a separate counsel for the Collateral Trustee), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable and

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documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
(b)    Indemnification by the Borrower. The Borrower shall indemnify the Agents (and any sub-agent thereof), the Arrangers, each Lender and each L/C Issuer and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities (including any Environmental Liability) and related reasonable and documented out-of-pocket fees and expenses (including the reasonable documented out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee (whether or not such investigation, litigation, claim or proceeding is brought by the Borrower, the Borrower’s equity holders, affiliates or creditors or an Indemnitee and whether or not any such Indemnitee is otherwise a party thereto) or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration and enforcement of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the applicable L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit) and (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are found in a final, non-appealable judgment by a court of competent jurisdiction to (x) have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee (or any of such Indemnitee’s controlled affiliates or any of its or their respective officers, directors, employees, agents, controlling persons or members of any of the foregoing), as determined by a final, non-appealable judgment of a court of competent jurisdiction, (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for material breach of such Indemnitee’s obligations hereunder or under any other Loan Document or (z) have arisen out of or in connection with any claim, litigation, loss or proceeding not involving an act or omission of the Borrower or any of its Related Parties and that is brought by an Indemnitee against another Indemnitee (other than any claims against an Indemnitee in its capacity or in fulfilling its role as an administrative agent or arranger or any similar role under this Agreement or any claims arising out of any act or omission of the Borrower or any of its Affiliates). The Borrower also agrees that no Indemnitee shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Borrower for or in connection with this Agreement or the other Loan Documents, any transactions contemplated hereby or thereby or such Indemnitees’ role or services in connection herewith or therewith, except to the extent that any liability for losses, claims, demands, damages, liabilities or expenses incurred by the Borrower (i) resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee or (ii) resulted from a material breach by such Indemnitee (or any of such Indemnitee’s controlled affiliates or any of its or their respective officers, directors, employees, agents, controlling persons or members of any of the foregoing) of the terms of this

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Agreement or the other Loan Documents (in the case of clauses (i) and (ii), as determined by a court of competent jurisdiction in a final, non-appealable judgment). This Section 10.04(b) shall not apply with respect to Taxes other than any taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.
(c)    Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Agents (or any sub-agent thereof), the Arrangers, the L/C Issuers or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Agents (or any such sub-agent), the Arrangers, the L/C Issuers or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agents (or any such sub-agent), the Arrangers or the L/C Issuers in its capacity such, or against any Related Party of any of the foregoing acting for the Agents (or any such sub-agent) or the Arrangers or L/C Issuers in connection with such capacity. In addition, to the extent that the Borrower or the Grantors (as defined in the Collateral Trust Agreement) for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section or Section 7.12(a) of the Collateral Trust Agreement to be paid by the Borrower or such Grantors to the Collateral Trustee or any Related Party of the Collateral Trustee, each Lender severally agrees to pay to the Collateral Trustee or such Related Party such Lender’s Applicable Percentage (determined as of the time the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount in connection with the Collateral Trustee following a direction of an Act of Required Secured Parties (as defined in the Collateral Trust Agreement) prior to the occurrence of the earlier of the Discharge of Credit Agreement Obligations (as defined in the Collateral Trust Agreement) or the Outstanding Loan Threshold Date (as defined in the Collateral Trust Agreement); provided that such Indemnified Liability (as defined in the Collateral Trust Agreement) was incurred by or asserted against the Collateral Trustee in its capacity as such, or against any Related Party of the Collateral Trustee acting for the Collateral Trustee in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).
(d)    Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no party hereto shall assert, and each hereby waives, any claim against the Borrower and its Affiliates or any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof; provided that such waiver shall not limit any Loan Party’s reimbursement or indemnification obligations under Sections 10.04(a) or 10.4(b), respectively. No Indemnitee referred to in subsection (b) above ~~or the Borrower and its Affiliates~~ shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent such damages result from the gross negligence or willful misconduct of such Indemnitee, as determined by a final, non-appealable judgment of a court of competent jurisdiction.

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(e)    Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.
(f)    Survival. The agreements in this Section shall survive the resignation of the Agents and the Arrangers or any L/C Issuer, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations and Secured Hedging Obligations. The reimbursement, indemnity and contribution obligations of the Borrower under this Section 10.04 will be in addition to any liability which the Borrower may otherwise have, will extend upon the same terms and conditions to any affiliate of any Indemnitee and the partners, members, directors, agents, employees, and controlling persons (if any), as the case may be, of any Indemnitee and any such affiliate, and will be binding upon and inure to the benefit of any successors and assigns of the Borrower, any Indemnitee, any such affiliate, and any such Person.
10.05    Marshalling; Payments Set Aside. Neither any Agent nor any Lender or Collateral Trustee shall be under any obligation to marshal any assets in favor of any Loan Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any payment by or on behalf of the Borrower is made to the Agents, the Arrangers, any L/C Issuer or any Lender, or the Agents, the Arrangers, any L/C Issuer or any Lender or the Collateral Trustee enforces any security interests or exercises its right of setoff, and such payment or the proceeds of such enforcement or setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agents, the Arrangers, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable ~~Overnight~~NYFRB Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and L/C Issuers under clause (b) of the preceding sentence shall survive Payment in Full and the termination of this Agreement.
10.06    Successors and Assigns.
(a)    Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder, except through a transaction permitted hereunder, without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section.

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Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Arrangers, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    Assignments by Lenders. Any Lender may at any time sell, assign or transfer to one or more Eligible Assignees, upon the giving of notice to the ~~Borrower and the~~ Administrative Agent, all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations) at the time owing to it or other Obligations); provided that:
(i)    except (a) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it, which such amount is less than the applicable minimum transfer amount set forth below, or (b) in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less $2,500,000 in the case of ~~Incremental~~ Revolving Commitments or ~~Incremental~~ Revolving Loans and shall not be less than $~~1,000,000~~100,000 in the case of Term Loan Commitments or Term Loans, unless each of the Administrative Agent and, so long as no Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that the Borrower shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within ~~seven~~five (~~7~~5) Business Days after having received notice thereof; provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met; provided, further, that no assignment of Revolving Commitments or Revolving Loans shall be made without the prior written consent (such consent not to be unreasonably withheld or delayed) of the L/C Issuers;
(ii)    each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned;
(iii)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500 (provided however, that (i) the Administrative Agent may in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment and (ii) the Administrative Agent does hereby waive such processing and recordation fee in connection with an assignment by or to ~~Goldman Sachs~~JPMorgan Chase Bank ~~USA~~, N.A. or any Affiliate thereof ~~or in the case of an assignee which is already a Lender or is an affiliate or Approved~~

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~~Fund of a Lender or a Person under common management with a Lender~~) and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and such forms, certificate or other evidence, if any, as the assignee under such Assignment and Assumption may be required to deliver pursuant to Section 3.01; and
(iv)    pro rata assignments shall not be required and each assignment shall be of a uniform, and not varying, percentage of all rights and obligations under and in respect of any applicable Loan and related Commitments.
Subject to acceptance and recording thereof in the Register by the Administrative Agent pursuant to subsection (c) of this Section, from and after the closing date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 3.01 (subject to the requirements and limitations therein, including the requirements of Section 3.01(e)), 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the closing date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.
In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the Assignment and Assumption shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations, or other compensating actions, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full Applicable Percentage of all Loans. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Each Lender, upon execution and delivery hereof or upon succeeding to an interest in the Commitments and Loans, as the case may be, represents and warrants as of the Closing Date or as of the effective date of such Assignment and Assumption that (i) it is an Eligible Assignee; (ii) it has experience and expertise in the making of or investing in commitments or loans such as the applicable Commitments or Loans, as the case may be and (iii) it will make or invest in, as the case may be, its Commitments or Loans for its own account in the ordinary course and without a view to distribution of such Commitments or Loans within the meaning of the Securities Act or

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the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this Section 10.06, the disposition of such Commitments or Loans or any interests therein shall at all times remain within its exclusive control).
(c)    Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of (and stated interest on) the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). The Register shall be available for inspection by the Borrower and the L/C Issuers at any reasonable time and from time to time upon reasonable prior notice.
(d)    Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender, to the extent that it has a consent right hereunder, will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (a), (b), (c), (g) and (h) of the first proviso to Section 10.01 that affects such Participant (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant’s participation is not increased as a result thereof). Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Section 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment, provided, that in the case of Section 3.01, such Participant shall have complied with the requirements of such section (it being understood that the documentation required under Section 3.01(e) shall be delivered to the participating Lender). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; such Participant agrees to be subject to Section 2.13 as though it were a Lender.

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Each Lender that sells a participation, acting for this purpose as a non-fiduciary agent (solely for tax purposes) of the Borrower, shall maintain a register for the recordation of the names and addresses of the Participants and principal amount of (and stated interest on) each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that the relevant parties, acting reasonably and in good faith, determine that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Treasury Regulations Section 5f.103-1(c) ~~of the United States~~and Proposed Treasury Regulations Section 1.163-5(b) (or any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender and each Loan Party shall treat each Person whose name is recorded in the Participant Register pursuant to the terms hereof as the owner of such participation for all purposes of this Agreement, notwithstanding notice to the contrary.
(e)    Limitation upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. No Participant shall be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.01(e) as though it were a Lender.
(f)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note(s), if any) to secure obligations of such Lender to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto; provided further, that in no event shall the applicable Federal Reserve Bank, pledgee or trustee, be considered to be a “Lender” or be entitled to require the assigning Lender to take or omit to take any action hereunder.
(g)    Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.
(h)    Resignation as L/C Issuer. Notwithstanding anything to the contrary contained herein, any L/C Issuer may, upon (A) 30 days’ notice to the Borrower and the Lenders (or such shorter time as the applicable resigning L/C Issuer, successor L/C Issuer, Borrower and Administrative Agent may agree) and (B) the appointment of a successor L/C Issuer and

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satisfaction of the requirements of the penultimate sentence of this Section 10.06(h), resign as L/C Issuer. In the event of notice of any such resignation as L/C Issuer, the Borrower shall be entitled to appoint from among the ~~Incremental~~ Revolving Lenders (or a Person who will become ~~an Incremental~~a Revolving Lender) and their Affiliates a successor L/C Issuer who agrees to assume all such rights, powers, privileges and duties of the resigning L/C Issuer, including with respect to its L/C Issuance Limit; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of such L/C Issuer if the resigning L/C Issuer finds a replacement L/C Issuer that is an Eligible L/C Issuer or, if not an Eligible L/C Issuer, that is reasonably acceptable to the Borrower (such acceptance not to be unreasonably withheld or delayed) who agrees to assume all such rights, powers, privileges and duties of the resigning L/C Issuer, including with respect to its L/C Issuance Limit). If an L/C Issuer resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to Letters of Credit and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans, fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c) and issue Letters of Credit pursuant to Section 2.03). Upon the appointment of a successor L/C Issuer, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the resigning L/C Issuer, including with respect to its L/C Issuance Limit, (b) the resigning L/C Issuer shall be discharged from all of its respective duties and obligations hereunder or under the other Loan Documents, in its capacity as an L/C Issuer, and (c) the successor L/C Issuer shall issue Letters of Credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements reasonably satisfactory to the resigning L/C Issuer and the Borrower (such acceptance not to unreasonably withheld or delayed) to effectively assume the obligations of such L/C Issuer with respect to such Letters of Credit. In lieu of the appointment of a successor L/C Issuer pursuant to this Section 10.06(h), the Borrower may appoint one or more successor L/C Issuers to satisfy the requirements of this Section 10.06(h).
(i)    Notwithstanding any other provision in the Loan Documents, any Lender may, at any time, assign all or a portion of its rights and obligations with respect to Term Loans, Incremental Term Loans and Refinancing Term Loans under this Agreement to the Borrower through Dutch auctions in accordance with Section 2.19 and open market purchases in accordance with Section 2.20.
10.07    Treatment of Certain Information; Confidentiality. Each of the Agents, Arrangers, the Lenders and L/C Issuers agrees that it will treat as confidential (to the extent clearly identified at the time of delivery as confidential) all information provided to it hereunder or under any other Loan Document by or on behalf of the Borrower or any of its Subsidiaries or Affiliates (collectively, “Information”) in accordance with the Agents’, Arrangers’, the Lenders’ and the L/C Issuers’ applicable customary procedures for handling confidential information of such nature, except to the extent such Information (a) is publicly available or becomes publicly available other than by reason of disclosure by the Agents, Arrangers, the Lenders or the L/C Issuers, any of their respective affiliates or representatives in violation of this Agreement or the other Loan Documents, (b) was received by the Agents, Arrangers, the Lenders or the L/C Issuers from a source (other than the Borrower or any of its affiliates, advisors, members, directors, employees, agents or other representatives) not known by the Agents, Arrangers, the Lenders and the L/C Issuers to be prohibited from disclosing such Information to such Person by a legal, contractual or fiduciary obligation to the Borrower

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and (c) was already in the Agents’, Arrangers’, the Lenders’ and the L/C Issuers’ possession from a source other than the Borrower or any of its affiliates, advisors, members, directors, employees, agents or other representatives or is independently developed by such Person without the use of or reference to any such Information; provided, however, that nothing herein will prevent the Agents, Arrangers, the Lenders and the L/C Issuers from disclosing any such Information (including Information regarding Disqualified Institutions) (a) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, or otherwise as required by applicable Law or compulsory legal process (in which case such Person agrees to inform the Borrower promptly thereof to the extent not prohibited by law), (b) upon the request or demand of any regulatory authority or any self-regulatory authority having jurisdiction over such Person or any of its affiliates, (c) to such Person’s affiliates and their respective officers, directors, partners, members, employees, legal counsel, independent auditors and other experts or agents who need to know such Information and on a confidential basis, (d) to potential and prospective Lenders, assignees, participants and any direct or indirect contractual counterparties to any ~~Hedging Agreement~~swap or derivative transaction relating to the Borrower ~~or~~and its obligations under this Agreement (other than Disqualified Institutions), in each case, subject to such recipient’s agreement (which agreement may be in writing or by “click through” agreement or other affirmative action on the part of the recipient to access such Information and acknowledge its confidentiality obligations in respect thereof pursuant to customary syndication practice) to keep such Information confidential on substantially the terms set forth in this Section 10.07, (e) to ratings agencies who have agreed to keep such Information confidential on terms no less restrictive than this Section 10.07 in any material respect or otherwise on terms acceptable to the Borrower in connection with obtaining ratings of the Term Loans, (f) for purposes of establishing a “due diligence” defense, (g) on a confidential basis, to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Loans or (h) disclosures in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder. In addition, the Agents may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents in connection with the administration and management of this Agreement and the other Loan Documents.
Each of the Agents, the Arrangers, the Lenders and the L/C Issuers acknowledges that (a) the Information may include material non-public information concerning the Borrower ~~or a Subsidiary~~, the Loan Parties and their Related Parties or their respective securities, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with those procedures and applicable Laws, including Federal and state securities laws. All information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement will be syndicate-level information, which may contain material non-public information concerning the Borrower, the Loan Parties and their Related Parties or their respective securities. Accordingly, each Lender represents to the Borrower and the Administrative Agent that it has identified in its Administrative Questionnaire a credit contact who may

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receive information that may contain material non-public information in accordance with its compliance procedures and applicable Laws, including Federal and state securities laws.
10.08    Right of Setoff. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default or at maturity each Lender and L/C Issuer is hereby authorized by each Loan Party at any time or from time to time subject to the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), without notice to any Loan Party or to any other Person (other than the Administrative Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender or L/C Issuer to or for the credit or the account of any Loan Party against and on account of the obligations and liabilities of any Loan Party to such Lender or L/C Issuer hereunder, including all claims of any nature or description arising out of or connected hereto, irrespective of whether or not (a) such Lender or L/C Issuer shall have made any demand hereunder or (b) the principal of or the interest on the Loans or any other amounts due hereunder shall have become due and payable pursuant to Article II and although such obligations and liabilities, or any of them, may be contingent or unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Sections 2.18 and 8.04 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, L/C Issuer and their respective Affiliates under this Section 10.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender or L/C Issuer or their respective Affiliates may have. Each Lender and L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.
10.09    Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest

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Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of Lenders and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender’s option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrower.
10.10    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof; provided that the provisions contained in the Fee Letters and that certain ~~Commitment~~Engagement Letter dated ~~January 11, 2017,~~September 4, 2019 by and among ~~Goldman Sachs Bank USA,~~ JPMorgan Chase Bank, N.A., ~~Credit Suisse Securities (USA) LLC, Credit Suisse AG, Cayman Islands Branch, Macquarie Capital (USA) Inc., Macquarie Capital Funding LLC~~Goldman Sachs Bank USA, BMO Capital Markets Corp., Credit Suisse Loan Funding LLC, Deutsche Bank Securities Inc., Regions Capital Markets, BofA Securities, Inc. and Peabody Energy Corporation which by their terms survive the execution and effectiveness of this Agreement and the other Loan Documents shall survive and not be superseded by this Agreement and the other Loan Documents. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.
10.11    Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof and the funding of any Borrowing. Such representations, warranties and agreements have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. Notwithstanding anything herein or implied by law to the contrary, the agreements of each Loan Party set forth in Sections 3.01, 3.04, 3.05, 10.04(a), 10.04(b) and 10.08 and the agreements of Lenders set forth in Sections 2.13, 9.03 and 10.04(c) shall survive the payment of the Loans and the termination hereof.
10.12    Severability. If any provision of this Agreement or the other Loan Documents or any obligation hereunder or under any other Loan Document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining

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provisions or obligations of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions or obligations with valid provisions or obligations the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions or obligations. The invalidity of a provision or obligation in a particular jurisdiction shall not invalidate or render unenforceable such provision or obligation in any other jurisdiction.
10.13    Replacement of Lenders. If (a) any Lender requests compensation under Section 3.04, (b) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, (c) any Lender is at such time a Defaulting Lender or has given notice pursuant to Section 3.02 or (d) any Lender becomes a “Nonconsenting Lender” (hereinafter defined), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to (and such Lender shall) assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interest, rights and obligations under this Agreement and the related Loan Documents to an assignee selected by the Borrower that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
(a)    the Administrative Agent shall have received the assignment fee specified in Section 10.06(b) (provided however, that the Administrative Agent may in its sole discretion elect to waive such processing and recordation fee in the case of any assignment);
(b)    such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(c)    in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;
(d)    such assignment does not conflict with applicable Laws, and
(e)    neither the Administrative Agent nor any Lender shall be obligated to be or to find the assignee.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. In the event that (x) the Borrower or the Administrative Agent has requested the Lenders to consent to a departure or waiver of any provisions of the Loan Documents or to agree to any amendment thereto and (y) the Required Lenders, Required Revolving Lenders or Required Facility Lenders, as applicable, have agreed to such consent, waiver or amendment, then any such Lender, who does not agree to such consent, waiver or amendment and whose consent would otherwise be required for such departure, waiver

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or amendment, shall be deemed a “Nonconsenting Lender.” Any such replacement shall not be deemed a waiver of any rights that the Borrower shall have against the replaced Lender.
Each Lender agrees that if the Borrower exercises its option hereunder to cause an assignment by such Lender as a Nonconsenting Lender or otherwise pursuant to this Section 10.13, such Lender shall, promptly after receipt of written notice of such election, execute and deliver all documentation necessary to effectuate such assignment in accordance with Section 10.06. In the event that a Lender does not comply with the requirements of the immediately preceding sentence within one Business Day after receipt of such notice, each Lender hereby authorizes and directs the Administrative Agent to execute and deliver such documentation as may be required to give effect to an assignment in accordance with Section 10.06 on behalf of a Nonconsenting Lender or Lender replaced pursuant to this Section 10.13, and any such documentation so executed by the Administrative Agent shall be effective for purposes of documenting an assignment pursuant to Section 10.06.
10.14    Governing Law; Jurisdiction; Etc.
(a)    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
(b)    CONSENT TO JURISDICTION. SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER LOAN DOCUMENTS, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK.  BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH LOAN PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE (SUBJECT TO CLAUSE (E) BELOW) JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE LOAN PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.02; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE LOAN PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE AGENTS, ARRANGERS, COLLATERAL TRUSTEE AND LENDERS

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RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY LOAN DOCUMENT OR AGAINST ANY COLLATERAL OR THE ENFORCEMENT OF ANY JUDGMENT, AND HEREBY SUBMITS TO THE JURISDICTION OF, AND CONSENTS TO VENUE IN, ANY SUCH COURT.
10.15    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 10.15 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
10.16    USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party, a Beneficial Ownership Certification and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Act.
10.17    Time of the Essence. Time is of the essence of the Loan Documents.

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10.18    [Reserved].
10.19    No Advisory or Fiduciary Responsibility. Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Agent, Arranger, Lender or L/C Issuer, on the one hand, and such Loan Party, its stockholders or its affiliates, on the other. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Agents and the Arrangers and the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Borrower and their Affiliates, on the one hand, and the Agents and the Arrangers, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each Agent, each Arranger, each Lender and each L/C Issuer is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Loan Party, its management, stockholders, creditors or any of its affiliates or any other Person with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its stockholders or its Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (B) neither any of the Agents nor any of the Arrangers nor any Lender nor any L/C Issuer has any obligation to the Borrower or any of its respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Agents and the Arrangers and the Lenders and the L/C Issuers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that conflict with those of the Borrower and its respective Affiliates, and neither any of the Agents nor any of the Arrangers has any obligation to disclose any of such interests to the Borrower or its respective Affiliates. Each Loan Party agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Loan Party, in connection with such transaction or the process leading thereto. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Agents and the Arrangers with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
10.20    [Reserved]
10.21    Release of Liens and Release from Guaranty.

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(a)    The Collateral Trust Agreement shall govern the release of security interests in Collateral as security for the Secured Obligations (A) after Payment in Full and the termination or expiration of all Secured Hedging Agreements (other than obligations and liabilities under Secured Hedging Agreements that have been cash collateralized or as to which other arrangements reasonably satisfactory to the applicable counterparties shall have been made) and payment of any obligations due and owing under all Secured Hedging Agreements, (B) upon any sale or other transfer by any Loan Party of any Collateral that is permitted under this Agreement (other than a sale or other transfer to a Loan Party) or upon effectiveness of any written direction by the consent to the release of the security interest created under any Security Document in any Collateral pursuant to Section 10.01, (C) upon a designation of a Restricted Subsidiary as an Unrestricted Subsidiary permitted hereunder, with respect to the Collateral owned by such Unrestricted Subsidiary, (D) upon the approval, authorization or ratification in writing by the Required Lenders (or such other percentage of the Lenders whose consent is required by Section 10.01) with respect to the release of such Collateral and (E) upon a Guarantor no longer being a Guarantor by virtue of the definition thereof or a transaction permitted hereunder, with respect to the Collateral owned by such Guarantor. After either (v) Payment in Full and the termination or expiration of all Secured Hedging Agreements (other than obligations and liabilities under Secured Hedging Agreements that have been cash collateralized or as to which other arrangements reasonably satisfactory to the applicable counterparties shall have been made) and payment of any obligations due and owing under all Secured Hedging Agreements, (w) upon any sale or other transfer of a Loan Parry that is permitted under this Agreement (other than a sale or other transfer to a Loan Party), (x) upon a designation of a Restricted Subsidiary as an Unrestricted Subsidiary permitted hereunder, (y) upon the approval, authorization or ratification in writing by the Required Lenders (or such other percentage of the Lenders whose consent is required by Section 10.01) with respect to the release of any Guarantor under the terms of the Guaranty or (z) upon a Guarantor no longer being a Guarantor by virtue of the definition thereof or a transaction permitted hereunder, each applicable Guarantor (or, in the case of clause (w) above, the applicable Guarantor so sold or transferred) shall automatically be released from the Guaranty, all without delivery of any instrument or performance of any act by any Person; provided that any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.
(b)    Notwithstanding anything to the contrary contained herein or in any other Loan Document, in connection with any termination or release pursuant to this Section 10.21, the Administrative Agent and/or Collateral Trustee shall be, and are hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender) to execute and deliver, and shall promptly execute and deliver to the applicable Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release (including (1) UCC termination statements and (2) in the case of a release of Mortgages, a partial release) and return to the Borrower, the possessory Collateral that is in the possession of the Collateral Trustee and is the subject of such release.

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(c)    Any execution and delivery of documents, or the taking of any other action, by the Administrative Agent and/or Collateral Trustee pursuant to this Section 10.21 shall be without recourse to or warranty by the Administrative Agent or Collateral Trustee.
10.22    Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.
10.23    Independent Nature of Lenders’ Rights. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out hereof and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.
10.24    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
10.25    Original Issue Discount. THE TERM LOANS MAY BE TREATED AS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY OF THE LOANS MAY BE

~~NAI-1504047260v2~~
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OBTAINED BY WRITING TO THE BORROWER AT ITS ADDRESS SPECIFIED HEREIN.
10.26    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

~~[Signature pages follow]~~
As used in this Section 10.26, the following terms have the following meanings:

(a)    “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
(b)    “Covered Entity” means any of the following:
(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

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(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
(c)    “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
(d) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

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[Include each Schedule to be updated as of the Seventh Amendment Effective Date]

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Schedule 1.01(a)
to Credit Agreement

GUARANTORS

American Land Development, LLC
American Land Holdings of Colorado, LLC
American Land Holdings of Illinois, LLC
American Land Holdings of Indiana, LLC
American Land Holdings of Kentucky, LLC
Big Ridge, Inc.
BIG SKY COAL COMPANY
BTU WESTERN RESOURCES, INC.
COALSALES II, LLC
Conservancy Resources, LLC
El Segundo Coal Company, LLC
Hayden Gulch Terminal, LLC
Hillside Recreational Lands, LLC
KAYENTA MOBILE HOME PARK, INC.
Kentucky United Coal, LLC
Moffat County Mining, LLC
New Mexico Coal Resources, LLC
NGS Acquisition Corp., LLC
Peabody America, LLC
Peabody Arclar Mining, LLC
Peabody Asset Holdings, LLC
Peabody Bear Run Mining, LLC
Peabody Bear Run Services, LLC
Peabody Caballo Mining, LLC
Peabody Cardinal Gasification, LLC
Peabody China, LLC
Peabody COALSALES, LLC
Peabody COALTRADE, LLC
Peabody Colorado Operations, LLC
Peabody Colorado Services, LLC
Peabody Coulterville Mining, LLC
PEABODY DEVELOPMENT COMPANY, LLC
Peabody Electricity, LLC
Peabody Employment Services, LLC
Peabody Energy Corporation
PEABODY GATEWAY NORTH MINING, LLC
Peabody Gateway Services, LLC
Peabody Global Funding, LLC

PEABODY HOLDING COMPANY, LLC
Peabody IC Funding Corp.
Peabody Illinois Services, LLC
Peabody Indiana Services, LLC
Peabody International Holdings, LLC
Peabody International Investments, Inc.
Peabody International Services, Inc.
Peabody Investments Corp.
Peabody Midwest Management Services, LLC
PEABODY MIDWEST MINING, LLC
Peabody Midwest Operations, LLC
Peabody Midwest Services, LLC
Peabody Mongolia, LLC
Peabody Natural Gas, LLC
Peabody Natural Resources Company
Peabody New Mexico Services, LLC
Peabody Operations Holding, LLC
Peabody Powder River Mining, LLC
Peabody Powder River Operations, LLC
Peabody Powder River Services, LLC
Peabody Rocky Mountain Management Services, LLC
Peabody Rocky Mountain Services, LLC
Peabody Sage Creek Mining, LLC
Peabody School Creek Mining, LLC
Peabody Services Holdings, LLC
Peabody Southeast Mining, LLC
Peabody Twentymile Mining, LLC
PEABODY VENEZUELA COAL CORP.
Peabody Venture Fund, LLC
PEABODY WESTERN COAL COMPANY
Peabody Wild Boar Mining, LLC
Peabody Wild Boar Services, LLC
Peabody Williams Fork Mining, LLC
Peabody Wyoming Services, LLC
Peabody-Waterside Development, L.L.C.
PEC Equipment Company, LLC
SAGE CREEK HOLDINGS, LLC
Sage Creek Land & Reserves, LLC
Seneca Coal Company, LLC
Seneca Property, LLC
Shoshone Coal Corporation
TWENTYMILE COAL, LLC
United Minerals Company, LLC

Schedule 1.01(b)
to Credit Agreement

UNRESTRICTED SUBSIDIARIES

Middlemount Coal Pty Ltd
Middlemount Mine Management Pty Ltd
Newhall Funding Company (MBT)
P&L Receivables Company, LLC
Ribfield Pty. Ltd
Sterling Centennial Missouri Insurance Corporation
PRB-CO JV, LLC

Schedule 1.01(c)
to Credit Agreement

EXCLUDED EQUITY INTERESTS
None.

Schedule 1.01(d)
to Credit Agreement

REAL PROPERTY MARKETED FOR SALE

Illinois
Tract	County	Acres (Approximate)
McDonough County-Tract 5	McDonough	76
McDonough County-Tract 5A	McDonough	40
McDonough County-Tract 21	McDonough	44
Saline County-Tract 21	Saline	119
Saline County-Tract 23	Saline	81
Saline County-Tract 24	Saline	109
Saline County-Tract 26	Saline	80
Saline County-Tract 27	Saline	80
Saline County-WH Rail Loop	Saline	170
Saline County-CG RBW #11A	Saline	5
Gallatin County – Tract 13	Gallatin	43
Gallatin County – Tract 3	Gallatin	600
Gallatin County – Tract 4	Gallatin	630
Gallatin County – Tract 5	Gallatin	188
Gallatin County – Tract 6C	Gallatin	139
Gallatin County – Tract 7	Gallatin	115
Gallatin County – Tract 10A	Gallatin	198
Gallatin County – Tract 10B	Gallatin	94
Gallatin County – Tract 11A	Gallatin	165
Gallatin County – Tract 11B	Gallatin	125
Gallatin County – Tract 11C	Gallatin	138

Gallatin County – Tract 12A	Gallatin	213
Gallatin County – Tract 12B	Gallatin	96
Gallatin County – Tract 25	Gallatin	55
Gallatin County – Tract 26	Gallatin	40
	Total	3,643

Indiana:
Tract	County	Acres (Approximate)
Clay County-Tract 3	Clay	49
Daviess County-Tract 1	Daviess	88
Daviess County-Tract 2	Daviess	8
Daviess County-Tract 4	Daviess	41
Daviess County-Tract 5	Daviess	157
Daviess County-Tract 12	Daviess	501
Greene County-Tract 26A	Greene	158
Greene County-Tract 26B	Greene	191
Greene County-Tract 28	Greene	120
Greene County-Tract 29	Greene	170
Greene County-Tract 30	Greene	200
Greene County-Tract 31	Greene	272
Greene County-Tract 1	Greene	1
Greene County-Tract 2A	Greene	31
Greene County-Tract 2B	Greene	1
Greene County-Tract 2C	Greene	5
Greene County-Tract 4	Greene	30
Greene County-Tract 6	Greene	2

Greene County-Tract 7	Greene	164
Greene County-Tract 9	Greene	8
Greene County-Tract 10	Greene	3
Greene County-Tract 13	Greene	32
Knox County-Tract 8	Knox	402
Knox County-Tract 11	Knox	211
Knox County-Tract 14	Knox	101
Knox County-Tract 21	Knox	103
Knox County-Tract 22	Knox	52
Knox County-Tract 23	Knox	125
Knox County-Tract 50	Knox	0
Knox County-Tract 55	Knox	48
Vigo County-Tract RR 3	Vigo	32
Vigo County-Tract RR 4	Vigo	2
Vigo County-Tract RR 5	Vigo	10
Vigo County-Tract 5	Vigo	27
Vigo County-Tract 7	Vigo	9
Vigo County-Tract 8	Vigo	199
Vigo County-Tract 11	Vigo	1
Vigo County-Tract 17	Vigo	8
Sullivan County-Tract 1	Sullivan	1
Sullivan County-Tract 2	Sullivan	7
Sullivan County-Tract 8	Sullivan	20
Sullivan County-Tract 16	Sullivan	429
Sullivan County-Tract 17	Sullivan	1,247
Sullivan County-Tract 19	Sullivan	655

Sullivan County-Tract 20	Sullivan	575
Sullivan County-Tract 22	Sullivan	1,351
Sullivan County-Tract 23	Sullivan	37
Sullivan County-Tract 24	Sullivan	140
Sullivan County-Tract 26	Sullivan	111
Sullivan County-Tract 27A	Sullivan	75
Sullivan County-Tract 28A	Sullivan	29
Sullivan County-Tract 34	Sullivan	40
Sullivan County-Tract 36	Sullivan	146
Sullivan County-Tract 40	Sullivan	20
Sullivan County-Tract 44	Sullivan	34
Sullivan County-Tract 45	Sullivan	4
Sullivan County-Tract 46	Sullivan	1
Sullivan County-Tract 47	Sullivan	81
Sullivan County-Tract 52	Sullivan	15
Sullivan County-Tract 54	Sullivan	99
Sullivan County-Tract 55	Sullivan	141
Sullivan County-Tract 56	Sullivan	157
Sullivan County-Tract 59B	Sullivan	152
Sullivan County-Tract 60	Sullivan	441
Sullivan County-Tract 61	Sullivan	26
Sullivan County-Tract 62	Sullivan	295
Sullivan County-Tract 63	Sullivan	243
Sullivan County-Tract 64A	Sullivan	16
Sullivan County-Tract 66	Sullivan	97
Sullivan County-Tract 68	Sullivan	158

Sullivan County-Tract 70	Sullivan	35
Sullivan County-Tract 71	Sullivan	208
Sullivan County-Tract 72	Sullivan	99
Sullivan County-Tract 73	Sullivan	96
Sullivan County-Tract 74	Sullivan	28
Sullivan County-Tract 75	Sullivan	11
Sullivan County-Tract 78	Sullivan	10
Sullivan County-Tract 79	Sullivan	115
Warrick County-Tract 1	Warrick	163
Warrick County-Tract 4	Warrick	713
Warrick County-Tract 5	Warrick	163
Warrick County-Tract 8	Warrick	191
Warrick County-Tract 9	Warrick	240
Warrick County-Tract 10	Warrick	156
Warrick County-Tract 11	Warrick	40
Warrick County-Tract 12	Warrick	527
Warrick County-Tract 13	Warrick	122
Warrick County-Tract 14	Warrick	410
Warrick County-Tract 15	Warrick	323
Warrick County-Tract 16	Warrick	41
Warrick County-Tract 18	Warrick	130
Warrick County-Tract 19	Warrick	101
Warrick County-Tract 31	Warrick	1
Gibson County – Tract 8	Gibson	39
Gibson County – Tract 9	Gibson	70
Gibson County – Tract 10	Gibson	27

Gibson County – Tract 11	Gibson	15
	Total	14,479

Kentucky:
Tract	County	Acres (Approximate)
Ohio County- TR 1 Centertown	Ohio	394
Ohio County-TR 2 Smallhaus	Ohio	390
	Total	784

Colorado:
Tract	County	Acres (Approximate)
Grandbouche Ranch	Routt	975
North Grandbouche Ranch	Routt	182
Fish Creek West Fork	Routt	2,973
Fish Creek East Fork	Routt	1,284
Fish Creek East (S of RR)	Routt	179
Eckman Park Ranch	Routt	4,005
Eckman Park Ranch East	Routt	830
Ranch 37 Property	Routt	628
West Trout Creek	Routt	1,399
RC-53 Tract #3	Routt	60
Hayden Dev Tract #1	Routt	5
Hayden Dev Tract #2	Routt	3
Hayden Dev Tract #3	Routt	4
Hayden Dev Tract #4	Routt	5
Hayden Dev Tract #5	Routt	12

Power Ranch	Routt	73
Water Tower Ranch	Routt	137
Loop ranch	Routt	168
Runway Ranch	Routt	125
South Highway Ranch	Routt	42
North Highway Ranch	Routt	24
Ranch 51	Routt	80
North Elk Ranch	Routt	147
Vista Ridge Lot #15	Routt	36
Vista Ridge Lot #16	Routt	36
Vista Ridge Lot #17	Routt	37
Vista Ridge Lot #19	Routt	42
	Total	13,491

Schedule 1.01(e)
to Credit Agreement
RESERVE AREAS

RESERVE AREA	State
AIR QUALITY, 1620	Indiana
AREA SOUTH OF MINE No.17, 1314	Illinois
ASHLAND AREA, 1266	Montana
ATHENS NO 4 MENARD CO. - IL., 1197	Illinois
AUBURN SAGAMON CO., IL, 1450	Illinois
BELLEVILLE UNDERGROUND – CARLYLE, 1310	Illinois
BELLEVILLE UNDERGROUND – ELKTON, 1310	Illinois
BELLEVILLE UNDERGROUND – SWANWICK, 1310	Illinois
BEN HUR, 1232	Oklahoma
BIG ELK, 1226	Colorado
BOND COUNTY AREA, 1315	Illinois
BROUILLETTS, 1534	Indiana
BUCK CREEK, 1586	Illinois
BUFFALO, 0886	Wyoming
CANON CITY, 2794	Colorado
CARMI NORTH, 1121	Illinois
CRAWFORD COUNTY, KS, 2796	Kansas
DALE MINE WILLIAMSON CO.-IL., 1198	Illinois
DANVILLE, 1170	Illinois
DIVERNON UNDERGROUND, 1312	Illinois
DIVIDE, 2788	New Mexico
DIXON-MANITOU, 1424	Kentucky
DRY CREEK UNDERGROUND, 0314	Colorado
EAGLE #3 AREA, 1991	Illinois
EAGLE U/G #1, 1271	Illinois
EDEN SURFACE, 1166	Illinois
EMPIRE, 2003	Colorado
FARMERSBURG, 1642	Indiana
FAYETTEVILLE AREA U.G. - IL., 0193	Illinois
FRANCISCO SURFACE, 1632	Illinois
FULTON COUNTY - FULTON CO IL, 1199	Illinois
GALLO WASH, 2792	New Mexico
GILLESPIE, 1182	Illinois
GIRARD, 1587	Illinois
GLASFORD (UG & Surface IL, 1321	Illinois
GRASSY CREEK, 1523	Illinois
GREENFIELD, 1162	Illinois
HENDERSON AREA KY, 1137	Kentucky
HYMERA, 1680	Indiana
KASKASKIA #1 FAYETTEVILLE IL, 1272	Illinois
KAYENTA MINE AZ, 0252	Arizona
LATTA BBCC, 1675	Indiana

LEON, 2798	New Mexico
MADISON COUNTY, 1595	Illinois
MCKINLEY, 2790	New Mexico
MILLER CREEK / JENLIN, 1638	Indiana
MILLER CREEK NE EEL MINE, 1657	Indiana
MILLER CREEK-KNOX PIT, 1633	Indiana
MINE #11 - CLEAR CREEK, 1011	Illinois
MINE #12 - JOHNSON CITY IL., 1912	Illinois
MINE #16, 1300	Illinois
MINE #18, 1918	Illinois
MINE #21 - STONINGTON IL., 1921	Illinois
MINE #25, 1114	Illinois
MINE #26 - WILLIAMSON CO IL., 1115	Illinois
MINE #3 (WILLIAMSON) - IL., 1113	Illinois
MINE #54 - AUBURN IL., 1954	Illinois
MT. HARRIS (SENECA U.G.) CO, 0261	Colorado
MUHLENBERG COUNTY AREA, 1542	Kentucky
NAVAJO RANCH, 2795	New Mexico
NILWOOD #1-MACOUPIN CNTY, 1306	Illinois
NORTH POWDER RIVER BASIN, 2455	Wyoming
OHIO COUNTY KY, 1544	Kentucky
OLD GLORY - COAL CITY, 1969	Indiana
PANHANDLE NO. 3 AREA, IL, 1318	Illinois
PAWNEE, 1522	Illinois
PAXTON, 1674	Indiana
PIGEON CREEK, 1531	Indiana
PINCKNEYVILLE, 1168	Illinois
POSEY COUNTY, 1418	Indiana
POWDER RIVER BASIN WY, 0455	Wyoming
POWER, 1962	Missouri
RIOLA VERMILION GROVE, 1671	Illinois
ROUND PRAIRIE, 1592	Illinois
S COAL, 2704	Illinois
S. RANDOLPH COUNTY, 1151	Missouri
SAN MIGUEL, 2787	New Mexico
SCHELL-OSAGE, 1108	Missouri
SCOTTLAND/FRONTENAC - UNIVERSAL, 1208	Illinois
SHAWNEETOWN, 1518	Illinois
SHELBYTOWN NO 5 - IL., 1117	Illinois
SOMERVILLE NORTH, 1637	Indiana
ST. ELLEN - O'FALLON, IL, 1319	Illinois
STAR LAKE - PNRC, 2791	New Mexico
STURGIS (U.G.) - UNION CO KY, 1136	Kentucky
TEBO, 1323	Missouri
THOROUGHBRED, 2688	Kentucky
TONGUE, 0889	Wyoming
UTILITY, 1943	Illinois
VANDERBURGH COUNTY, 1473	Indiana

VENEDY / OKAWVILLE, 1173	Illinois
VIGO-VERMILLION CO., 1459	Indiana
VIKING/CORNING, 1626	Indiana
WALKER, 1481	Missouri
WALNUT HILL, 1593	Illinois
WARRICK COUNTY U/G, 1457	Indiana
WEST HARRISBURG, 1274	Illinois
WILDCAT HILLS-COTTAGE GROVE, 1749	Illinois
WILDCAT HILLS / EAGLE VALLEY, 1752	Illinois
YANKEE, 2789	Colorado
YOAST AREA, ROUTT CO., 0429	Colorado

Schedule 1.01(f)
to Credit Agreement

PRB-CO JOINT VENTURE TRANSACTIONS
i.The Borrower shall, and shall cause its Affiliates to, execute all such instruments of assignment, transfer and assumption and take all such other corporate or other actions as are necessary to sell, convey, assign, distribute or otherwise transfer to the Borrower or one or more of Affiliates (other than the Peabody Transferred Subsidiaries (as defined below) all of the right, title and interest of the Peabody Transferred Subsidiaries in or to all of the Excluded Assets (as defined in that certain Implementation Agreement, dated as of June 18, 2019, between PRB-CO Joint Venture and Arch Coal, Inc.);
ii.Peabody Investment Corp. shall form “Ocean Holdings, LLC” as a Delaware limited liability company and a wholly-owned Subsidiary of Peabody Investment Corp. and shall cause Ocean Holdings, LLC to elect to be taxed as a corporation for U.S. federal income tax purposes;
iii.Ocean Holdings, LLC shall form the PRB-CO JV, LLC as a Delaware limited liability company and a wholly-owned Subsidiary of Ocean Holdings, LLC;
iv.BTU Western Resources, Inc. shall convert into a Delaware limited liability company (and will thereafter be known as “Ocean Resources, LLC”);
v.Peabody Powder River Services, LLC and Peabody Powder River Operations, LLC shall elect to be taxed as disregarded entities for U.S. federal income tax purposes;
vi.American Land Holdings of Colorado, LLC shall distribute all of the outstanding equity interests in Sage Creek Holdings, LLC and Twentymile Coal, LLC to American Land Development, LLC;
vii.American Land Development, LLC shall distribute all of the outstanding equity interests in Sage Creek Holdings, LLC and Twentymile Coal, LLC to Peabody Investment Corp.;
viii.Peabody Colorado Operations, LLC shall distribute all of the outstanding equity interests in Peabody Sage Creek Mining, LLC and Peabody Twentymile Mining, LLC to Peabody Operations Holding, LLC;
ix. Peabody Operations Holding, LLC shall distribute all of the outstanding equity interests in Peabody Sage Creek Mining, LLC and Peabody Twentymile Mining, LLC to Peabody Investment Corp.;
x.Peabody Operations Holding, LLC shall distribute all of the outstanding equity interests in Peabody Powder River Operations, LLC to Peabody Investment Corp.; and

xi.Peabody Investment Corp. shall contribute all of the outstanding equity interests in the following entities to Ocean Holdings, LLC:

1.	Sage Creek Holdings, LLC;

2.	Twentymile Coal, LLC;

3.	Peabody Sage Creek Mining, LLC;

4.	Peabody Twentymile Mining, LLC;

5.	Peabody Natural Gas, LLC; and

6.	Peabody Powder River Operations, LLC (each such subsidiary, a “Peabody Transferred Subsidiary”).
xii.Ocean Holdings, LLC shall contribute all of the outstanding equity interests in the following entities to PRB-CO Joint Venture (as defined in that certain Implementation Agreement):

1.	Sage Creek Holdings, LLC;

2.	Twentymile Coal, LLC;

3.	Peabody Sage Creek Mining, LLC;

4.	Peabody Twentymile Mining, LLC;

5.	Peabody Natural Gas, LLC; and

6.	Peabody Powder River Operations, LLC.
xiii.Arch Coal, Inc. shall contribute its assets to be contributed to the PRB-CO Joint Venture pursuant to the Implementation Agreement and receive a 33.5% ownership interest in the PRB-CO Joint Venture.

Schedule 1.01(g)
to Credit Agreement

EXISTING LETTERS OF CREDIT

LC Number	Issuing Bank	Beneficiary
SLC00005194	Commerce Bank	Westchester Fire Insurance Company
SLC00005200	Commerce Bank	Travelers Casualty Insurance Company of America
10000643	Goldman Sachs	Travelers Casualty Insurance Company of America
10000641	Goldman Sachs	Bond Safeguard Insurance Company and/or Lexon Insurance Company, Ironshore Specialty Insurance Company, Ironshore Indemnity, Inc.
40000032	Goldman Sachs	RGGS Land and Minerals Ltd., L.P.
NUSCGS002288	JP Morgan	Atlantic Specialty Insurance Company
NUSCGS003145	JP Morgan	Old Republic Insurance Company
NUSCGS003146	JP Morgan	Old Republic Insurance Company
NUSCGS003198	JP Morgan	Rockwood Casualty Insurance Company

Schedule 2.01
to Credit Agreement

COMMITMENTS
Revolving Commitments under the 2017 Incremental Revolving Facility

Revolving Lender	2017 Revolving Commitment
Macquarie Bank Limited	$25,000,000

Revolving Commitments under the 2019 Refinancing Revolving Facility

Revolving Lender	2019 Revolving Commitment
Goldman Sachs Bank USA	$75,000,000
JPMorgan Chase Bank, N.A.	$75,000,000
Credit Suisse AG, Cayman Islands Branch	$75,000,000
Bank of Montreal, Chicago Branch	$75,000,000
Deutsche Bank AG New York Branch	$75,000,000
Bank of America, N.A.	$50,000,000
Macquarie Bank Limited	$25,000,000
Regions Bank	$75,000,000
Commerce Bank	$40,000,000

Term Loan Commitments

On file with Administrative Agent

Schedule 5.08(b)
to Credit Agreement

FEE OWNED MATERIAL REAL PROPERTY

Material Real Property	State
Twentymile	Colorado
Sage Creek/Cow Camp Underground	Colorado
Area S. of Mine No17	Illinois
Bond County	Illinois
Carlyle East & West	Illinois
Elkton Reserves	Illinois
Gateway North	Illinois
Kaskaskia #1 / Fayetteville	Illinois
Panhandle No 3	Illinois
Wildcat Hills	Illinois
Bear Run	Illinois
Francisco	Indiana
Somerville Central	Indiana
Wild Boar	Indiana
El Segundo	New Mexico
Lee Ranch	New Mexico
North Antelope/Rochelle	Wyoming
Shoal Creek	Alabama

Schedule 5.08(c)
to Credit Agreement

LEASED MATERIAL REAL PROPERTY

Material Real Property	State
Twentymile	Colorado
Sage Creek/Cow Camp Underground	Colorado
Gateway North	Illinois
Wildcat Hills	Illinois
Bear Run	Indiana
Francisco	Indiana
Somerville Central	Indiana
Wild Boar	Indiana
El Segundo	New Mexico
Lee Ranch	New Mexico
Caballo	Wyoming
North Antelope/Rochelle	Wyoming
Rawhide	Wyoming
Shoal Creek	Alabama

Schedule 5.09
to Credit Agreement

ENVIRONMENTAL MATTERS
None.

Schedule 5.13
to Credit Agreement

SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Formation
9 East Shipping Limited	United Kingdom
American Land Development, LLC	Delaware
American Land Holdings of Colorado, LLC	Delaware
American Land Holdings of Illinois, LLC	Delaware
American Land Holdings of Indiana, LLC	Delaware
American Land Holdings of Kentucky, LLC	Delaware
Big Ridge, Inc.	Illinois
Big Sky Coal Company	Delaware
Bowen Basin Coal Joint Venture*	Australia
BTU International B.V.	Netherlands
BTU Western Resources, Inc.	Delaware
Burton Coal Pty Ltd	Australia
Capricorn Joint Venture*	Australia
Carbones Peabody de Venezuela, S.A.	Venezuela
COALSALES II, LLC	Delaware
Complejo Siderurgico Del Lago, CA	Venezuela
Conservancy Resources, LLC	Delaware
Coppabella and Moorvale Joint Venture*	Australia
Dalrymple Bay Coal Terminal Pty Ltd	Australia
Desarrollos Venshelf IV, CA	Venezuela
El Segundo Coal Company, LLC	Delaware
Excel Equities International Pty Ltd	Australia
Excelven Pty Ltd.	British Virgin Islands
Guaniamo Mining Corporation	Venezuela
Half-Tide Marine Pty Ltd	Australia
Hayden Gulch Terminal, LLC	Delaware
Helensburgh Coal Pty Ltd	Australia
Hillside Recreational Lands, LLC	Delaware
Hunter Valley Coal Chain Coordinator Ltd	Australia
Kayenta Mobile Home Park, Inc.	Delaware
Kentucky United Coal, LLC	Indiana
Metropolitan Collieries Pty Ltd	Australia
Middlemount Coal Pty Ltd	Australia
Middlemount Mine Management Pty Ltd	Australia
Millennium Coal Pty Ltd	Australia

Moffatt County Mining, LLC	Delaware
Monto Coal 2 Pty Ltd.	Australia
Monto Coal Joint Venture*	Australia
Moorvale West Joint Venture*	Australia
New Mexico Coal Resources, LLC	Delaware
Newcastle Coal Infrastructure Group Pty Ltd	Australia
Newcastle Coal Shippers Pty Ltd	New South Wales
Newhall Funding Company (MBT)	Massachusetts
NGS Acquisition Corp., LLC	Delaware
North Goonyella Coal Mines Pty Ltd	Australia
North Wambo Pty Ltd	Australia
P&L Receivables Company, LLC	Delaware
Peabody (Bowen) Pty Ltd	Australia
Peabody (Burton coal) Pty Ltd	Australia
Peabody (Kogan Creek) Pty Ltd.	Australia
Peabody (Wilkie Creek) Pty Ltd.	Australia
Peabody America, LLC	Delaware
Peabody Arclar Mining, LLC	Indiana
Peabody Asset Holdings, LLC	Delaware
Peabody Australia Holdco Pty Ltd.	Australia
Peabody Australia Mining Pty Ltd.	Australia
Peabody BB Interests Pty Ltd.	Australia
Peabody Bear Run Mining, LLC	Delaware
Peabody Bear Run Services, LLC	Delaware
Peabody Bistrotel Pty Ltd.	Australia
Peabody Caballo Mining, LLC	Delaware
Peabody Capricorn Pty Ltd.	Australia
Peabody Cardinal Gasification, LLC	Delaware
Peabody China, LLC	Delaware
Peabody CHPP Pty Ltd	Australia
Peabody Coal Venezuela Ltd.	Bermuda
Peabody COALSALES, LLC	Delaware
Peabody COALSALES Pacific Pty Ltd.	Australia
Peabody COALTRADE Asia Private Ltd.	Singapore
Peabody COALTRADE GmbH	Germany
Peabody COALTRADE India Private Limited	India
Peabody COALTRADE International Limited	United Kingdom
Peabody COALTRADE, LLC	Delaware
Peabody Colorado Operations, LLC	Delaware
Peabody Colorado Services, LLC	Delaware
Peabody Coppabella Pty Ltd.	Australia
Peabody Coulterville Mining, LLC	Delaware
Peabody Custom Mining Pty Ltd.	Australia
Peabody Development Company, LLC	Delaware
Peabody Electricity, LLC	Delaware

Peabody Employment Services, LLC	Delaware
Peabody Energy Corporation	Delaware
Peabody Energy Australia Coal Pty Ltd	Australia
Peabody Energy Australia PCI (C&M Equipment) Pty Ltd.	Australia
Peabody Energy Australia PCI (C&M Management) Pty Ltd.	Australia
Peabody Energy Australia PCI Equipment Pty Ltd.	Australia
Peabody Energy Australia PCI Financing Pty Ltd.	Australia
Peabody Energy Australia PCI Mine Management Pty Ltd.	Australia
Peabody Energy Australia PCI Pty Ltd.	Australia
Peabody Energy Australia PCI Rush Pty Ltd.	Australia
Peabody Energy Australia Pty Ltd.	Australia
Peabody Energy Finance Pty Ltd.	Australia
Peabody Energy (Gibraltar) Limited	Gibraltar
Peabody Gateway North Mining, LLC	Delaware
Peabody Gateway Services, LLC	Delaware
Peabody Global Funding, LLC	Delaware
Peabody Global Holdings, LLC	Delaware
Peabody Global Services Pte Ltd.	Singapore
Peabody Gobi LLC	Mongolia
Peabody Holding Company, LLC	Delaware
Peabody Holland BV	Netherlands
Peabody IC Funding Corp.	Delaware
Peabody IC Holdings, LLC	Missouri
Peabody Illinois Services, LLC	Delaware
Peabody Indiana Services, LLC	Delaware
Peabody International (Gibraltar) Ltd.	Gibraltar
Peabody International Holdings, LLC	Delaware
Peabody International Investments, Inc.	Delaware
Peabody International Services, Inc.	Delaware
Peabody Investment & Development Business Services Beijing Co. Ltd.	China
Peabody Investments (Gibraltar) Limited	Gibraltar
Peabody Investments Corp.	Delaware
Peabody MCC (Gibraltar) Limited	Gibraltar
Peabody Midwest Management Services, LLC	Delaware
Peabody Midwest Mining, LLC	Indiana
Peabody Midwest Operations, LLC	Delaware
Peabody Midwest Services, LLC	Delaware
Peabody Mongolia, LLC	Delaware
Peabody Monto Coal Pty Ltd.	Australia
Peabody Moorvale West Pty Ltd.	Australia
Peabody Moorvale Pty Ltd	Australia
Peabody Natural Gas, LLC	Delaware
Peabody Natural Resources Company	Delaware
Peabody New Mexico Services, LLC	Delaware
Peabody Olive Downs Pty Ltd.	Australia

Peabody Operations Holding, LLC	Delaware
Peabody Pastoral Holdings Pty Ltd	Australia
Peabody Powder River Mining, LLC	Delaware
Peabody Powder River Operations, LLC	Delaware
Peabody Powder River Services, LLC	Delaware
Peabody Rocky Mountain Management Services, LLC	Delaware
Peabody Rocky Mountain Services, LLC	Delaware
Peabody Sage Creek Mining, LLC	Delaware
Peabody School Creek Mining, LLC	Delaware
Peabody Services Holdings, LLC	Delaware
Peabody Southeast Mining, LLC	Delaware
Peabody Twentymile Mining, LLC	Delaware
Peabody Venezuela Coal Corp.	Delaware
Peabody Venture Fund, LLC	Delaware
Peabody-Waterside Development, L.L.C.	Delaware
Peabody West Burton Pty Ltd.	Australia
Peabody Western Coal Company	Delaware
Peabody West Rolleston Pty Ltd.	Australia
Peabody West Walker Pty Ltd.	Australia
Peabody Wild Boar Mining, LLC	Delaware
Peabody Wild Boar Services, LLC	Delaware
Peabody Williams Fork Mining, LLC	Delaware
Peabody Wyoming Services, LLC	Delaware
PEC Equipment Company, LLC	Delaware
Port Kembla Coal Terminal Limited	Australia
PT Peabody Coaltrade Indonesia	Indonesia
PT Peabody Mining Services	Indonesia
Ribfield Pty Ltd	Australia
SAGE CREEK HOLDINGS, LLC	Delaware
Sage Creek Land & Reserves, LLC	Delaware
Seneca Coal Company, LLC	Delaware
Seneca Property, LLC	Delaware
Shoshone Coal Corporation	Delaware
Sterling Centennial Missouri Insurance Corporation	Missouri
Transportes Coal Sea de Venezuela, CA	Venezuela
Twentymile Coal, LLC	Delaware
United Minerals Company, LLC	Indiana
Wambo Coal Pty Ltd.	Australia
Wambo Coal Terminal Pty Ltd	Australia
Wambo Open Cut Pty Ltd.	Australia
West/North Burton Joint Venture*	Australia
WICET Holdings Pty Ltd.	Australia

Wilpinjong Coal Pty Ltd	Australia

* Unincorporated joint venture.

Schedule 5.18
to Credit Agreement

INTELLECTUAL PROPERTY
None.

Schedule 5.20
to Credit Agreement

MINES

Company	Name	Mailing Address	Shipping Address
New Mexico Coal Resources, LLC	El Segundo Mine Surface	P.O. Box 757 Grants, NM 87020	22 Miles North Highway 509 Grants, NM 87020
New Mexico Coal Resources, LLC	Lee Ranch Mine Surface	P.O. Box 757 Grants, NM 87020	35 Miles North of Milan Grants, NM 87020
Peabody Bear Run Mining, LLC	Bear Run Mine Surface	7255 East County Road 600 South Carlisle, IN 47838	7255 East County Road 600 South Carlisle, IN 47838
Peabody Colorado Operations, LLC	Twentymile Mine U/G	29515 Routt County Road #27 Oak Creek, CO 80467	29515 Routt County Road #27 Oak Creek, CO 80467
Peabody Midwest Mining, LLC	Francisco Mine U/G	P.O. Box 347 Francisco, IN 47649	1225 North 725 East Francisco, IN 47649
Peabody Midwest Mining, LLC	Gateway North Mine U/G	P.O. Box 369 Coulterville, IL 62237	13101 Zeigler 11 Road Coulterville, IL 62237
Peabody Midwest Mining, LLC	Somerville Central Mine U/G	6280 S. 1025 E. Oakland City, IN 47660	6280 S. 1025 E. Oakland City, IN 47660
Peabody Midwest Mining, LLC	Wildcat Hills U/G Mine	115 Grayson Lane Eldorado, IL 62930	115 Grayson Lane Eldorado, IL 62930
Peabody Powder River Operations, LLC	Caballo Mine Surface	Caller Box 3041 Gillette, WY 82717-3041	2298 Bishop Road Gillette, WY 82718
Peabody Powder River Operations, LLC	North Antelope Rochelle Mine Surface	Caller Box 3035 Gillette, WY 82717-3035	339A Antelope Road Wright, WY 82732
Peabody Powder River Operations, LLC	Rawhide Mine Surface	Caller Box 3042 Gillette, WY 82717-3042	12433 North Highway 59 Gillette, WY 82716
Peabody Wild Boar Mining, LLC	Wild Boar Mine Surface	566 Dickeyville Road Lynnville, IN 47619	566 Dickeyville Road Lynnville, IN 47619
Peabody Southeast Mining, LLC	Shoal Creek Mine	8488 Nancy Ann Bend Rd. Adger, AL 35006	8488 Nancy Ann Bend Rd. Adger, AL 35006

Schedule 6.18
to Credit Agreement

POST CLOSING COVENANTS
[Reserved]

Schedule 7.01
to Credit Agreement

EXISTING LIENS

•
Step-in Deed originally between Wilpinjong Coal Pty Ltd and Macquarie Generation (and subsequently vested in AGL Macquarie Pty Limited) dated 11 January 2012 whereby Wilpinjong Coal Pty Ltd charges all of its assets relating to the Wilpinjong mine (subject to certain exclusions) granted to secure the performance by Wilpinjong Coal Pty Ltd of its obligations under a coal supply contract between AGL Macquarie Pty Limited and Wilpinjong Coal Pty Ltd

•
Liens with respect to cash collateral posted for other Australian obligations including deposits on coal supply contracts, contract step-in deeds, rail line licenses, utility deposits and other obligations of a like nature incurred in the ordinary course of business.

Schedule 7.02
to Credit Agreement

EXISTING INVESTMENTS
I. Joint Ventures
ARQ LIMITED CHANNEL ISLANDS
BOWEN BASIN COAL JOINT VENTURE - unincorporated
CALERA CORPORATION
CARBONES DEL GUASARE S.A.
CARDINAL GASIFICATION CENTER LLC
CAPRICORN JOINT VENTURE - unincorporated
COMPLEJO SIDERURGICO DEL LAGO, CA
COPPABELLA AND MOORVALE JOINT VENTURE - unincorporated
DALRYMPLE BAY COAL TERMINAL PTY LTD
DESARROLLOS VENSHELF IV, CA
ECONO-POWER INTERNATIONAL CORPORATION
EXCELVEN PTY LTD
FUTUREGEN INDUSTRIAL ALLIANCE, INC.
GREAT POINT ENERGY, INC.
GREEN GEN COMPANY LIMITED
GUANIAMO MINING CORPORATION
HUNTER VALLEY COAL CHAIN COORDINATOR LTD
HALF TIDE MARINE PTY LTD
ISLANDS OF WATERSIDE HOMEBUILDING, LLC
ISLANDS OF WATERSIDE, LLC
LRCS LIMITED PARTNERSHIP
MEGA URANIUM LTD
MIDDLEMOUNT COAL PTY LTD
MIDDLEMOUNT MINE MANAGEMENT PTY LTD
MONTO COAL 2 PTY LTD
MONTO COAL JOINT VENTURE - unincorporated
MOUNT THORLEY COAL LOADING PTY LTD
MOORVALE WEST JOINT VENTURE - unincorporated
NCIG HOLDINGS PTY LTD
NEWCASTLE COAL INFRASTRUCTURE GROUP PTY LTD
NEWCASTLE COAL SHIPPERS PTY LTD
NORTH WAMBO PTY LTD
PEABODY BISTROTEL PTY LTD
PEABODY ENERGY AUSTRALIA PCI (C&M EQUIPMENT) PTY LTD
PEABODY ENERGY AUSTRALIA PCI (C&M MANAGEMENT) PTY LTD
PORT KEMBLA COAL TERMINAL LIMITED
RIBFIELD PTY LTD
TRANSPORTES COAL SEA DE VENEZUELA, CA

UNITED WAMBO JOINT VENTURE – unincorporated
WAMBO COAL PTY LTD
WAMBO COAL TERMINAL PTY LTD
WAMBO OPEN CUT PTY LTD
WEST/NORTH BURTON JOINT VENTURE
WEST ROLLESTON JOINT VENTURE
WEST WALKER JOINT VENTURE
WICET HOLDINGS PTY LTD
WYOMING QUALITY HEALTHCARE COALITION, LLC

Schedule 7.03
to Credit Agreement

EXISTING INDEBTEDNESS

•	Indebtedness arising under Finance Lease liabilities in the aggregate amount of approximately $24.5 million as of June 30, 2019

Schedule 7.05
to Credit Agreement

SPECIFIED DISPOSITIONS
None.

Schedule 7.08
to Credit Agreement

TRANSACTIONS WITH AFFILIATES
None.

Schedule 7.12
to Credit Agreement

BURDENSOME AGREEMENTS
None.

Schedule 10.02
to Credit Agreement

ADMINISTRATIVE AGENT’S OFFICE; CERTAIN ADDRESSES FOR NOTICES

Administrative Agent Address:

JPMorgan Chase Bank, N.A.
383 Madison Avenue
New York, NY 10179
Attn: Peter Predun
Telephone: (212) 270-7005
Fax: (212) 270-5100

with a copy to:

JPMorgan Chase Bank, N.A.
500 Stanton Christiana Rd.
NCC5 / 1st Floor
Newark, DE 19713
Attention: Loan & Agency Services Group
Tel: 1-302-634-8719

Administrative Agent Account:

To: JPMORGAN CHASE BANK
Fed ABA: XXXXXXXX
Money Transfer Account #XXXXXXXX
Attn: LS2 Incoming Account
Reference: Peabody

Ops Contact Information:
Email: namrata.r.nair@chase.com
Fax: 302-634-1417

Legal Name and Address:
JPMORGAN CHASE BANK, N.A.
1111 Polaris Parkway
Columbus, OH 43240
Tax ID: 13 -4994650

Lender Addresses: on file with Administrative Agent

L/C Issuer Addresses: on file with Administrative Agent

Borrower Address:

Peabody Energy Corporation
701 Market Street
St. Louis, Missouri 63101
Attention: Treasurer
Phone: (314) 342-3486
Fax: (314) 588-2731
E-mail: JTichenor@peabodyenergy.com

with a copy to:

Jones Day
901 Lakeside Avenue
Cleveland, OH 44114
Attention: Rachel Rawson
Phone: (216) 586-7276
E-mail: rlrawson@jonesday.com

US Borrower Website:

www.peabodyenergy.com

Exhibit B
Security Agreement Amendment No. 2

Attached.

EXECUTION VERSION

AMENDMENT NO. 2 TO PRIORITY LIEN PLEDGE AND SECURITY AGREEMENT
AMENDMENT NO. 2 TO PRIORITY LIEN PLEDGE AND SECURITY AGREEMENT (this “Amendment No. 2”), dated as of September 17, 2019, by and among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the other Grantors party hereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Priority Collateral Trustee (in such capacity, including any permitted successor thereto, the “Priority Collateral Trustee”).
PRELIMINARY STATEMENTS
WHEREAS, the Borrower has entered into that certain Priority Lien Pledge and Security Agreement, dated as of April 3, 2017, among the Borrower, the other Grantors party thereto from time to time, and the Priority Collateral Trustee (as amended by that certain Amendment No. 1 to Priority Lien Pledge and Security Agreement, dated as of June 27, 2018, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Security Agreement”); and
WHEREAS, the Borrower has requested that the Security Agreement be amended as set forth herein (the Security Agreement, as amended by this Amendment No. 2, the “Amended Security Agreement”).
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:
SECTION 1.cERTAIN definitions. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Amended Security Agreement.
SECTION 2.Amendments.

a.
Clause (i) of the definition of “Excluded Assets” in Section 1.1 of the Security Agreement is hereby amended by replacing the proviso “provided that 65% of the voting Equity Interests and 100% of the non-voting Equity Interests in Peabody Investments (Gibraltar) Limited (or any successor thereto) shall not constitute Excluded Assets;” with the following text:

“provided that (i) 65% of the voting Equity Interests and 100% of the non-voting Equity Interests in Peabody Investments (Gibraltar) Limited (or any successor thereto) and (ii) the Equity Interests in the PRB/CO Joint Venture (as defined in the Credit Agreement) held (directly or indirectly) by the Borrower, in each case, shall not constitute Excluded Assets;”

b.	The definition of “Joint Venture” in Section 1.1 of the Security Agreement is hereby amended and restated to read in its entirety as follows:
““Joint Venture”: means any Person in which the Borrower or its Subsidiaries hold an ownership interest (a) that is not a Subsidiary and (b)

12

which the Borrower or such Subsidiary is a general partner or a joint venturer; provided, however, that Middlemount Coal Pty Ltd shall be considered a Joint Venture for this definition.”

c.	Section 4.11 of the Security Agreement is hereby amended and restated to read in its entirety as follows:
“4.11    [Reserved].”

SECTION 3.Reference to and Effect on the SECURITY Agreement. On and after the Amendment No. 2 Effective Date (as defined below), each reference in the Security Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Security Agreement shall mean and be a reference to the Amended Security Agreement.
SECTION 4.Conditions Precedent. The effectiveness of this Amendment No. 2 shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Amendment No. 2 Effective Date”):

a.
The Priority Collateral Trustee shall have received a duly authorized, executed and delivered counterpart of the signature page to this Amendment No. 2 from the Borrower, each other Grantor named on the signature pages hereto and the Priority Collateral Trustee.

b.
The Priority Collateral Trustee shall have received an Officers' Certificate to the effect that this Amendment No. 2 will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents (as defined in the Collateral Trust Agreement), and that this Amendment No. 2 was permitted under Section 7.1 of the Collateral Trust Agreement.

c.
The Priority Collateral Trustee shall have received a customary opinion of Jones Day, counsel to the Borrower and special New York counsel to the other Grantors addressed to the Priority Collateral Trustee and dated the Amendment No. 2 Effective Date to the effect that the execution of this Amendment No. 2 is authorized or permitted by the Collateral Trust Agreement.

d.
The Priority Collateral Trustee shall have received a direction from an Act of Required Secured Parties (as defined in the Collateral Trust Agreement) authorizing and directing the Priority Collateral Trustee to execute and deliver this Amendment No. 2.

13

SECTION 5.Miscellaneous Provisions.

a.
Ratification. This Amendment No. 2 is limited to the matters specified herein and shall not constitute acceptance or waiver, or, to the extent not expressly set forth herein, an amendment or modification, of any other provision of the Security Agreement.

b.	Governing Law; Submission to Jurisdiction; Waivers. Sections 9.11 and 9.12 of the Security Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

c.	Severability. Section 9.8 of the Security Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

d.
Counterparts; Headings. This Amendment No. 2 may be executed by one or more of the parties to this Amendment No. 2 on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment No. 2 by facsimile or other electronic transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment No. 2. The section headings used in this Amendment No. 2 are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

e.	Amendment, Modification and Waiver. This Amendment No. 2 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

f.
Concerning the Priority Collateral Trustee. Wilmington Trust, National Association is entering into this Amendment No. 2 solely in its capacity as Priority Collateral Trustee, upon the direction of an Act of Required Secured Parties and in reliance on documents delivered to it pursuant to Section 4 hereof. In acting hereunder, the Priority Collateral Trustee shall have all of the rights, privileges and immunities of the Priority Collateral Trustee set forth in the Security Agreement, the Collateral Trust Agreement and the other Priority Lien Documents (as defined in the Collateral Trust Agreement), as though fully set forth herein.

[Remainder of page intentionally blank; signatures begin next page]

14

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the date first above written.

PEABODY ENERGY CORPORATION, as Borrower

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Priority Lien Pledge and Security Agreement]

AMERICAN LAND DEVELOPMENT, LLC
AMERICAN LAND HOLDINGS OF COLORADO, LLC
AMERICAN LAND HOLDINGS OF ILLINOIS, LLC
AMERICAN LAND HOLDINGS OF INDIANA, LLC
AMERICAN LAND HOLDINGS OF KENTUCKY, LLC
BIG RIDGE, INC.
BTU WESTERN RESOURCES, INC.
COALSALES II, LLC
CONSERVANCY RESOURCES, LLC
EL SEGUNDO COAL COMPANY, LLC
HAYDEN GULCH TERMINAL, LLC
HILLSIDE RECREATIONAL LANDS, LLC
KAYENTA MOBILE HOME PARK, INC.
KENTUCKY UNITED COAL, LLC
MOFFAT COUNTY MINING, LLC
NEW MEXICO COAL RESOURCES, LLC
PEABODY AMERICA, LLC
PEABODY ARCLAR MINING, LLC
PEABODY ASSET HOLDINGS, LLC
PEABODY BEAR RUN MINING, LLC
PEABODY BEAR RUN SERVICES, LLC
PEABODY CABALLO MINING, LLC
PEABODY CARDINAL GASIFICATION, LLC
PEABODY CHINA, LLC
PEABODY COALSALES, LLC
PEABODY COALTRADE, LLC
PEABODY COLORADO OPERATIONS, LLC
PEABODY COLORADO SERVICES, LLC
PEABODY COULTERVILLE MINING, LLC
PEABODY DEVELOPMENT COMPANY, LLC
PEABODY ELECTRICITY, LLC
PEABODY EMPLOYMENT SERVICES, LLC
PEABODY GATEWAY NORTH MINING, LLC

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Priority Lien Pledge and Security Agreement]

PEABODY GATEWAY SERVICES, LLC
PEABODY GLOBAL FUNDING, LLC
PEABODY HOLDING COMPANY, LLC
PEABODY ILLINOIS SERVICES, LLC
PEABODY INDIANA SERVICES, LLC
PEABODY INTERNATIONAL INVESTMENTS, INC.
PEABODY INTERNATIONAL SERVICES, INC.
PEABODY INVESTMENTS CORP.
PEABODY MIDWEST MANAGEMENT SERVICES, LLC
PEABODY MIDWEST MINING, LLC
PEABODY MIDWEST OPERATIONS, LLC
PEABODY MIDWEST SERVICES, LLC
PEABODY MONGOLIA, LLC
PEABODY NATURAL GAS, LLC
PEABODY NATURAL RESOURCES COMPANY
PEABODY NEW MEXICO SERVICES, LLC
PEABODY OPERATIONS HOLDING, LLC
PEABODY POWDER RIVER MINING, LLC
PEABODY POWDER RIVER OPERATIONS, LLC
PEABODY POWDER RIVER SERVICES, LLC
PEABODY ROCKY MOUNTAIN MANAGEMENT SERVICES, LLC
PEABODY ROCKY MOUNTAIN SERVICES, LLC
PEABODY SCHOOL CREEK MINING, LLC
PEABODY SERVICES HOLDINGS, LLC
PEABODY VENEZUELA COAL CORP.
PEABODY VENTURE FUND, LLC
PEABODY WILD BOAR MINING, LLC
PEABODY WILD BOAR SERVICES, LLC
PEABODY WILLIAMS FORK MINING, LLC
PEABODY WYOMING SERVICES, LLC
PEABODY-WATERSIDE DEVELOPMENT, L.L.C.
PEC EQUIPMENT COMPANY, LLC
SAGE CREEK LAND & RESERVES, LLC
SHOSHONE COAL CORPORATION
TWENTYMILE COAL, LLC NGS ACQUISITION CORP., LLC

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Priority Lien Pledge and Security Agreement]

PEABODY INTERNATIONAL HOLDINGS, LLC

By: Peabody Investments Corp., as its sole member

By:
Name:
Title:

PEABODY IC FUNDING CORP.

By:
Name:
Title:

BIG SKY COAL COMPANY

By:
Name:
Title:

PEABODY SAGE CREEK MINING, LLC SAGE CREEK HOLDINGS, LLC

By:
Name:
Title:

PEABODY TWENTYMILE MINING, LLC

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Priority Lien Pledge and Security Agreement]

PEABODY WESTERN COAL COMPANY
SENECA PROPERTY, LLC
UNITED MINERALS COMPANY, LLC

By:
Name:
Title:

SENECA COAL COMPANY, LLC

By:
Name:
Title:

PEABODY SOUTHEAST MINING, LLC

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Priority Lien Pledge and Security Agreement]

PEABODY GLOBAL HOLDINGS, LLC

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Priority Lien Pledge and Security Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, solely in its capacity as Priority Collateral Trustee

By
    Name:
    Title:

[Signature Page to Amendment No. 2 to Priority Lien Pledge and Security Agreement]